As filed with the Securities and Exchange Commission on July 2, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800
Date of fiscal year end: October 31
Date of reporting period: April 30, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds
Investor Class Shares	Class C Shares
Trust Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class A Shares	Class E Shares
Core Bond Fund
Emerging Markets Debt Fund
Floating Rate Income Fund
High Income Bond Fund
Municipal High Income Fund
Municipal Impact Fund
Municipal Intermediate Bond Fund
Short Duration Bond Fund
Strategic Income Fund

Semi-Annual Report
April 30, 2024
The Securities and Exchange Commission has adopted new regulations that will result in changes to the design and delivery of annual and semi-annual reports beginning in July 2024.
Unless you have elected to receive shareholder reports and other communications from the Funds electronically, instead of by mail, paper copies of the Funds' new, streamlined shareholder reports will be mailed to you beginning in July 2024. If you would like to receive shareholder reports and other communications from the Funds electronically instead of by mail, you may make that request at any time by contacting your financial intermediary or investment provider (such as an insurance company, broker-dealer or bank) or, if you are a direct investor, by logging into your account at https://www.nb.com/en/us/funds or calling 800.877.9700. If you are a direct investor and have previously elected to receive shareholder reports electronically, you will continue to receive reports electronically and need not take any action.

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2024 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds covering the six-month period ended April 30, 2024 (the reporting period).
The fixed income market overcame several challenges and generated positive results over the reporting period. While inflation moderated, it remained "sticky" and led to changing expectations for monetary policy easing. Investor sentiment was also impacted by tighter credit conditions, wars in Ukraine and the Middle East, and numerous other geopolitical events. Despite these and other factors, the global economy was largely resilient, especially in the U.S.
When the reporting period began, there were hopes that inflation would continue easing and the U.S. Federal Reserve Board (Fed) would begin lowering interest rates early in 2024. However, with inflation remaining above the Fed’s target, it held the federal funds rate at 5.25%-5.50% throughout the reporting period—the highest level since 2001. The central bank has remained steadfast in its goal of reining in inflation, leading to expectations that rates may remain "higher for longer."
During the reporting period, short-, intermediate- and long-term Treasury yields moved lower, pushing their prices higher (yields and bond prices generally move in the opposite direction). Meanwhile, credit spreads, including corporate, emerging markets sovereign, and mortgage-backed securities spreads tightened over the reporting period. All told, the broad taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97% during the reporting period. The broad tax-free investment-grade market also rallied, with the Bloomberg Municipal Bond Index gaining 7.06% during the reporting period.
Investors continue to wait for clear signals as to the timing and extent of interest rate cuts. After last year’s significant progress on prices, recent inflation data point to a slowing decline toward target levels. That said, although the timing remains uncertain, we believe that the Fed will likely begin its downward journey sometime this year. We continue to believe that interest-rate declines are a matter of when, not if. But getting caught up in the "when" may prove counterproductive, given the conflicting nature of the data and imbedded liquidity in the system.
In our view, there are ample opportunities in the fixed income market for flexible investors. Yields in the two- to five-year range remain compelling given current levels. Corporate credits remain at tight levels, but deservedly so in our view given resilient fundamentals and extended maturities. A long-awaited increase in mergers and acquisitions could provide openings for research-driven managers. Across loans and securitized products like mortgage-backed securities and collateralized loan obligations, income-generation potential may be substantial. Finally, we believe that after the outflows of 2022 and 2023, emerging markets debt has the wind at its back. Patience and directional thinking may be the watchwords as this year progresses.
Thank you for your support and trust. We look forward to continuing to serve your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Income Funds

Core Bond Fund Commentary (Unaudited)
Neuberger Berman Core Bond Fund Institutional Class delivered a 5.80% total return for the six-month period ended April 30, 2024 (the reporting period) and outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a 4.97% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The taxable investment-grade fixed income market, as measured by the Index, posted a positive return during the reporting period. Several factors impacted the market, including a resilient U.S. economy, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. All told, short-, intermediate- and long-term Treasury yields declined (yields and bond prices generally move in the opposite direction) and credit spreads largely narrowed during the reporting period.
In terms of relative performance, security selection in investment-grade credit and securitized sectors—including agency mortgage-backed securities (MBS), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and mortgage credit—were positive contributors during the reporting period. Higher yields in CMBS, agency MBS and ABS also added significant value. The Fund’s allocation to collateralized loan obligations (CLOs) and overweight exposure to investment-grade credit versus the Index were modest contributors. The Fund’s yield curve positioning slightly detracted; however, this was offset by a positive impact from the Fund’s duration underweight relative to the Index.
The Fund’s use of futures contracts contributed positively to performance during the reporting period.
We made some relative value positioning adjustments during the reporting period. We slightly reduced the Fund’s ABS, agency MBS, mortgage credit and CMBS exposure, realizing profits. We increased exposure to nominal U.S. Treasuries, and we initiated a small position in U.S. Treasury Inflation-Protected Securities. As of the end of the reporting period, the Fund was overweight versus the Index in a diversified mix of securitized sectors—including ABS, mortgage credit, agency MBS, CMBS and CLOs—balanced by underweight exposure in nominal U.S. Treasuries.
Looking ahead, we continue to anticipate moderation in U.S. economic activity that is consistent with an economic soft landing, possibly with gross domestic product growth of between 1.5% and 2% in 2024, with risks to both the up- and downsides. Coming into the year, the consensus believed that, outside of Japan, developed-market central bankers were done with interest rate hikes and poised for rate cuts on the back of accelerated disinflation. However, recent inflation overshoots, the healthy labor market and generally robust economic data (reflecting unique strengths within the U.S.) turned policymakers less dovish and pushed back the expected start of the rate cutting cycle. This has contributed to wild swings in market pricing, but we believe that rate cuts are on the way. In the U.S., we believe this would be driven by moderating (albeit irregular) disinflation, the Fed’s mandate to support employment and its desire to achieve a soft landing. Although rebalancing of the labor market has been slower than expected, with normalization being driven by shrinking vacancies rather than the typical increase in joblessness, we do not anticipate this will hinder interest rate cuts if inflation continues to ease. Moreover, the Fed could very well choose to initiate "insurance" rate cuts in advance of hitting its target to achieve its policy goals.
Sincerely,
Thanos Bardas, David M. Brown, Nathan Kush, Olumide Owolabi and Brad Tank*
Portfolio Managers
*As previously announced, Brad Tank will transition from Co-CIO of Fixed Income to a Senior Advisor role as of December 31, 2024, and thereafter will no longer provide portfolio management services.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	8.6%
Corporate Bonds	27.6
Foreign Government Securities	1.4
Mortgage-Backed Securities	38.6
U.S. Government Agency Securities	0.6
U.S. Treasury Obligations	22.7
Short-Term Investments	0.6
Liabilities Less Other Assets	(0.1)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[1,2]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	5.60%	-1.43%	-0.09%	0.99%	3.76%
Institutional Class[3]	10/01/1995	5.80%	-0.91%	0.32%	1.39%	4.16%
Class A4	12/20/2007	5.61%	-1.33%	-0.07%	0.99%	3.92%
Class C4	12/20/2007	5.21%	-2.06%	-0.84%	0.24%	3.48%
Class R6[4]	01/18/2019	5.86%	-0.92%	0.42%	1.45%	4.18%
With Sales Charge
Class A4		1.08%	-5.51%	-0.94%	0.56%	3.76%
Class C4		4.21%	-3.00%	-0.84%	0.24%	3.48%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		4.97%	-1.47%	-0.16%	1.20%	4.15%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.93%, 0.43%, 0.80%, 1.57% and 0.34% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.78%, 0.38%, 0.78%, 1.53% and 0.28% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a 7.57% total return for the six-month period ended April 30, 2024 (the reporting period), and outperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified (collectively, the Index), which delivered a 6.72% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
Fixed income markets rallied early in the reporting period. Unexpected declines in inflation and a shift towards more dovish stances by central banks collectively enhanced market sentiment. In December, the U.S. Federal Reserve Board (Fed) unexpectedly signaled interest rate cuts totaling 75 basis points (bps). 10-year U.S. Treasury yields dropped by 80 bps to 3.88% by the end of 2023. The momentum continued into the beginning of the calendar year with better-than-expected economic data in the U.S. and China, supporting risk sentiment and reducing global recession fears. Major equity indices reached record highs while credit spreads tightened. However, this environment was less benign for rates markets, where strong economic data and U.S. inflation figures exceeding forecasts prompted a sharp adjustment in expectations for the Fed’s easing measures in 2024. By April, increasing signs of persistent U.S. inflation raised doubts about the timing and scale of Fed easing measures this year and emerging markets (EM) debt performance started to weaken.
During the reporting period, the Fund outperformed the Index driven by bottom-up positioning while tactical asset allocation was also positive. Bottom-up relative performance was positive across hard currency and corporates. Asset allocation delivered negative returns in the reporting period largely due to the defensive hedges as markets rallied strongly. The overweight in local currency versus hard currency versus the Index also detracted from performance as hard currency outperformed over the reporting period.
Performance was positive across both underlying hard currency and corporate sub-asset classes, led by overweight positions in frontier and high-yielding countries, and strategic instrument selection in investment-grade countries like Indonesia and Romania. However, an underweight position in Pakistan versus the Index, which avoided default with International Monetary Fund support, detracted from hard currency performance. In the corporate space, selections in India, Chile, and Mexico drove gains, while a position in a Singaporean airline detracted from performance. Finally, local currency detracted from overall performance due to rates positioning, yet foreign currency (FX) exposure was additive. The primary driver from rates positioning came from overweights to frontier markets including Zambia, Kenya, and Uruguay, while Mexico detracted. In FX positioning, overweights to the Mexican peso, Kenyan shilling and Thai baht were the primary drivers. The overweights to the Brazilian real and Zambian kwacha detracted from performance.
The Fund’s aggregate use of futures, forward foreign currency, and swap contracts, detracted from performance during the reporting period.
Over the reporting period, there were a number of changes across the portfolio. From a top-down perspective we continued to focus on risk-adjusted positioning for the portfolio. Early in the reporting period we deployed cash into the local currency sleeve as markets shifted to a risk-on stance. We maintained an underweight in hard currency as our assessment determined we had sufficient idiosyncratic hard currency exposure to high-yield assets in the overall portfolio. At the end of March 2024, we moved the hard currency sovereign exposure from underweight to slightly overweight compared to the Index. In terms of duration, we targeted neutral to small underweight in January 2024, further reduced the duration in February after the yield drop and turned to targeting neutral at the end of March. We maintained a long duration position in German bunds and a short position in U.S. Treasuries in the overlay as a part of the interest rate duration hedging strategy. In January 2024, we also opened a modest protective position through a credit default swap (CDX EM) as we sought to balance the risk in high-yield and distressed assets within the hard currency sleeve.

Emerging Markets Debt Fund Commentary (Unaudited)
From the bottom-up perspective, we favored high-yield and frontier hard currency sovereigns, looking to capture profits as valuations improved and shifted towards mid-curve positions in select investment-grade nations where we saw better valuations. In the corporate space, we added to financials throughout the reporting period as well as to metals and mining companies as we saw prices, especially in copper, improving. In local currency, we started the reporting period with an overweight in FX, then moved to a neutral stance, remaining focused on relative value opportunities. We favored high carry (where the implied yield differential of the EM currency is higher than the base) and frontier market currencies (Brazilian real, Colombian peso, Mexican peso, South African rand, Zambian kwacha) over lower-yielding Asian currencies (Chinese yuan, Thai baht), and adjusted our local duration strategy towards investment-grade markets and U.S. Treasuries for hedging. Our strategy included maintaining overweight positions in EM durations with what we believed to be sound fundamentals or valuations.
Looking ahead, in our view, the EM debt asset class should benefit this year from slower but not recessionary U.S. growth, less hawkish central banks, and stronger growth in EM compared to developed countries. Broadly we anticipate inflation moving towards central bank comfort zones across most EM countries, supporting monetary easing cycles and return potential for local bonds. Against that backdrop, real yields in various local bond markets appear very attractive in our view. We believe EM FX should benefit from robust EM macro fundamentals and high carry, outside Asia, despite potential volatility from uncertainties around Fed easing strategies. Within hard currency EM debt, we believe valuations have become relatively expensive in parts of the asset class, such as in different investment grade credits. We continue to identify opportunities for spread compression across various issuers, particularly in the high-yield space.
The key risks to our constructive view are either a global resurgence in inflation, which could result in a more hawkish turn by central banks and higher interest rates, or a return to a more aggressively protectionist stance in the U.S. in the event of a change in government.
Sincerely,
Rob Drijkoningen, Gorky Urquieta, Vera Kartseva, Bart Van der Made, Raoul Luttik,
Jennifer Gorgoll and Nish Popat
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	7.57%	5.54%	0.52%	1.13%	1.41%
Class A	09/27/2013	7.17%	5.12%	0.13%	0.74%	1.02%
Class C	09/27/2013	6.82%	4.37%	-0.61%	-0.01%	0.27%
With Sales Charge
Class A		2.69%	0.63%	-0.74%	0.31%	0.61%
Class C		5.82%	3.38%	-0.61%	-0.01%	0.27%
Index
Blended Benchmark*[5,6]		6.72%	4.69%	0.47%	1.29%	1.53%
*
Blended Benchmark is composed of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.05%, 1.61% and 2.20% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary (Unaudited)
Neuberger Berman Floating Rate Income Fund Institutional Class generated a 6.16% total return for the six-month period ended April 30, 2024 (the reporting period), outperforming its benchmark, the Morningstar LSTA US Leveraged Loan Index (the Index), which provided a 6.05% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The senior floating rate bank loan market, as measured by the Index, rallied during the reporting period. Several factors impacted the market, including a resilient U.S. economy, solid earnings and fundamentals for most issuers, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board monetary policy and several geopolitical events. All told, base rates (secured overnight financing rates) remained elevated over the reporting period and the loan market’s weighted average bid prices increased, allowing investors to benefit from high income during this time. A supply shortage with strong collateralized loan obligation production and solid retail demand also helped lift the loan market’s returns.
We have the flexibility to allocate up to 20% of the Fund’s net assets to non-floating rate securities, usually to fixed-rate senior bonds. Over the reporting period, the Fund slightly reduced its position in non-floating rate securities, as floating rate loans offered attractive relative value compared to fixed-rate bonds. The Fund's non-floating rate allocation ended the reporting period at approximately 6.0% of net assets, compared to 7.1% of net assets at beginning of the reporting period.
During the reporting period, from a sector perspective on a relative basis versus the Index, security selection within Diversified Telecommunications Services and Diversified Financial Services, along with security selection within Software and Construction & Engineering, were the best performers. Conversely, security selection within Information Technology services, security selection within and an underweight to Health Care Providers & Services, and security selection within and an underweight to Auto Components were the worst performers.
In terms of the Fund's credit quality ratings on a relative basis versus the Index, security selection within B and BB, and an underweight to and security selection within BBB and above, were the best performers. Conversely, an overweight to BB, an underweight to B and security selection within CCC and below were the worst performers.
With yields around 9% on the U.S. senior floating rate loan market, we believe valuations are providing more-than-adequate compensation for the around average default outlook by the market. In addition, we believe they should continue to provide steady income and are attractive compared to other fixed income alternatives. Despite solid economic growth, higher-than-desired inflation and tight labor markets, most market participants anticipate interest rate normalization coming sometime later this year. That said, even if interest rates are cut by 50–100 basis points, the yield on the loan market would likely still be very attractive compared to other fixed income categories. We continue to be focused on the specific fundamentals of individual issuers, assessing the base and downside cases. Relatively healthy consumer and business balance sheets and nominal gross domestic product growth should continue to provide support for most issuers’ fundamentals, in our view. While the incoming macroeconomic data and overall credit cycle dynamics can move the loan market day-to-day, we remain sharply focused on industry-specific trends and idiosyncratic risks faced by individual issuers. Despite the potential for short-term volatility resulting from uncertainty on interest rate policy, we believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, can help position us well to take advantage of market volatility.
Sincerely,
Joseph P. Lynch and Stephen J. Casey
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The loan ratings noted above represent segments of the Morningstar LSTA US Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.0%
One to less than Five Years	57.8
Five to less than Ten Years	39.3
Ten Years or Greater	0.5
N/A**	2.4
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
**	Common stock and Exchange-Traded Fund

PERFORMANCE HIGHLIGHTS
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[7]	12/30/2009	6.16%	11.94%	5.07%	4.15%	4.59%
Class A	12/29/2009	5.97%	11.41%	4.68%	3.77%	4.20%
Class C7	12/30/2009	5.47%	10.59%	3.88%	2.98%	3.43%
With Sales Charge
Class A		1.48%	6.66%	3.78%	3.32%	3.89%
Class C7		4.47%	9.59%	3.88%	2.98%	3.43%
Index
Morningstar LSTA US Leveraged Loan Index[5,6]		6.05%	11.97%	5.26%	4.60%	5.16%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.72%, 1.12% and 1.84% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary (Unaudited)
Neuberger Berman High Income Bond Fund Investor Class generated an 8.77% total return for the six-month period ended April 30, 2024 (the reporting period), underperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided an 8.96% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The high-yield market, as measured by the Index, rallied sharply during the reporting period. Several factors impacted the market, including a resilient U.S. economy, solid earnings and fundamentals for most issuers, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board monetary policy and several geopolitical events. All told, over the reporting period, short- and long-term U.S. Treasury yields declined (yields and bond prices generally move in the opposite direction), high-yield credit spreads tightened, and high-yield bond prices rose.
During the reporting period, from a sector perspective on a relative basis versus the Index, security selection within and an underweight to Telecommunications, and security selection within and overweights to Support-Services and Chemicals, were the best performers. In contrast, security selection within and an underweight to Health Care, security selection within and an underweight to Super Retail, and security selection within and an underweight to Diversified Financial Services, were the worst performers.
In terms of the Fund's credit quality ratings on a relative basis versus the Index, security selection within and an overweight to B, security selection within and an underweight to BB, security selection within BBB and above and a slight overweight to CCC and below, were the best performers. Conversely, security selection within CCC and below and an overweight to BBB and above were the worst performers.
We remain constructive on U.S. high-yield securities. In our view, U.S. high-yield valuations and yields are attractive and compensating investors for the relatively benign default outlook by the market. Despite solid economic growth, higher-than-desired inflation and tight labor markets, most market participants anticipate interest rate normalization coming at some point later in the year. We continue to be focused on the specific fundamentals of individual issuers, assessing the base and downside cases. Relatively healthy consumer and business balance sheets and positive nominal gross domestic product growth should continue to provide support for most issuers’ fundamentals, in our view. While the incoming macroeconomic data, geopolitical concerns and overall credit cycle dynamics can move the high-yield market day-to-day, we remain sharply focused on industry-specific trends and idiosyncratic risks to individual issuers. Despite the potential for short-term volatility resulting from uncertainty on the trajectory of monetary policy and economic activity, we believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, can help position us well to take advantage of market volatility.
Sincerely,
Joe Lind and Christopher Kocinski
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody’s, S&P and Fitch, as calculated by ICE BofA. Issues rated Baa3/BBB- and higher are not in the Index.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX
Class E	NHIEX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.3%
One to less than Five Years	46.5
Five to less than Ten Years	48.9
Ten Years or Greater	4.3
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[8,9]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[10]	02/01/1992	8.77%	8.66%	2.92%	3.17%	6.64%
Institutional Class[11]	05/27/2009	8.85%	8.83%	3.09%	3.32%	6.72%
Class A11	05/27/2009	8.65%	8.41%	2.66%	2.89%	6.51%
Class C11	05/27/2009	8.23%	7.45%	1.92%	2.16%	6.16%
Class R3[11]	05/27/2009	8.50%	8.13%	2.43%	2.67%	6.40%
Class R6[11]	03/15/2013	8.89%	8.93%	3.22%	3.43%	6.73%
Class E11	01/11/2022	9.19%	9.36%	3.27%	3.34%	6.69%
With Sales Charge
Class A11		4.09%	3.74%	1.76%	2.45%	6.37%
Class C11		7.23%	6.45%	1.92%	2.16%	6.16%
Index
ICE BofA U.S. High Yield Constrained Index[5,6]		8.96%	8.89%	3.52%	4.18%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.88%, 0.72%, 1.12%, 1.86%, 1.37%, 0.62% and 0.57% for Investor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. The expense ratio for fiscal year 2023 is 0.09% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary (Unaudited)
Neuberger Berman Municipal High Income Fund Institutional Class generated a 10.49% total return for the six-month period ended April 30, 2024 (the reporting period) and outperformed its benchmark, a blend consisting of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (collectively, the Index), which provided an 8.76% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 7.06% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97%. Several factors impacted the market, including a resilient U.S. economy, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. All told, short-, intermediate- and long-term U.S. Treasury yields declined (yields and bond prices generally move in the opposite direction) during the reporting period.
In terms of the Fund’s relative performance versus the Index during the reporting period, duration positioning was among the largest contributors to returns. In particular, having a duration that was longer than the Index was beneficial as interest rates moved lower over the reporting period. Security selection was also meaningfully additive for returns, led by longer duration, lower quality revenue bonds, as they outperformed their shorter duration, higher quality counterparts. Examples included the Fund’s exposures to charter schools and continuing care facilities. The Fund’s positioning on the yield curve was also rewarded. On the downside, a smaller project-specific holding detracted from performance.
Despite a strong rally during the reporting period, we believe investors should not feel like they’ve missed the opportunity to invest in munis. To the contrary, yields on investment-grade munis are still over 2% higher than they were at the end of 2021, and close to the yields that existed at the end of 2022. With more certainty around the Fed’s monetary policy, we believe it is time for some investors to seek the higher yields available in today’s market and to do so for a longer period of time. In our view, there will continue to be pockets of volatility in 2024 as the market pours over every economic data point and tries to discern how the Fed will react. Those moments should provide an opportunity to deploy capital. Views will change as to when the Fed eases and what the pace of interest rate cuts could be, but we believe the path of interest rates is less important than the level where they may ultimately go. In our view, the Fed will likely move from a federal funds rate of 5.25% to 5.50% currently to something that ultimately is closer to 3%, presenting a meaningful opportunity to take advantage of a higher-yielding market.
Sincerely,
James L. Iselin, S. Blake Miller and Eric J. Pelio
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE, TERRITORY OR SECTOR
(as a % of Total Net Assets)
Alabama	2.1%
American Samoa	1.1
Arizona	5.1
California	8.4
Colorado	3.8
Florida	5.5
Georgia	3.3
Guam	0.6
Hawaii	0.4
Illinois	3.7
Indiana	2.1
Kansas	0.2
Kentucky	2.6
Louisiana	1.0
Maine	1.4
Maryland	0.6
Massachusetts	0.9
Minnesota	1.1
Mississippi	0.4
Montana	1.1
Nevada	0.8
New Hampshire	0.9
New York	10.2
Ohio	8.3
Oregon	1.5
Pennsylvania	1.4
Puerto Rico	4.0
Rhode Island	2.1
South Carolina	1.5
Tennessee	0.6
Texas	11.0
Utah	1.9
Vermont	1.1
West Virginia	3.5
Wisconsin	7.0
Loan Assignments	0.1
Liabilities Less Other Assets	(1.3)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	10.49%	3.99%	0.92%	2.53%
Class A	06/22/2015	10.17%	3.61%	0.52%	2.14%
Class C	06/22/2015	9.87%	2.84%	-0.21%	1.41%
With Sales Charge
Class A		5.45%	-0.81%	-0.35%	1.65%
Class C		8.87%	1.84%	-0.21%	1.41%
Index
Blended Benchmark*[5,6]		8.76%	3.66%	1.82%	2.89%
*
Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.97%, 1.33% and 2.00% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.51%, 0.88% and 1.63% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund Commentary (Unaudited)
Neuberger Berman Municipal Impact Fund Institutional Class generated a 5.96% total return for the six-month period ended April 30, 2024 (the reporting period) and underperformed its benchmark, the Bloomberg Municipal Bond Index (the Index), which provided a 7.06% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Index returned 7.06% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97%. Several factors impacted the fixed income market, including a resilient U.S. economy, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. All told, short-, intermediate- and long-term U.S. Treasury yields declined (yields and bond prices generally move in the opposite direction) during the reporting period.
In terms of the Fund’s relative performance versus the Index during the reporting period, duration positioning detracted from results. In particular, having a duration that was shorter than the Index was not rewarded as interest rates moved lower over the reporting period. From a sector positioning perspective, an allocation to single family housing was a headwind for results. On the upside, an out-of-benchmark allocation to lower grade, higher yielding securities was beneficial. An example was a project-specific Detroit general obligation bond, as it performed well. Active trading activity was also rewarded.
There were no significant changes to the portfolio during the reporting period. That said, we continued to actively seek impactful projects that we believed were beneficial for their communities. We also continued to focus on issuers with what we view as having best-in-class operations, with managements that make sound financial decisions.
Despite a strong rally during the reporting period, we believe investors should not feel like they’ve missed the opportunity to invest in munis. To the contrary, yields on investment-grade munis are still over 2% higher than they were at the end of 2021, and close to the yields that existed at the end of 2022. With more certainty around the Fed’s monetary policy, we believe it is time for some investors to seek the higher yields available in today’s market and to do so for a longer period of time. In our view, there will continue to be pockets of volatility in 2024 as the market pours over every economic data point and tries to discern how the Fed will react. Those moments should provide an opportunity to deploy capital. Views will change as to when the Fed eases and what the pace of interest rate cuts could be, but we believe the path of interest rates is less important than the level where they may ultimately go. In our view, the Fed will likely move from a federal funds rate of 5.25% to 5.50% currently to something that ultimately is closer to 3%, presenting a meaningful opportunity to take advantage of a higher-yielding market.
Sincerely,
James L. Iselin, S. Blake Miller and Jeffrey Hunn
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	0.8%
Arizona	1.2
Arkansas	2.6
California	1.1
Colorado	1.9
District of Columbia	1.1
Florida	2.7
Georgia	1.4
Illinois	7.1
Indiana	4.0
Kentucky	7.6
Louisiana	4.8
Maine	0.4
Michigan	11.1
Minnesota	2.3
Missouri	2.8
New Hampshire	1.7
New Jersey	1.9
New York	12.8
North Carolina	0.2
North Dakota	0.3
Ohio	2.7
Oklahoma	4.1
Pennsylvania	3.4
Puerto Rico	0.6
South Carolina	2.4
Tennessee	0.6
Texas	7.0
Virginia	1.7
Washington	2.1
West Virginia	5.8
Liabilities Less Other Assets	(0.2)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[12,13]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	03/11/2013 [14]	5.96%	1.59%	0.67%	1.64%	1.59%
Class A15	06/19/2018	5.76%	1.22%	0.30%	1.43%	1.39%
Class C15	06/19/2018	5.37%	0.46%	-0.45%	0.98%	0.99%
With Sales Charge
Class A15		1.28%	-3.09%	-0.57%	0.99%	1.00%
Class C15		4.37%	-0.53%	-0.45%	0.98%	0.99%
Index
Bloomberg Municipal Bond Index[5,6]		7.06%	2.08%	1.26%	2.41%	2.32%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.85%, 1.07%, and 1.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary (Unaudited)
Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 5.60% total return for the six-month period ended April 30, 2024 (the reporting period) and outperformed its benchmark, the Bloomberg 7-Year General Obligation (G.O.) Index (the Index), which provided a 4.67% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 7.06% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 4.97%. Several factors impacted the market, including a resilient U.S. economy, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. All told, short-, intermediate- and long-term U.S. Treasury yields declined (yields and bond prices generally move in the opposite direction) during the reporting period.
In terms of the Fund’s relative performance, duration positioning contributed to performance during the reporting period. In particular, having a duration that was longer than the Index was beneficial as interest rates moved lower over the reporting period. An overweight to bonds rated BBB and below was beneficial, as these higher-yielding securities outperformed the Index. For example, a position in the charter school’s sector was rewarded, as it rallied sharply. Security selection also modestly contributed to returns. On the downside, sector positioning, overall, was a small detractor from returns. For example, an allocation to the single family housing sector was a headwind for results.
Despite a strong rally during the reporting period, we believe investors should not feel like they’ve missed the opportunity to invest in munis. To the contrary, yields on investment-grade munis are still over 2% higher than they were at the end of 2021, and close to the yields that existed at the end of 2022. With more certainty around the Fed’s monetary policy, we believe it is time for some investors to seek the higher yields available in today’s market and to do so for a longer period of time. In our view, there will continue to be pockets of volatility in 2024 as the market pours over every economic data point and tries to discern how the Fed will react. Those moments should provide an opportunity to deploy capital. Views will change as to when the Fed eases and what the pace of interest rate cuts could be, but we believe the path of interest rates is less important than the level where they may ultimately go. In our view, the Fed will likely move from a federal funds rate of 5.25% to 5.50% currently to something that ultimately is closer to 3%, presenting a meaningful opportunity to take advantage of a higher-yielding market.
Sincerely,
James L. Iselin and S. Blake Miller
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	1.0%
Arizona	0.7
Arkansas	0.3
California	3.9
Colorado	1.1
Connecticut	0.2
Delaware	0.5
District of Columbia	0.5
Florida	3.3
Georgia	5.6
Illinois	15.1
Indiana	2.5
Iowa	1.5
Kansas	0.8
Kentucky	0.7
Louisiana	1.0
Maryland	0.9
Massachusetts	0.7
Michigan	1.8
Minnesota	0.2
Mississippi	0.6
Missouri	1.0
Nebraska	1.5
New Jersey	2.9
New York	18.9
Ohio	1.8
Oklahoma	0.9
Pennsylvania	9.6
Puerto Rico	0.5
Rhode Island	0.8
South Carolina	1.9
Tennessee	0.6
Texas	7.7
Utah	3.3
Virginia	0.6
Washington	1.6
West Virginia	2.0
Wisconsin	2.5
Liabilities Less Other Assets	(1.0)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	5.60%	1.88%	0.64%	1.61%	4.09%
Institutional Class[16]	06/21/2010	5.68%	2.03%	0.79%	1.76%	4.15%
Class A16	06/21/2010	5.49%	1.74%	0.40%	1.38%	4.00%
Class C16	06/21/2010	5.00%	0.89%	-0.35%	0.62%	3.71%
With Sales Charge
Class A16		1.01%	-2.55%	-0.46%	0.94%	3.88%
Class C16		4.00%	-0.10%	-0.35%	0.62%	3.71%
Index
Bloomberg 7-Year G.O. Index[5,6]		4.67%	0.69%	1.20%	1.95%	4.84%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.66%, 0.48%, 0.84% and 1.48% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund* Commentary (Unaudited)
Neuberger Berman Short Duration Bond Fund Investor Class generated a 4.19% total return for the six-month period ended April 30, 2024 (the reporting period) and outperformed its benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the Index), which provided a 2.46% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The taxable investment-grade fixed income market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a positive return during the reporting period. Several factors impacted the market, including a resilient U.S. economy, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. All told, short-, intermediate- and long-term Treasury yields declined (yields and bond prices generally move in the opposite direction) and credit spreads largely narrowed during the reporting period.
The largest contributors to the Fund’s performance during the reporting period were its credit and securitized exposures. Within credit, the Fund’s investment-grade corporate bonds were beneficial. Security selection within the industrials sector was the most additive for returns. An allocation to non-investment-grade corporates was also rewarded. In terms of securitized sectors, allocations to commercial mortgage-backed securities, mortgage credit, and asset-backed securities (ABS) were the largest contributors. There were no significant detractors from relative returns during the reporting period.
The Fund’s aggregate use of futures and swap contracts detracted from performance during the reporting period.
We made several adjustments to the Fund’s sector positioning over the reporting period. We reduced its allocation to investment-grade corporates in favor of ABS, as we felt the latter offered more attractive relative value.
Looking ahead, we continue to anticipate moderation in U.S. economic activity that is consistent with the "lower bound" of an economic soft landing, possibly with gross domestic product growth of between 1.5% and 2% in 2024, with risks to both the up- and downsides. Coming into the year, the consensus believed that, outside of Japan, developed-market central bankers were done with interest rate hikes and poised for rate cuts on the back of accelerated disinflation. However, recent inflation overshoots, the healthy labor market and generally robust economic data (reflecting unique strengths within the U.S.) turned policymakers less dovish and pushed back the expected start of the cutting cycle. This has contributed to swings in market pricing, but we believe that rate cuts are on the way. In the U.S., we believe this would be driven by moderating (albeit irregular) disinflation, the Fed’s mandate to support employment and its desire to achieve a soft landing. Although rebalancing of the labor market has been slower than expected, with normalization being driven by shrinking vacancies rather than the typical increase in joblessness, we do not anticipate this will hinder interest rate cuts if inflation continues to ease. Moreover, the Fed could very well choose to initiate "insurance" rate cuts in advance of hitting its target to achieve its policy goals.
Sincerely,
Michael Foster, Matthew McGinnis, Ashok Bhatia and David M. Brown
Portfolio Managers
*As previously disclosed in a supplement to the Fund's Summary Prospectus, Prospectus and Statement of Additional Information dated December 18, 2023 (the "Supplement"), the Neuberger Berman Short Duration Bond Fund is currently expected to be reorganized into an exchange-traded fund in June 2024. Class A, C, Investor Class, and Trust Class Shares of the Fund were converted into Institutional Class Shares after the close of business on May 30, 2024. Please read the Supplement and information statement on Form N-14, for important information about the expected reorganization.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	22.6%
Corporate Bonds	40.1
Loan Assignments	2.8
Mortgage-Backed Securities	30.4
Short-Term Investments	4.4
Liabilities Less Other Assets	(0.3)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[17]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	4.19%	4.77%	1.74%	1.33%	3.70%
Trust Class[18]	08/30/1993	4.21%	4.63%	1.66%	1.23%	3.62%
Institutional Class[18]	06/21/2010	4.29%	4.98%	1.97%	1.53%	3.77%
Class A18	06/21/2010	4.27%	4.81%	1.61%	1.16%	3.64%
Class C18	06/21/2010	4.18%	4.17%	0.91%	0.44%	3.36%
With Sales Charge
Class A18		1.67%	2.24%	1.09%	0.91%	3.57%
Class C18		3.18%	3.18%	0.91%	0.44%	3.36%
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[5,6]		2.46%	2.79%	1.24%	1.24%	4.27%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 0.81%, 0.96%, 0.57%, 0.96% and 1.71% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.55%, 0.65%, 0.35%, 0.72% and 1.47% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary (Unaudited)
Neuberger Berman Strategic Income Fund Institutional Class delivered a 7.53% total return for the six-month period ended April 30, 2024 (the reporting period), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a 4.97% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The taxable investment-grade fixed income market, as measured by the Index, posted a positive return during the reporting period. Several factors impacted the market, including a resilient U.S. economy, "sticky" inflation, changing investor sentiment regarding future U.S. Federal Reserve Board (Fed) monetary policy, and several geopolitical events. All told, short-, intermediate- and long-term Treasury yields declined (yields and bond prices generally move in the opposite direction) and credit spreads largely narrowed during the reporting period.
Over the reporting period, the Fund’s duration underweight versus the Index, allocations to investment-grade credit and collateralized loan obligations, security selection in investment-grade credit and securitized credit, and overweight exposures to agency mortgage-backed securities, securitized credit and emerging markets debt were the primary contributors to relative performance. The Fund’s yield curve positioning and underweight exposure to investment-grade credit detracted from relative performance.
The Fund's aggregate use of futures, swap, forward foreign currency and bond forward contracts detracted from performance during the reporting period.
We made some relative value positioning adjustments during the reporting period. We reduced exposure to U.S. investment-grade credit, deeply subordinated financial securities, and nominal U.S. Treasuries, and we increased exposure to securitized credit and European investment-grade credit. We were active in managing the Fund’s interest rate exposure amid heightened interest rate volatility. Entering the reporting period the Fund’s duration was approximately 5.6 years; we took it down as low as 3.5 years in December 2023 and ultimately ended the reporting period with approximately 5.2 years duration. We will continue to dynamically manage the Fund’s interest rate positioning as the macroeconomic environment and monetary policy evolves.
Looking ahead, we continue to anticipate moderation in U.S. economic activity that is consistent with an economic soft landing, possibly with gross domestic product growth of between 1.5% and 2% in 2024, with risks to both the up- and downsides. Coming into the year, the consensus believed that, outside of Japan, developed-market central bankers were done with interest rate hikes and poised for rate cuts on the back of accelerated disinflation. However, recent inflation overshoots, the healthy labor market and generally robust economic data (reflecting unique strengths within the U.S.) turned policymakers less dovish and pushed back the expected start of the rate cutting cycle. This has contributed to wild swings in market pricing, but we believe that rate cuts are on the way. In the U.S., we believe this would be driven by moderating (albeit irregular) disinflation, the Fed’s mandate to support employment and its desire to achieve a soft landing. Although rebalancing of the labor market has been slower than expected, with normalization being driven by shrinking vacancies rather than the typical increase in joblessness, we do not anticipate this hindering interest rate cuts if inflation continues to ease. Moreover, the Fed could very well choose to initiate "insurance" rate cuts in advance of hitting its target to achieve its policy goals.
Sincerely,
Thanos Bardas, Ashok Bhatia, David M. Brown and Brad Tank*
Portfolio Managers
* As previously announced, Brad Tank will transition from Co-CIO of Fixed Income to a Senior Advisor role as of December 31, 2024, and thereafter will no longer provide portfolio management services.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	10.6%
Closed-End Funds	0.0
Convertible Bonds	0.0
Corporate Bonds	30.1
Exchange-Traded Funds	2.4
Foreign Government Securities	3.5
Loan Assignments	0.0
Mortgage-Backed Securities	66.0
Municipal Notes	0.7
U.S. Government Agency Securities	0.1
Short-Term Investments	2.2
Liabilities Less Other Assets	(15.6)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[19]
	Inception Date	Six Month Period Ended 04/30/2024	Average Annual Total Return Ended 04/30/2024
			1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[20]	04/02/2007	7.24%	3.68%	2.05%	2.41%	5.14%
Institutional Class	07/11/2003	7.53%	4.05%	2.43%	2.78%	5.44%
Class A20	12/20/2007	7.33%	3.77%	2.03%	2.38%	5.12%
Class C20	12/20/2007	6.95%	3.02%	1.31%	1.66%	4.53%
Class R6[20]	03/15/2013	7.59%	4.15%	2.53%	2.86%	5.49%
With Sales Charge
Class A20		4.69%	1.16%	1.51%	2.12%	4.99%
Class C20		5.95%	2.03%	1.31%	1.66%	4.53%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		4.97%	-1.47%	-0.16%	1.20%	2.90%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2023 were 1.01%, 0.62%, 0.99%, 1.74% and 0.52% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.96%, 0.61%, 0.99%, 1.71% and 0.51% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2024, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares as of April 30, 2024. Effective May 6, 2024, the initial sales charge for Class A shares was lowered from a maximum of 4.25% to 2.50%. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes (Unaudited)

1
The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

2
The performance information for periods prior to June 13, 2005, is that of the Fund’s predecessor, Ariel
Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund’s manager had not waived certain of its fees during these periods.

3
The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period
October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class’ inception date), and that of Ariel Fund Investor Class for the period February 1,
1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4
The performance information for Class A, Class C and Class R6 prior to the classes’ inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
Please see "Glossary of Indices" on page 24 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

6	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
7
The performance information for Institutional Class and Class C prior to the classes’ inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of
Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).
Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

8
The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund’s predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund’s predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended
("Code"), to which Lipper Fund’s predecessor partnership was not subject. Had Lipper Fund’s predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the
Code, its investment performance may have been adversely affected. Returns would have been lower if
Lipper Fund’s manager had not waived certain of its fees during these periods.

Endnotes (Unaudited)  (cont’d)
9	The Fund’s policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.
10
The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1,
1996 through September 6, 2002, and that of Lipper Fund’s predecessor partnership for the period
February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 8).

11
The performance information for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E prior to the classes’ respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond
Fund (please see Endnote 10). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class, Class R6 and Class E.

12	A portion of the Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.
13
The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

14	This date reflects when NBIA first became the investment manager to the Fund.
15
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York
Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class A and Class C.

16
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to
Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than
Institutional Class.

17
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

18
The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes’
respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The
performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

Endnotes (Unaudited)  (cont’d)
19
The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

20
The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes’ respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The
performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has
higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg 7-Year General Obligation (G.O.) Index:
The index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O.
Index. The Bloomberg G.O. Index measures the investment grade, U.S.
dollar-denominated, long-term, tax-exempt state and local general obligation bond market. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg U.S. Aggregate Bond Index:
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24,
2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal Bond Index:
The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least
$75 million. The bonds must be fixed rate, have a dated date after December 31,
1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal High Yield Index:
The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower)
by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all
Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index:
The blended index is composed of 65% Bloomberg Municipal Bond Index and 35%
Bloomberg Municipal High Yield Index (both described above) and is rebalanced monthly. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg 1-3 Year U.S. Government/Credit Bond Index:
The index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.
Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Glossary of Indices (Unaudited) (cont’d)
ICE BofA U.S. High Yield Constrained Index:
The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and
Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs are incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:
The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and
Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified:
The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and
Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31,
2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices.
The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:
The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia,
Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%. Effective March 31, 2022, Russia and Belarus were excluded from the
J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:
The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global
Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan
CEMBI—Diversified (all described above) and is rebalanced monthly. Effective
March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

Morningstar LSTA US Leveraged Loan Index:
The index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The starting universe consists of senior secured, USD denominated syndicated term leveraged loans with a minimum initial term of one year, a minimum initial spread of base rate (LIBOR/SOFR) plus 125 basis points, and a minimum initial issue size of $50 million. The index is rebalanced on a weekly basis every Friday. The index was renamed from S&P/LSTA Leveraged Loan Index to
Morningstar LSTA US Leveraged Loan Index effective 8/29/2022.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2024 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During the Period(1) 11/1/23 – 4/30/24	Expense Ratio	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid During the Period(2) 11/1/23 – 4/30/24	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,056.00	$3.99	0.78%	$1,000.00	$1,020.98	$3.92	0.78%
Institutional Class	$1,000.00	$1,058.00	$1.94	0.38%	$1,000.00	$1,022.97	$1.91	0.38%
Class A	$1,000.00	$1,056.10	$3.99	0.78%	$1,000.00	$1,020.98	$3.92	0.78%
Class C	$1,000.00	$1,052.10	$7.81	1.53%	$1,000.00	$1,017.26	$7.67	1.53%
Class R6	$1,000.00	$1,058.60	$1.43	0.28%	$1,000.00	$1,023.47	$1.41	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$1,075.70	$4.03	0.78%	$1,000.00	$1,020.98	$3.92	0.78%
Class A	$1,000.00	$1,071.70	$5.92	1.15%	$1,000.00	$1,019.14	$5.77	1.15%
Class C	$1,000.00	$1,068.20	$9.77	1.90%	$1,000.00	$1,015.42	$9.52	1.90%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,061.60	$3.18	0.62%	$1,000.00	$1,021.78	$3.12	0.62%
Class A	$1,000.00	$1,059.70	$5.07	0.99%	$1,000.00	$1,019.94	$4.97	0.99%
Class C	$1,000.00	$1,054.70	$8.89	1.74%	$1,000.00	$1,016.21	$8.72	1.74%
High Income Bond Fund
Investor Class	$1,000.00	$1,087.70	$4.57	0.88%	$1,000.00	$1,020.49	$4.42	0.88%
Institutional Class	$1,000.00	$1,088.50	$3.74	0.72%	$1,000.00	$1,021.28	$3.62	0.72%
Class A	$1,000.00	$1,086.50	$5.71	1.10%	$1,000.00	$1,019.39	$5.52	1.10%
Class C	$1,000.00	$1,082.30	$9.68	1.87%	$1,000.00	$1,015.56	$9.37	1.87%
Class R3	$1,000.00	$1,085.00	$7.05	1.36%	$1,000.00	$1,018.10	$6.82	1.36%
Class R6	$1,000.00	$1,088.90	$3.22	0.62%	$1,000.00	$1,021.78	$3.12	0.62%
Class E	$1,000.00	$1,091.90	$0.47	0.09%	$1,000.00	$1,024.42	$0.45	0.09%
Municipal High Income Fund
Institutional Class	$1,000.00	$1,104.90	$2.62	0.50%	$1,000.00	$1,022.38	$2.51	0.50%
Class A	$1,000.00	$1,101.70	$4.55	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Class C	$1,000.00	$1,098.70	$8.45	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$1,059.60	$2.20	0.43%	$1,000.00	$1,022.73	$2.16	0.43%
Class A	$1,000.00	$1,057.60	$4.09	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Class C	$1,000.00	$1,053.70	$7.91	1.55%	$1,000.00	$1,017.16	$7.77	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$1,056.00	$2.30	0.45%	$1,000.00	$1,022.63	$2.26	0.45%
Institutional Class	$1,000.00	$1,056.80	$1.53	0.30%	$1,000.00	$1,023.37	$1.51	0.30%
Class A	$1,000.00	$1,054.90	$3.42	0.67%	$1,000.00	$1,021.53	$3.37	0.67%
Class C	$1,000.00	$1,050.00	$7.24	1.42%	$1,000.00	$1,017.80	$7.12	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,041.90	$2.74	0.54%	$1,000.00	$1,022.18	$2.72	0.54%
Trust Class	$1,000.00	$1,042.10	$3.30	0.65%	$1,000.00	$1,021.63	$3.27	0.65%
Institutional Class	$1,000.00	$1,042.90	$1.78	0.35%	$1,000.00	$1,023.12	$1.76	0.35%
Class A	$1,000.00	$1,042.70	$2.69	0.53%	$1,000.00	$1,022.23	$2.66	0.53%
Class C	$1,000.00	$1,041.80	$3.76	0.74%	$1,000.00	$1,021.18	$3.72	0.74%
Strategic Income Fund
Trust Class	$1,000.00	$1,072.40	$4.84	0.94%	$1,000.00	$1,020.19	$4.72	0.94%
Institutional Class	$1,000.00	$1,075.30	$3.04	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Class A	$1,000.00	$1,073.30	$4.95	0.96%	$1,000.00	$1,020.09	$4.82	0.96%
Class C	$1,000.00	$1,069.50	$8.70	1.69%	$1,000.00	$1,016.46	$8.47	1.69%
Class R6	$1,000.00	$1,075.90	$2.53	0.49%	$1,000.00	$1,022.43	$2.46	0.49%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Income Funds
(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Legend April 30, 2024 (Unaudited)
Neuberger Berman Income Funds
Clearinghouses:
CME	= CME Group, Inc.
ICE CC	= ICE Clear Credit LLC
LCH	= LCH Clearnet Limited
Counterparties:
BCB	= Barclays Bank PLC
BNP	= BNP Paribas SA
CITI	= Citibank, N.A.
DB	= Deutsche Bank AG
GSI	= Goldman Sachs International
HSBC	= HSBC Bank plc
JPM	= JPMorgan Chase Bank N.A.
MS	= Morgan Stanley Capital Services LLC
SCB	= Standard Chartered Bank
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1D	= 1 Day
7D	= 7 Days
28D	= 28 Days
3M	= 3 Months
6M	= 6 Months
1Y	= 1 Year
T	= Termination
Indexes:
BBR-FRA	= New Zealand Bank Bill Rate
BUBOR	= Budapest Interbank Offered Rate
CDOR	= Canadian Dollar Offered Rate
CETIP	= Overnight Brazil Interbank Deposit Rate
CLICP	= Sinacofi Chile Interbank Rate Average
CNRR007	= China Fixing Rate Repo Rates 7 Day
CPTFEMU	= Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA
CPURNSA	= US CPI Urban Consumers NSA
EURIBOR	= Euro Interbank Offered Rate
EUROSTR	= Euro Short Term Rate
IBRCOL	= Colombia Overnight Interbank Reference Rate
KLIBOR	= Kuala Lumpur Interbank Offered Rate
LIBOR	= London Interbank Offered Rate
MIBOR	= Mumbai Interbank Offered Rate
NIBOR	= Nigerian Interbank Offered Rate
PRIBOR	= Prague Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
SONIA	= Sterling Overnight Index Average
STIBOR	= Stockholm Interbank Offer Rate
TIIE	= Mexican Interbank Equilibrium Interest Rate
UKRPI	= UK Retail Price Index
WIBOR	= Poland Warsaw Interbank Offered Rate

Legend April 30, 2024 (Unaudited) (cont’d)
Non-Deliverable Forward Contracts:
BRL	= Brazilian Real
CLP	= Chilean Peso
COP	= Colombian Peso
IDR	= Indonesian Rupiah
INR	= Indian Rupee
KRW	= South Korean Won
MYR	= Malaysian Ringgit
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
TWD	= Taiwan Dollar
Other Abbreviations:
CJSC	= Closed Joint Stock Company
JSC	= Joint Stock Company
Management or NBIA	= Neuberger Berman Investment Advisers LLC
PJSC	= Public Joint Stock Company
Currency Abbreviations:
BRL	= Brazilian Real
CAD	= Canadian Dollar
CLP	= Chilean Peso
CNH(a)	= Chinese Yuan Renminbi
CNY(a)	= Chinese Yuan Renminbi
COP	= Colombian Peso
CRC	= Costa Rica Colon
CZK	= Czech Koruna
DKK	= Denmark Krone
DOP	= Dominican Peso
EGP	= Egyptian Pound
EUR	= Euro
GBP	= Pound Sterling
GHS	= Ghanaian Cedi
HUF	= Hungarian Forint
IDR	= Indonesian Rupiah
INR	= Indian Rupee
JPY	= Japanese Yen
KES	= Kenyan Shilling
KRW	= South Korean Won
LKR	= Sri Lanka Rupee
MXN	= Mexican Peso
MYR	= Malaysia Ringgit
NGN	= Nigeria Naira
NOK	= Norway Krone
NZD	= New Zealand Dollar
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
PLN	= Polish Zloty
RON	= Romanian New Leu
RSD	= Serbia Dinar

Legend April 30, 2024 (Unaudited) (cont’d)
Currency Abbreviations (cont’d):
SEK	= Sweden Krona
THB	= Thai Baht
TRY	= Turkish Lira
TWD	= Taiwan Dollar
UGX	= Ugandan Shilling
USD	= United States Dollar
UYU	= Uruguayan Peso
ZAR	= South African Rand
ZMW	= Zambian Kwacha
(a)
There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
U.S. Treasury Obligations 22.7%
	U.S. Treasury Bonds
$5,811,100	4.00%, due 2/15/2034	$5,502,385
2,285,000	1.75%, due 8/15/2041	1,450,886
3,255,000	2.00%, due 11/15/2041	2,150,334
3,945,000	3.75%, due 11/15/2043	3,365,732
3,790,000	2.50%, due 2/15/2045	2,600,888
11,505,000	2.88%, due 8/15/2045	8,411,234
3,660,000	2.25%, due 8/15/2046	2,346,546
15,750,000	2.75%, due 11/15/2047	11,012,695
3,075,000	4.13%, due 8/15/2053	2,753,566
3,150,000	4.75%, due 11/15/2053	3,133,758
1,010,000	4.25%, due 2/15/2054	924,623
3,381,782	U.S. Treasury Inflation-Indexed Bonds, 1.50%, due 2/15/2053	2,737,969 (a)
	U.S. Treasury Notes
14,975,000	0.38%, due 1/31/2026	13,798,644
23,695,000	3.63%, due 5/15/2026	23,055,420
12,385,000	4.00%, due 1/15/2027	12,100,048
33,355,000	4.13%, due 10/31/2027 - 3/31/2031	32,542,727
2,975,000	4.88%, due 10/31/2028	2,988,597
21,170,000	3.75%, due 12/31/2028 - 5/31/2030	20,150,401
5,790,000	4.38%, due 11/30/2030	5,679,402
13,760,000	3.88%, due 8/15/2033	12,917,200
3,135,000	4.50%, due 11/15/2033	3,088,955
Total U.S. Treasury Obligations (Cost $175,620,189)		172,712,010
U.S. Government Agency Securities 0.6%
	Federal Home Loan Banks
1,240,000	5.50%, due 7/15/2036	1,310,030
1,585,000	4.00%, due 6/30/2028	1,541,449
1,985,000	Federal National Mortgage Association Principal Strips, 0.00%, due 7/15/2037	1,002,779 (b)
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	702,944
Total U.S. Government Agency Securities (Cost $5,222,153)		4,557,202

Mortgage-Backed Securities 38.6%
Collateralized Mortgage Obligations 5.1%
	Angel Oak Mortgage Trust
100,368	Series 2019-6, Class A1, 2.62%, due 11/25/2059	97,029 (c)(d)
813,725	Series 2021-3, Class A1, 1.07%, due 5/25/2066	671,671 (c)(d)
116,162	Series 2022-5, Class A1, 4.50%, due 5/25/2067	111,344 (c)
	Chase Home Lending Mortgage Trust
966,982	Series 2024-2, Class A6A, 6.00%, due 2/25/2055	956,929 (c)(d)
1,776,000	Series 2024-4, Class A6, 6.00%, due 3/25/2055	1,756,282 (c)(d)
347,032	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	289,029 (c)(d)
	Federal Home Loan Mortgage Corp. REMICS
1,301,577	Series 4018, Class HS, (6.34% - 30 day USD SOFR Average), 1.01%, due 3/15/2042	135,206 (e)(f)
838,613	Series 4159, Class KS, (6.04% - 30 day USD SOFR Average), 0.71%, due 1/15/2043	85,871 (e)(f)
3,781,857	Series 5013, Class ID, 3.00%, due 9/25/2050	511,566 (f)
	Federal Home Loan Mortgage Corp. STACR REMICS Trust
1,100,000	Series 2021-DNA7, Class M2, (30 day USD SOFR Average + 1.80%), 7.13%, due 11/25/2041	1,107,733 (c)(e)
550,000	Series 2022-DNA1, Class M2, (30 day USD SOFR Average + 2.50%), 7.83%, due 1/25/2042	558,847 (c)(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
$1,478,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.73%, due 2/25/2042	$1,510,307 (c)(e)
1,448,000	Series 2022-HQA1, Class M1B, (30 day USD SOFR Average + 3.50%), 8.83%, due 3/25/2042	1,515,589 (c)(e)
1,325,000	Series 2022-DNA3, Class M1B, (30 day USD SOFR Average + 2.90%), 8.23%, due 4/25/2042	1,373,031 (c)(e)
31,000	Series 2022-DNA4, Class M1B, (30 day USD SOFR Average + 3.35%), 8.68%, due 5/25/2042	32,461 (c)(e)
Federal Home Loan Mortgage Corp. STACR Trust
442,265	Series 2017-DNA1, Class M2, (30 day USD SOFR Average + 3.36%), 8.69%, due 7/25/2029	457,744 (e)
584,570	Series 2017-HQA3, Class M2, (30 day USD SOFR Average + 2.46%), 7.79%, due 4/25/2030	602,878 (e)
595,791	Federal Home Loan Mortgage Corp. Strips, Series 312, Class S1, (5.84% - 30 day USD SOFR Average), 0.51%, due 9/15/2043	52,199 (e)(f)
Federal National Mortgage Association Connecticut Avenue Securities
1,575,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.23%, due 12/25/2041	1,590,370 (c)(e)
710,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 8.43%, due 3/25/2042	739,177 (c)(e)
1,540,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.83%, due 3/25/2042	1,617,900 (c)(e)
612,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.98%, due 6/25/2042	665,565 (c)(e)
475,000	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.93%, due 7/25/2042	502,941 (c)(e)
987,243	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.73%, due 12/25/2042	1,013,158 (c)(e)
925,259	Series 2023-R02, Class 1M1, (30 day USD SOFR Average + 2.30%), 7.63%, due 1/25/2043	947,667 (c)(e)
1,642,886	Federal National Mortgage Association Interest Strip, Series 418, Class C24, 4.00%, due 8/25/2043	303,940 (f)
Federal National Mortgage Association REMICS
1,310,686	Series 2012-70, Class HS, (5.89% - 30 day USD SOFR Average), 0.56%, due 7/25/2042	129,593 (e)(f)
743,558	Series 2017-100, Class S, (6.04% - 30 day USD SOFR Average), 0.71%, due 12/25/2042	60,566 (e)(f)
666,822	Series 2012-140, Class PI, 3.50%, due 12/25/2042	110,959 (f)
1,444,482	Series 2013-6, Class SB, (5.99% - 30 day USD SOFR Average), 0.66%, due 2/25/2043	144,200 (e)(f)
1,271,863	Series 2015-32, Class SA, (6.09% - 30 day USD SOFR Average), 0.76%, due 5/25/2045	122,563 (e)(f)
806,515	Series 2016-32, Class LI, 3.50%, due 6/25/2046	137,371 (f)
1,204,029	Series 2016-95, Class US, (5.89% - 30 day USD SOFR Average), 0.56%, due 12/25/2046	121,569 (e)(f)
1,605,649	Series 2018-7, Class CI, 4.00%, due 2/25/2048	306,673 (f)
GCAT Trust
256,470	Series 2019-NQM3, Class A1, 3.69%, due 11/25/2059	240,709 (c)(d)
1,146,669	Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	893,096 (c)(d)
Government National Mortgage Association REMICS
1,475,937	Series 2013-5, Class BI, 3.50%, due 1/20/2043	234,256 (f)
1,967,268	Series 2013-23, Class IT, 3.50%, due 2/20/2043	304,460 (f)(g)
661,420	Series 2018-124, Class DS, (5.99% - 1 mo. USD Term SOFR), 0.67%, due 12/16/2043	55,728 (e)(f)
716,746	Series 2016-77, Class TS, (6.04% - 1 mo. USD Term SOFR), 0.72%, due 12/20/2044	60,421 (e)(f)
1,649,708	Series 2019-22, Class SA, (5.49% - 1 mo. USD Term SOFR), 0.17%, due 2/20/2045	132,312 (e)(f)
1,958,663	Series 2020-107, Class AB, 1.00%, due 7/20/2050	1,443,419
1,631,517	Series 2020-112, Class KA, 1.00%, due 8/20/2050	1,197,888
3,416,898	Series 2020-173, Class MI, 2.50%, due 11/20/2050	476,127 (f)
3,369,604	Series 2021-26, Class AI, 2.00%, due 2/20/2051	410,446 (f)
1,383,713	Series 2021-103, Class HE, 2.00%, due 6/20/2051	1,102,722
2,842,781	Series 2021-116, Class IA, 2.50%, due 6/20/2051	374,708 (f)
JP Morgan Mortgage Trust
1,514,294	Series 2024-2, Class A6A, 6.00%, due 8/25/2054	1,504,998 (c)(d)
1,514,052	Series 2024-HE1, Class A1, (30 day USD SOFR Average + 1.50%), 6.83%, due 8/25/2054	1,522,987 (c)(e)
1,686,000	Series 2024-4, Class A6A, 6.00%, due 10/25/2054	1,672,005 (c)(d)
140,450	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, due 11/25/2059	127,778 (c)(d)
221,871	OBX Trust, Series 2024-NQM4, Class A1, 6.07%, due 1/25/2064	220,672 (c)
Starwood Mortgage Residential Trust
779,881	Series 2021-3, Class A1, 1.13%, due 6/25/2056	621,526 (c)(d)
1,281,964	Series 2021-6, Class A1, 1.92%, due 11/25/2066	1,073,563 (c)(d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Towd Point Mortgage Trust
$130,945	Series 2017-5, Class A1, (1 mo. USD Term SOFR + 0.71%), 6.03%, due 2/25/2057	$133,243 (c)(e)
354,570	Series 2017-2, Class A2, 3.25%, due 4/25/2057	346,969 (c)(d)
2,452,114	Series 2022-4, Class A1, 3.75%, due 9/25/2062	2,259,538 (c)
Verus Securitization Trust
88,421	Series 2019-4, Class A1, 3.64%, due 11/25/2059	85,372 (c)
955,735	Series 2021-3, Class A1, 1.05%, due 6/25/2066	790,807 (c)(d)
1,430,612	Series 2021-6, Class A1, 1.63%, due 10/25/2066	1,183,858 (c)(d)
38,809,536
Commercial Mortgage-Backed 3.9%
BANK
1,273,000	Series 2022-BNK39, Class A4, 2.93%, due 2/15/2055	1,056,770 (d)
841,500	Series 2023-BNK45, Class B, 6.15%, due 2/15/2056	827,724 (d)
709,779	BBCMS Mortgage Trust, Series 2023-C22, Class A5, 6.80%, due 11/15/2056	771,194 (d)
1,834,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	1,771,940 (c)
Benchmark Mortgage Trust
11,123,737	Series 2021-B26, Class XA, 1.00%, due 6/15/2054	464,455 (d)(f)
441,234	Series 2021-B31, Class A5, 2.67%, due 12/15/2054	357,865
601,000	Series 2021-B31, Class C, 3.20%, due 12/15/2054	419,202 (d)
778,000	Series 2023-B40, Class AS, 6.59%, due 12/15/2056	807,461
565,000	Series 2024-V5, Class A3, 5.81%, due 1/10/2057	565,874
545,000	BMO Mortgage Trust, Series 2023-C7, Class A5, 6.16%, due 12/15/2056	561,995
BX Commercial Mortgage Trust
1,600,000	Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.09%, due 9/15/2036	1,574,000 (c)(e)
426,000	Series 2024-XL4, Class A, (1 mo. USD Term SOFR + 1.44%), 6.76%, due 2/15/2039	426,000 (c)(e)
835,000	Series 2024-XL4, Class B, (1 mo. USD Term SOFR + 1.79%), 7.11%, due 2/15/2039	832,912 (c)(e)
1,927,000	BX Trust, Series 2019-OC11, Class A, 3.20%, due 12/9/2041	1,679,009 (c)
1,416,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class B, (1 mo. USD Term SOFR + 1.55%), 6.87%, due 12/15/2037	1,413,787 (c)(e)
Citigroup Commercial Mortgage Trust
745,000	Series 2014-GC23, Class B, 4.18%, due 7/10/2047	733,889 (d)
3,815,159	Series 2014-GC25, Class XA, 1.09%, due 10/10/2047	2,059 (d)(f)
1,897,816	Series 2015-GC27, Class XA, 1.45%, due 2/10/2048	10,651 (d)(f)
583,049	Series 2022-GC48, Class A5, 4.74%, due 5/15/2054	546,156 (d)
COMM Mortgage Trust
1,060,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	918,891
904,010	Series 2014-CR16, Class XA, 0.91%, due 4/10/2047	16 (d)(f)
1,497,351	Series 2014-CR17, Class XA, 0.87%, due 5/10/2047	28 (d)(f)
1,588,338	Series 2014-UBS3, Class XA, 1.01%, due 6/10/2047	35 (d)(f)
8,025,426	Series 2014-CR18, Class XA, 1.02%, due 7/15/2047	174 (d)(f)
3,266,913	Series 2014-UBS6, Class XA, 0.96%, due 12/10/2047	3,986 (d)(f)
485,000	Series 2014-CR21, Class AM, 3.99%, due 12/10/2047	463,861
CSAIL Commercial Mortgage Trust
18,938,069	Series 2016-C5, Class XA, 1.04%, due 11/15/2048	197,575 (d)(f)
621,690	Series 2015-C1, Class B, 4.04%, due 4/15/2050	579,392 (d)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
20,812,165	Series KW03, Class X1, 0.93%, due 6/25/2027	384,575 (d)(f)
63,186,000	Series K088, Class XAM, 0.57%, due 1/25/2029	1,200,818 (d)(f)
22,744,091	Series K090, Class X1, 0.85%, due 2/25/2029	663,693 (d)(f)
10,000,000	Series K098, Class XAM, 1.52%, due 8/25/2029	619,393 (d)(f)
1,236,000	FIVE Mortgage Trust, Series 2023-V1, Class B, 6.51%, due 2/10/2056	1,219,972 (d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
	GS Mortgage Securities Trust
$950,000	Series 2019-GC42, Class A4, 3.00%, due 9/10/2052	$826,100
1,200,000	Series 2019-GSA1, Class A4, 3.05%, due 11/10/2052	1,056,523
1,775,000	Hilton USA Trust, Series 2016-HHV, Class A, 3.72%, due 11/5/2038	1,673,136 (c)
	JP Morgan Chase Commercial Mortgage Securities Trust
743,000	Series 2016-NINE, Class A, 2.95%, due 9/6/2038	688,460 (c)(d)
736,000	Series 2022-OPO, Class B, 3.38%, due 1/5/2039	606,852 (c)
765,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class AS, 4.02%, due 12/15/2048	734,401
933,533	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class XA, 0.98%, due 6/15/2047	19 (d)(f)
772,761	MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.01%, due 12/15/2056	797,297 (d)
1,359,000	ORL Trust, Series 2023-GLKS, Class A, (1 mo. USD Term SOFR + 2.35%), 7.67%, due 10/19/2036	1,363,247 (c)(e)
670,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, 4.84%, due 12/15/2048	623,199 (d)
	WF-RBS Commercial Mortgage Trust
4,925,420	Series 2014-C25, Class XA, 0.93%, due 11/15/2047	6,168 (d)(f)
10,051,915	Series 2014-C22, Class XA, 0.90%, due 9/15/2057	7,191 (d)(f)
560,000	Series 2014-C22, Class AS, 4.07%, due 9/15/2057	510,399 (d)
		29,968,344
Federal Home Loan Mortgage Corp. 10.5%
	Pass-Through Certificates
3,817,386	2.00%, due 12/1/2050 - 4/1/2052	2,902,856
20,496,715	2.50%, due 7/1/2050 - 5/1/2052	16,310,413
10,457,082	3.00%, due 8/1/2046 - 9/1/2053	8,747,383
7,200,203	3.50%, due 7/1/2042 - 12/1/2052	6,292,966
8,769,119	4.00%, due 3/1/2045 - 9/1/2053	7,893,238
4,528,116	4.50%, due 6/1/2039 - 12/1/2052	4,189,976
8,561,122	5.00%, due 3/1/2038 - 6/1/2053	8,118,458
14,983,283	5.50%, due 9/1/2052 - 4/1/2054	14,566,154
8,670,781	6.00%, due 12/1/2052 - 4/1/2054	8,600,162
1,973,116	6.50%, due 7/1/2053 - 2/1/2054	1,990,663
		79,612,269
Federal National Mortgage Association 15.6%
	Pass-Through Certificates
15,586,348	2.00%, due 9/1/2050 - 5/1/2052	11,854,490
34,617,462	2.50%, due 8/1/2050 - 9/1/2052	27,553,716 (g)
15,677,146	3.00%, due 10/1/2041 - 6/1/2052	13,127,590
10,401,214	3.50%, due 12/1/2041 - 5/1/2053	9,114,766
8,087,055	4.00%, due 5/1/2046 - 12/1/2052	7,279,296
6,776,209	4.50%, due 4/1/2034 - 2/1/2053	6,282,040
20,340,633	5.00%, due 6/1/2033 - 11/1/2053	19,296,120
14,911,723	5.50%, due 11/1/2052 - 12/1/2053	14,495,124
8,090,065	6.00%, due 4/1/2053 - 3/1/2054	8,027,093
1,292,878	6.50%, due 12/1/2053 - 3/1/2054	1,303,407
		118,333,642
Government National Mortgage Association 3.5%
	Pass-Through Certificates
2,197,684	2.00%, due 2/20/2051 - 3/20/2052	1,730,755
5,842,689	2.50%, due 2/20/2051 - 3/20/2052	4,796,786
1,540,592	3.50%, due 1/20/2043 - 6/20/2052	1,370,926
3,477,126	4.50%, due 3/20/2052 - 10/20/2053	3,243,404
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Government National Mortgage Association – cont'd
$4,958,330	5.00%, due 9/20/2052 - 1/20/2054	$4,749,898
4,991,177	5.50%, due 11/20/2052 - 4/20/2054	4,897,869
6,102,348	6.00%, due 12/20/2052 - 2/20/2054	6,141,326 (g)
26,930,964
Total Mortgage-Backed Securities (Cost $325,201,944)		293,654,755
Asset-Backed Securities 8.6%
800,000	522 Funding CLO Ltd., Series 2019-5A, Class AR, (3 mo. USD Term SOFR + 1.33%), 6.66%, due 4/15/2035	799,998 (c)(e)
200,674	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, due 6/21/2028	199,873 (c)
514,683	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	458,834 (c)
Avis Budget Rental Car Funding AESOP LLC
1,186,000	Series 2021-2A, Class A, 1.66%, due 2/20/2028	1,069,362 (c)
723,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	647,028 (c)
3,000,000	Bain Capital Credit CLO Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.52%), 1.52%, due 7/15/2037	3,001,548 (c)(e)(h)
1,348,500	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	1,185,315 (c)
1,912,019	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.29%, due 7/26/2032	1,919,944 (c)
1,850,000	Business Jet Securities LLC, Series 2024-1A, Class A, 6.20%, due 5/15/2039	1,838,242 (c)
649,000	Carmax Auto Owner Trust, Series 2023-3, Class A3, 5.28%, due 5/15/2028	646,100
690,529	CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, due 9/16/2030	691,273 (c)
9,313	Chase Funding Trust, Series 2004-1, Class 2A2, (1 mo. USD Term SOFR + 0.57%), 5.89%, due 12/25/2033	8,956 (e)
2,500,000	Clover CLO LLC, Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.43%), 6.76%, due 7/20/2034	2,500,657 (c)(e)
634,000	Crown Castle Towers LLC, 4.24%, due 7/15/2028	595,947 (c)
CyrusOne Data Centers Issuer I LLC
1,522,000	Series 2023-2A, Class A2, 5.56%, due 11/20/2048	1,478,981 (c)
346,000	Series 2024-1A, Class A2, 4.76%, due 3/22/2049	324,073 (c)
895,000	Dell Equipment Finance Trust, Series 2023-3, Class A3, 5.93%, due 4/23/2029	898,738 (c)
1,000,000	Eaton Vance CLO Ltd., Series 2013-1A, Class A13R, (3 mo. USD Term SOFR + 1.51%), 6.84%, due 1/15/2034	999,977 (c)(e)
1,900,000	Elmwood CLO III Ltd., Series 2019-3A, Class AR, (3 mo. USD Term SOFR + 1.42%), 6.75%, due 10/20/2034	1,897,633 (c)(e)
1,000,000	Halseypoint CLO 5 Ltd., Series 2021-5A, Class A1A, (3 mo. USD Term SOFR + 1.47%), 6.80%, due 1/30/2035	1,001,152 (c)(e)
720,000	Hilton Grand Vacations Trust, Series 2024-1B, Class A, 5.75%, due 9/15/2039	721,782 (c)
JP Morgan Mortgage Trust
1,306,410	Series 2023-HE2, Class A1, (30 day USD SOFR Average + 1.70%), 7.03%, due 3/25/2054	1,314,573 (c)(e)
570,516	Series 2023-HE3, Class A1, (30 day USD SOFR Average + 1.60%), 6.93%, due 5/25/2054	574,797 (c)(e)
348,838	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	339,089 (c)
1,000,000	Katayma CLO II Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.65%), 6.94%, due 4/20/2037	1,003,464 (c)(e)
1,631,000	Kubota Credit Owner Trust, Series 2024-1A, Class A3, 5.19%, due 7/17/2028	1,617,729 (c)
1,000,000	Magnetite XXIII Ltd., Series 2019-23A, Class AR, (3 mo. USD Term SOFR + 1.39%), 6.72%, due 1/25/2035	1,002,356 (c)(e)
900,000	Magnetite XXIV Ltd., Series 2019-24A, Class AR, (3 mo. USD Term SOFR + 1.31%), 6.64%, due 4/15/2035	901,389 (c)(e)
1,084,000	MetroNet Infrastructure Issuer LLC, Series 2024-1A, Class A2, 6.23%, due 4/20/2054	1,070,217 (c)
1,233,000	MMAF Equipment Finance LLC, Series 2023-A, Class A3, 5.54%, due 12/13/2029	1,233,166 (c)
MVW LLC
683,298	Series 2021-2A, Class A, 1.43%, due 5/20/2039	627,296 (c)
556,874	Series 2021-2A, Class B, 1.83%, due 5/20/2039	511,082 (c)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,593,902	Series 2024-1A, Class A, 5.32%, due 2/20/2043	$1,573,709 (c)
Navient Private Education Refi Loan Trust
212,138	Series 2021-BA, Class A, 0.94%, due 7/15/2069	183,111 (c)
988,595	Series 2021-CA, Class A, 1.06%, due 10/15/2069	857,626 (c)
2,171,538	Series 2021-EA, Class A, 0.97%, due 12/16/2069	1,855,657 (c)
855,368	Series 2021-GA, Class A, 1.58%, due 4/15/2070	737,010 (c)
1,000,000	Oaktree CLO Ltd., Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.44%), 6.77%, due 1/15/2035	1,002,832 (c)(e)
1,616,000	OneMain Financial Issuance Trust, Series 2023-2A, Class A1, 5.84%, due 9/15/2036	1,624,331 (c)
PFS Financing Corp.
1,593,000	Series 2021-B, Class A, 0.77%, due 8/15/2026	1,570,602 (c)
1,808,000	Series 2022-C, Class A, 3.89%, due 5/15/2027	1,773,987 (c)
681,000	Series 2024-D, Class A, 5.34%, due 4/16/2029	676,247 (c)
1,000,000	PPM CLO 3 Ltd., Series 2019-3A, Class AR, (3 mo. USD Term SOFR + 1.35%), 6.67%, due 4/17/2034	999,484 (c)(e)
1,000,000	Regatta XXVIII Funding Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.55%), 6.88%, due 4/25/2037	999,941 (c)(e)
1,695	Residential Asset Securities Corporation Trust, Series 2005-KS12, Class M2, (1 mo. USD Term SOFR + 0.57%), 6.12%, due 1/25/2036	1,690 (e)
6,364	Saxon Asset Securities Trust, Series 2004-1, Class A, (1 mo. USD Term SOFR + 0.65%), 2.17%, due 3/25/2035	5,354 (e)
SBA Tower Trust
719,000	1.88%, due 1/15/2026	669,206 (c)
201,000	2.33%, due 1/15/2028	177,263 (c)
Sierra Timeshare Receivables Funding LLC
243,406	Series 2019-2A, Class A, 2.59%, due 5/20/2036	241,870 (c)
326,039	Series 2020-2A, Class A, 1.33%, due 7/20/2037	312,816 (c)
295,935	Series 2020-2A, Class C, 3.51%, due 7/20/2037	287,065 (c)
220,351	Series 2021-2A, Class A, 1.35%, due 9/20/2038	206,229 (c)
1,171,258	Series 2022-1A, Class B, 3.55%, due 10/20/2038	1,114,516 (c)
992,005	Series 2023-2A, Class A, 5.80%, due 4/20/2040	987,395 (c)
792,699	Series 2023-3A, Class A, 6.10%, due 9/20/2040	793,969 (c)
1,562,672	Series 2024-1A, Class A, 5.15%, due 1/20/2043	1,538,649 (c)
125,147	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	125,064 (c)
SoFi Professional Loan Program LLC
449,314	Series 2018-A, Class A2B, 2.95%, due 2/25/2042	439,321 (c)
124,564	Series 2018-B, Class A2FX, 3.34%, due 8/25/2047	121,937 (c)
1,435,000	Sotheby's Artfi Master Trust, Series 2024-1A, Class A1, 6.43%, due 12/22/2031	1,434,325 (c)
1,254,000	Stack Infrastructure Issuer LLC, Series 2023-3A, Class A2, 5.90%, due 10/25/2048	1,236,424 (c)
Taco Bell Funding LLC
1,116,563	Series 2016-1A, Class A23, 4.97%, due 5/25/2046	1,092,145 (c)
643,538	Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	577,800 (c)
1,694,290	TCI-Flatiron CLO Ltd., Series 2018-1A, Class ANR, (3 mo. USD Term SOFR + 1.32%), 6.65%, due 1/29/2032	1,697,187 (c)(e)
500,000	Thayer Park CLO Ltd., Series 2017-1A, Class A1R, (3 mo. USD Term SOFR + 1.30%), 6.63%, due 4/20/2034	499,759 (c)(e)
1,672,740	Towd Point Mortgage Trust, Series 2024-CES2, Class A1A, 6.13%, due 2/25/2064	1,678,559 (c)(e)
700,000	TRESTLES CLO Ltd., Series 2017-1A, Class A1R, (3 mo. USD Term SOFR + 1.25%), 6.58%, due 4/25/2032	700,836 (c)(e)
1,000,000	TRESTLES CLO V Ltd., Series 2021-5A, Class A1, (3 mo. USD Term SOFR + 1.43%), 6.76%, due 10/20/2034	1,002,360 (c)(e)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,000,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.48%), 6.81%, due 10/15/2034	$1,001,322 (c)(e)
1,068,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class A2, 6.64%, due 4/20/2054	1,066,660 (c)
Total Asset-Backed Securities (Cost $66,845,257)		65,944,829

Corporate Bonds 27.6%
Aerospace & Defense 1.2%
	BAE Systems PLC
825,000	5.30%, due 3/26/2034	801,063 (c)
425,000	5.50%, due 3/26/2054	405,814 (c)
5,699,000	Boeing Co., 5.04%, due 5/1/2027	5,530,078
2,245,000	RTX Corp., 6.40%, due 3/15/2054	2,407,818
		9,144,773
Agriculture 0.7%
	Philip Morris International, Inc.
3,105,000	5.13%, due 2/15/2030	3,052,255
2,230,000	5.75%, due 11/17/2032	2,245,126
		5,297,381
Airlines 0.3%
2,123,944	United Airlines Pass-Through Trust, 5.88%, due 10/15/2027	2,118,113
Auto Manufacturers 0.1%
	Cummins, Inc.
377,000	5.15%, due 2/20/2034	370,115
720,000	5.45%, due 2/20/2054	693,091
		1,063,206
Banks 4.7%
3,400,000	Banco Santander SA, 6.92%, due 8/8/2033	3,455,681
1,975,000	Barclays PLC, 7.12%, due 6/27/2034	2,036,458 (i)
1,305,000	Citibank N.A., 5.57%, due 4/30/2034	1,300,380
1,515,000	Citigroup, Inc., 3.89%, due 1/10/2028	1,448,214 (i)
1,822,000	Fifth Third Bancorp, 4.34%, due 4/25/2033	1,612,204 (i)
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,279,601 (i)(j)
1,910,000	JPMorgan Chase & Co., 6.25%, due 10/23/2034	1,977,950 (i)
	Kreditanstalt fuer Wiederaufbau
1,225,000	4.00%, due 3/15/2029	1,181,415
900,000	4.38%, due 2/28/2034	870,755
1,890,000	Lloyds Banking Group PLC, 5.68%, due 1/5/2035	1,843,593 (i)
	Morgan Stanley
1,815,000	2.72%, due 7/22/2025	1,801,104 (i)
1,890,000	3.63%, due 1/20/2027	1,806,792
1,010,000	5.42%, due 7/21/2034	980,042 (i)
1,340,000	5.83%, due 4/19/2035	1,339,460 (i)
2,005,000	5.95%, due 1/19/2038	1,948,735 (i)
1,995,000	PNC Financial Services Group, Inc., 6.88%, due 10/20/2034	2,117,512 (i)
3,215,000	Societe Generale SA, 1.49%, due 12/14/2026	2,984,881 (c)(i)
1,820,000	Truist Financial Corp., 5.71%, due 1/24/2035	1,766,286 (i)
1,715,000	UBS AG, 5.65%, due 9/11/2028	1,722,875
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Banks – cont'd
$2,245,000	Wells Fargo & Co., 5.50%, due 1/23/2035	$2,180,764 (i)
		35,654,702
Beverages 0.6%
1,745,000	Anheuser-Busch InBev Worldwide, Inc., 5.00%, due 6/15/2034	1,686,291
3,425,000	Constellation Brands, Inc., 4.90%, due 5/1/2033	3,230,701
		4,916,992
Biotechnology 0.1%
1,095,000	Amgen, Inc., 5.75%, due 3/2/2063	1,045,913
Building Materials 0.3%
2,267,000	Carrier Global Corp., 5.90%, due 3/15/2034	2,316,156
Computers 0.0%(k)
395,000	IBM International Capital Pte. Ltd., 5.30%, due 2/5/2054	360,286
Diversified Financial Services 1.0%
	American Express Co.
1,480,000	5.53%, due 4/25/2030	1,477,382 (i)
1,295,000	6.49%, due 10/30/2031	1,355,489 (i)
2,690,000	5.92%, due 4/25/2035	2,677,231 (i)
	Capital One Financial Corp.
935,000	7.62%, due 10/30/2031	1,006,154 (i)
1,330,000	6.05%, due 2/1/2035	1,308,158 (i)
		7,824,414
Electric 2.8%
1,295,000	Constellation Energy Generation LLC, 5.75%, due 3/15/2054	1,218,518
1,185,000	Enel Finance International NV, 7.75%, due 10/14/2052	1,381,605 (c)
1,150,000	Eversource Energy, 5.50%, due 1/1/2034	1,106,949
1,465,000	Indianapolis Power & Light Co., 5.70%, due 4/1/2054	1,390,808 (c)
985,000	Interstate Power & Light Co., 2.30%, due 6/1/2030	820,125
1,535,000	National Grid PLC, 5.42%, due 1/11/2034	1,475,959
	NextEra Energy Capital Holdings, Inc.
1,245,000	4.90%, due 2/28/2028	1,218,336
1,390,000	5.25%, due 2/28/2053	1,252,898
	Pacific Gas & Electric Co.
1,140,000	6.40%, due 6/15/2033	1,159,976
1,495,000	6.95%, due 3/15/2034	1,579,956
1,170,000	4.95%, due 7/1/2050	951,587
610,000	PPL Electric Utilities Corp., 4.85%, due 2/15/2034	580,979
5,490,000	Southern Co., 5.20%, due 6/15/2033	5,288,976
1,332,000	Tampa Electric Co., 4.90%, due 3/1/2029	1,301,343
490,000	Xcel Energy, Inc., 5.50%, due 3/15/2034	472,532
		21,200,547
Electronics 0.1%
735,000	TD SYNNEX Corp., 6.10%, due 4/12/2034	729,899
Entertainment 0.5%
4,700,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	3,599,796
Food 0.3%
2,520,000	Campbell Soup Co., 4.80%, due 3/15/2048	2,137,867
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Gas 0.2%
$1,580,000	Southern Co. Gas Capital Corp., 1.75%, due 1/15/2031	$1,253,593
Hand - Machine Tools 0.5%
	Regal Rexnord Corp.
430,000	6.05%, due 4/15/2028	429,169 (c)
3,705,000	6.40%, due 4/15/2033	3,735,048 (c)
		4,164,217
Healthcare - Services 0.1%
1,170,000	UnitedHealth Group, Inc., 5.38%, due 4/15/2054	1,111,367
Insurance 1.5%
1,460,000	American International Group, Inc., 5.13%, due 3/27/2033	1,400,387
	Aon North America, Inc.
1,640,000	5.15%, due 3/1/2029	1,618,052
1,120,000	5.30%, due 3/1/2031	1,101,686
2,425,000	5.45%, due 3/1/2034	2,371,794
420,000	5.75%, due 3/1/2054	406,027
2,025,000	Corebridge Financial, Inc., 5.75%, due 1/15/2034	1,989,251
	Marsh & McLennan Cos., Inc.
750,000	5.15%, due 3/15/2034	731,805
720,000	5.45%, due 3/15/2054	687,214
765,000	Travelers Cos., Inc., 5.45%, due 5/25/2053	748,387
		11,054,603
Media 0.3%
3,485,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.90%, due 6/1/2052	2,095,868
Mining 0.3%
	Anglo American Capital PLC
1,665,000	5.75%, due 4/5/2034	1,644,080 (c)
395,000	6.00%, due 4/5/2054	389,089 (c)
		2,033,169
Multi-National 2.7%
	Asian Development Bank
3,280,000	4.38%, due 3/6/2029	3,216,635
1,625,000	4.13%, due 1/12/2034	1,535,454
1,520,000	Asian Infrastructure Investment Bank, 4.25%, due 3/13/2034	1,447,622
1,490,000	Corp. Andina de Fomento, 5.00%, due 1/24/2029	1,453,063
1,645,000	Council of Europe Development Bank, 4.13%, due 1/24/2029	1,594,687
1,365,000	European Bank for Reconstruction & Development, 4.25%, due 3/13/2034	1,301,020
	European Investment Bank
2,440,000	4.75%, due 6/15/2029	2,434,885
1,505,000	4.13%, due 2/13/2034	1,423,771
1,925,000	Inter-American Investment Corp., 4.25%, due 2/14/2029	1,865,175
2,085,000	International Bank for Reconstruction & Development, 4.50%, due 4/10/2031	2,043,609
2,160,000	Nordic Investment Bank, 4.25%, due 2/28/2029	2,105,285
		20,421,206
Office - Business Equipment 0.1%
658,000	CDW LLC/CDW Finance Corp., 2.67%, due 12/1/2026	609,404
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Oil & Gas 3.0%
$1,465,000	BP Capital Markets America, Inc., 4.81%, due 2/13/2033	$1,400,381
	Diamondback Energy, Inc.
765,000	5.20%, due 4/18/2027	759,446
1,140,000	5.15%, due 1/30/2030	1,118,140
1,595,000	6.25%, due 3/15/2053	1,630,414
375,000	5.75%, due 4/18/2054	357,997
1,205,000	5.90%, due 4/18/2064	1,146,284
1,925,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,905,488
	Occidental Petroleum Corp.
1,163,000	6.13%, due 1/1/2031	1,177,596
1,000,000	6.45%, due 9/15/2036	1,031,992
505,000	4.30%, due 8/15/2039	396,945
2,250,000	6.60%, due 3/15/2046	2,316,683
2,045,000	Ovintiv, Inc., 7.10%, due 7/15/2053	2,208,565
3,700,000	Phillips 66, 1.30%, due 2/15/2026	3,436,357
	TotalEnergies Capital SA
905,000	5.15%, due 4/5/2034	891,746
1,285,000	5.49%, due 4/5/2054	1,250,334
1,675,000	5.64%, due 4/5/2064	1,635,663
		22,664,031
Pharmaceuticals 1.2%
	AbbVie, Inc.
1,350,000	4.95%, due 3/15/2031	1,324,173
637,000	4.05%, due 11/21/2039	539,689
380,000	5.40%, due 3/15/2054	367,905
1,200,000	5.50%, due 3/15/2064	1,156,986
1,245,000	Bristol-Myers Squibb Co., 5.65%, due 2/22/2064	1,191,628
	CVS Health Corp.
1,700,000	3.00%, due 8/15/2026	1,608,173
1,080,000	5.88%, due 6/1/2053	1,028,886
2,330,000	Pfizer Investment Enterprises Pte. Ltd., 5.34%, due 5/19/2063	2,137,453
		9,354,893
Pipelines 0.9%
	Enbridge, Inc.
220,000	5.30%, due 4/5/2029	217,463
1,130,000	5.70%, due 3/8/2033	1,117,036
1,435,000	5.63%, due 4/5/2034	1,403,981
740,000	5.95%, due 4/5/2054	716,567
	Energy Transfer LP
1,525,000	5.55%, due 5/15/2034	1,484,107
1,515,000	5.95%, due 5/15/2054	1,427,841
430,000	Northern Natural Gas Co., 5.63%, due 2/1/2054	411,736 (c)
		6,778,731
Real Estate Investment Trusts 0.4%
1,449,000	American Tower Trust 1, 5.49%, due 3/15/2028	1,442,521 (c)
1,260,000	Simon Property Group LP, 6.25%, due 1/15/2034	1,302,590
		2,745,111
Semiconductors 0.9%
995,000	Analog Devices, Inc., 5.30%, due 4/1/2054	946,597
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Semiconductors – cont'd
	Intel Corp.
$1,140,000	5.00%, due 2/21/2031	$1,112,658
2,265,000	5.15%, due 2/21/2034	2,182,822
750,000	5.70%, due 2/10/2053	716,167
825,000	5.60%, due 2/21/2054	776,333
450,000	5.90%, due 2/10/2063	438,055
378,000	Marvell Technology, Inc., 2.95%, due 4/15/2031	317,747
		6,490,379
Software 0.6%
	Adobe, Inc.
1,810,000	4.80%, due 4/4/2029	1,790,500
2,535,000	4.95%, due 4/4/2034	2,473,026
825,000	Oracle Corp., 3.60%, due 4/1/2050	557,986
		4,821,512
Telecommunications 2.2%
1,595,000	AT&T, Inc., 3.50%, due 9/15/2053	1,051,528
	Cisco Systems, Inc.
2,540,000	4.85%, due 2/26/2029	2,508,302
2,150,000	4.95%, due 2/26/2031	2,114,644
2,185,000	5.05%, due 2/26/2034	2,137,243
750,000	5.30%, due 2/26/2054	721,670
	T-Mobile USA, Inc.
2,310,000	3.38%, due 4/15/2029	2,096,240
2,055,000	2.55%, due 2/15/2031	1,704,247
1,775,000	6.00%, due 6/15/2054	1,786,247
1,450,000	Verizon Communications, Inc., 5.05%, due 5/9/2033	1,402,439
1,835,000	Vodafone Group PLC, 4.38%, due 2/19/2043	1,500,727
		17,023,287
Total Corporate Bonds (Cost $214,156,616)		210,031,416
Foreign Government Securities 1.4%
970,000	Japan Bank for International Cooperation, 4.63%, due 4/17/2034	945,199
2,355,000	Province of Alberta, 4.50%, due 1/24/2034	2,249,629
2,315,000	Province of British Columbia, 4.90%, due 4/24/2029	2,305,532
1,815,000	Province of Ontario, 5.05%, due 4/24/2034	1,809,424
3,410,000	Province of Quebec, 4.50%, due 4/3/2029	3,335,706

Total Foreign Government Securities (Cost $10,836,374)		10,645,490
Number of Shares

Short-Term Investments 0.6%
Investment Companies 0.6%
4,071,420	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25%(l) (Cost $4,071,420)	4,071,420
Total Investments 100.1% (Cost $801,953,953)		761,617,122
Liabilities Less Other Assets (0.1)%		(453,819)(m)
Net Assets 100.0%		$761,163,303

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
(a)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(b)	Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.
(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $122,062,037, which represents 16.0% of net assets of the Fund.

(d)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30,
2024.

(e)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
(f)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(g)	All or a portion of this security was purchased on a delayed delivery basis.
(h)	When-issued security. Total value of all such securities at April 30, 2024 amounted to $3,001,548, which represents 0.4% of net assets of the Fund.
(i)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(j)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(k)	Represents less than 0.05% of net assets of the Fund.
(l)	Represents 7-day effective yield as of April 30, 2024.
(m)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2024.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$678,374,332	89.1%
Supranational	20,421,206	2.7%
Canada	13,155,338	1.7%
Cayman Islands	12,206,985	1.6%
United Kingdom	9,343,215	1.2%
France	6,762,624	0.9%
Jersey	4,005,012	0.5%
Spain	3,455,681	0.5%
Germany	2,052,170	0.3%
South Africa	2,033,169	0.3%
Switzerland	1,722,875	0.2%
Belgium	1,686,291	0.2%
Italy	1,381,605	0.2%
Japan	945,199	0.1%
Short-Term Investments and Other Liabilities—Net	3,617,601	0.5%
	$761,163,303	100.0%
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2024, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	23	U.S. Treasury Long Bond	$2,617,688	$(98,708)
6/2024	335	U.S. Treasury Note, 2 Year	67,889,844	(655,425)
6/2024	220	U.S. Treasury Note, 5 Year	23,043,281	(201,255)
6/2024	53	U.S. Treasury Ultra Bond	6,336,812	(335,946)
Total Long Positions			$99,887,625	$(1,291,334)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	11	U.S. Treasury Note, 10 Year	$(1,181,813)	$28,449
6/2024	223	U.S. Treasury Note, Ultra 10 Year	(24,578,781)	729,403
Total Short Positions			$(25,760,594)	$757,852
Total Futures				$(533,482)
At April 30, 2024, the Fund had $1,119,331 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had futures outstanding was $94,506,060 for long positions and $(20,619,866) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$172,712,010	$—	$172,712,010
U.S. Government Agency Securities	—	4,557,202	—	4,557,202
Mortgage-Backed Securities#	—	293,654,755	—	293,654,755
Asset-Backed Securities	—	65,944,829	—	65,944,829
Corporate Bonds#	—	210,031,416	—	210,031,416
Foreign Government Securities	—	10,645,490	—	10,645,490
Short-Term Investments	—	4,071,420	—	4,071,420
Total Investments	$—	$761,617,122	$—	$761,617,122

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$757,852	$—	$—	$757,852
Liabilities	(1,291,334)	—	—	(1,291,334)
Total	$(533,482)	$—	$—	$(533,482)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)
April 30, 2024

Principal Amount(a)		Value
Corporate Bonds 29.3%
Argentina 0.6%
$150,000	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	$145,607 (b)
YPF SA
100,000	8.50%, due 7/28/2025	97,392 (b)
150,000	6.95%, due 7/21/2027	136,002 (b)
292,000	9.50%, due 1/17/2031	295,060 (c)
225,000	7.00%, due 12/15/2047	160,064 (b)
834,125
Azerbaijan 0.5%
Southern Gas Corridor CJSC
500,000	6.88%, due 3/24/2026	501,900 (b)
200,000	6.88%, due 3/24/2026	200,760 (b)
702,660
Bahrain 0.1%
200,000	Bapco Energies BSCC, 8.38%, due 11/7/2028	210,756 (b)
Brazil 2.9%
200,000	3R Lux SARL, 9.75%, due 2/5/2031	210,297 (c)
200,000	Aegea Finance SARL, 9.00%, due 1/20/2031	209,289 (b)
200,000	Banco BTG Pactual SA, 6.25%, due 4/8/2029	198,400 (c)
200,000	Banco do Brasil SA, 8.75%, due 10/15/2024	200,536 (b)(d)(e)
200,000	Braskem Netherlands Finance BV, 4.50%, due 1/31/2030	168,649 (b)
200,000	BRF SA, 4.88%, due 1/24/2030	176,162 (b)
300,000	CSN Resources SA, 4.63%, due 6/10/2031	235,911 (b)
233,000	FS Luxembourg SARL, 8.88%, due 2/12/2031	221,828 (c)
171,358	Guara Norte SARL, 5.20%, due 6/15/2034	155,359 (b)
201,000	Klabin Austria GmbH, 3.20%, due 1/12/2031	164,283 (c)
200,000	MARB BondCo PLC, 3.95%, due 1/29/2031	160,476 (b)
237,688	MC Brazil Downstream Trading SARL, 7.25%, due 6/30/2031	205,930 (b)
200,000	Minerva Luxembourg SA, 4.38%, due 3/18/2031	162,720 (b)
258,000	Movida Europe SA, 7.85%, due 4/11/2029	240,877 (c)
252,391	MV24 Capital BV, 6.75%, due 6/1/2034	232,182 (c)
200,000	Nexa Resources SA, 6.75%, due 4/9/2034	200,690 (c)
190,000	Petrobras Global Finance BV, 5.50%, due 6/10/2051	145,620
200,000	Raizen Fuels Finance SA, 6.95%, due 3/5/2054	194,686 (c)
164,000	Rede D'or Finance SARL, 4.50%, due 1/22/2030	144,174 (b)
Samarco Mineracao SA
41,196	9.00% Cash/0.50% PIK, due 6/30/2031	37,600 (b)(f)
139,038	9.00% Cash/0.50% PIK, due 6/30/2031	126,902 (c)(f)
200,000	St. Mary's Cement, Inc., 5.75%, due 4/2/2034	195,500 (c)
200,000	Suzano Austria GmbH, 3.75%, due 1/15/2031	172,493
165,000	Vale Overseas Ltd., 6.88%, due 11/21/2036	169,110
4,329,674
Chile 1.4%
150,000	Agrosuper SA, 4.60%, due 1/20/2032	126,281 (c)
200,000	Antofagasta PLC, 5.63%, due 5/13/2032	193,241 (b)
200,000	Banco de Chile, 2.99%, due 12/9/2031	168,531 (b)
200,000	Banco de Credito e Inversiones SA, 8.75%, due 2/8/2029	204,980 (c)(d)(e)
250,000	Banco Santander Chile, 3.18%, due 10/26/2031	214,301 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Chile – cont'd
	$200,000	Celulosa Arauco y Constitucion SA, 5.15%, due 1/29/2050	$157,432 (b)
	200,000	Cencosud SA, 4.38%, due 7/17/2027	189,813 (b)
	200,000	Corp. Nacional del Cobre de Chile, 3.70%, due 1/30/2050	129,960 (c)
	200,000	Empresa Nacional del Petroleo, 3.45%, due 9/16/2031	167,694 (c)
Inversiones CMPC SA
	200,000	6.13%, due 6/23/2033	197,669 (c)
	278,000	6.13%, due 2/26/2034	273,563 (c)
	200,000	VTR Finance NV, 6.38%, due 7/15/2028	141,032 (c)
2,164,497
China 1.6%
BOC Aviation Ltd.
	200,000	4.50%, due 5/23/2028	192,693 (b)
	400,000	3.00%, due 9/11/2029	353,568 (b)
	200,000	China Hongqiao Group Ltd., 6.25%, due 6/8/2024	199,531 (b)
	200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	199,978 (b)
	200,000	ENN Clean Energy International Investment Ltd., 3.38%, due 5/12/2026	188,669 (b)
	200,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	135,450 (b)
	200,000	Huarong Finance 2017 Co. Ltd., 4.25%, due 11/7/2027	181,558 (b)
	200,000	Lenovo Group Ltd., 3.42%, due 11/2/2030	172,431 (b)
Prosus NV
	200,000	3.68%, due 1/21/2030	172,187 (b)
	200,000	4.19%, due 1/19/2032	169,401 (b)
	200,000	3.83%, due 2/8/2051	121,943 (b)
	232,000	SF Holding Investment 2021 Ltd., 3.13%, due 11/17/2031	197,458 (b)
	200,000	Tencent Holdings Ltd., 3.68%, due 4/22/2041	152,397 (b)
2,437,264
Colombia 1.4%
	200,000	Banco Davivienda SA, 6.65%, due 4/22/2031	139,262 (b)(d)(e)
	200,000	Bancolombia SA, 4.63%, due 12/18/2029	193,022 (d)
Ecopetrol SA
	250,000	8.88%, due 1/13/2033	255,875
	200,000	8.38%, due 1/19/2036	194,429
	200,000	5.88%, due 5/28/2045	141,857
Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	202,871 (c)
COP	1,261,000,000	8.38%, due 11/8/2027	282,214 (c)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	109,595 (c)
	$200,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	166,324 (b)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	194,610 (b)
	221,000	SierraCol Energy Andina LLC, 6.00%, due 6/15/2028	191,293 (c)
2,071,352
Ghana 0.3%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	193,285 (c)
	189,000	Tullow Oil PLC, 10.25%, due 5/15/2026	184,129 (c)
377,414
Guatemala 0.6%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL
	200,000	5.25%, due 4/27/2029	186,718 (c)
	20,000	5.25%, due 4/27/2029	18,675 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Guatemala – cont'd
	$200,000	CT Trust, 5.13%, due 2/3/2032	$173,774 (c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	191,500 (c)
	270,000	Millicom International Cellular SA, 6.25%, due 3/25/2029	254,163 (b)
824,830
Hong Kong 1.0%
AIA Group Ltd.
	200,000	5.38%, due 4/5/2034	191,032 (c)
	200,000	3.20%, due 9/16/2040	141,849 (b)
	200,000	FWD Group Holdings Ltd., 6.38%, due 9/13/2024	193,100 (b)(d)(e)
	600,000	Melco Resorts Finance Ltd., 5.75%, due 7/21/2028	555,441 (b)
	200,000	Prudential Funding Asia PLC, 2.95%, due 11/3/2033	175,000 (b)(d)
	200,000	Sun Hung Kai Properties Capital Market Ltd., 2.88%, due 1/21/2030	173,807 (b)
1,430,229
India 1.5%
	200,000	Adani Ports & Special Economic Zone Ltd., 4.20%, due 8/4/2027	180,809 (b)
	200,000	Axis Bank Ltd./Gandhinagar, 4.10%, due 9/8/2026	185,311 (b)(d)(e)
	364,000	Greenko Dutch BV, 3.85%, due 3/29/2026	339,430 (c)
	278,000	HDFC Bank Ltd., 3.70%, due 8/25/2026	256,885 (b)(d)(e)
	200,000	Indian Railway Finance Corp. Ltd., 3.25%, due 2/13/2030	174,197 (b)
	200,000	JSW Steel Ltd., 5.05%, due 4/5/2032	171,066 (b)
	200,000	Network i2i Ltd., 5.65%, due 1/15/2025	198,391 (b)(d)(e)
	200,000	Power Finance Corp. Ltd., 3.95%, due 4/23/2030	178,052 (b)
	313,000	Reliance Industries Ltd., 2.88%, due 1/12/2032	257,493 (c)
	200,000	ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, due 7/14/2028	178,317 (b)
	168,000	Vedanta Resources Finance II PLC, 13.88%, due 12/9/2028	152,782 (b)
2,272,733
Indonesia 1.1%
Bank Negara Indonesia Persero Tbk. PT
	200,000	3.75%, due 3/30/2026	188,698 (b)
	200,000	4.30%, due 3/24/2027	181,835 (b)(d)(e)
	200,000	Indofood CBP Sukses Makmur Tbk. PT, 3.54%, due 4/27/2032	166,914 (b)
	400,000	Medco Oak Tree Pte. Ltd., 7.38%, due 5/14/2026	400,264 (b)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
EUR	200,000	1.88%, due 11/5/2031	174,798 (b)
EUR	200,000	1.88%, due 11/5/2031	174,798 (c)
	$200,000	5.25%, due 5/15/2047	170,041 (b)
	200,000	6.15%, due 5/21/2048	191,195 (c)
1,648,543
Israel 0.5%
	250,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	230,312 (b)(d)
Energean Israel Finance Ltd.
	150,000	4.88%, due 3/30/2026	141,000 (b)
	10,000	8.50%, due 9/30/2033	9,602 (b)
Teva Pharmaceutical Finance Netherlands III BV
	200,000	3.15%, due 10/1/2026	185,284
	200,000	4.10%, due 10/1/2046	133,340
699,538
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Kazakhstan 0.6%
KazMunayGas National Co. JSC
	$200,000	4.75%, due 4/19/2027	$191,652 (b)
	250,000	5.38%, due 4/24/2030	238,075 (b)
	360,000	5.75%, due 4/19/2047	297,297 (b)
	200,000	Tengizchevroil Finance Co. International Ltd., 3.25%, due 8/15/2030	159,260 (c)
886,284
Korea 0.8%
	200,000	Hanwha Life Insurance Co. Ltd., 3.38%, due 2/4/2032	183,738 (b)(d)
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	162,310 (b)
	200,000	Kyobo Life Insurance Co. Ltd., 5.90%, due 6/15/2052	197,300 (b)(d)
	200,000	Shinhan Bank Co. Ltd., 4.38%, due 4/13/2032	179,012 (c)
SK Hynix, Inc.
	200,000	6.38%, due 1/17/2028	202,484 (c)
	200,000	6.50%, due 1/17/2033	205,858 (c)
1,130,702
Kuwait 0.4%
	200,000	MEGlobal BV, 2.63%, due 4/28/2028	175,754 (b)
	200,000	MEGlobal Canada ULC, 5.88%, due 5/18/2030	198,060 (b)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	191,996 (c)(d)(e)
565,810
Luxembourg 0.1%
	200,000	Altice Financing SA, 5.75%, due 8/15/2029	148,555 (b)
Macau 0.7%
	450,000	Sands China Ltd., 5.40%, due 8/8/2028	435,711 (g)
	300,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	279,784 (b)
	400,000	Wynn Macau Ltd., 5.63%, due 8/26/2028	368,931 (b)
1,084,426
Malaysia 0.2%
	200,000	Axiata Spv5 Labuan Ltd., 3.06%, due 8/19/2050	125,738 (b)
	200,000	TNB Global Ventures Capital Bhd., 4.85%, due 11/1/2028	194,566 (b)
320,304
Mexico 2.7%
	200,000	Alfa SAB de CV, 6.88%, due 3/25/2044	199,658 (b)
	200,000	America Movil SAB de CV, 3.63%, due 4/22/2029	182,882
Banco Mercantil del Norte SA
	200,000	7.63%, due 1/10/2028	195,029 (b)(d)(e)
	200,000	6.63%, due 1/24/2032	176,238 (c)(d)(e)
	208,000	BBVA Bancomer SA, 8.13%, due 1/8/2039	210,728 (c)(d)
	200,000	Bimbo Bakeries USA, Inc., 5.38%, due 1/9/2036	191,235 (c)
	200,000	Braskem Idesa SAPI, 7.45%, due 11/15/2029	157,978 (b)
	200,000	Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy, 7.88%, due 2/15/2039	209,450 (c)
Cemex SAB de CV
	200,000	5.13%, due 6/8/2026	192,336 (b)(d)(e)
	222,000	9.13%, due 3/14/2028	238,236 (c)(d)(e)
	200,000	Cibanco SA Ibm/PLA Administradora Industrial S de Real de CV, 4.96%, due 7/18/2029	189,465 (c)
Comision Federal de Electricidad
MXN	6,480,000	7.35%, due 11/25/2025	353,153
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Mexico – cont'd
$400,000	4.69%, due 5/15/2029	$367,895 (c)
200,000	3.35%, due 2/9/2031	162,154 (c)
200,000	Orbia Advance Corp. SAB de CV, 5.88%, due 9/17/2044	178,486 (b)
Petroleos Mexicanos
904,000	7.69%, due 1/23/2050	629,380
69,000	6.95%, due 1/28/2060	43,907
200,000	Trust Fibra Uno, 7.38%, due 2/13/2034	195,628 (c)
4,073,838
Nigeria 0.4%
400,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	376,300 (b)
200,000	SEPLAT Energy PLC, 7.75%, due 4/1/2026	193,000 (c)
569,300
Oman 0.3%
200,000	Bank Muscat SAOG, 4.75%, due 3/17/2026	194,174 (b)
242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	245,315 (c)
439,489
Panama 0.2%
200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	136,873 (b)
200,000	Telecomunicaciones Digitales SA, 4.50%, due 1/30/2030	175,846 (b)
312,719
Paraguay 0.1%
200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	197,168 (c)
Peru 0.7%
125,000	Banco de Credito del Peru SA, 3.13%, due 7/1/2030	118,838 (b)(d)
200,000	Cia de Minas Buenaventura SAA, 5.50%, due 7/23/2026	191,781 (b)
200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.55%, due 9/18/2033	212,695 (c)
200,000	Minsur SA, 4.50%, due 10/28/2031	173,788 (b)
Petroleos del Peru SA
247,000	5.63%, due 6/19/2047	151,567 (c)
200,000	5.63%, due 6/19/2047	122,727 (b)
971,396
Philippines 0.2%
240,000	Globe Telecom, Inc., 4.20%, due 8/2/2026	228,221 (b)(d)(e)
Qatar 0.8%
CBQ Finance Ltd.
200,000	2.00%, due 9/15/2025	189,568 (b)
200,000	2.00%, due 5/12/2026	184,972 (b)
200,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	186,216 (b)(d)(e)
200,000	Ooredoo International Finance Ltd., 2.63%, due 4/8/2031	167,213 (c)
QatarEnergy
200,000	3.13%, due 7/12/2041	142,819 (c)
200,000	3.30%, due 7/12/2051	132,909 (c)
250,000	QNB Finance Ltd., 2.63%, due 5/12/2025	241,637 (b)
1,245,334
Russia 0.0%(h)
300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	16,485 (b)(i)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Saudi Arabia 0.6%
	$200,000	BSF Finance, 5.50%, due 11/23/2027	$199,746 (b)
	200,000	EIG Pearl Holdings SARL, 4.39%, due 11/30/2046	149,924 (b)
Saudi Arabian Oil Co.
	400,000	4.25%, due 4/16/2039	336,977 (b)
	200,000	4.38%, due 4/16/2049	158,057 (b)
844,704
Singapore 0.1%
	240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	219,174 (c)(d)
South Africa 0.4%
	200,000	Anglo American Capital PLC, 3.88%, due 3/16/2029	184,724 (b)
	200,000	Bidvest Group U.K. PLC, 3.63%, due 9/23/2026	184,150 (b)
	260,000	Sasol Financing USA LLC, 8.75%, due 5/3/2029	261,452 (c)
630,326
Supranational 1.8%
	200,000	Africa Finance Corp., 2.88%, due 4/28/2028	174,397 (b)
Asian Development Bank
COP	704,000,000	11.20%, due 1/31/2025	177,786
COP	1,257,000,000	12.75%, due 3/3/2025	324,808
COP	771,000,000	13.00%, due 3/7/2025	198,601
MXN	4,000,000	0.00%, due 4/20/2043	35,211
MXN	4,800,000	Asian Infrastructure Investment Bank, 0.00%, due 2/8/2038	69,461 (b)
Banque Ouest Africaine de Developpement
	$205,000	5.00%, due 7/27/2027	193,212 (c)
	200,000	4.70%, due 10/22/2031	169,764 (c)
International Bank for Reconstruction & Development
INR	72,100,000	6.75%, due 7/13/2029	843,038
INR	32,900,000	6.50%, due 4/17/2030	378,619
COP	990,000,000	International Finance Corp., 0.00%, due 8/16/2028	163,780
2,728,677
Switzerland 0.1%
	$200,000	Consolidated Energy Finance SA, 12.00%, due 2/15/2031	207,001 (c)
Taiwan 0.1%
	209,000	TSMC Arizona Corp., 4.25%, due 4/22/2032	197,704
Thailand 0.6%
Bangkok Bank PCL
	200,000	5.00%, due 9/23/2025	193,808 (b)(d)(e)
	200,000	4.30%, due 6/15/2027	192,440 (c)
	200,000	3.73%, due 9/25/2034	173,824 (b)(d)
	200,000	Kasikornbank PCL, 3.34%, due 10/2/2031	184,637 (b)(d)
	300,000	Thaioil Treasury Center Co. Ltd., 3.75%, due 6/18/2050	210,005 (b)
954,714
Turkey 1.1%
	200,000	Akbank TAS, 9.37%, due 3/14/2029	197,784 (c)(d)(e)
	200,000	Turk Telekomunikasyon AS, 4.88%, due 6/19/2024	199,000 (b)
Turkiye Vakiflar Bankasi TAO
	280,000	9.00%, due 10/12/2028	292,682 (c)
	240,000	10.12%, due 4/24/2029	240,600 (c)(d)(e)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Turkey – cont'd
	$240,000	WE Soda Investments Holding PLC, 9.50%, due 10/6/2028	$247,183 (c)
Yapi ve Kredi Bankasi AS
	200,000	9.25%, due 10/16/2028	211,828 (c)
	260,000	9.74%, due 4/4/2029	259,116 (c)(d)(e)
1,648,193
Ukraine 0.1%
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2026	176,250 (b)(i)
United Arab Emirates 1.4%
	$200,000	Abu Dhabi Commercial Bank PJSC, 4.50%, due 9/14/2027	193,246 (b)
	400,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	343,960 (b)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	175,177 (c)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	190,916 (b)
	400,000	DP World Ltd., 6.85%, due 7/2/2037	421,000 (b)
	200,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	198,000 (b)(d)(e)
Galaxy Pipeline Assets Bidco Ltd.
	200,000	2.63%, due 3/31/2036	156,876 (c)
	183,156	2.94%, due 9/30/2040	140,241 (c)
	300,000	Shelf Drilling Holdings Ltd., 9.63%, due 4/15/2029	283,914 (c)
2,103,330
United Kingdom 0.5%
	200,000	CK Hutchison International 23 Ltd., 4.88%, due 4/21/2033	189,742 (c)
	300,000	CK Hutchison International 24 Ltd., 5.50%, due 4/26/2034	295,284 (c)
	200,000	Standard Chartered PLC, 6.30%, due 7/6/2034	203,783 (c)(d)
688,809
Venezuela 0.4%
Petroleos de Venezuela SA
	1,347,609	6.00%, due 5/16/2024	161,713 (b)(i)
	1,631,452	6.00%, due 11/15/2026	198,221 (b)(i)
	650,000	5.38%, due 4/12/2027	77,898 (b)(i)
	784,800	5.38%, due 4/12/2027	94,182 (b)(i)
532,014
Zambia 0.4%
First Quantum Minerals Ltd.
	200,000	6.88%, due 10/15/2027	192,376 (c)
	450,000	8.63%, due 6/1/2031	435,554 (b)
627,930

Total Corporate Bonds (Cost $48,135,640)			43,752,472
Foreign Government Securities 63.2%
Angola 0.5%
Angolan Government International Bonds
	400,000	8.75%, due 4/14/2032	361,320 (b)
	258,000	9.38%, due 5/8/2048	218,846 (b)
	200,000	9.13%, due 11/26/2049	166,000 (b)
746,166
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Argentina 1.2%
		Argentine Republic Government International Bonds
	$150,000	1.00%, due 7/9/2029	$88,269
	1,114,000	0.75%, due 7/9/2030	644,460 (g)
EUR	106,327	0.13%, due 7/9/2030	61,118
	$1,541,969	3.63%, due 7/9/2035	707,425 (g)
	550,000	3.63%, due 7/9/2046	261,801 (g)
EUR	137,036	Provincia de Buenos Aires/Government Bonds, 4.50%, due 9/1/2037	51,807 (c)(g)
			1,814,880
Armenia 0.1%
	$200,000	Republic of Armenia International Bonds, 3.60%, due 2/2/2031	158,161 (b)
Azerbaijan 0.7%
		Republic of Azerbaijan International Bonds
	400,000	5.13%, due 9/1/2029	381,734 (b)
	200,000	3.50%, due 9/1/2032	164,918 (b)
		State Oil Co. of the Azerbaijan Republic
	310,000	6.95%, due 3/18/2030	312,480 (b)
	200,000	6.95%, due 3/18/2030	201,600 (b)
			1,060,732
Bahamas 0.1%
	200,000	Bahamas Government International Bonds, 6.00%, due 11/21/2028	176,872 (b)
Benin 0.1%
EUR	200,000	Benin Government International Bonds, 4.95%, due 1/22/2035	172,082 (b)
Bermuda 0.3%
		Bermuda Government International Bonds
	$200,000	3.72%, due 1/25/2027	188,500 (b)
	290,000	4.75%, due 2/15/2029	276,776 (b)
			465,276
Brazil 2.6%
		Brazil Government International Bonds
	300,000	6.25%, due 3/18/2031	297,409
	420,000	6.00%, due 10/20/2033	401,170
	470,000	5.00%, due 1/27/2045	353,574
BRL	2,194,000	Brazil Letras do Tesouro Nacional, 9.59%, due 7/1/2025	376,362 (j)
	$160,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	157,000 (b)
		Brazil Notas do Tesouro Nacional
BRL	7,000,000	10.00%, due 1/1/2027	1,317,603
BRL	3,000,000	10.00%, due 1/1/2029	549,064
BRL	1,000,000	10.00%, due 1/1/2031	178,109
BRL	1,824,000	10.00%, due 1/1/2033	319,905
			3,950,196
Cameroon, Republic of 0.1%
EUR	181,000	Republic of Cameroon International Bonds, 5.95%, due 7/7/2032	150,806 (b)
Chile 1.0%
CLP	167,678,910	Bonos de la Tesoreria de la Republica, 1.90%, due 9/1/2030	165,737 (k)
		Bonos de la Tesoreria de la Republica en pesos
CLP	360,000,000	4.70%, due 9/1/2030	349,056 (b)
CLP	140,000,000	6.00%, due 4/1/2033	146,288 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Chile – cont'd
CLP	110,000,000	2.80%, due 10/1/2033	$88,763 (b)
CLP	155,000,000	7.00%, due 5/1/2034	179,058 (b)
CLP	120,000,000	5.00%, due 3/1/2035	115,869
CLP	30,000,000	5.10%, due 7/15/2050	27,823
		Chile Government International Bonds
EUR	273,841	4.13%, due 7/5/2034	293,794
	$200,000	3.25%, due 9/21/2071	117,155
			1,483,543
China 2.3%
		China Government Bonds
CNY	200,000	1.99%, due 4/9/2025	27,622
CNY	1,200,000	3.12%, due 12/5/2026	170,655
CNY	1,000,000	2.64%, due 1/15/2028	140,074
CNY	500,000	3.01%, due 5/13/2028	71,372
CNY	2,150,000	2.80%, due 3/25/2030	304,745
CNY	2,800,000	2.62%, due 6/25/2030	392,139
CNY	3,800,000	2.60%, due 9/15/2030	531,723
CNY	200,000	3.02%, due 5/27/2031	28,821
CNY	900,000	2.89%, due 11/18/2031	128,918
CNY	400,000	2.75%, due 2/17/2032	56,691
CNY	900,000	2.60%, due 9/1/2032	126,073
CNY	900,000	2.80%, due 11/15/2032	128,116
CNY	3,500,000	2.67%, due 5/25/2033	493,939
CNY	600,000	2.52%, due 8/25/2033	83,686
CNY	250,000	3.39%, due 3/16/2050	39,237
CNY	1,700,000	3.81%, due 9/14/2050	286,130
CNY	930,000	3.12%, due 10/25/2052	140,293
CNY	500,000	3.19%, due 4/15/2053	77,149
CNY	1,430,000	3.00%, due 10/15/2053	214,774
			3,442,157
Colombia 4.2%
		Colombia Government International Bonds
	$270,000	3.00%, due 1/30/2030	216,567
	650,000	7.50%, due 2/2/2034	638,947
	260,000	6.13%, due 1/18/2041	213,140
	310,000	5.63%, due 2/26/2044	232,496
	470,000	5.20%, due 5/15/2049	323,352
		Colombian TES
COP	1,149,000,000	5.75%, due 11/3/2027	256,740
COP	6,245,200,000	6.00%, due 4/28/2028	1,387,079
COP	3,638,800,000	7.75%, due 9/18/2030	822,969
COP	518,200,000	7.00%, due 3/26/2031	110,848
COP	3,657,300,000	7.00%, due 6/30/2032	758,115
COP	2,541,800,000	13.25%, due 2/9/2033	741,900
COP	1,818,400,000	7.25%, due 10/18/2034	366,660
COP	1,139,100,000	9.25%, due 5/28/2042	247,517
			6,316,330
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Costa Rica 0.3%
		Costa Rica Government International Bonds
CRC	40,600,000	10.58%, due 9/26/2029	$97,263 (c)
	$200,000	6.55%, due 4/3/2034	202,420 (b)
	200,000	7.30%, due 11/13/2054	208,033 (c)
			507,716
Cote D'Ivoire 1.0%
		Ivory Coast Government International Bonds
EUR	190,000	5.25%, due 3/22/2030	184,503 (b)
EUR	200,000	5.88%, due 10/17/2031	192,736 (b)
EUR	260,000	4.88%, due 1/30/2032	231,134 (b)
EUR	407,000	6.88%, due 10/17/2040	362,683 (b)
EUR	540,000	6.63%, due 3/22/2048	449,436 (b)
			1,420,492
Czech Republic 2.0%
		Czech Republic Government Bonds
CZK	6,100,000	6.00%, due 2/26/2026	266,706
CZK	6,790,000	2.75%, due 7/23/2029	267,964
CZK	3,750,000	0.05%, due 11/29/2029	126,279
CZK	20,940,000	0.95%, due 5/15/2030	733,154 (b)
CZK	10,420,000	1.20%, due 3/13/2031	361,870
CZK	5,580,000	6.20%, due 6/16/2031	264,000
CZK	5,010,000	1.75%, due 6/23/2032	175,600
CZK	13,160,000	2.00%, due 10/13/2033	459,303
CZK	1,060,000	4.90%, due 4/14/2034	46,890
CZK	4,030,000	4.20%, due 12/4/2036	167,937 (b)
CZK	1,980,000	1.95%, due 7/30/2037	63,352
CZK	2,200,000	1.50%, due 4/24/2040	62,329
			2,995,384
Dominican Republic 1.2%
		Dominican Republic International Bonds
DOP	8,000,000	9.75%, due 6/5/2026	137,045 (b)
	$150,000	5.95%, due 1/25/2027	147,116 (b)
	270,000	6.00%, due 7/19/2028	263,890 (b)
	467,000	6.00%, due 2/22/2033	441,315 (b)
DOP	16,000,000	11.25%, due 9/15/2035	286,658 (c)
	$150,000	6.40%, due 6/5/2049	135,378 (b)
	475,000	5.88%, due 1/30/2060	386,798 (b)
			1,798,200
Ecuador 0.6%
		Ecuador Government International Bonds
	102,901	6.00%, due 7/31/2030	72,249 (b)(g)
	71,437	0.00%, due 7/31/2030	38,832 (c)
	10,483	0.00%, due 7/31/2030	5,699 (b)
	342,326	3.50%, due 7/31/2035	187,494 (c)(g)
	1,089,456	3.50%, due 7/31/2035	596,701 (b)(g)
	25,160	2.50%, due 7/31/2040	12,832 (b)(g)
			913,807
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Egypt 1.7%
		Egypt Government International Bonds
EUR	641,000	6.38%, due 4/11/2031	$549,860 (b)
	$200,000	8.50%, due 1/31/2047	152,304 (b)
	200,000	8.70%, due 3/1/2049	154,657 (b)
	410,000	8.70%, due 3/1/2049	317,047 (b)
	200,000	8.88%, due 5/29/2050	156,904 (b)
		Egypt Treasury Bills
EGP	7,400,000	24.32%, due 5/14/2024	153,399 (j)
EGP	14,250,000	27.22%, due 9/10/2024	272,636 (j)
EGP	10,050,000	24.26%, due 12/10/2024	181,527 (j)
EGP	38,000,000	22.48%, due 3/18/2025	647,243 (j)
			2,585,577
El Salvador 0.4%
		El Salvador Government International Bonds
	$224,000	7.65%, due 6/15/2035	161,218 (b)
	596,000	9.50%, due 7/15/2052	469,720 (b)
			630,938
Ethiopia 0.2%
	400,000	Ethiopia International Bonds, 6.63%, due 12/11/2024	280,750 (b)(i)
Ghana 0.6%
		Ghana Government International Bonds
	200,000	7.75%, due 4/7/2029	96,444 (b)(i)
	200,000	7.63%, due 5/16/2029	96,412 (b)(i)
	400,000	10.75%, due 10/14/2030	260,000 (b)
	200,000	10.75%, due 10/14/2030	130,000 (b)
	200,000	8.63%, due 4/7/2034	96,750 (b)(i)
	200,000	7.88%, due 2/11/2035	96,530 (b)(i)
		Republic of Ghana Government Bonds
GHS	317,502	5.00% Cash/3.35% PIK, due 2/16/2027	14,703 (f)
GHS	317,971	5.00% Cash/3.50% PIK, due 2/15/2028	12,928 (f)
GHS	297,209	5.00% Cash/3.65% PIK, due 2/13/2029	10,825 (f)
GHS	297,647	5.00% Cash/3.80% PIK, due 2/12/2030	9,921 (f)
GHS	298,087	5.00% Cash/3.95% PIK, due 2/11/2031	9,223 (f)
GHS	298,525	5.00% Cash/4.10% PIK, due 2/10/2032	8,747 (f)
GHS	298,964	5.00% Cash/4.25% PIK, due 2/8/2033	8,396 (f)
			850,879
Guatemala 0.5%
		Guatemala Government Bonds
	$320,000	7.05%, due 10/4/2032	326,240 (b)
	440,000	6.60%, due 6/13/2036	430,464 (b)
			756,704
Hungary 2.4%
		Hungary Government Bonds
HUF	73,760,000	5.50%, due 6/24/2025	197,259
HUF	126,660,000	9.50%, due 10/21/2026	361,753
HUF	81,230,000	3.00%, due 10/27/2027	193,285
HUF	325,180,000	4.50%, due 3/23/2028	808,124
HUF	238,190,000	6.75%, due 10/22/2028	637,401
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Hungary – cont'd
HUF	105,620,000	3.00%, due 8/21/2030	$227,992
HUF	56,600,000	3.25%, due 10/22/2031	119,952
HUF	367,600,000	4.75%, due 11/24/2032	848,871
HUF	68,820,000	2.25%, due 4/20/2033	128,146
			3,522,783
Indonesia 5.6%
		Indonesia Government International Bonds
EUR	140,000	1.40%, due 10/30/2031	124,943
EUR	150,000	1.30%, due 3/23/2034	124,062
		Indonesia Treasury Bonds
IDR	2,300,000,000	7.00%, due 5/15/2027	141,482
IDR	3,304,000,000	6.13%, due 5/15/2028	195,216
IDR	14,434,000,000	6.38%, due 8/15/2028	861,336
IDR	4,375,000,000	9.00%, due 3/15/2029	288,440
IDR	24,815,000,000	6.88%, due 4/15/2029	1,505,939
IDR	1,306,000,000	6.50%, due 2/15/2031	76,875
IDR	3,604,000,000	8.75%, due 5/15/2031	239,274
IDR	1,000,000,000	6.38%, due 4/15/2032	58,363
IDR	3,500,000,000	7.50%, due 8/15/2032	218,480
IDR	18,299,000,000	7.00%, due 2/15/2033	1,119,222
IDR	7,977,000,000	6.63%, due 5/15/2033	478,891
IDR	8,277,000,000	6.63%, due 2/15/2034	485,609
IDR	344,000,000	8.38%, due 3/15/2034	22,814
IDR	5,600,000,000	7.50%, due 6/15/2035	351,416
IDR	1,783,000,000	8.25%, due 5/15/2036	118,209
IDR	400,000,000	6.38%, due 7/15/2037	23,183
IDR	1,205,000,000	7.50%, due 5/15/2038	75,848
IDR	16,466,000,000	7.13%, due 6/15/2038	1,002,280
IDR	1,000,000,000	7.50%, due 4/15/2040	62,994
IDR	4,250,000,000	7.13%, due 6/15/2042	258,323
IDR	7,765,000,000	7.13%, due 6/15/2043	473,848
			8,307,047
Israel 0.4%
		Israel Government International Bonds
	$220,000	5.50%, due 3/12/2034	208,175
	360,000	5.75%, due 3/12/2054	324,518
			532,693
Kazakhstan 0.2%
EUR	400,000	Kazakhstan Government International Bonds, 1.50%, due 9/30/2034	347,462 (b)
Kenya 0.1%
KES	25,200,000	Republic of Kenya Infrastructure Bonds, 18.46%, due 8/9/2032	191,703
Lebanon 0.1%
		Lebanon Government International Bonds
	$622,000	6.38%, due 3/9/2020	38,875 (i)
	469,000	6.60%, due 11/27/2026	29,687 (b)(i)
	121,000	6.85%, due 5/25/2029	7,714 (i)
	601,000	6.65%, due 2/26/2030	38,314 (b)(i)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Lebanon – cont'd
	$1,400,000	8.25%, due 5/17/2034	$88,382 (i)
			202,972
Malaysia 4.9%
		Malaysia Government Bonds
MYR	700,000	3.91%, due 7/15/2026	147,763
MYR	900,000	3.90%, due 11/30/2026	190,065
MYR	1,350,000	3.50%, due 5/31/2027	281,693
MYR	4,225,000	3.90%, due 11/16/2027	893,222
MYR	1,680,000	3.73%, due 6/15/2028	350,923
MYR	2,400,000	4.50%, due 4/30/2029	518,246
MYR	3,800,000	4.50%, due 4/15/2030	820,894
MYR	135,000	4.23%, due 6/30/2031	28,866
MYR	700,000	3.58%, due 7/15/2032	142,336
MYR	1,437,000	4.64%, due 11/7/2033	316,269
MYR	1,265,000	3.83%, due 7/5/2034	260,349
MYR	300,000	4.25%, due 5/31/2035	63,897
MYR	700,000	4.76%, due 4/7/2037	156,641
MYR	4,033,000	4.89%, due 6/8/2038	913,740
MYR	1,050,000	3.76%, due 5/22/2040	209,433
MYR	6,776,000	4.70%, due 10/15/2042	1,503,938
MYR	350,000	4.94%, due 9/30/2043	80,242
MYR	1,350,000	4.07%, due 6/15/2050	273,094
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	84,692
MYR	500,000	4.37%, due 10/31/2028	107,335
			7,343,638
Mexico 3.8%
		Mexico Bonos
MXN	5,880,000	5.50%, due 3/4/2027	303,052 (l)
MXN	22,838,800	8.50%, due 5/31/2029	1,250,253
MXN	3,740,000	8.50%, due 5/31/2029	204,737
MXN	36,826,100	7.75%, due 5/29/2031	1,904,125
MXN	7,630,000	7.50%, due 5/26/2033	379,661
MXN	2,570,000	10.00%, due 11/20/2036	150,623
MXN	2,493,500	7.75%, due 11/13/2042	117,463
MXN	10,967,100	8.00%, due 11/7/2047	524,022
		Mexico Government International Bonds
	$280,000	6.00%, due 5/7/2036	269,580
	620,000	5.75%, due 10/12/2110	510,430
			5,613,946
Mongolia 0.4%
	600,000	Mongolia Government International Bonds, 3.50%, due 7/7/2027	532,837 (b)
Morocco 0.2%
	314,000	Morocco Government International Bonds, 3.00%, due 12/15/2032	244,484 (b)
Nigeria 0.6%
		Nigeria Government International Bonds
	400,000	8.75%, due 1/21/2031	375,000 (b)
	200,000	7.88%, due 2/16/2032	174,815 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Nigeria – cont'd
	$200,000	9.25%, due 1/21/2049	$177,607 (b)
	200,000	8.25%, due 9/28/2051	156,512 (b)
			883,934
Oman 0.4%
		Oman Government International Bonds
	215,000	6.75%, due 1/17/2048	212,506 (b)
	400,000	7.00%, due 1/25/2051	407,675 (b)
			620,181
Panama 0.5%
		Panama Government International Bonds
	200,000	6.40%, due 2/14/2035	183,321
	190,000	6.70%, due 1/26/2036	178,116
	240,000	6.85%, due 3/28/2054	208,642
	266,000	3.87%, due 7/23/2060	145,250
			715,329
Papua New Guinea 0.1%
	200,000	Papua New Guinea Government International Bonds, 8.38%, due 10/4/2028	188,200 (b)
Paraguay 0.3%
	430,000	Paraguay Government International Bonds, 6.10%, due 8/11/2044	397,320 (b)
Peru 2.0%
		Peru Government Bonds
PEN	3,784,000	5.94%, due 2/12/2029	1,000,941
PEN	510,000	6.15%, due 8/12/2032	127,829
PEN	100,000	7.30%, due 8/12/2033	26,737 (b)
PEN	1,999,000	5.40%, due 8/12/2034	458,547
PEN	207,000	5.35%, due 8/12/2040	44,016
		Peruvian Government International Bonds
PEN	1,545,000	6.95%, due 8/12/2031	413,602 (c)
EUR	484,000	1.25%, due 3/11/2033	400,307
PEN	427,000	5.40%, due 8/12/2034	97,949 (b)
EUR	274,000	1.95%, due 11/17/2036	218,769
PEN	1,035,000	6.90%, due 8/12/2037	260,730 (b)
			3,049,427
Philippines 0.5%
EUR	326,000	Philippine Government International Bonds, 1.75%, due 4/28/2041	243,883
		Philippines Government Bonds
PHP	17,410,000	6.75%, due 9/15/2032	295,403
PHP	4,140,000	6.63%, due 8/17/2033	69,299
PHP	12,230,000	6.25%, due 1/25/2034	200,189
			808,774
Poland 3.5%
EUR	276,000	Bank Gospodarstwa Krajowego, 5.13%, due 2/22/2033	315,257 (b)
		Republic of Poland Government Bonds
PLN	1,507,000	2.50%, due 7/25/2026	349,812
PLN	345,000	0.25%, due 10/25/2026	75,217
PLN	1,328,000	3.75%, due 5/25/2027	312,370
PLN	1,963,000	2.50%, due 7/25/2027	443,006
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Poland – cont'd
PLN	5,748,000	7.50%, due 7/25/2028	$1,517,524
PLN	1,991,000	2.75%, due 10/25/2029	426,958
PLN	1,957,000	1.25%, due 10/25/2030	370,693
PLN	3,352,000	1.75%, due 4/25/2032	621,414
PLN	2,147,000	6.00%, due 10/25/2033	539,500
		Republic of Poland Government International Bonds
EUR	90,000	3.63%, due 1/11/2034	94,306 (b)
	$126,000	5.13%, due 9/18/2034	120,903
	116,000	5.50%, due 3/18/2054	108,764
			5,295,724
Qatar 0.2%
	346,000	Qatar Government International Bonds, 4.82%, due 3/14/2049	305,536 (b)
Romania 2.8%
		Romania Government Bonds
RON	695,000	3.25%, due 6/24/2026	140,761
RON	1,655,000	2.50%, due 10/25/2027	313,496
RON	570,000	8.75%, due 10/30/2028	132,520
RON	35,000	5.00%, due 2/12/2029	7,031
RON	1,650,000	8.00%, due 4/29/2030	374,432
RON	445,000	7.35%, due 4/28/2031	98,680
RON	710,000	6.70%, due 2/25/2032	150,768
RON	4,245,000	8.25%, due 9/29/2032	982,969
RON	940,000	4.75%, due 10/11/2034	169,082
RON	255,000	7.90%, due 2/24/2038	58,814
		Romania Government International Bonds
EUR	1,000,000	2.00%, due 1/28/2032	833,014 (b)
EUR	104,000	2.00%, due 4/14/2033	83,380 (b)
EUR	42,000	6.38%, due 9/18/2033	46,972 (b)
EUR	176,000	3.75%, due 2/7/2034	161,062 (b)
EUR	314,000	3.88%, due 10/29/2035	281,485 (b)
EUR	136,000	5.63%, due 2/22/2036	142,815 (b)
EUR	62,000	2.88%, due 4/13/2042	43,340 (b)
EUR	192,000	3.38%, due 1/28/2050	137,322 (b)
			4,157,943
Senegal 0.1%
EUR	110,000	Senegal Government International Bonds, 5.38%, due 6/8/2037	86,577 (b)
Serbia 0.6%
		Serbia International Bonds
EUR	111,000	1.50%, due 6/26/2029	99,052 (b)
	$205,000	6.50%, due 9/26/2033	204,532 (b)
EUR	334,000	2.05%, due 9/23/2036	248,856 (b)
		Serbia Treasury Bonds
RSD	16,660,000	4.50%, due 1/11/2026	150,749
RSD	9,970,000	5.88%, due 2/8/2028	92,849
RSD	5,360,000	4.50%, due 8/20/2032	44,028
			840,066
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
South Africa 4.8%
		Republic of South Africa Government Bonds
ZAR	3,800,590	8.00%, due 1/31/2030	$179,072
ZAR	4,527,127	7.00%, due 2/28/2031	192,931
ZAR	19,879,786	8.88%, due 2/28/2035	848,796
ZAR	37,335,335	6.25%, due 3/31/2036	1,246,941
ZAR	18,979,295	8.50%, due 1/31/2037	752,365
ZAR	33,860,198	9.00%, due 1/31/2040	1,342,085
ZAR	29,192,343	8.75%, due 1/31/2044	1,094,330
ZAR	16,466,783	8.75%, due 2/28/2048	614,182
		Republic of South Africa Government International Bonds
	$200,000	5.88%, due 4/20/2032	177,750
	273,000	5.65%, due 9/27/2047	192,984
	200,000	5.75%, due 9/30/2049	141,160
	400,000	7.30%, due 4/20/2052	337,496
			7,120,092
Sri Lanka 1.2%
LKR	63,000,000	Sri Lanka Government Bonds, 11.50%, due 12/15/2028	210,041
		Sri Lanka Government International Bonds
	510,000	6.85%, due 11/3/2025	289,786 (b)(i)
	200,000	6.20%, due 5/11/2027	113,033 (b)(i)
	564,000	6.75%, due 4/18/2028	318,860 (b)(i)
	203,000	7.85%, due 3/14/2029	114,008 (b)(i)
	830,000	7.55%, due 3/28/2030	464,032 (b)(i)
LKR	63,000,000	Sri Lanka Treasury Bills, 9.60%, due 9/20/2024	205,383 (j)
			1,715,143
Thailand 2.0%
		Thailand Government Bonds
THB	4,693,000	2.40%, due 3/17/2029	125,543
THB	3,800,000	4.88%, due 6/22/2029	113,675
THB	2,000,000	3.78%, due 6/25/2032	58,009
THB	12,462,000	3.35%, due 6/17/2033	351,569
THB	3,258,000	2.80%, due 6/17/2034	88,324
THB	5,000,000	1.60%, due 6/17/2035	118,979
THB	6,571,000	1.59%, due 12/17/2035	154,644
THB	7,350,000	3.40%, due 6/17/2036	206,489
THB	21,400,000	3.39%, due 6/17/2037	601,524
THB	10,116,000	3.30%, due 6/17/2038	280,575
THB	12,900,000	2.00%, due 6/17/2042	291,706
THB	17,836,000	3.45%, due 6/17/2043	491,918
THB	1,248,000	2.88%, due 6/17/2046	31,280
			2,914,235
Turkey 2.0%
	$300,000	Hazine Mustesarligi Varlik Kiralama AS, 8.51%, due 1/14/2029	315,420 (c)
		Turkiye Government Bonds
TRY	28,367,587	1.50%, due 6/18/2025	847,885 (k)
TRY	3,817,855	17.80%, due 7/13/2033	85,593
TRY	28,142,609	26.20%, due 10/5/2033	866,361
		Turkiye Government International Bonds
EUR	128,000	5.88%, due 5/21/2030	136,622
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Turkey – cont'd
	$300,000	9.13%, due 7/13/2030	$322,500
	475,000	7.63%, due 5/15/2034	468,944
			3,043,325
Uganda 0.2%
		Republic of Uganda Government Bonds
UGX	363,300,000	14.38%, due 2/3/2033	88,048
UGX	1,158,500,000	14.25%, due 6/22/2034	276,627
			364,675
Ukraine 0.4%
		Ukraine Government International Bonds
	$128,000	7.75%, due 9/1/2027	35,963 (b)
	470,000	6.88%, due 5/21/2031	116,912 (b)
	490,000	7.75%, due 8/1/2041	260,159 (b)(m)
	286,000	7.75%, due 8/1/2041	151,848 (c)(m)
			564,882
Uruguay 0.3%
		Uruguay Government International Bonds
UYU	12,000	8.50%, due 3/15/2028	306 (b)
UYU	5,332,501	8.25%, due 5/21/2031	131,974
UYU	10,374,823	9.75%, due 7/20/2033	281,547
			413,827
Uzbekistan 0.1%
	$200,000	Uzbekneftegaz JSC, 4.75%, due 11/16/2028	167,200 (c)
Venezuela 0.1%
	916,200	Venezuela Government International Bonds, 8.25%, due 10/13/2024	161,913 (b)(i)
Zambia 0.7%
ZMW	11,543,000	Zambia Government Bonds, 13.00%, due 1/25/2031	288,094
		Zambia Government International Bonds
	$410,000	5.38%, due 9/20/2022	269,985 (b)(i)
	400,000	8.50%, due 4/14/2024	293,500 (b)(i)
	210,000	8.97%, due 7/30/2027	153,460 (b)(i)
			1,005,039
Total Foreign Government Securities (Cost $100,356,404)			94,336,555
U.S. Treasury Obligations 1.5%
	2,337,600	U.S. Treasury Bills, 5.16%, due 10/10/2024 (Cost $2,283,292)	2,283,125 (j)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Number of Shares		Value

Short-Term Investments 4.8%
Investment Companies 4.8%
7,136,286	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25%(n) (Cost $7,136,286)	$7,136,286
Total Investments 98.8% (Cost $157,911,622)		147,508,438
Other Assets Less Liabilities 1.2%		1,835,373 (o)
Net Assets 100.0%		$149,343,811

(a)	Principal amount is stated in the currency in which the security is denominated.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $44,845,541, which represents 30.0% of net assets of the
Fund.

(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $16,961,322, which represents 11.4% of net assets of the Fund.

(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)	Payment-in-kind (PIK) security.
(g)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2024.

(h)	Represents less than 0.05% of net assets of the Fund.
(i)	Defaulted security.
(j)	Rate shown was the discount rate at the date of purchase.
(k)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(l)	All or a portion of this security was purchased on a delayed delivery basis.
(m)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
(n)	Represents 7-day effective yield as of April 30, 2024.
(o)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2024.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$93,340,018	62.5%
Oil & Gas	8,686,513	5.8%
Banks	8,153,636	5.5%
Electric	3,165,002	2.1%
Multi-National	2,728,677	1.8%
Mining	2,301,610	1.6%
U.S. Treasury Obligations	2,283,125	1.5%
Telecommunications	1,971,865	1.3%
Pipelines	1,639,268	1.1%
Chemicals	1,347,380	0.9%
Food	1,173,601	0.8%
Lodging	1,084,426	0.7%
Insurance	1,082,019	0.7%
Commercial Services	1,026,836	0.7%
Diversified Financial Services	922,713	0.6%
Forest Products & Paper	801,157	0.5%
Iron - Steel	740,589	0.5%
Building Materials	626,072	0.4%
Internet	615,928	0.4%
Semiconductors	606,046	0.4%
Transportation	603,837	0.4%
Energy - Alternate Sources	561,258	0.4%
Entertainment	555,441	0.4%
Real Estate	509,235	0.4%
Retail	485,026	0.3%
Media	465,433	0.3%
Real Estate Investment Trusts	385,093	0.3%
Engineering & Construction	376,300	0.3%
Investment Companies	376,168	0.3%
Pharmaceuticals	318,624	0.2%
Water	209,289	0.2%
Beverages	205,393	0.1%
Holding Companies - Diversified	199,658	0.1%
Gas	188,669	0.1%
Computers	172,431	0.1%
Packaging & Containers	164,283	0.1%
Oil & Gas Services	155,359	0.1%
Healthcare - Services	144,174	0.1%
Short-Term Investments and Other Assets—Net	8,971,659	6.0%
	$149,343,811	100.0%

*	Foreign Governments do not constitute an industry.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2024, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	30	Euro-Bobl	$3,727,625	$(41,345)
6/2024	74	Korea Bond, 3 Year	5,572,086	(45,866)
6/2024	10	U.S. Treasury Long Bond	1,138,125	(42,517)
6/2024	11	U.S. Treasury Note, 10 Year	1,181,813	(28,299)
6/2024	12	U.S. Treasury Note, 2 Year	2,431,875	(23,924)
6/2024	45	U.S. Treasury Note, 5 Year	4,713,398	(86,875)
6/2024	7	U.S. Treasury Ultra Bond	836,938	(44,364)
Total Long Positions			$19,601,860	$(313,190)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	4	Euro-Bobl	$(497,017)	$5,630
6/2024	35	Euro-Bund	(4,858,751)	82,122
6/2024	6	Euro-Buxl Bond, 30 Year	(825,501)	24,900
6/2024	1	Euro-Schatz	(112,173)	607
6/2024	1	U.S. Treasury Long Bond	(113,813)	4,498
6/2024	32	U.S. Treasury Note, 10 Year	(3,438,000)	60,627
6/2024	26	U.S. Treasury Note, 5 Year	(2,723,297)	59,312
6/2024	4	U.S. Treasury Ultra Bond	(478,250)	32,593
Total Short Positions			$(13,046,802)	$270,289
Total Futures				$(42,901)
At April 30, 2024, the Fund had $802,058 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had futures outstanding was $20,093,298 for long positions and $(11,614,980) for short positions.
Forward foreign currency contracts ("forward FX contracts")
At April 30, 2024, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
HUF	218,613,506	EUR	552,327	CITI	5/13/2024	$6,015
PLN	3,246,774	EUR	746,023	CITI	6/20/2024	2,247
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	1,927,465	USD	366,139	MS	6/3/2024	$4,082
BRL	2,083,883	USD	398,105	JPM	6/4/2024	2,115
USD	397,566	BRL	2,055,606	GSI	5/6/2024	1,839
USD	809,471	BRL	4,132,198	GSI	6/3/2024	15,772
USD	202,281	BRL	1,048,362	JPM	6/4/2024	938
CLP	669,216,202	USD	689,777	GSI	5/16/2024	7,147
CLP	79,105,343	USD	82,083	SCB	5/16/2024	298
USD	419,107	CLP	398,243,974	GSI	5/16/2024	4,374
USD	99,722	CLP	94,733,345	SCB	5/16/2024	1,067
CNH	2,770,483	USD	382,666	SCB	6/20/2024	84
CNH	583,871	USD	80,609	SCB	6/20/2024	54
CNH	2,063,683	USD	285,214	CITI	7/19/2024	347
USD	795,914	CNH	5,701,270	BNP	5/9/2024	9,859
USD	27,691	CNH	200,826	MS	5/9/2024	3
USD	822,670	CNH	5,952,341	BNP	6/20/2024	338
USD	41,908	CNH	302,953	BNP	6/20/2024	54
USD	369,244	CNH	2,640,653	CITI	6/20/2024	4,431
USD	314,416	CNH	2,250,653	CITI	6/20/2024	3,482
USD	105,952	CNH	759,033	HSBC	6/20/2024	1,090
USD	139,878	CNH	998,361	JPM	6/20/2024	1,951
COP	435,854,035	USD	109,700	BCB	5/2/2024	1,402
COP	6,201,547,329	USD	1,575,957	CITI	5/2/2024	4,861
COP	359,447,175	USD	90,382	CITI	5/2/2024	1,244
COP	436,180,956	USD	109,987	CITI	5/2/2024	1,198
USD	112,524	COP	435,854,035	BCB	5/2/2024	1,422
USD	1,601,044	COP	6,201,547,329	CITI	5/2/2024	20,226
USD	112,608	COP	436,180,956	CITI	5/2/2024	1,423
USD	92,798	COP	359,447,175	CITI	5/2/2024	1,172
CZK	13,693,158	EUR	539,257	CITI	6/20/2024	4,458
CZK	13,356,738	EUR	524,518	JPM	6/20/2024	5,943
CZK	6,116,366	EUR	241,039	JPM	6/20/2024	1,812
EUR	378,784	PLN	1,632,951	BNP	6/20/2024	2,693
EUR	160,061	PLN	694,295	BNP	6/20/2024	86
EUR	1,486,193	PLN	6,365,214	GSI	6/20/2024	20,868
EUR	154,549	PLN	668,793	JPM	6/20/2024	476
EUR	182,687	RON	913,049	BNP	7/18/2024	8
EUR	373,786	USD	397,122	CITI	5/3/2024	1,783
EUR	184,009	USD	195,919	CITI	5/3/2024	455
EUR	736,025	USD	783,623	JPM	5/3/2024	1,864
EUR	261,726	USD	278,747	JPM	5/3/2024	567
USD	8,424,577	EUR	7,835,263	SCB	5/2/2024	62,780
USD	473,594	EUR	439,422	CITI	5/3/2024	4,643
USD	566,415	EUR	526,619	CITI	5/3/2024	4,407
USD	163,108	EUR	149,932	CITI	5/3/2024	3,100
USD	176,974	EUR	165,767	CITI	5/3/2024	67
USD	157,502	EUR	147,539	CITI	5/3/2024	48
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	163,614	EUR	150,587	GSI	5/3/2024	$2,908
USD	551,765	EUR	516,386	GSI	5/3/2024	678
USD	1,617,197	EUR	1,504,463	JPM	5/3/2024	11,633
USD	1,294,384	EUR	1,210,990	JPM	5/3/2024	2,015
USD	162,592	EUR	150,587	JPM	5/3/2024	1,885
USD	725,764	EUR	679,397	JPM	5/3/2024	711
USD	2,356,606	EUR	2,175,677	SCB	6/3/2024	31,857
USD	7,831,881	EUR	7,309,390	SCB	6/4/2024	21,323
USD	222,365	EUR	207,258	BNP	6/5/2024	886
USD	156,717	EUR	146,377	BNP	6/5/2024	296
HUF	149,791,987	EUR	373,580	CITI	5/13/2024	9,320
HUF	218,613,506	EUR	552,327	CITI	5/13/2024	6,112
HUF	59,048,517	EUR	146,865	JPM	5/13/2024	4,103
USD	453,231	IDR	7,229,742,231	BNP	6/20/2024	9,229
USD	1,026,007	IDR	16,225,270,719	GSI	6/20/2024	29,558
USD	1,410,637	IDR	22,360,010,530	JPM	6/20/2024	37,434
USD	154,050	IDR	2,405,174,500	JPM	6/20/2024	6,340
INR	31,905,023	USD	382,375	CITI	5/2/2024	14
USD	382,825	INR	31,905,023	CITI	5/2/2024	437
USD	1,309,482	INR	108,922,673	GSI	6/20/2024	7,028
USD	422,619	INR	35,303,507	JPM	6/26/2024	570
MXN	13,572,888	USD	784,266	JPM	5/6/2024	7,669
MXN	13,572,888	USD	785,175	MS	5/6/2024	6,760
USD	812,332	MXN	13,572,888	BNP	5/6/2024	20,397
USD	812,304	MXN	13,572,888	JPM	5/6/2024	20,369
USD	196,628	MXN	3,376,912	BNP	6/20/2024	1,003
USD	402,178	MXN	6,760,517	GSI	6/20/2024	10,540
USD	305,034	MXN	5,242,331	JPM	6/20/2024	1,345
USD	164,409	MYR	772,902	HSBC	6/20/2024	2,703
USD	117,213	MYR	550,606	HSBC	6/20/2024	2,016
USD	123,077	MYR	579,325	HSBC	6/20/2024	1,872
USD	8,821	MYR	41,615	HSBC	6/20/2024	114
USD	480,606	MYR	2,265,097	JPM	6/20/2024	6,706
NGN	188,153,466	USD	110,679	SCB	2/10/2025	12,421
USD	418,213	NGN	505,201,750	CITI	7/26/2024	60,030
USD	196,177	NGN	252,675,886	JPM	2/10/2025	30,863
USD	706,947	PEN	2,602,412	CITI	7/12/2024	16,216
USD	563,275	PHP	31,459,090	BNP	6/20/2024	19,166
PLN	3,246,774	EUR	746,023	CITI	6/20/2024	5,500
USD	400,000	THB	14,748,271	JPM	5/7/2024	1,919
USD	486,420	THB	17,834,578	CITI	5/20/2024	4,546
USD	802,219	THB	28,587,782	HSBC	6/20/2024	27,914
USD	405,972	THB	14,555,474	JPM	6/25/2024	11,579
USD	394,800	THB	14,392,515	HSBC	7/11/2024	4,324
USD	446,764	THB	16,169,877	BNP	7/18/2024	7,821
USD	784,411	THB	28,799,319	SCB	7/19/2024	2,569
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
TRY	10,218,506	USD	217,605	GSI	3/24/2025	$8,913
TRY	10,218,312	USD	219,654	GSI	3/24/2025	6,860
USD	404,724	TWD	12,811,998	DB	6/25/2024	11,755
USD	405,679	TWD	12,841,377	JPM	6/25/2024	11,808
USD	629,544	ZAR	11,845,166	CITI	6/20/2024	2,628
USD	420,122	ZAR	7,902,818	CITI	6/20/2024	1,858
USD	238,600	ZAR	4,493,234	CITI	6/20/2024	791
USD	76,807	ZAR	1,445,040	CITI	6/20/2024	327
ZAR	7,468,794	USD	390,810	GSI	6/20/2024	4,483
ZAR	15,381,537	USD	796,779	MS	6/20/2024	17,304
Total unrealized appreciation						$754,019
BRL	4,111,211	USD	811,923	JPM	5/6/2024	(20,469)
BRL	33,055,222	USD	6,604,110	GSI	6/3/2024	(254,968)
BRL	2,139,199	USD	417,336	GSI	6/4/2024	(6,493)
BRL	3,945,382	USD	759,355	MS	6/4/2024	(1,626)
USD	390,642	BRL	2,055,605	JPM	5/6/2024	(5,085)
USD	248,971	BRL	1,305,975	BNP	6/3/2024	(1,876)
USD	386,963	BRL	2,032,026	BNP	6/3/2024	(3,343)
CNH	5,902,096	USD	815,873	JPM	5/9/2024	(2,129)
CNH	9,112,855	USD	1,272,718	CITI	6/20/2024	(13,752)
CNH	6,778,688	USD	937,035	HSBC	6/20/2024	(541)
CNH	200,826	USD	27,749	MS	6/20/2024	(5)
CNH	1,479,816	USD	204,522	SCB	6/20/2024	(81)
USD	783,070	CNH	5,661,069	GSI	7/19/2024	(276)
USD	604,274	CNH	4,340,464	SSB	5/20/2024	(6,263)
COP	808,593,434	USD	208,753	JPM	5/2/2024	(2,637)
COP	6,624,436,061	USD	1,710,220	MS	5/2/2024	(21,606)
COP	2,006,053,753	USD	517,424	CITI	5/16/2024	(7,155)
COP	1,659,993,259	USD	437,287	JPM	5/16/2024	(15,043)
USD	199,967	COP	808,593,434	JPM	5/2/2024	(6,149)
USD	1,665,398	COP	6,624,436,061	MS	5/2/2024	(23,217)
USD	1,343,421	COP	5,292,848,693	GSI	5/16/2024	(2,893)
USD	99,718	COP	402,086,045	BNP	8/2/2024	(1,346)
USD	1,551,473	COP	6,201,547,329	CITI	8/2/2024	(7,277)
EUR	375,404	CZK	9,495,581	CITI	6/20/2024	(1,537)
EUR	753,951	CZK	19,089,041	CITI	6/20/2024	(3,867)
EUR	377,396	HUF	149,646,496	CITI	5/13/2024	(4,849)
EUR	1,169,772	HUF	464,625,070	CITI	5/13/2024	(17,163)
EUR	753,634	HUF	299,290,823	HSBC	5/13/2024	(10,928)
EUR	135,673	HUF	53,947,583	JPM	5/13/2024	(2,152)
EUR	371,052	HUF	147,186,884	JPM	5/13/2024	(4,921)
EUR	73,790	PLN	320,288	CITI	6/20/2024	(12)
EUR	289,346	RON	1,446,607	CITI	7/18/2024	(91)
EUR	676,137	RON	3,380,272	JPM	7/18/2024	(187)
EUR	525,873	USD	563,562	BCB	5/2/2024	(2,350)
EUR	7,309,390	USD	7,821,623	SCB	5/2/2024	(21,038)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
EUR	300,574	USD	321,125	CITI	5/3/2024	$(352)
EUR	178,090	USD	191,939	CITI	5/3/2024	(1,882)
EUR	187,827	USD	203,267	CITI	5/3/2024	(2,817)
EUR	526,324	USD	565,078	CITI	5/3/2024	(3,385)
EUR	375,655	USD	407,214	CITI	5/3/2024	(6,315)
EUR	2,927,249	USD	3,171,873	CITI	5/3/2024	(47,911)
EUR	150,184	USD	162,584	GSI	5/3/2024	(2,307)
EUR	1,210,990	USD	1,296,083	JPM	6/5/2024	(2,003)
USD	176,158	EUR	165,671	CITI	5/3/2024	(646)
USD	117,704	EUR	110,449	JPM	5/3/2024	(168)
USD	301,875	EUR	283,639	JPM	5/3/2024	(825)
IDR	1,546,885,733	USD	97,249	BNP	6/20/2024	(2,250)
IDR	11,729,139,145	USD	723,019	BNP	6/20/2024	(2,693)
IDR	19,245,300,154	USD	1,185,055	GSI	6/20/2024	(3,137)
IDR	2,597,670,309	USD	159,680	JPM	6/20/2024	(148)
IDR	3,507,642,722	USD	225,427	JPM	6/20/2024	(10,011)
INR	31,905,023	USD	382,614	JPM	5/2/2024	(226)
INR	66,429,944	USD	797,603	GSI	5/9/2024	(1,989)
INR	65,734,401	USD	786,805	CITI	6/3/2024	(273)
INR	68,500,055	USD	824,765	GSI	6/20/2024	(5,669)
INR	33,785,068	USD	405,270	SCB	6/26/2024	(1,374)
INR	34,525,926	USD	413,687	GSI	7/12/2024	(1,184)
INR	31,905,023	USD	381,652	CITI	7/25/2024	(651)
USD	382,375	INR	31,905,023	JPM	5/2/2024	(14)
KRW	920,716,852	USD	693,045	GSI	6/20/2024	(27,182)
KRW	523,643,266	USD	399,685	JPM	6/20/2024	(20,986)
USD	1,110,516	KRW	1,542,561,011	JPM	6/20/2024	(5,065)
MXN	21,705,604	USD	1,272,412	BCB	6/20/2024	(15,004)
MXN	6,018,043	USD	358,609	BNP	6/20/2024	(9,983)
MXN	2,490,316	USD	147,103	CITI	6/20/2024	(2,839)
MXN	8,172,731	USD	482,764	CITI	6/20/2024	(9,317)
MXN	1,455,254	USD	84,402	GSI	6/20/2024	(99)
MXN	14,942,463	USD	868,359	JPM	6/20/2024	(2,740)
MXN	25,526,227	USD	1,494,836	MS	6/20/2024	(16,098)
USD	131,910	MXN	2,295,964	BNP	6/20/2024	(1,096)
MYR	497,239	USD	104,153	HSBC	6/20/2024	(122)
MYR	572,166	USD	119,843	JPM	6/20/2024	(135)
MYR	395,904	USD	83,593	JPM	6/20/2024	(762)
MYR	1,113,722	USD	233,362	SCB	6/20/2024	(351)
MYR	2,797,403	USD	600,310	SCB	6/20/2024	(15,041)
NGN	236,229,535	USD	190,508	CITI	7/26/2024	(23,023)
NGN	265,532,544	USD	212,937	CITI	7/26/2024	(24,677)
NGN	318,983,143	USD	211,247	JPM	2/10/2025	(2,552)
PLN	8,545,671	EUR	1,987,145	BCB	6/20/2024	(19,296)
PLN	3,218,682	EUR	746,884	CITI	6/20/2024	(5,596)
PLN	2,502,731	EUR	577,575	GSI	6/20/2024	(955)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
PLN	742,846	EUR	172,451	JPM	6/20/2024	$(1,372)
RON	8,460,830	EUR	1,694,395	JPM	7/18/2024	(1,698)
THB	29,496,542	USD	806,084	JPM	5/7/2024	(9,923)
THB	14,351,721	USD	391,098	CITI	5/20/2024	(3,327)
THB	14,463,727	USD	393,914	GSI	5/20/2024	(3,117)
THB	91,436	USD	2,526	BNP	6/20/2024	(49)
THB	3,483,021	USD	96,205	BNP	6/20/2024	(1,867)
THB	8,634,638	USD	234,726	GSI	6/20/2024	(856)
THB	5,834,960	USD	158,943	GSI	6/20/2024	(902)
THB	2,959,765	USD	81,123	GSI	6/20/2024	(957)
THB	14,391,121	USD	392,449	GSI	6/20/2024	(2,664)
THB	19,691,516	USD	553,366	GSI	6/20/2024	(20,018)
THB	19,691,515	USD	554,503	GSI	6/20/2024	(21,156)
THB	26,255,354	USD	737,044	GSI	6/20/2024	(25,914)
THB	28,130,737	USD	789,597	GSI	6/20/2024	(27,672)
THB	40,249,365	USD	1,125,557	SCB	6/20/2024	(35,397)
USD	397,447	THB	14,748,271	CITI	5/7/2024	(633)
TRY	12,661,062	USD	301,813	GSI	1/9/2025	(2,570)
TWD	12,785,894	USD	397,028	BNP	6/25/2024	(4,859)
TWD	12,785,398	USD	396,760	SCB	6/25/2024	(4,606)
USD	116,851	ZAR	2,209,643	BNP	6/20/2024	(96)
USD	107,236	ZAR	2,052,172	BNP	6/20/2024	(1,377)
USD	202,406	ZAR	3,859,093	CITI	6/20/2024	(1,840)
USD	361,172	ZAR	6,857,737	GSI	6/20/2024	(1,780)
USD	370,794	ZAR	7,070,910	MS	6/20/2024	(3,440)
ZAR	7,823,797	USD	419,136	BCB	6/20/2024	(5,054)
ZAR	4,844,334	USD	256,965	CITI	6/20/2024	(574)
ZAR	10,500,603	USD	556,734	CITI	6/20/2024	(980)
ZAR	7,540,867	USD	404,021	GSI	6/20/2024	(4,913)
Total unrealized depreciation						$(964,085)
Total net unrealized depreciation						$(210,066)
For the six months ended April 30, 2024, the average notional value for the months where the Fund had forward FX contracts outstanding was $137,422,603.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Credit default swap contracts ("credit default swaps")
At April 30, 2024, the Fund had outstanding credit default swaps as follows:
Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX Emerging Markets Index, Ser. 41 V.1	USD	4,750,286	1.00%	3M	6/20/2029	$154,422	$5,093	$(5,542)	$153,973

For the six months ended April 30, 2024, the average notional value for the months where the Fund had credit default swaps outstanding was $3,068,915 for buy protection.
Interest rate swap contracts ("interest rate swaps")
At April 30, 2024, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	947,033	Pay	1D CETIP	6.23%	—	T/T	1/4/2027	$(26,312)	$(23,421)	$(49,733)
CME	BRL	738,928	Pay	1D CETIP	11.33%	—	T/T	1/4/2027	1,633	(3,892)	(2,259)
CME	BRL	5,316,025	Pay	1D CETIP	12.67%	—	T/T	1/4/2027	52,273	719	52,992
LCH	BRL	4,796,573	Pay	1D CETIP	10.59%	—	T/T	1/2/2026	(220)	(3,432)	(3,652)
LCH	BRL	2,836,685	Pay	1D CETIP	9.69%	—	T/T	1/4/2027	(16,913)	(2,376)	(19,289)
LCH	BRL	2,679,778	Pay	1D CETIP	10.17%	—	T/T	1/4/2027	(10,191)	(5,494)	(15,685)
LCH	BRL	3,999,366	Pay	1D CETIP	10.93%	—	T/T	1/4/2027	377	70	447
LCH	BRL	2,233,898	Pay	1D CETIP	10.29%	—	T/T	1/2/2029	(20,105)	(219)	(20,324)
LCH	BRL	2,047,654	Pay	1D CETIP	10.43%	—	T/T	1/2/2031	(29,664)	(5,405)	(35,069)
LCH	BRL	2,027,256	Pay	1D CETIP	10.49%	—	T/T	1/2/2031	(26,441)	(1,203)	(27,644)
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	28,895	3,989	32,884
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(28,959)	(1,370)	(30,329)
LCH	CLP	1,055,405,203	Pay	1D CLICP	5.36%	5/02/2024	6M/6M	5/2/2027	1,942	—	1,942
LCH	CLP	463,419,109	Receive	1D CLICP	6.12%	—	6M/6M	10/24/2033	(28,293)	523	(27,770)
LCH	CNY	6,100,000	Pay	7D CNRR007	2.30%	—	3M/3M	8/29/2028	7,109	289	7,398
CME	COP	692,526,304	Receive	1D IBRCOL	10.28%	—	3M/3M	6/2/2025	(1,276)	392	(884)
CME	COP	3,416,364,119	Receive	1D IBRCOL	10.27%	—	3M/3M	6/5/2025	(6,291)	1,904	(4,387)
CME	COP	547,071,621	Receive	1D IBRCOL	6.40%	—	3M/3M	1/6/2027	7,212	448	7,660
CME	COP	82,908,573	Receive	1D IBRCOL	6.45%	—	3M/3M	1/7/2027	1,066	67	1,133
CME	COP	2,364,126,444	Receive	1D IBRCOL	7.14%	—	3M/3M	1/31/2027	20,715	71	20,786
CME	COP	911,746,001	Receive	1D IBRCOL	9.02%	—	3M/3M	8/11/2032	(8,366)	1,403	(6,963)
LCH	COP	7,542,164,964	Pay	1D IBRCOL	7.35%	—	3M/3M	2/5/2027	(57,446)	(20,306)	(77,752)
LCH	CZK	10,033,098	Pay	6M PRIBOR	3.72%	—	1Y/6M	1/10/2029	(9,187)	(3,482)	(12,669)
LCH	CZK	12,444,024	Pay	6M PRIBOR	3.63%	—	1Y/6M	1/19/2029	(13,510)	(3,973)	(17,483)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	CZK	21,695,219	Pay	6M PRIBOR	3.50%	—	1Y/6M	2/8/2029	$(29,087)	$(5,444)	$(34,531)
LCH	CZK	8,947,395	Pay	6M PRIBOR	3.36%	—	1Y/6M	2/15/2029	(14,357)	(1,936)	(16,293)
LCH	CZK	10,270,810	Pay	6M PRIBOR	3.36%	—	1Y/6M	2/28/2029	(16,149)	(1,757)	(17,906)
LCH	CZK	14,813,712	Pay	6M PRIBOR	3.32%	—	1Y/6M	3/18/2029	(24,479)	(1,723)	(26,202)
LCH	CZK	23,107,934	Pay	6M PRIBOR	4.07%	—	1Y/6M	4/22/2029	(4,511)	(272)	(4,783)
LCH	HUF	24,228,532	Pay	6M BUBOR	6.18%	—	1Y/6M	3/21/2029	(2,102)	(125)	(2,227)
LCH	INR	80,469,939	Receive	1D MIBOR	6.21%	—	6M/6M	12/19/2028	14,863	2,397	17,260
CME	MXN	15,558,987	Pay	28D TIIE	8.58%	—	28D/28D	2/3/2028	(37,839)	(1,818)	(39,657)
LCH	MXN	19,274,407	Pay	28D TIIE	9.26%	—	28D/28D	2/10/2027	(24,702)	(1,303)	(26,005)
LCH	MXN	8,321,392	Pay	28D TIIE	8.91%	—	28D/28D	8/17/2028	(15,474)	(853)	(16,327)
LCH	MXN	5,238,072	Pay	28D TIIE	8.71%	—	28D/28D	2/26/2029	(12,172)	(43)	(12,215)
LCH	MXN	32,003,929	Pay	28D TIIE	8.77%	—	28D/28D	3/9/2029	(70,131)	(2,445)	(72,576)
LCH	MXN	4,500,000	Pay	28D TIIE	8.87%	—	28D/28D	3/14/2029	(8,830)	(243)	(9,073)
LCH	MXN	8,870,529	Receive	28D TIIE	9.77%	—	28D/28D	10/8/2038	(7,583)	405	(7,178)
LCH	PLN	4,100,288	Pay	6M WIBOR	5.36%	—	1Y/6M	4/19/2029	3,736	(174)	3,562
Total									$(410,769)	$(80,032)	$(490,801)

(a)	Forward swap. Effective date, if any, reflects the date interest accruals will commence.
At April 30, 2024, the Fund had $960,274 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
Over-the-counter interest rate swaps
Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	$(40,929)	$(2,106)	$(43,035)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	(36,257)	(373)	(36,630)
GSI	MYR	5,055,987	Pay	3M KLIBOR	3.50%	3M/3M	12/20/2025	(3,095)	(82)	(3,177)
Total								$(80,281)	$(2,561)	$(82,842)
For the six months ended April 30, 2024, the average notional value for the months where the Fund had interest rate swaps outstanding was $6,644,225 when the Fund paid the fixed rate and $20,373,272 when the Fund received the fixed rate.
At April 30, 2024, the Fund had cash collateral of $250,000 deposited in a segregated account for Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds#	$—	$43,752,472	$—	$43,752,472
Foreign Government Securities#	—	94,336,555	—	94,336,555
U.S. Treasury Obligations	—	2,283,125	—	2,283,125
Short-Term Investments	—	7,136,286	—	7,136,286
Total Investments	$—	$147,508,438	$—	$147,508,438

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$270,289	$—	$—	$270,289
Liabilities	(313,190)	—	—	(313,190)
Forward FX Contracts@
Assets	—	754,019	—	754,019
Liabilities	—	(964,085)	—	(964,085)
Swaps
Assets	—	300,037	—	300,037
Liabilities	—	(719,707)	—	(719,707)
Total	$(42,901)	$(629,736)	$—	$(672,637)

@	Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
Mortgage-Backed Securities 0.2%
Commercial Mortgage-Backed 0.2%
$1,031,052	Med Trust, Series 2021-MDLN, Class F, (1 mo. USD Term SOFR + 4.11%), 9.44%, due 11/15/2038 (Cost $994,965)	$1,028,474 (a)(b)
Asset-Backed Securities 0.8%
1,000,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.46%), 12.79%, due 10/15/2034	1,000,024 (a)(b)
500,000	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD Term SOFR + 6.91%), 12.24%, due 10/15/2030	496,759 (a)(b)
1,400,000	Palmer Square Loan Funding Ltd., Series 2022-1A, Class D, (3 mo. USD Term SOFR + 5.00%), 10.33%, due 4/15/2030	1,369,221 (a)(b)
800,000	Stratus CLO Ltd., Series 2021-3A, Class F, (3 mo. USD Term SOFR + 7.96%), 13.29%, due 12/29/2029	802,652 (a)(b)
Total Asset-Backed Securities (Cost $3,668,315)		3,668,656

Corporate Bonds 3.6%
Airlines 0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
333,333	5.50%, due 4/20/2026	329,466 (a)
319,990	5.50%, due 4/20/2026	316,278 (c)
645,744
Chemicals 0.5%
400,000	SCIH Salt Holdings, Inc., 4.88%, due 5/1/2028	371,915 (a)
1,305,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,252,503 (a)
690,000	WR Grace Holdings LLC, 4.88%, due 6/15/2027	654,897 (a)
2,279,315
Commercial Services 0.5%
700,000	Garda World Security Corp., 4.63%, due 2/15/2027	665,728 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,170,000	3.38%, due 8/31/2027	1,065,583 (a)
510,000	3.38%, due 8/31/2027	464,485 (c)
2,195,796
Entertainment 0.1%
490,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	465,815 (a)
Environmental Control 0.1%
720,000	Madison IAQ LLC, 4.13%, due 6/30/2028	667,908 (a)
Forest Products & Paper 0.1%
545,000	Ahlstrom Holding 3 Oyj, 4.88%, due 2/4/2028	498,838 (a)
Healthcare - Services 0.4%
700,000	Legacy LifePoint Health LLC, 4.38%, due 2/15/2027	655,558 (a)
1,000,000	Team Health Holdings, Inc., 9.00% Cash/4.50% PIK, due 6/30/2028	1,107,500 (a)(d)
1,763,058
Leisure Time 0.2%
700,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	683,809 (a)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Machinery - Diversified 0.2%
$870,000	TK Elevator U.S. Newco, Inc., 5.25%, due 7/15/2027	$832,214 (a)
Media 0.1%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	256,492 (a)
289,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	170,697 (a)
		427,189
Packaging & Containers 0.2%
780,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	766,542 (a)
Pharmaceuticals 0.1%
245,000	Bausch Health Cos., Inc., 5.50%, due 11/1/2025	228,205 (a)
Pipelines 0.1%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	621,340
Software 0.1%
505,175	Rackspace Finance LLC, 3.50%, due 5/15/2028	239,908 (a)
Telecommunications 0.8%
830,000	Altice France SA, 5.50%, due 1/15/2028	560,748 (a)
680,000	Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, due 10/1/2026	658,572 (a)
580,000	Consolidated Communications, Inc., 5.00%, due 10/1/2028	481,469 (a)
	Iliad Holding SASU
1,640,000	6.50%, due 10/15/2026	1,631,970 (a)
230,000	7.00%, due 10/15/2028	224,866 (a)
		3,557,625
Total Corporate Bonds (Cost $16,818,679)		15,873,306

Loan Assignments(b) 88.8%
Aerospace & Defense 2.2%
2,226,562	Brown Group Holding LLC, Term Loan B2, (1 mo. USD Term SOFR + 3.00%, 3 mo. USD Term SOFR + 3.00%), 8.32% – 8.34%, due 7/2/2029	2,227,965 (e)
1,251,069	Cobham Ultra SeniorCo SARL, Term Loan B, (6 mo. USD Term SOFR + 3.50%), 9.01%, due 8/3/2029	1,226,047
	Peraton Corp.
2,103,272	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/1/2028	2,102,894
1,099,174	Second Lien Term Loan B1, (3 mo. USD Term SOFR + 7.75%), 13.18%, due 2/1/2029	1,103,988
1,599,750	Propulsion (BC) Finco SARL, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.06%, due 9/14/2029	1,606,085
1,516,200	TransDigm, Inc., Term Loan J, (1 mo. USD Term SOFR + 3.25%), 8.56%, due 2/28/2031	1,524,433
		9,791,412
Air Transport 0.2%
865,412	American Airlines, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.34%, due 4/20/2028	899,215
Auto Parts & Equipment 0.5%
1,481,250	BBB Industries LLC, Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.67%, due 7/25/2029	1,411,424
852,863	Dealer Tire Financial LLC, Term Loan B3, (1 mo. USD Term SOFR + 3.75%), 9.07% – 9.07%, due 12/14/2027	857,127 (e)(f)
		2,268,551
Automotive 1.2%
1,167,397	American Trailer World Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 3/3/2028	1,144,785
	First Brands Group LLC
1,378,039	Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.59%, due 3/30/2027	1,313,961
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Automotive – cont'd
$898,663	Second Lien Term Loan, (3 mo. USD Term SOFR + 8.50%), 14.14%, due 3/30/2028	$849,236 (f)
1,820,000	Wand NewCo 3, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 1/30/2031	1,829,610
		5,137,592
Building & Development 3.3%
1,087,275	Beacon Roofing Supply, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 5/19/2028	1,089,906
2,016,614	Cornerstone Building Brands, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 4/12/2028	1,971,240
1,745,625	Cushman & Wakefield U.S. Borrower LLC, Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 1/31/2030	1,749,989 (f)
1,537,285	GYP Holdings III Corp., Term Loan, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 5/12/2030	1,538,253
1,755,000	MI Windows & Doors LLC, Term Loan B2, (1 mo. USD Term SOFR), due 3/28/2031	1,762,319 (g)(h)
	SRS Distribution, Inc.
1,480,913	Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 6/2/2028	1,490,139
659,202	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 6/2/2028	663,849
	Tecta America Corp.
511,367	Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.43%, due 4/10/2028	512,645
855,700	Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.68%, due 4/10/2028	857,839
1,661,811	White Cap Buyer LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 10/19/2027	1,666,797
1,198,396	Wilsonart LLC, Term Loan E, (3 mo. USD Term SOFR + 3.25%), 8.65%, due 12/31/2026	1,200,421
		14,503,397
Building Materials 1.7%
	Chamberlain Group, Inc.
1,843,570	Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 11/3/2028	1,840,436
455,000	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 11/3/2028	455,651
1,128,989	Emrld Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 5/31/2030	1,132,319
1,707,815	Oscar AcquisitionCo LLC, Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.90%, due 4/29/2029	1,714,492
1,535,248	Solis IV BV, Term Loan B1, (3 mo. USD Term SOFR + 3.50%), 8.82%, due 2/26/2029	1,522,644
855,313	Vector WP Holdco, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.00%), 10.43%, due 10/12/2028	854,243 (f)
		7,519,785
Business Equipment & Services 6.6%
2,215,605	Allied Universal Holdco LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 5/12/2028	2,216,026 (g)(h)
933,513	Anticimex International AB, Term Loan B1, (3 mo. USD Term SOFR + 3.15%), 8.46%, due 11/16/2028	934,483
	AppLovin Corp.
1,239,234	Term Loan, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 10/25/2028	1,240,163
970,125	Term Loan, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 8/16/2030	969,320
1,054,725	BrightView Landscapes LLC, Term Loan B, (3 mo. USD Term SOFR + 3.00%), 8.33%, due 4/20/2029	1,055,716
1,000,000	Brock Holdings III, Inc., Term Loan B, (1 mo. USD Term SOFR), due 4/26/2030	997,500 (f)(g)(h)
1,575,000	Cast & Crew Payroll LLC, First Lien Term Loan, (1 mo. USD Term SOFR + 3.75%), due 12/29/2028	1,574,811 (g)(h)
	Constant Contact, Inc.
655,477	Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.56%, due 2/10/2028	637,688
250,000	Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.57%, due 2/10/2028	240,783
475,000	ConvergeOne Holdings, Inc., Second Lien Term Loan, (3 mo. USD Term LIBOR + 7.50%), 16.00%, due 1/4/2027	13,457 (i)
54,823	Cyxtera DC Holdings, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.00%), 10.50%, due 1/16/2025	54,823 (f)(i)
	Deerfield Dakota Holding LLC
1,154,548	Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.06%, due 4/9/2027	1,152,528 (g)(h)
475,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.32%, due 4/7/2028	473,960
	Element Materials Technology Group U.S. Holdings, Inc.
433,461	Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.66%, due 7/6/2029	434,544
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Business Equipment & Services – cont'd
$939,165	Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.66%, due 7/6/2029	$941,513
1,622,760	Endure Digital, Inc., Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 2/10/2028	1,565,964 (g)(h)
658,325	Garda World Security Corp., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.58%, due 2/1/2029	660,385 (g)(h)
1,571,063	Genesys Cloud Services Holdings II LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 12/1/2027	1,578,918
1,451,269	ION Trading Finance Ltd., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.15%, due 4/1/2028	1,450,964
1,366,575	Iron Mountain, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 1/31/2031	1,361,450
1,366,496	Legence Holdings LLC, Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 12/16/2027	1,367,179
	Loire Finco Luxembourg SARL
573,074	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 4/21/2027	560,180
572,541	Term Loan B2, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 4/21/2027	559,121
1,121,198	MX Holdings U.S., Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.18%, due 7/31/2028	1,123,070
1,346,625	Nuvei Technologies Corp., Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.42%, due 12/19/2030	1,347,352
1,899,099	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 3.50%), 9.07%, due 11/30/2027	1,904,436
1,223,244	Tempo Acquisition LLC, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 8/31/2028	1,226,302
1,395,000	Veritiv Corp., Term Loan B, (3 mo. USD Term SOFR + 5.00%), 10.31%, due 11/30/2030	1,394,303
625,603	Vertiv Group Corp., Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.94%, due 3/2/2027	627,449
		29,664,388
Business Services 0.2%
757,350	EP Purchaser LLC, Term Loan B, (3 mo. USD Term SOFR + 4.50%), 10.07%, due 11/6/2028	750,723
Cable & Satellite Television 1.3%
795,118	Altice Financing SA, First Lien Term Loan, (3 mo. USD LIBOR + 2.75%), 8.34%, due 1/31/2026	739,460 (f)
2,076,215	Altice France SA, Term Loan B13, (3 mo. USD LIBOR + 4.00%), 9.57%, due 8/14/2026	1,739,411
	CSC Holdings LLC
723,663	Term Loan B5, (1 mo. USD LIBOR + 2.50%), 7.94%, due 4/15/2027	608,333
486,307	Term Loan B6, (1 mo. USD Term SOFR + 4.50%), 9.82%, due 1/18/2028	468,503
1,754,140	McGraw-Hill Global Education Holdings LLC, Term Loan, (1 mo. USD Term SOFR + 4.75%), 10.18%, due 7/28/2028	1,754,140
518,873	Radiate Holdco LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 9/25/2026	416,395
		5,726,242
Capital Markets 0.2%
1,029,331	AqGen Island Holdings, Inc., Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 8/2/2028	1,026,758
Chemicals 2.1%
2,500,615	Nouryon Finance BV, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.42%, due 4/3/2028	2,505,316
2,274,647	Olympus Water U.S. Holding Corp., Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.32%, due 11/9/2028	2,277,809
1,127,000	PEARLS (Netherlands) Bidco BV, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.33%, due 2/26/2029	1,120,892
1,198,233	PMHC II, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.71%, due 4/23/2029	1,179,516
1,111,587	Touchdown Acquirer, Inc., Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.31%, due 2/21/2031	1,115,411
1,102,238	Tronox Finance LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 8/16/2028	1,102,932
525,000	Valcour Packaging LLC, Second Lien Term Loan, (1 mo. USD Term SOFR + 7.00%), 12.44%, due 10/4/2029	210,000
		9,511,876
Chemicals & Plastics 2.3%
1,831,163	HB Fuller Co., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 2/15/2030	1,832,884
1,360,000	Illuminate Buyer LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 12/31/2029	1,363,590
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Chemicals & Plastics – cont'd
$2,106,793	INEOS Quattro Holdings U.K. Ltd., Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 3/14/2030	$2,100,220
	Ineos U.S. Finance LLC
1,687,950	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 11/8/2027	1,690,971
684,825	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 2/18/2030	685,681
1,700,100	SCIH Salt Holdings, Inc., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.83%, due 3/16/2027	1,702,940 (g)(h)
889,525	Sparta U.S. HoldCo LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 8/2/2028	891,331
		10,267,617
Clothing - Textiles 0.3%
	S&S Holdings LLC
1,058,439	Term Loan, (1 mo. USD Term SOFR + 5.00%), 10.42%, due 3/11/2028	1,051,824
225,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 8.75%), 14.17%, due 3/9/2029	202,500 (f)
		1,254,324
Commercial Services 0.4%
330,000	Foundational Education Group, Inc., Second Lien Term Loan, (3 mo. USD Term SOFR + 6.50%), 12.09%, due 8/31/2029	306,900 (f)
1,475,743	Neptune Bidco U.S., Inc., Term Loan B, (3 mo. USD Term SOFR + 5.00%), 10.41%, due 4/11/2029	1,383,922
		1,690,822
Commercial Services & Supplies 1.3%
939,271	Belfor Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 11/1/2030	941,037
1,365,000	Crash Champions LLC, Term Loan B, (3 mo. USD Term SOFR + 4.75%), 10.07%, due 2/23/2029	1,368,986
910,425	EnergySolutions LLC, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 9/20/2030	913,511
2,760,000	GTCR W Merger Sub LLC, Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.31%, due 1/31/2031	2,765,189
		5,988,723
Communication Services 0.2%
811,325	Foundational Education Group, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.34%, due 8/31/2028	801,183 (f)
Conglomerate 0.1%
101,680	Bright Bidco BV, Term Loan, (3 mo. USD Term SOFR + 1.00%), 6.33%, due 10/31/2027	28,916
463,811	Conair Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 5/17/2028	460,003
		488,919
Construction & Engineering 0.3%
1,536,631	Brand Industrial Services, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.82%, due 8/1/2030	1,540,796
Containers & Glass Products 1.3%
781,291	Anchor Packaging, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 7/18/2026	780,510
1,290,000	Mauser Packaging Solutions Holding Co., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.82%, due 4/15/2027	1,290,439
989,700	Reynolds Consumer Products LLC, Term Loan, (1 mo. USD Term SOFR + 1.75%), 7.17%, due 2/4/2027	992,174
655,026	Spa Holdings 3 Oy, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.57%, due 2/4/2028	654,207
	Trident TPI Holdings, Inc.
997,487	Term Loan B6, (3 mo. USD Term SOFR + 4.00%), 9.30%, due 9/15/2028	998,525
1,107,403	Term Loan B3, (3 mo. USD Term SOFR + 4.00%), 9.57%, due 9/15/2028	1,108,001
		5,823,856
Containers & Packaging 0.3%
1,330,000	Supplyone, Inc., Term Loan B, (1 mo. USD Term SOFR), due 3/27/2031	1,333,325 (g)(h)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Diversified Capital Markets 0.4%
$1,801,388	Belron Finance US LLC, First Lien Term Loan, (3 mo. USD Term SOFR + 2.25%), 7.68%, due 4/18/2029	$1,801,946
Diversified Consumer Services 0.2%
1,090,000	Mister Car Wash Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 3/21/2031	1,091,591
Diversified Financial Services 1.3%
1,575,476	Avolon TLB Borrower 1 (US) LLC, Term Loan B6, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 6/22/2028	1,578,265
1,575,000	Eisner Advisory Group LLC, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 2/28/2031	1,582,891
1,560,386	LSF11 Trinity Bidco, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 6/14/2030	1,567,220
845,538	Superannuation & Investments U.S. LLC, Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 12/1/2028	845,182
		5,573,558
Diversified Insurance 0.4%
1,640,946	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.41%, due 10/1/2027	1,562,493
Electric Utilities 0.4%
1,711,455	Generation Bridge Northeast LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 8/22/2029	1,717,154
Electronic Components 0.3%
1,266,380	II-VI Inc., Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.83%, due 7/2/2029	1,269,938
Electronics - Electrical 8.5%
	Ahead DB Holdings LLC
991,950	Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.16%, due 10/18/2027	992,942
1,045,000	Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.56%, due 2/1/2031	1,050,225
	Applied Systems, Inc.
855,000	First Lien Term Loan, (3 mo. USD Term SOFR + 3.50%), 8.81%, due 2/24/2031	860,771
500,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 5.25%), 10.56%, due 2/23/2032	516,040
949,769	Cloudera, Inc., Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 10/8/2028	944,621
762,985	CommScope, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 4/6/2026	669,840
1,745,484	Epicor Software Corp., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 7/30/2027	1,751,715
1,586,659	Flexera Software LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 3/3/2028	1,589,959
1,803,190	Go Daddy Operating Co. LLC, Term Loan B6, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 11/9/2029	1,803,118
1,091,907	Helios Software Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.05%, due 7/18/2030	1,087,353 (g)(h)
1,300,000	Imagine Learning LLC, Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 12/21/2029	1,294,150
1,547,600	Imprivata, Inc., Term Loan, (3 mo. USD Term SOFR + 3.50%), 9.09%, due 12/1/2027	1,555,338
2,228,673	Ingram Micro, Inc., Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.57%, due 6/30/2028	2,234,245
698,410	Ivanti Software, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.81%, due 12/1/2027	647,014
	Maverick Bidco, Inc.
1,589,686	Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.23%, due 5/18/2028	1,581,738
245,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.23%, due 5/18/2029	231,628
2,758,043	McAfee LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 3/1/2029	2,758,429
1,390,874	MH Sub I LLC, Term Loan, (1 mo. USD Term SOFR + 4.25%), 9.57%, due 5/3/2028	1,385,185
1,204,356	Netsmart Technologies, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 10/1/2027	1,207,379
677,480	Polaris Newco LLC, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.59%, due 6/2/2028	672,880 (g)(h)
	Rackspace Technology Global, Inc.
497,125	First Lien Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.19%, due 5/15/2028	228,991
333,325	First Lien Term Loan, (1 mo. USD Term SOFR + 6.25%), 11.55%, due 5/15/2028	332,075
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Electronics - Electrical – cont'd
$1,033,490	Redstone Holdco 2 LP, Term Loan, (1 mo. USD Term SOFR + 4.75%), 10.18%, due 4/27/2028	$804,117
191,516	Riverbed Technology, Inc., Term Loan, (3 mo. USD Term SOFR + 2.50%), 9.81%, due 7/1/2028	118,500
1,831,220	S2P Acquisition Borrower, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.42%, due 8/14/2026	1,832,373
1,565,000	Sophia LP, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 10/9/2029	1,569,194
1,153,450	Storable, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%, 3 mo. USD Term SOFR + 3.50%), 8.68% – 8.82%, due 4/17/2028	1,153,692 (e)
414,354	Uber Technologies, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.75%), 8.08%, due 3/3/2030	416,816
2,190,000	UKG, Inc., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.81%, due 2/10/2031	2,199,483
	Vision Solutions, Inc.
862,710	Term Loan, (3 mo. USD Term SOFR + 3.25%), 11.75%, due 4/24/2028	857,318
835,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.25%), 12.84%, due 4/23/2029	773,419
1,550,000	VS Buyer LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 4/14/2031	1,552,945
1,328,238	ZoomInfo LLC, Term Loan, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 2/28/2030	1,333,219 (f)
		38,006,712
Energy Equipment & Services 0.4%
1,565,000	PG Investment Co. 59 SARL, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.81%, due 3/26/2031	1,570,211
Entertainment 1.2%
986,957	888 Acquisitions Ltd., Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.58%, due 7/1/2028	977,087
1,520,000	Caesars Entertainment, Inc., Term Loan B1, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 2/6/2031	1,520,760
1,945,000	Delta 2 (LUX) SARL, Term Loan B, (3 mo. USD Term SOFR + 2.25%), 7.56%, due 1/15/2030	1,946,459
977,588	Great Canadian Gaming Corp., Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.59%, due 11/1/2026	980,764
		5,425,070
Financial Intermediaries 4.6%
1,092,000	Apex Group Treasury LLC, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.33%, due 7/27/2028	1,091,094
1,585,341	Citadel Securities LP, Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 7/29/2030	1,588,321
2,014,275	Citco Funding LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.67%, due 4/27/2028	2,019,311
	Edelman Financial Center LLC
360,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 6.75%), 12.18%, due 7/20/2026	360,900
1,392,791	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 4/7/2028	1,393,083
977,613	FinCo I LLC, Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.33%, due 6/27/2029	979,881
1,775,855	Focus Financial Partners LLC, Term Loan B7, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 6/30/2028	1,775,144
1,379,000	Galaxy U.S. Opco, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.08%, due 4/29/2029	1,234,205
1,425,092	Guggenheim Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.55%, due 12/12/2029	1,430,436
2,039,763	Harbourvest Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 2.50%), 7.84%, due 4/18/2030	2,039,763
1,472,575	OEG Borrower LLC, Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.43%, due 6/18/2029	1,472,575 (f)
1,139,086	Orion Advisor Solutions, Inc., Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.34%, due 9/24/2027	1,135,634
2,212,650	Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 2/24/2028	2,220,129
1,612,717	Starwood Property Trust, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 11/18/2027	1,611,379
		20,351,855
Food & Staples Retailing 0.5%
1,432,727	Cardenas Markets, Inc., Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.16%, due 8/1/2029	1,439,089
700,000	Northeast Grocery, Inc., Term Loan B, (3 mo. USD Term SOFR + 7.50%), 12.83%, due 12/13/2028	698,831
		2,137,920
Food Products 0.6%
1,576,800	Nomad Foods U.S. LLC, Term Loan B4, (6 mo. USD Term SOFR + 3.00%), 8.27%, due 11/13/2029	1,580,001
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Food Products – cont'd
$1,390,267	WOOF Holdings, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.32%, due 12/21/2027	$1,078,333
		2,658,334
Food Service 0.7%
2,254,350	1011778 B.C. Unlimited Liability Co., Term Loan B5, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 9/20/2030	2,255,951
929,315	U.S. Foods, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 11/22/2028	932,800
		3,188,751
Health Care 6.6%
1,560,000	Agiliti Health, Inc., Term Loan B, (1 mo. USD Term SOFR), due 5/1/2030	1,559,033 (g)(h)
2,917,100	Athenahealth Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 2/15/2029	2,909,808
1,535,000	Auris Luxembourg III SARL, Term Loan B2, (1 mo. USD Term SOFR), due 2/27/2029	1,540,756 (g)(h)
	Aveanna Healthcare LLC
1,787,198	Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.19%, due 7/17/2028	1,715,156
535,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.00%), 12.49%, due 12/10/2029	460,544
1,715,700	CHG Healthcare Services, Inc., Term Loan, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 9.07% – 9.09%, due 9/29/2028	1,722,563 (e)
1,820,000	Ensemble RCM LLC, Term Loan B, (3 mo. USD Term SOFR + 3.00%), 8.33%, due 8/1/2029	1,824,841
1,680,000	Impala Bidco 0 Ltd., Term Loan, (3 mo. USD Term SOFR + 4.60%), 9.91%, due 6/8/2028	1,694,700
852,863	IQVIA, Inc., Term Loan B4, (3 mo. USD Term SOFR + 2.00%), 7.31%, due 1/2/2031	856,206
502,450	Medical Solutions Holdings, Inc., First Lien Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 11/1/2028	443,055
2,414,808	Medline Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 10/23/2028	2,420,145 (g)(h)
	National Mentor Holdings, Inc.
1,625,941	Term Loan, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 9.16% – 9.17%, due 3/2/2028	1,477,948 (e)
49,273	Term Loan C, (3 mo. USD Term SOFR + 3.75%), 9.16%, due 3/2/2028	44,788
410,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.25%), 12.66%, due 3/2/2029	358,496
1,770,483	Parexel International Corp., First Lien Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 11/15/2028	1,775,104
423,038	Quantum Health, Inc., Term Loan, (3 mo. USD Term SOFR + 4.50%), 10.10%, due 12/22/2027	423,037
1,665,866	Select Medical Corp., Term Loan B1, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 3/6/2027	1,666,915
215,000	Sound Inpatient Physicians, Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.34%, due 6/26/2026	15,050
1,426,842	Southern Veterinary Partners LLC, Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.43%, due 10/5/2027	1,427,284
1,623,882	Summit Behavioral Healthcare LLC, Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.57%, due 11/24/2028	1,624,288 (g)(h)
535,020	Team Health Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.25%, 3 mo. USD Term SOFR + 5.25%), 10.57% – 10.58%, due 3/2/2027	466,516 (e)
	Team Services Group
1,320,415	Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.58%, due 12/20/2027	1,316,018
75,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 9.00%), 14.58%, due 12/18/2028	74,250 (f)
345,000	U.S. Anesthesia Partners, Inc., Second Lien Term Loan, (1 mo. USD Term SOFR + 7.50%), 12.94%, due 10/1/2029	293,250 (f)
1,350,000	Waystar Technologies, Inc., Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 10/22/2029	1,356,750
		29,466,501
Health Care Equipment & Supplies 0.6%
1,596,975	Bausch & Lomb Corp., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 9/29/2028	1,599,977
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Health Care Equipment & Supplies – cont'd
$1,000,000	Sharp Services LLC, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.05%, due 12/31/2028	$1,002,500 (f)
		2,602,477
Health Care Providers & Services 0.6%
1,416,749	AEA International Holdings (Lux) SARL, Term Loan B, (2 mo. USD Term SOFR + 3.50%, 3 mo. USD Term SOFR + 3.50%), 8.81%, due 9/7/2028	1,420,291 (f)
1,335,000	Outcomes Group Holdings, Inc., Term Loan, (1 mo. USD Term SOFR), due 4/2/2031	1,337,777 (g)(h)
		2,758,068
Health Care Technology 0.5%
2,215,000	Cotiviti Corp., Term Loan, (1 mo. USD Term SOFR), due 2/21/2031	2,216,838 (g)(h)
Health Insurance 0.3%
1,362,750	AmWINS Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.18%, due 2/19/2028	1,364,971
Home Furnishings 0.2%
774,968	Weber-Stephen Products LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 10/30/2027	712,645
Household Durables 0.2%
701,403	Restoration Hardware, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.93%, due 10/20/2028	683,721
Independent Power & Renewable Electricity Producers 0.1%
	Parkway Generation LLC
405,145	Term Loan B, (3 mo. USD Term SOFR + 4.75%), 10.34%, due 2/18/2029	403,120
53,821	Term Loan C, (3 mo. USD Term SOFR + 4.75%), 10.34%, due 2/18/2029	53,552
		456,672
Industrial Equipment 3.8%
2,040,000	BCPE Empire Holdings, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 12/11/2028	2,044,957
848,407	Columbus McKinnon Corp., Term Loan, (3 mo. USD Term SOFR + 2.50%), 7.81%, due 5/14/2028	851,589 (f)
1,571,063	Crosby U.S. Acquisition Corp., Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 8/16/2029	1,580,222
1,376,900	Eagle Parent Corp., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.55%, due 4/2/2029	1,350,794
	Engineered Machinery Holdings, Inc.
1,241,890	Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.32%, due 5/19/2028	1,241,368
560,792	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.00%), 11.57%, due 5/21/2029	556,939
500,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.50%), 12.07%, due 5/21/2029	497,190
	Fluid-Flow Products, Inc.
1,105,236	Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.32%, due 3/31/2028	1,106,618
550,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.17%, due 3/30/2029	525,706
1,201,926	Gates Global LLC, Term Loan B4, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 11/16/2029	1,205,400
1,372,127	Groupe Solmax, Inc., Term Loan, (1 mo. USD Term SOFR + 4.75%, 3 mo. USD Term SOFR + 4.75%), 10.18% – 10.31%, due 5/29/2028	1,349,185 (e)
1,107,503	Star U.S. Bidco LLC, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.67%, due 3/17/2027	1,113,041
1,775,550	TK Elevator U.S. Newco, Inc., Term Loan B, (1 mo. USD Term SOFR), due 4/30/2030	1,782,244 (g)(h)
1,820,000	WEC U.S. Holdings Ltd., Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 1/27/2031	1,820,764
		17,026,017
Insurance 0.6%
1,755,000	Truist Insurance Holdings LLC, First Lien Term Loan, (1 mo. USD Term SOFR), due 3/24/2031	1,758,299 (g)(h)
1,134,299	USI, Inc., Term Loan, (3 mo. USD Term SOFR + 3.25%), 8.55%, due 9/27/2030	1,137,135
		2,895,434
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Internet 0.3%
$1,285,425	WatchGuard Technologies, Inc., Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.57%, due 7/2/2029	$1,268,959
IT Consulting & Other Services 0.4%
1,653,887	World Wide Technology Holding Co. LLC, Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.17%, due 3/1/2030	1,662,156 (f)
Leisure Goods - Activities - Movies 0.9%
808,217	Carnival Corp., Term Loan B1, (3 mo. USD Term SOFR + 2.75%), 8.07%, due 10/18/2028	810,747 (f)
1,788,118	Creative Artists Agency LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 11/27/2028	1,793,589
1,590,000	Motion Finco SARL, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.07%, due 11/12/2029	1,587,217
		4,191,553
Life Sciences Tools & Services 0.5%
2,300,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.31%, due 9/27/2030	2,298,574
Lodging & Casinos 2.1%
	Alterra Mountain Co.
1,106,625	Term Loan B4, (1 yr. USD Term SOFR + 3.25%), 8.58%, due 8/17/2028	1,110,310
660,013	Term Loan B5, (1 mo. USD Term SOFR + 3.50%), 8.83%, due 5/31/2030	663,313
902,738	Flutter Financing BV, Term Loan B, (3 mo. USD Term SOFR + 2.25%), 7.56%, due 11/25/2030	903,541
1,654,063	Four Seasons Hotels Ltd., Term Loan B, (3 mo. USD Term SOFR + 2.00%), 7.32%, due 11/30/2029	1,655,435
1,310,100	Golden Entertainment, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.17%, due 5/28/2030	1,310,100
1,436,718	GVC Holdings (Gibraltar) Ltd., Term Loan B2, (3 mo. USD Term SOFR + 3.50%), 8.91%, due 10/31/2029	1,439,189
1,635,100	Scientific Games Holdings LP, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.56%, due 4/4/2029	1,634,839
811,356	Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.67%, due 5/24/2030	813,198
		9,529,925
Machinery 0.2%
1,079,575	Barnes Group, Inc., Term Loan, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 9/3/2030	1,081,259
Machinery Diversified 0.4%
1,722,167	Chart Industries, Inc., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 3/15/2030	1,726,473
Metals & Mining 0.5%
1,293,508	Arsenal AIC Parent LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 8/18/2030	1,301,593
1,130,000	Trulite Holding Corp., Term Loan, (1 mo. USD Term SOFR + 6.00%), 11.33%, due 3/1/2030	1,124,350 (f)
		2,425,943
Nonferrous Metals - Minerals 0.9%
2,020,128	Covia Holdings Corp., Term Loan, (3 mo. USD Term SOFR + 4.26%), 9.57%, due 7/31/2026	2,010,876
480,284	Ozark Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 12/16/2027	463,474
1,662,873	U.S. Silica Co., Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 3/25/2030	1,664,951
		4,139,301
Oil & Gas 4.5%
1,894,498	AL GCX Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 5/17/2029	1,898,893
1,139,199	AL NGPL Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.56%, due 4/13/2028	1,141,477
1,099,475	BANGL LLC, Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.80%, due 2/1/2029	1,103,598
1,540,015	BCP Renaissance Parent LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.83%, due 10/31/2028	1,545,405
1,085,526	Brazos Delaware II LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 2/11/2030	1,086,579
	Buckeye Partners LP
703,888	Term Loan B3, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 11/1/2026	705,760
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Oil & Gas – cont'd
$882,787	Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 11/22/2030	$885,639
2,024,723	CQP Holdco LP, Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.30%, due 12/31/2030	2,029,987
1,230,899	Freeport LNG Investments LLLP, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.09%, due 12/21/2028	1,222,504
1,299,848	GIP III Stetson I LP, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.67%, due 10/31/2028	1,303,098
1,837,397	Oryx Midstream Services Permian Basin LLC, Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.44%, due 10/5/2028	1,841,990
2,245,000	Prairie ECI Acquiror LP, Term Loan, (1 mo. USD Term SOFR + 4.75), 10.07%, due 8/1/2029	2,245,561
1,337,402	Traverse Midstream Partners LLC, Term Loan, (3 mo. USD Term SOFR + 3.50%), 8.83%, due 2/16/2028	1,338,660
1,685,608	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.34%, due 6/22/2026	1,688,676
		20,037,827
Oil & Gas Storage & Transportation 0.3%
1,343,946	Whitewater Whistler Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 2.75%), 8.06%, due 2/15/2030	1,345,961
Oil, Gas & Consumable Fuels 1.0%
1,585,000	Epic Y-Grade Services LP, Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.05%, due 6/29/2029	1,564,902
1,366,575	GIP Pilot Acquisition Partners LP, Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.31%, due 10/4/2030	1,371,358
1,360,000	NGL Energy Partners LP, Term Loan B, (1 mo. USD Term SOFR + 4.50%), 9.82%, due 2/2/2031	1,364,760
		4,301,020
Packaging 0.5%
1,326,000	Reynolds Group Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.68% – 8.69%, due 9/24/2028	1,332,405 (e)
962,838	Ring Container Technologies Group LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 8/12/2028	965,649
		2,298,054
Pipelines 0.2%
1,027,425	New Fortress Energy, Inc., Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.33%, due 10/27/2028	1,031,463
Professional Services 1.8%
1,110,000	Crisis Prevention Institute, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.04%, due 4/9/2031	1,112,775
2,430,000	Dun & Bradstreet Corp., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 1/18/2029	2,433,718
1,397,975	Genuine Financial Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 9/27/2030	1,390,691
1,456,667	Ryan LLC, Term Loan, (1 mo. USD Term SOFR + 4.50%), 9.82%, due 11/14/2030	1,466,383
1,090,246	Trans Union LLC, Term Loan B5, (1 mo. USD Term SOFR + 1.75%), 7.07%, due 11/16/2026	1,090,791
748,854	Vaco Holdings LLC, Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.43%, due 1/21/2029	742,923
		8,237,281
Property & Casualty Insurance 0.3%
1,365,000	Broadstreet Partners, Inc., Term Loan B2, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 1/27/2027	1,366,283
Publishing 0.8%
	Ascend Learning LLC
1,654,882	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.92% – 8.93%, due 12/11/2028	1,647,981 (e)
725,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 5.75%), 11.18%, due 12/10/2029	709,898
1,320,000	Cengage Learning, Inc., Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.57%, due 3/22/2031	1,322,363
		3,680,242
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Radio & Television 0.2%
$742,040	Sinclair Television Group, Inc., Term Loan B2B, (3 mo. USD Term SOFR + 2.50%), 8.09%, due 9/30/2026	$685,274
Real Estate Investment Trusts 0.2%
834,850	RHP Hotel Properties, LP, Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 5/18/2030	834,850
Real Estate Management & Development 0.4%
1,721,361	Greystar Real Estate Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.58%, due 8/21/2030	1,723,513 (f)
Retail 0.1%
459,900	LIDS Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 5.50%), 10.98%, due 12/14/2026	457,601 (f)
Retailers (except food & drug) 2.0%
1,808,874	CNT Holdings I Corp., Term Loan, (3 mo. USD Term SOFR + 3.50%), 8.83%, due 11/8/2027	1,813,650
2,035,619	Great Outdoors Group LLC, Term Loan B1, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 3/6/2028	2,034,519
2,220,000	Peer Holding III BV, Term Loan B4, (3 mo. USD Term SOFR + 3.25%), 8.56%, due 10/28/2030	2,227,393
989,993	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.82%, due 3/3/2028	853,206
928,642	PetSmart, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/11/2028	914,248 (g)(h)
1,269,663	Sally Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 2/28/2030	1,268,469
		9,111,485
Software 1.0%
2,386,963	Central Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.31%, due 7/6/2029	2,395,436
995,000	Cloudera, Inc., Second Lien Term Loan, (1 mo. USD Term SOFR + 6.00%), 11.42%, due 10/8/2029	953,956
1,182,775	ConnectWise LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.06%, due 9/29/2028	1,183,272
		4,532,664
Specialty Retail 0.3%
1,308,325	Tailored Brands, Inc., Term Loan, (3 mo. USD Term SOFR + 6.50%), 11.82%, due 2/26/2029	1,295,242 (f)
Steel 0.2%
1,095,000	Zekelman Industries, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 1/24/2031	1,094,825
Surface Transport 0.9%
	Hertz Corp.
374,775	Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 6/30/2028	343,908 (g)(h)
72,628	Term Loan C, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 6/30/2028	66,646 (g)(h)
1,393,000	ITT Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.42%, due 10/11/2030	1,393,000
1,820,000	Kenan Advantage Group, Inc., Term Loan B3, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 1/25/2029	1,816,105
228,067	PAI Holdco, Inc., Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.34%, due 10/28/2027	211,419
		3,831,078
Telecommunications 2.3%
1,441,292	Consolidated Communications, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.93%, due 10/2/2027	1,349,208
2,290,501	Frontier Communications Corp., First Lien Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 10/8/2027	2,281,499
	GTT Communications, Inc.
297,891	Term Loan, (1 mo. USD Term SOFR + 1.10%), 6.42%, due 12/30/2027	271,081
246,740	Term Loan, (3 mo. USD Term SOFR + 9.10%), 14.41%, due 6/30/2028	173,643
962,104	Iridium Satellite LLC, Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 9/20/2030	962,403 (g)(h)
	Level 3 Financing, Inc.
1,547,460	Term Loan B1, (1 mo. USD Term SOFR + 6.56%), 11.88%, due 4/15/2029	1,518,445 (g)(h)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Telecommunications – cont'd
$697,540	Term Loan B2, (1 mo. USD Term SOFR + 6.56%), 11.88%, due 4/15/2030	$682,138
	Lumen Technologies, Inc.
76,603	Term Loan A, (1 mo. USD Term SOFR), due 6/1/2028	64,730 (g)(h)
530,599	Term Loan B1, (1 yr. USD Term SOFR + 2.35%), 7.78%, due 4/15/2029	380,970
542,497	Term Loan B2, (1 mo. USD Term SOFR + 2.35%), 7.78%, due 4/15/2030	378,842
330,000	Telesat Canada, Term Loan B5, (3 mo. USD Term SOFR + 2.75%), 8.35%, due 12/7/2026	165,482
906,750	Voyage Australia Pty. Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.09%, due 7/20/2028	906,977
	Zayo Group Holdings, Inc.
615,875	Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 3/9/2027	531,482
793,800	Term Loan B, (1 mo. USD Term SOFR + 4.33%), 9.64%, due 3/9/2027	698,401
		10,365,301
Trading Companies & Distributors 1.4%
1,340,000	Barentz International BV, Term Loan B, (2 mo. USD Term SOFR + 4.00%), 9.33%, due 3/3/2031	1,344,194
1,745,000	CD&R Hydra Buyer, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.42%, due 3/25/2031	1,759,536
1,129,325	Fastlane Parent Co., Inc., Term Loan B, (1 mo. USD Term SOFR + 4.50%), 9.82%, due 9/29/2028	1,132,148
1,810,000	Foundation Building Materials Holding Co. LLC, Term Loan B2, (1 mo. USD Term SOFR + 4.00%, 3 mo. USD Term SOFR + 4.00%), 9.32% – 9.33%, due 1/29/2031	1,821,874 (e)
		6,057,752
Transportation 0.9%
882,000	ASP Dream Acquisition Co. LLC, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.42%, due 12/15/2028	882,000 (f)
1,372,625	Latam Airlines Group SA, Term Loan B, (3 mo. USD Term SOFR + 9.50%), 14.95%, due 10/12/2027	1,413,804
	Worldwide Express Operations LLC
1,393,419	First Lien Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.57%, due 7/26/2028	1,376,155
320,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.00%), 12.57%, due 7/26/2029	284,800
		3,956,759
Transportation Infrastructure 0.3%
1,325,000	Radar Bidco SARL, Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.56%, due 3/4/2031	1,328,313 (f)
Utilities 4.0%
1,486,875	APX Group, Inc., Term Loan B, (3 mo. USD Term SOFR + 1.75%, 3 mo. USD Term SOFR + 2.75%), 8.07% – 10.25%, due 7/10/2028	1,486,875 (e)
1,585,000	Artera Services LLC, Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.81%, due 2/15/2031	1,597,553
1,580,000	Calpine Corp., Term Loan B9, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 1/31/2031	1,576,966
397,155	Carroll County Energy LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.90%, due 2/13/2026	393,183
1,128,388	Eastern Power LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 10/2/2025	1,125,713
1,815,131	Granite Generation LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.18%, due 11/9/2026	1,814,459
773,080	Kestrel Acquisition LLC, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.68%, due 6/2/2025	771,039
	Lightstone Holdco LLC
2,486,779	Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.08%, due 1/29/2027	2,399,742
140,653	Term Loan C, (3 mo. USD Term SOFR + 5.75%), 11.08%, due 1/29/2027	135,731
606,578	Nautilus Power LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.81%, due 11/16/2026	534,698
1,760,000	NRG Energy, Inc., Term Loan, (3 mo. USD Term SOFR + 2.00%), 7.33%, due 3/27/2031	1,766,882
	Revere Power LLC
685,009	Term Loan B, (3 mo. USD Term SOFR + 4.25%), 5.50%, due 3/27/2026	603,493
59,991	Term Loan C, (1 mo. USD Term SOFR + 4.25%), 9.71%, due 3/27/2026	52,852
	Talen Energy Supply LLC
725,143	Term Loan C, (3 mo. USD Term SOFR + 4.50%), 9.83%, due 5/17/2030	726,354
888,146	Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.83%, due 5/17/2030	889,629
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Utilities – cont'd
	USIC Holdings, Inc.
$1,218,750	Term Loan, (3 mo. USD Term SOFR + 3.50%), 9.06% – 9.07%, due 5/12/2028	$1,217,690 (e)
798,705	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.50%), 12.06%, due 5/14/2029	797,371
		17,890,230

Total Loan Assignments (Cost $396,882,982)		396,315,542
Number of Shares

Common Stocks 0.4%
Business Equipment & Services 0.2%
73,328	Brock Holdings III, Inc.	884,336 *#(f)(j)
Commercial Services 0.1%
45,996	AmSurg LLC	298,974 *
Electrical Equipment 0.0%(k)
2,750	Lumileds Exit Private Equity	817 *
IT Services 0.0%(k)
4,020	Riverbed Technology, Inc.	40 *(f)(j)
Materials 0.1%
39,703	Covia Holdings LLC	555,842 *
Total Common Stocks (Cost $1,841,870)		1,740,009
Exchange-Traded Funds 2.0%
213,022	SPDR Blackstone Senior Loan ETF	8,942,663

Short-Term Investments 5.5%
Investment Companies 5.5%
24,454,605	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25(l) (Cost $24,454,605)	24,454,605
Total Investments 101.3% (Cost $453,604,335)		452,023,255
Liabilities Less Other Assets (1.3)%		(5,786,650)(m)
Net Assets 100.0%		$446,236,605

*	Non-income producing security.
(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $19,168,333, which represents 4.3% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
(c)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $780,763, which represents 0.2% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
(d)	Payment-in-kind (PIK) security.
(e)	The stated interest rates represent the range of rates at April 30, 2024 of the underlying contracts within the Loan Assignment.
(f)	Value determined using significant unobservable inputs.
(g)	All or a portion of this security was purchased on a delayed delivery basis.
(h)	All or a portion of this security had not settled as of April 30, 2024 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(i)	Defaulted security.
(j)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $884,376, which represents 0.2% of net assets of the Fund.

(k)	Represents less than 0.05% of net assets of the Fund.
(l)	Represents 7-day effective yield as of April 30, 2024.
(m)	As of April 30, 2024, the value of unfunded loan commitments was $880,171 for the Fund (see Note A of the Notes to Financial Statements).
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
#
This security is subject to restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $884,336, which represents 0.2% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2024	Fair Value Percentage of Net Assets as of 4/30/2024
Brock Holdings III, Inc.	10/26/2017-10/31/2017	$1,024,436	$884,336	0.2%
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$373,424,964	83.7%
Luxembourg	9,637,878	2.2%
Canada	9,080,282	2.0%
United Kingdom	8,484,500	1.9%
Netherlands	5,667,204	1.3%
France	4,156,995	0.9%
Ireland	3,932,770	0.9%
Cayman Islands	3,668,656	0.8%
Germany	2,614,458	0.6%
Spain	1,606,085	0.4%
Denmark	1,540,756	0.3%
Chile	1,413,804	0.3%
Sweden	934,483	0.2%
Australia	906,977	0.2%
Finland	498,838	0.1%
Short-Term Investments and Other Liabilities—Net	18,667,955	4.2%
	$446,236,605	100.0%
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Mortgage-Backed Securities#	$—	$1,028,474	$—	$1,028,474
Asset-Backed Securities	—	3,668,656	—	3,668,656
Corporate Bonds#	—	15,873,306	—	15,873,306
Loan Assignments
Auto Parts & Equipment	—	1,411,424	857,127	2,268,551
Automotive	—	4,288,356	849,236	5,137,592
Building & Development	—	12,753,408	1,749,989	14,503,397
Building Materials	—	6,665,542	854,243	7,519,785
Business Equipment & Services	—	28,612,065	1,052,323	29,664,388
Cable & Satellite Television	—	4,986,782	739,460	5,726,242
Clothing - Textiles	—	1,051,824	202,500	1,254,324
Commercial Services	—	1,383,922	306,900	1,690,822
Communication Services	—	—	801,183	801,183
Electronics - Electrical	—	36,673,493	1,333,219	38,006,712
Financial Intermediaries	—	18,879,280	1,472,575	20,351,855
Health Care	—	29,099,001	367,500	29,466,501
Health Care Equipment & Supplies	—	1,599,977	1,002,500	2,602,477
Health Care Providers & Services	—	1,337,777	1,420,291	2,758,068
Industrial Equipment	—	16,174,428	851,589	17,026,017
IT Consulting & Other Services	—	—	1,662,156	1,662,156
Leisure Goods - Activities - Movies	—	3,380,806	810,747	4,191,553
Metals & Mining	—	1,301,593	1,124,350	2,425,943
Real Estate Management & Development	—	—	1,723,513	1,723,513
Retail	—	—	457,601	457,601
Specialty Retail	—	—	1,295,242	1,295,242
Transportation	—	3,074,759	882,000	3,956,759
Transportation Infrastructure	—	—	1,328,313	1,328,313
Other Loan Assignments#	—	200,496,548	—	200,496,548
Total Loan Assignments	—	373,170,985	23,144,557	396,315,542
Common Stocks
Business Equipment & Services	—	—	884,336	884,336
Commercial Services	—	298,974	—	298,974
Electrical Equipment	—	817	—	817
IT Services	—	—	40	40
Materials	—	555,842	—	555,842
Total Common Stocks	—	855,633	884,376	1,740,009
Exchange-Traded Funds	8,942,663	—	—	8,942,663
Short-Term Investments	—	24,454,605	—	24,454,605
Total Investments	$8,942,663	$419,051,659	$24,028,933	$452,023,255

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2024
Investments in Securities:
Loan Assignments(1)	$22,299	$37	$16	$282	$16,107	$(9,926)	$3,234	$(8,904)	$23,145	$285
Convertible Bonds	595	—	—	—	26	(621)	—	—	—	—
Common Stocks(1)(2)	196	—	—	67	621	—	—	—	884	67
Total	$23,090	$37	$16	$349	$16,754	$(10,547)	$3,234	$(8,904)	$24,029	$352
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(2) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$884,336	Market Approach	Transaction Price	$12.06	$12.06	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
Mortgage-Backed Securities 0.4%
Commercial Mortgage-Backed 0.4%
$2,522,892	Med Trust, Series 2021-MDLN, Class F, (1 mo. USD Term SOFR + 4.11%), 9.44%, due 11/15/2038 (Cost $2,489,216)	$2,516,585 (a)(b)
Asset-Backed Securities 2.2%
1,000,000	AGL CLO 9 Ltd., Series 2020-9A, Class DR, (3 mo. USD Term SOFR + 3.55%), 8.87%, due 4/20/2037	1,000,531 (a)(b)
1,000,000	Barings CLO Ltd., Series 2020-2A, Class ER, (3 mo. USD Term SOFR + 6.41%), 11.74%, due 10/15/2033	1,001,161 (a)(b)
1,000,000	GoldenTree Loan Management U.S. CLO 20 Ltd., Series 2024-20A, Class D, (3 mo. USD Term SOFR + 3.15%), 3.15%, due 7/20/2037	1,000,000 (a)(b)(c)(d)
1,000,000	Invesco U.S. CLO Ltd., Series 2023-1A, Class ER, (3 mo. USD Term SOFR + 6.90%), 12.19%, due 4/22/2037	1,004,558 (a)(b)
2,000,000	KKR CLO 23 Ltd., Series 23, Class D, (3 mo. USD Term SOFR + 3.36%), 8.69%, due 10/20/2031	1,989,692 (a)(b)
1,000,000	Oaktree CLO Ltd., Series 2024-25A, Class E, (3 mo. USD Term SOFR + 6.59%), 11.89%, due 4/20/2037	1,003,405 (a)(b)
2,000,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class D, (3 mo. USD Term SOFR + 3.21%), 8.54%, due 10/20/2030	1,983,367 (a)(b)
1,000,000	OHA Credit Funding 18 Ltd., Series 2024-18A, Class E, (3 mo. USD Term SOFR + 6.40%), 11.69%, due 4/20/2037	1,000,011 (a)(b)(c)
875,000	Sandstone Peak Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.06%), 12.39%, due 10/15/2034	876,519 (a)(b)
1,400,000	Symphony CLO 42 Ltd., Series 2024-42A, Class E, (3 mo. USD Term SOFR + 6.75%), 12.06%, due 4/17/2037	1,411,363 (a)(b)
1,000,000	Trinitas CLO XXVIII Ltd., Series 2024-28A, Class D, (3 mo. USD Term SOFR + 4.00%), 4.00%, due 4/25/2037	1,000,528 (a)(b)(d)
500,000	Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. USD Term SOFR + 6.86%), 12.19%, due 7/20/2032	499,952 (a)(b)
Total Asset-Backed Securities (Cost $13,389,207)		13,771,087

Corporate Bonds 88.9%
Advertising 0.6%
Clear Channel Outdoor Holdings, Inc.
1,070,000	5.13%, due 8/15/2027	991,807 (a)
415,000	7.75%, due 4/15/2028	351,864 (a)
960,000	9.00%, due 9/15/2028	986,942 (a)
925,000	7.88%, due 4/1/2030	906,925 (a)
465,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	444,097 (a)
3,681,635
Aerospace & Defense 2.5%
955,000	AAR Escrow Issuer LLC, 6.75%, due 3/15/2029	960,157 (a)
Boeing Co.
640,000	6.30%, due 5/1/2029	642,542 (a)
745,000	6.39%, due 5/1/2031	748,347 (a)
375,000	6.53%, due 5/1/2034	377,700 (a)
Bombardier, Inc.
825,000	7.88%, due 4/15/2027	819,859 (a)
615,000	6.00%, due 2/15/2028	599,741 (a)
595,000	8.75%, due 11/15/2030	633,013 (a)
575,000	7.25%, due 7/1/2031	576,415 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Aerospace & Defense – cont'd
	TransDigm, Inc.
$1,160,000	5.50%, due 11/15/2027	$1,127,305
3,280,000	6.75%, due 8/15/2028	3,293,937 (a)
1,420,000	6.38%, due 3/1/2029	1,409,156 (a)
2,570,000	6.88%, due 12/15/2030	2,587,475 (a)
1,560,000	6.63%, due 3/1/2032	1,557,348 (a)
		15,332,995
Airlines 1.5%
310,000	American Airlines, Inc., 7.25%, due 2/15/2028	311,755 (a)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
1,735,333	5.50%, due 4/20/2026	1,715,202 (a)
940,000	5.75%, due 4/20/2029	907,789 (a)
	Latam Airlines Group SA
705,000	13.38%, due 10/15/2027	784,373 (a)
845,000	13.38%, due 10/15/2029	970,336 (a)
	United Airlines, Inc.
2,705,000	4.38%, due 4/15/2026	2,601,897 (a)
950,000	4.63%, due 4/15/2029	875,548 (a)
1,630,000	VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.38%, due 2/1/2030	1,261,348 (a)
		9,428,248
Apparel 0.1%
830,000	William Carter Co., 5.63%, due 3/15/2027	807,892 (a)
Auto Manufacturers 0.4%
	Ford Motor Co.
765,000	6.10%, due 8/19/2032	750,406
10,000	5.29%, due 12/8/2046	8,408
440,000	Ford Motor Credit Co. LLC, 3.63%, due 6/17/2031	371,586
	Jaguar Land Rover Automotive PLC
860,000	5.88%, due 1/15/2028	835,839 (a)
655,000	5.50%, due 7/15/2029	616,315 (a)
		2,582,554
Auto Parts & Equipment 2.0%
1,400,000	Adient Global Holdings Ltd., 8.25%, due 4/15/2031	1,453,823 (a)
	Dana, Inc.
1,055,000	5.38%, due 11/15/2027	1,019,453
245,000	5.63%, due 6/15/2028	236,071
80,000	4.25%, due 9/1/2030	69,311
1,790,000	4.50%, due 2/15/2032	1,518,652
620,000	Dornoch Debt Merger Sub, Inc., 6.63%, due 10/15/2029	512,045 (a)
	Goodyear Tire & Rubber Co.
1,205,000	5.00%, due 5/31/2026	1,167,257
715,000	5.25%, due 7/15/2031	632,460
	IHO Verwaltungs GmbH
411,000	4.75% Cash/5.50% PIK, due 9/15/2026	395,783 (a)(e)
1,065,000	6.38% Cash/7.13% PIK, due 5/15/2029	1,046,934 (a)(e)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Auto Parts & Equipment – cont'd
ZF North America Capital, Inc.
$935,000	4.75%, due 4/29/2025	$920,007 (a)
970,000	6.88%, due 4/14/2028	976,487 (a)
335,000	7.13%, due 4/14/2030	342,533 (a)
885,000	6.75%, due 4/23/2030	886,841 (a)
1,110,000	6.88%, due 4/23/2032	1,121,645 (a)
12,299,302
Banks 0.4%
1,100,000	Bank of New York Mellon Corp., 3.70%, due 3/20/2026	1,027,755 (f)(g)
1,405,000	JPMorgan Chase & Co., 4.60%, due 2/1/2025	1,382,032 (f)(g)
2,409,787
Building Materials 2.6%
Builders FirstSource, Inc.
525,000	5.00%, due 3/1/2030	491,577 (a)
660,000	6.38%, due 6/15/2032	653,152 (a)
1,855,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	1,823,657 (a)
505,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	426,109 (a)
2,820,000	EMRLD Borrower LP/Emerald Co.-Issuer, Inc., 6.63%, due 12/15/2030	2,794,732 (a)
1,605,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	1,523,279 (a)
1,620,000	Knife River Corp., 7.75%, due 5/1/2031	1,682,620 (a)
795,000	Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC, 6.75%, due 4/1/2032	789,536 (a)
1,495,000	MIWD Holdco II LLC/MIWD Finance Corp., 5.50%, due 2/1/2030	1,353,956 (a)
1,060,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%, due 4/15/2030	1,019,895 (a)
1,820,000	Standard Industries, Inc., 4.38%, due 7/15/2030	1,611,887 (a)
Summit Materials LLC/Summit Materials Finance Corp.
1,000,000	5.25%, due 1/15/2029	960,893 (a)
990,000	7.25%, due 1/15/2031	1,017,061 (a)
16,148,354
Chemicals 3.8%
1,432,000	Ashland, Inc., 3.38%, due 9/1/2031	1,187,755 (a)
1,680,000	Avient Corp., 7.13%, due 8/1/2030	1,699,788 (a)
1,785,000	Axalta Coating Systems Dutch Holding B BV, 7.25%, due 2/15/2031	1,820,473 (a)
440,000	Consolidated Energy Finance SA, 12.00%, due 2/15/2031	455,402 (a)
810,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	793,031 (a)
INEOS Finance PLC
1,105,000	6.75%, due 5/15/2028	1,085,695 (a)
1,515,000	7.50%, due 4/15/2029	1,522,046 (a)
1,645,000	INEOS Quattro Finance 2 PLC, 9.63%, due 3/15/2029	1,737,730 (a)
NOVA Chemicals Corp.
1,270,000	5.25%, due 6/1/2027	1,194,696 (a)
535,000	8.50%, due 11/15/2028	562,327 (a)
Olympus Water U.S. Holding Corp.
780,000	7.13%, due 10/1/2027	789,882 (a)
1,180,000	4.25%, due 10/1/2028	1,063,304 (a)
1,105,000	9.75%, due 11/15/2028	1,172,536 (a)
985,000	6.25%, due 10/1/2029	887,702 (a)
2,030,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,948,338 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Chemicals – cont'd
SNF Group SACA
$415,000	3.13%, due 3/15/2027	$381,063 (a)
240,000	3.38%, due 3/15/2030	206,373 (a)
1,375,000	Tronox, Inc., 4.63%, due 3/15/2029	1,226,621 (a)
1,595,000	Vibrantz Technologies, Inc., 9.00%, due 2/15/2030	1,480,509 (a)
WR Grace Holdings LLC
1,780,000	5.63%, due 8/15/2029	1,593,989 (a)
560,000	7.38%, due 3/1/2031	567,650 (a)
23,376,910
Commercial Services 4.4%
ADT Security Corp.
720,000	4.13%, due 8/1/2029	650,839 (a)
675,000	4.88%, due 7/15/2032	600,816 (a)
1,650,000	Allied Universal Holdco LLC, 7.88%, due 2/15/2031	1,653,644 (a)
Allied Universal Holdco LLC/Allied Universal Finance Corp.
1,030,000	6.63%, due 7/15/2026	1,027,277 (a)
1,455,000	6.00%, due 6/1/2029	1,235,322 (a)
APX Group, Inc.
205,000	6.75%, due 2/15/2027	203,640 (a)
2,750,000	5.75%, due 7/15/2029	2,557,044 (a)
2,935,000	Boost Newco Borrower LLC, 7.50%, due 1/15/2031	3,029,190 (a)
1,850,000	Champions Financing, Inc., 8.75%, due 2/15/2029	1,890,559 (a)
Garda World Security Corp.
505,000	7.75%, due 2/15/2028	510,539 (a)
1,105,000	6.00%, due 6/1/2029	976,914 (a)
810,000	Herc Holdings, Inc., 5.50%, due 7/15/2027	786,715 (a)
2,190,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	2,067,088 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,970,000	5.75%, due 4/15/2026	1,945,221 (a)
1,130,000	6.25%, due 1/15/2028	1,103,916 (a)
United Rentals North America, Inc.
295,000	5.25%, due 1/15/2030	282,925
840,000	3.75%, due 1/15/2032	717,332
1,320,000	6.13%, due 3/15/2034	1,288,825 (a)
1,680,000	Wand NewCo 3, Inc., 7.63%, due 1/30/2032	1,707,889 (a)
Williams Scotsman, Inc.
75,000	4.63%, due 8/15/2028	69,223 (a)
1,360,000	7.38%, due 10/1/2031	1,389,340 (a)
1,505,000	ZipRecruiter, Inc., 5.00%, due 1/15/2030	1,323,941 (a)
27,018,199
Computers 1.0%
1,510,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	1,372,514 (a)
2,099,000	ASGN, Inc., 4.63%, due 5/15/2028	1,958,804 (a)
1,610,000	McAfee Corp., 7.38%, due 2/15/2030	1,491,296 (a)
1,210,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	1,223,471 (a)
6,046,085
Cosmetics - Personal Care 0.6%
1,780,000	Coty, Inc., 5.00%, due 4/15/2026	1,745,698 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Cosmetics - Personal Care – cont'd
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC
$370,000	4.75%, due 1/15/2029	$344,905 (a)
1,780,000	6.63%, due 7/15/2030	1,781,074 (a)
3,871,677
Distribution - Wholesale 2.0%
1,415,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	1,377,242 (a)
1,840,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	1,810,063 (a)
540,000	H&E Equipment Services, Inc., 3.88%, due 12/15/2028	477,839 (a)
2,050,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	1,797,604 (a)
Ritchie Bros Holdings, Inc.
860,000	6.75%, due 3/15/2028	868,130 (a)
1,520,000	7.75%, due 3/15/2031	1,576,427 (a)
1,980,000	Verde Purchaser LLC, 10.50%, due 11/30/2030	2,085,683 (a)
2,175,000	Windsor Holdings III LLC, 8.50%, due 6/15/2030	2,265,316 (a)
12,258,304
Diversified Financial Services 1.0%
455,000	Ally Financial, Inc., 5.75%, due 11/20/2025	451,287
595,000	Avolon Holdings Funding Ltd., 6.38%, due 5/4/2028	599,428 (a)
815,000	GGAM Finance Ltd., 6.88%, due 4/15/2029	814,234 (a)
1,460,000	Jane Street Group/JSG Finance, Inc., 7.13%, due 4/30/2031	1,469,145 (a)
OneMain Finance Corp.
715,000	6.88%, due 3/15/2025	719,683
575,000	7.13%, due 3/15/2026	580,233
375,000	3.50%, due 1/15/2027	345,003
505,000	3.88%, due 9/15/2028	444,509
95,000	9.00%, due 1/15/2029	99,595
670,000	5.38%, due 11/15/2029	619,593
6,142,710
Electric 2.9%
Calpine Corp.
625,000	5.25%, due 6/1/2026	616,065 (a)
1,010,000	4.63%, due 2/1/2029	927,768 (a)
1,379,000	5.00%, due 2/1/2031	1,249,607 (a)
1,370,000	Electricite de France SA, 9.13%, due 3/15/2033	1,487,619 (a)(f)(g)
1,975,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,634,470 (a)
NRG Energy, Inc.
2,410,000	10.25%, due 3/15/2028	2,598,264 (a)(f)(g)
490,000	5.25%, due 6/15/2029	463,440 (a)
1,575,000	TransAlta Corp., 7.75%, due 11/15/2029	1,612,000
1,985,000	Vistra Corp., 7.00%, due 12/15/2026	1,960,740 (a)(f)(g)
Vistra Operations Co. LLC
1,360,000	4.38%, due 5/1/2029	1,238,179 (a)
1,960,000	7.75%, due 10/15/2031	2,010,160 (a)
2,350,000	6.88%, due 4/15/2032	2,340,159 (a)
18,138,471
Electrical Components & Equipment 0.6%
440,000	Energizer Holdings, Inc., 6.50%, due 12/31/2027	434,652 (a)
1,475,000	EnerSys, 6.63%, due 1/15/2032	1,468,918 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Electrical Components & Equipment – cont'd
WESCO Distribution, Inc.
$1,025,000	6.38%, due 3/15/2029	$1,018,234 (a)
1,050,000	6.63%, due 3/15/2032	1,045,087 (a)
3,966,891
Electronics 1.4%
EquipmentShare.com, Inc.
2,915,000	9.00%, due 5/15/2028	2,992,479 (a)
370,000	8.63%, due 5/15/2032	376,445 (a)
2,615,000	Imola Merger Corp., 4.75%, due 5/15/2029	2,407,881 (a)
Sensata Technologies BV
1,645,000	4.00%, due 4/15/2029	1,472,738 (a)
450,000	5.88%, due 9/1/2030	434,146 (a)
1,200,000	TTM Technologies, Inc., 4.00%, due 3/1/2029	1,073,256 (a)
8,756,945
Engineering & Construction 1.1%
1,675,000	Artera Services LLC, 8.50%, due 2/15/2031	1,713,950 (a)
1,180,000	Brand Industrial Services, Inc., 10.38%, due 8/1/2030	1,266,257 (a)
1,388,000	Global Infrastructure Solutions, Inc., 5.63%, due 6/1/2029	1,247,044 (a)
2,603,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	2,449,625 (a)
6,676,876
Entertainment 4.7%
1,575,000	Allwyn Entertainment Financing U.K. PLC, 7.88%, due 4/30/2029	1,602,594 (a)
1,250,000	Banijay Entertainment SASU, 8.13%, due 5/1/2029	1,278,984 (a)
Caesars Entertainment, Inc.
545,000	8.13%, due 7/1/2027	552,356 (a)
575,000	6.50%, due 2/15/2032	566,515 (a)
455,000	Cedar Fair LP, 5.25%, due 7/15/2029	424,764
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
300,000	5.50%, due 5/1/2025	300,000 (a)
1,025,000	6.50%, due 10/1/2028	1,022,986
Churchill Downs, Inc.
445,000	5.50%, due 4/1/2027	433,302 (a)
665,000	4.75%, due 1/15/2028	628,301 (a)
1,990,000	6.75%, due 5/1/2031	1,975,571 (a)
720,000	International Game Technology PLC, 4.13%, due 4/15/2026	693,352 (a)
Light & Wonder International, Inc.
715,000	7.00%, due 5/15/2028	717,483 (a)
1,165,000	7.25%, due 11/15/2029	1,174,969 (a)
1,190,000	7.50%, due 9/1/2031	1,213,625 (a)
770,000	Live Nation Entertainment, Inc., 6.50%, due 5/15/2027	771,513 (a)
570,000	Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, due 2/15/2031	572,671 (a)
460,000	Merlin Entertainments Ltd., 5.75%, due 6/15/2026	454,544 (a)
2,275,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	2,075,245 (a)
1,360,000	Motion Bondco DAC, 6.63%, due 11/15/2027	1,311,719 (a)
Penn Entertainment, Inc.
810,000	5.63%, due 1/15/2027	769,777 (a)
815,000	4.13%, due 7/1/2029	682,667 (a)
1,165,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	1,107,500 (a)
2,355,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, due 3/1/2030	2,227,894 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Entertainment – cont'd
$2,035,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	$1,876,407 (a)
Six Flags Entertainment Corp.
425,000	5.50%, due 4/15/2027	410,099 (a)
2,280,000	7.25%, due 5/15/2031	2,275,129 (a)
880,000	Six Flags Entertainment Corp./Six Flags Theme Parks, Inc., 6.63%, due 5/1/2032	876,490 (a)(d)
WMG Acquisition Corp.
505,000	3.75%, due 12/1/2029	444,163 (a)
485,000	3.88%, due 7/15/2030	422,826 (a)
28,863,446
Environmental Control 0.6%
GFL Environmental, Inc.
135,000	3.75%, due 8/1/2025	131,281 (a)
835,000	6.75%, due 1/15/2031	841,750 (a)
Madison IAQ LLC
245,000	4.13%, due 6/30/2028	227,274 (a)
2,595,000	5.88%, due 6/30/2029	2,407,756 (a)
3,608,061
Food 1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
1,535,000	6.50%, due 2/15/2028	1,533,608 (a)
605,000	4.88%, due 2/15/2030	564,292 (a)
Performance Food Group, Inc.
70,000	6.88%, due 5/1/2025	70,000 (a)
1,700,000	5.50%, due 10/15/2027	1,645,548 (a)
485,000	4.25%, due 8/1/2029	434,744 (a)
1,930,000	TreeHouse Foods, Inc., 4.00%, due 9/1/2028	1,708,905
U.S. Foods, Inc.
1,050,000	6.88%, due 9/15/2028	1,058,937 (a)
1,170,000	4.75%, due 2/15/2029	1,090,031 (a)
640,000	4.63%, due 6/1/2030	581,969 (a)
1,055,000	7.25%, due 1/15/2032	1,077,280 (a)
9,765,314
Food Service 0.2%
995,000	TKC Holdings, Inc., 6.88%, due 5/15/2028	939,260 (a)
Forest Products & Paper 0.1%
745,000	Ahlstrom Holding 3 Oyj, 4.88%, due 2/4/2028	681,898 (a)
Healthcare - Products 1.4%
1,075,000	Bausch & Lomb Corp., 8.38%, due 10/1/2028	1,110,206 (a)
Medline Borrower LP
1,310,000	3.88%, due 4/1/2029	1,173,539 (a)
4,855,000	5.25%, due 10/1/2029	4,519,903 (a)
1,575,000	Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, due 4/1/2029	1,564,925 (a)
8,368,573
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Healthcare - Services 4.2%
CHS/Community Health Systems, Inc.
$1,890,000	5.63%, due 3/15/2027	$1,730,562 (a)
75,000	8.00%, due 12/15/2027	73,409 (a)
125,000	6.00%, due 1/15/2029	109,055 (a)
1,610,000	5.25%, due 5/15/2030	1,316,312 (a)
895,000	10.88%, due 1/15/2032	916,279 (a)
DaVita, Inc.
600,000	4.63%, due 6/1/2030	525,680 (a)
730,000	3.75%, due 2/15/2031	600,697 (a)
Encompass Health Corp.
300,000	4.50%, due 2/1/2028	281,597
775,000	4.63%, due 4/1/2031	695,922
535,000	Fortrea Holdings, Inc., 7.50%, due 7/1/2030	539,667 (a)
965,000	HealthEquity, Inc., 4.50%, due 10/1/2029	878,945 (a)
875,000	IQVIA, Inc., 5.00%, due 5/15/2027	844,730 (a)
715,000	Legacy LifePoint Health LLC, 4.38%, due 2/15/2027	669,606 (a)
LifePoint Health, Inc.
425,000	5.38%, due 1/15/2029	339,802 (a)
2,235,000	9.88%, due 8/15/2030	2,327,301 (a)
1,055,000	Molina Healthcare, Inc., 4.38%, due 6/15/2028	978,467 (a)
565,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, due 12/1/2026	562,554 (a)
1,405,000	Star Parent, Inc., 9.00%, due 10/1/2030	1,469,702 (a)
2,310,000	Surgery Center Holdings, Inc., 7.25%, due 4/15/2032	2,306,846 (a)
1,330,000	Team Health Holdings, Inc., 9.00% Cash/4.50% PIK, due 6/30/2028	1,472,975 (a)(e)
Tenet Healthcare Corp.
1,000,000	5.13%, due 11/1/2027	967,425
855,000	6.13%, due 10/1/2028	844,272
1,235,000	6.13%, due 6/15/2030	1,213,879
2,515,000	6.75%, due 5/15/2031	2,519,987 (a)
U.S. Acute Care Solutions LLC
590,000	6.38%, due 3/1/2026	597,375 (a)
1,415,000	9.75%, due 5/15/2029	1,387,598 (a)(d)
26,170,644
Holding Companies - Diversified 0.3%
1,705,000	Benteler International AG, 10.50%, due 5/15/2028	1,815,127 (a)
Home Builders 1.3%
1,330,000	Beazer Homes USA, Inc., 7.50%, due 3/15/2031	1,314,607 (a)
1,925,000	KB Home, 7.25%, due 7/15/2030	1,970,501
Mattamy Group Corp.
355,000	5.25%, due 12/15/2027	339,881 (a)
455,000	4.63%, due 3/1/2030	407,454 (a)
Shea Homes LP/Shea Homes Funding Corp.
1,105,000	4.75%, due 2/15/2028	1,037,464
1,130,000	4.75%, due 4/1/2029	1,036,638
625,000	Taylor Morrison Communities, Inc., 5.13%, due 8/1/2030	581,983 (a)
500,000	Thor Industries, Inc., 4.00%, due 10/15/2029	432,293 (a)
980,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	943,293
8,064,114
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Housewares 0.2%
Newell Brands, Inc.
$885,000	5.70%, due 4/1/2026	$870,888
695,000	6.88%, due 4/1/2036	606,713
1,477,601
Insurance 2.7%
1,840,000	Acrisure LLC/Acrisure Finance, Inc., 8.25%, due 2/1/2029	1,824,885 (a)
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
2,303,000	6.75%, due 10/15/2027	2,258,364 (a)
1,275,000	6.75%, due 4/15/2028	1,273,655 (a)
500,000	7.00%, due 1/15/2031	501,566 (a)
AmWINS Group, Inc.
710,000	6.38%, due 2/15/2029	701,404 (a)
405,000	4.88%, due 6/30/2029	368,178 (a)
AssuredPartners, Inc.
1,285,000	5.63%, due 1/15/2029	1,171,766 (a)
960,000	7.50%, due 2/15/2032	932,098 (a)
1,765,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	1,608,464 (a)
Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC
650,000	7.25%, due 2/15/2031	641,692 (a)
460,000	8.13%, due 2/15/2032	452,704 (a)
HUB International Ltd.
1,825,000	7.25%, due 6/15/2030	1,851,771 (a)
565,000	7.38%, due 1/31/2032	559,795 (a)
1,450,000	Panther Escrow Issuer LLC, 7.13%, due 6/1/2031	1,457,520 (a)
1,070,000	USI, Inc., 7.50%, due 1/15/2032	1,064,307 (a)
16,668,169
Internet 1.0%
Gen Digital, Inc.
885,000	6.75%, due 9/30/2027	888,293 (a)
980,000	7.13%, due 9/30/2030	990,111 (a)
1,240,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, due 12/1/2027	1,197,163 (a)
435,000	Match Group Holdings II LLC, 4.63%, due 6/1/2028	401,762 (a)
830,000	Newfold Digital Holdings Group, Inc., 6.00%, due 2/15/2029	622,344 (a)
2,450,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	2,130,982 (a)
6,230,655
Iron - Steel 0.7%
ATI, Inc.
885,000	5.88%, due 12/1/2027	866,865
385,000	4.88%, due 10/1/2029	358,491
875,000	7.25%, due 8/15/2030	895,106
1,255,000	Carpenter Technology Corp., 7.63%, due 3/15/2030	1,278,639
1,330,000	TMS International Corp., 6.25%, due 4/15/2029	1,225,679 (a)
4,624,780
Leisure Time 2.9%
585,000	Acushnet Co., 7.38%, due 10/15/2028	600,561 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Leisure Time – cont'd
Carnival Corp.
$1,895,000	7.63%, due 3/1/2026	$1,906,754 (a)
395,000	5.75%, due 3/1/2027	385,505 (a)
75,000	6.00%, due 5/1/2029	72,678 (a)
870,000	7.00%, due 8/15/2029	893,119 (a)
4,300,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	4,662,348 (a)
820,000	Lindblad Expeditions Holdings, Inc., 9.00%, due 5/15/2028	857,737 (a)
130,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	128,790 (a)
NCL Corp. Ltd.
340,000	5.88%, due 3/15/2026	333,139 (a)
1,715,000	5.88%, due 2/15/2027	1,675,331 (a)
225,000	NCL Finance Ltd., 6.13%, due 3/15/2028	219,550 (a)
Royal Caribbean Cruises Ltd.
1,375,000	5.50%, due 4/1/2028	1,338,379 (a)
1,465,000	9.25%, due 1/15/2029	1,564,559 (a)
Viking Cruises Ltd.
755,000	5.88%, due 9/15/2027	732,022 (a)
745,000	7.00%, due 2/15/2029	742,174 (a)
670,000	9.13%, due 7/15/2031	718,648 (a)
540,000	Viking Ocean Cruises Ship VII Ltd., 5.63%, due 2/15/2029	516,753 (a)
785,000	VOC Escrow Ltd., 5.00%, due 2/15/2028	748,636 (a)
18,096,683
Lodging 0.0%(h)
295,000	Station Casinos LLC, 4.63%, due 12/1/2031	258,578 (a)
Machinery - Construction & Mining 0.4%
1,360,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	1,363,907 (a)
1,320,000	Terex Corp., 5.00%, due 5/15/2029	1,234,924 (a)
2,598,831
Machinery - Diversified 1.4%
1,240,000	ATS Corp., 4.13%, due 12/15/2028	1,114,747 (a)
Chart Industries, Inc.
2,680,000	7.50%, due 1/1/2030	2,741,119 (a)
70,000	9.50%, due 1/1/2031	75,145 (a)
905,000	Esab Corp., 6.25%, due 4/15/2029	901,604 (a)
1,815,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,857,804 (a)
1,250,000	TK Elevator Holdco GmbH, 7.63%, due 7/15/2028	1,225,098 (a)
805,000	TK Elevator U.S. Newco, Inc., 5.25%, due 7/15/2027	770,038 (a)
8,685,555
Media 5.3%
Altice Financing SA
715,000	5.00%, due 1/15/2028	564,283 (a)
1,180,000	5.75%, due 8/15/2029	876,474 (a)
1,485,000	Cable One, Inc., 4.00%, due 11/15/2030	1,132,913 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Media – cont'd
CCO Holdings LLC/CCO Holdings Capital Corp.
$395,000	5.13%, due 5/1/2027	$370,183 (a)
2,595,000	5.00%, due 2/1/2028	2,363,214 (a)
2,740,000	6.38%, due 9/1/2029	2,511,707 (a)
1,555,000	4.75%, due 3/1/2030	1,292,120 (a)
2,165,000	4.25%, due 2/1/2031	1,694,422 (a)
735,000	7.38%, due 3/1/2031	697,468 (a)
845,000	4.75%, due 2/1/2032	664,537 (a)
1,350,000	4.50%, due 5/1/2032	1,036,552
1,105,000	4.25%, due 1/15/2034	800,585 (a)
CSC Holdings LLC
960,000	5.50%, due 4/15/2027	787,020 (a)
720,000	5.38%, due 2/1/2028	552,392 (a)
750,000	7.50%, due 4/1/2028	405,780 (a)
730,000	11.25%, due 5/15/2028	645,710 (a)
1,335,000	11.75%, due 1/31/2029	1,186,047 (a)
805,000	6.50%, due 2/1/2029	600,385 (a)
1,305,000	4.13%, due 12/1/2030	828,965 (a)
1,285,000	4.63%, due 12/1/2030	557,733 (a)
750,000	5.00%, due 11/15/2031	319,246 (a)
DISH DBS Corp.
605,000	7.75%, due 7/1/2026	379,685
715,000	5.25%, due 12/1/2026	562,264 (a)
765,000	5.13%, due 6/1/2029	307,286
1,060,000	DISH Network Corp., 11.75%, due 11/15/2027	1,068,519 (a)
McGraw-Hill Education, Inc.
730,000	5.75%, due 8/1/2028	676,982 (a)
1,540,000	8.00%, due 8/1/2029	1,414,479 (a)
685,000	Midcontinent Communications/Midcontinent Finance Corp., 5.38%, due 8/15/2027	653,928 (a)
Paramount Global
385,000	3.38%, due 2/15/2028	342,756
385,000	4.95%, due 1/15/2031	339,259
470,000	4.85%, due 7/1/2042	336,479
420,000	6.25%, due 2/28/2057	368,209 (f)
565,000	6.38%, due 3/30/2062	522,544 (f)
Sirius XM Radio, Inc.
430,000	4.00%, due 7/15/2028	383,311 (a)
770,000	5.50%, due 7/1/2029	714,743 (a)
962,000	4.13%, due 7/1/2030	815,834 (a)
1,080,000	3.88%, due 9/1/2031	868,570 (a)
1,910,000	Sunrise FinCo I BV, 4.88%, due 7/15/2031	1,663,171 (a)
555,000	Ziggo Bond Co. BV, 5.13%, due 2/28/2030	460,510 (a)
1,125,000	Ziggo BV, 4.88%, due 1/15/2030	984,426 (a)
32,750,691
Metal Fabricate - Hardware 0.2%
1,095,000	Advanced Drainage Systems, Inc., 6.38%, due 6/15/2030	1,088,585 (a)
Mining 1.7%
745,000	Alcoa Nederland Holding BV, 7.13%, due 3/15/2031	753,573 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Mining – cont'd
Arsenal AIC Parent LLC
$535,000	8.00%, due 10/1/2030	$557,024 (a)
2,015,000	11.50%, due 10/1/2031	2,243,680 (a)
First Quantum Minerals Ltd.
725,000	9.38%, due 3/1/2029	749,052 (a)
200,000	8.63%, due 6/1/2031	193,580 (a)
FMG Resources August 2006 Pty. Ltd.
865,000	4.38%, due 4/1/2031	761,583 (a)
370,000	6.13%, due 4/15/2032	358,269 (a)
Hudbay Minerals, Inc.
1,555,000	4.50%, due 4/1/2026	1,503,910 (a)
1,250,000	6.13%, due 4/1/2029	1,223,554 (a)
775,000	Kaiser Aluminum Corp., 4.50%, due 6/1/2031	678,809 (a)
1,045,000	Novelis Corp., 4.75%, due 1/30/2030	956,197 (a)
515,000	Taseko Mines Ltd., 8.25%, due 5/1/2030	523,229 (a)
10,502,460
Miscellaneous Manufacturer 0.4%
440,000	Amsted Industries, Inc., 5.63%, due 7/1/2027	427,760 (a)
525,000	Calderys Financing LLC, 11.25%, due 6/1/2028	557,433 (a)
1,185,000	Hillenbrand, Inc., 6.25%, due 2/15/2029	1,175,708
2,160,901
Oil & Gas 4.6%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
230,000	8.25%, due 12/31/2028	234,684 (a)
1,620,000	5.88%, due 6/30/2029	1,543,841 (a)
Borr IHC Ltd./Borr Finance LLC
905,000	10.00%, due 11/15/2028	935,520 (a)
1,015,000	10.38%, due 11/15/2030	1,054,106 (a)
560,000	Chesapeake Energy Corp., 6.75%, due 4/15/2029	559,566 (a)
Civitas Resources, Inc.
1,485,000	8.38%, due 7/1/2028	1,549,128 (a)
895,000	8.63%, due 11/1/2030	952,398 (a)
1,305,000	8.75%, due 7/1/2031	1,384,268 (a)
Comstock Resources, Inc.
1,580,000	6.75%, due 3/1/2029	1,504,336 (a)
670,000	6.75%, due 3/1/2029	630,408 (a)
1,920,000	5.88%, due 1/15/2030	1,748,681 (a)
1,195,000	Crescent Energy Finance LLC, 7.63%, due 4/1/2032	1,199,457 (a)
700,000	Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, due 10/1/2030	732,192 (a)
Hilcorp Energy I LP/Hilcorp Finance Co.
705,000	6.25%, due 11/1/2028	694,631 (a)
492,000	5.75%, due 2/1/2029	472,631 (a)
845,000	6.00%, due 4/15/2030	809,078 (a)
478,000	6.00%, due 2/1/2031	456,319 (a)
945,000	8.38%, due 11/1/2033	1,013,709 (a)
Nabors Industries Ltd.
155,000	7.25%, due 1/15/2026	153,520 (a)
215,000	7.50%, due 1/15/2028	203,852 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Oil & Gas – cont'd
Nabors Industries, Inc.
$1,315,000	7.38%, due 5/15/2027	$1,303,237 (a)
610,000	9.13%, due 1/31/2030	629,023 (a)
Northern Oil & Gas, Inc.
975,000	8.13%, due 3/1/2028	986,362 (a)
130,000	8.75%, due 6/15/2031	136,747 (a)
Permian Resources Operating LLC
725,000	5.38%, due 1/15/2026	716,430 (a)
1,370,000	5.88%, due 7/1/2029	1,331,447 (a)
875,000	7.00%, due 1/15/2032	891,988 (a)
2,365,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	2,179,955 (a)
Sunoco LP
405,000	7.00%, due 5/1/2029	411,313 (a)
350,000	7.25%, due 5/1/2032	355,480 (a)
Transocean, Inc.
860,000	8.25%, due 5/15/2029	855,045 (a)
860,000	8.50%, due 5/15/2031	856,112 (a)
28,485,464
Oil & Gas Services 0.3%
630,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	632,458 (a)
1,125,000	USA Compression Partners LP/USA Compression Finance Corp., 7.13%, due 3/15/2029	1,117,805 (a)
1,750,263
Packaging & Containers 2.0%
1,120,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 4.00%, due 9/1/2029	923,238 (a)
485,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, due 8/15/2026	404,178 (a)
1,130,000	Berry Global, Inc., 5.63%, due 7/15/2027	1,102,040 (a)
560,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	547,977
Mauser Packaging Solutions Holding Co.
1,320,000	7.88%, due 4/15/2027	1,344,750 (a)
2,905,000	9.25%, due 4/15/2027	2,846,828 (a)
1,195,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	1,099,769 (a)
180,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	167,003 (a)
1,205,000	Trident TPI Holdings, Inc., 12.75%, due 12/31/2028	1,304,010 (a)
Trivium Packaging Finance BV
1,225,000	5.50%, due 8/15/2026	1,203,864 (a)
1,150,000	8.50%, due 8/15/2027	1,138,802 (a)
12,082,459
Pharmaceuticals 0.7%
1,295,000	180 Medical, Inc., 3.88%, due 10/15/2029	1,146,599 (a)
Bausch Health Cos., Inc.
800,000	5.50%, due 11/1/2025	745,159 (a)
560,000	9.00%, due 12/15/2025	529,100 (a)
585,000	6.13%, due 2/1/2027	428,513 (a)
345,000	5.75%, due 8/15/2027	238,050 (a)
930,000	Teva Pharmaceutical Finance Netherlands III BV, 7.88%, due 9/15/2029	976,385
4,063,806
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Pipelines 5.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
$1,135,000	5.75%, due 3/1/2027	$1,114,352 (a)
840,000	5.38%, due 6/15/2029	799,313 (a)
1,105,000	6.63%, due 2/1/2032	1,101,669 (a)
CQP Holdco LP/BIP-V Chinook Holdco LLC
2,220,000	5.50%, due 6/15/2031	2,040,039 (a)
1,055,000	7.50%, due 12/15/2033	1,061,477 (a)
2,345,000	DT Midstream, Inc., 4.13%, due 6/15/2029	2,125,435 (a)
EQM Midstream Partners LP
360,000	4.13%, due 12/1/2026	344,445
510,000	7.50%, due 6/1/2027	519,601 (a)
520,000	6.50%, due 7/1/2027	520,722 (a)
855,000	4.50%, due 1/15/2029	791,070 (a)
970,000	6.38%, due 4/1/2029	960,955 (a)
425,000	7.50%, due 6/1/2030	445,643 (a)
Genesis Energy LP/Genesis Energy Finance Corp.
465,000	6.25%, due 5/15/2026	461,038
1,000,000	7.75%, due 2/1/2028	999,775
970,000	8.25%, due 1/15/2029	983,680
Harvest Midstream I LP
1,550,000	7.50%, due 9/1/2028	1,554,247 (a)
575,000	7.50%, due 5/15/2032	575,713 (a)(d)
505,000	Hess Midstream Operations LP, 5.50%, due 10/15/2030	482,848 (a)
Howard Midstream Energy Partners LLC
1,250,000	6.75%, due 1/15/2027	1,233,226 (a)
620,000	8.88%, due 7/15/2028	649,374 (a)
2,430,000	ITT Holdings LLC, 6.50%, due 8/1/2029	2,194,820 (a)
2,285,000	Kinetik Holdings LP, 5.88%, due 6/15/2030	2,209,308 (a)
New Fortress Energy, Inc.
1,215,000	6.50%, due 9/30/2026	1,161,861 (a)
560,000	8.75%, due 3/15/2029	546,140 (a)
NGL Energy Operating LLC/NGL Energy Finance Corp.
635,000	8.13%, due 2/15/2029	645,109 (a)
535,000	8.38%, due 2/15/2032	543,641 (a)
735,000	NuStar Logistics LP, 6.00%, due 6/1/2026	729,343
1,050,000	Prairie Acquiror LP, 9.00%, due 8/1/2029	1,072,481 (a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
570,000	6.00%, due 3/1/2027	555,220 (a)
385,000	5.50%, due 1/15/2028	365,527 (a)
815,000	7.38%, due 2/15/2029	815,894 (a)
460,000	6.00%, due 12/31/2030	432,706 (a)
360,000	6.00%, due 9/1/2031	334,232 (a)
Venture Global Calcasieu Pass LLC
860,000	3.88%, due 8/15/2029	759,838 (a)
625,000	4.13%, due 8/15/2031	545,483 (a)
Venture Global LNG, Inc.
1,135,000	8.13%, due 6/1/2028	1,160,501 (a)
1,530,000	9.50%, due 2/1/2029	1,644,539 (a)
270,000	8.38%, due 6/1/2031	277,077 (a)
340,000	9.88%, due 2/1/2032	362,816 (a)
35,121,158
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Real Estate 0.6%
$1,590,000	Cushman & Wakefield U.S. Borrower LLC, 8.88%, due 9/1/2031	$1,649,868 (a)
1,840,000	Greystar Real Estate Partners LLC, 7.75%, due 9/1/2030	1,895,167 (a)
415,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.75%, due 1/15/2029	289,677 (a)
3,834,712
Real Estate Investment Trusts 4.2%
1,500,000	Blackstone Mortgage Trust, Inc., 3.75%, due 1/15/2027	1,343,817 (a)
720,000	EPR Properties, 3.75%, due 8/15/2029	625,105
Iron Mountain, Inc.
1,114,000	5.25%, due 3/15/2028	1,065,885 (a)
595,000	5.00%, due 7/15/2028	560,719 (a)
650,000	4.88%, due 9/15/2029	599,798 (a)
400,000	5.25%, due 7/15/2030	371,255 (a)
MPT Operating Partnership LP/MPT Finance Corp.
1,365,000	5.25%, due 8/1/2026	1,243,272
1,330,000	5.00%, due 10/15/2027	1,087,887
1,695,000	Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/2028	1,445,839 (a)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer
1,240,000	5.88%, due 10/1/2028	1,200,084 (a)
895,000	4.88%, due 5/15/2029	818,956 (a)
RHP Hotel Properties LP/RHP Finance Corp.
1,110,000	7.25%, due 7/15/2028	1,127,208 (a)
1,085,000	4.50%, due 2/15/2029	998,011 (a)
1,335,000	6.50%, due 4/1/2032	1,308,381 (a)
1,920,000	RLJ Lodging Trust LP, 4.00%, due 9/15/2029	1,665,213 (a)
Service Properties Trust
1,465,000	5.50%, due 12/15/2027	1,382,343
905,000	3.95%, due 1/15/2028	772,159
1,710,000	8.63%, due 11/15/2031	1,795,912 (a)
Starwood Property Trust, Inc.
1,255,000	4.38%, due 1/15/2027	1,162,260 (a)
1,155,000	7.25%, due 4/1/2029	1,139,404 (a)
1,740,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	1,805,128 (a)
675,000	VICI Properties LP/VICI Note Co., Inc., 4.13%, due 8/15/2030	601,639 (a)
XHR LP
705,000	6.38%, due 8/15/2025	704,223 (a)
1,020,000	4.88%, due 6/1/2029	931,016 (a)
25,755,514
Retail 3.5%
1011778 BC ULC/New Red Finance, Inc.
895,000	3.88%, due 1/15/2028	825,649 (a)
570,000	4.00%, due 10/15/2030	491,553 (a)
895,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/2029	809,272 (a)
1,655,000	Bath & Body Works, Inc., 6.63%, due 10/1/2030	1,653,765 (a)
1,030,000	Beacon Roofing Supply, Inc., 6.50%, due 8/1/2030	1,028,222 (a)
2,127,946	Carvana Co., 9.00% Cash/12.00% PIK, due 12/1/2028	2,084,241 (a)(e)
1,185,000	Foundation Building Materials, Inc., 6.00%, due 3/1/2029	1,044,331 (a)
1,170,000	Gap, Inc., 3.63%, due 10/1/2029	990,007 (a)
1,580,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	1,459,556 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Retail – cont'd
LCM Investments Holdings II LLC
$560,000	4.88%, due 5/1/2029	$511,461 (a)
495,000	8.25%, due 8/1/2031	514,201 (a)
Macy's Retail Holdings LLC
630,000	5.88%, due 4/1/2029	607,428 (a)
340,000	5.88%, due 3/15/2030	324,085 (a)
260,000	6.13%, due 3/15/2032	245,938 (a)
1,150,000	4.50%, due 12/15/2034	980,068
278,000	5.13%, due 1/15/2042	234,018
Murphy Oil USA, Inc.
615,000	4.75%, due 9/15/2029	572,558
280,000	3.75%, due 2/15/2031	240,370 (a)
970,000	Nordstrom, Inc., 5.00%, due 1/15/2044	736,296
PetSmart, Inc./PetSmart Finance Corp.
615,000	4.75%, due 2/15/2028	567,552 (a)
1,335,000	7.75%, due 2/15/2029	1,268,896 (a)
Staples, Inc.
1,010,000	7.50%, due 4/15/2026	973,758 (a)
365,000	10.75%, due 4/15/2027	335,896 (a)
Walgreens Boots Alliance, Inc.
550,000	3.45%, due 6/1/2026	519,979
380,000	4.50%, due 11/18/2034	326,910
400,000	4.80%, due 11/18/2044	323,192
710,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	685,958 (a)
380,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	380,146 (a)(e)
Yum! Brands, Inc.
670,000	4.75%, due 1/15/2030	627,002 (a)
260,000	4.63%, due 1/31/2032	234,062
21,596,370
Semiconductors 0.1%
875,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	873,660 (a)
Software 2.3%
3,230,000	AthenaHealth Group, Inc., 6.50%, due 2/15/2030	2,907,798 (a)
395,000	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, due 6/15/2029	406,378 (a)
185,000	Central Parent, Inc./CDK Global, Inc., 7.25%, due 6/15/2029	187,025 (a)
Cloud Software Group, Inc.
1,540,000	6.50%, due 3/31/2029	1,460,618 (a)
1,335,000	9.00%, due 9/30/2029	1,284,611 (a)
575,000	Fair Isaac Corp., 5.25%, due 5/15/2026	564,675 (a)
865,000	Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 8.75%, due 5/1/2029	866,712 (a)(d)
Open Text Holdings, Inc.
805,000	4.13%, due 2/15/2030	707,022 (a)
1,005,000	4.13%, due 12/1/2031	861,360 (a)
3,669,825	Rackspace Finance LLC, 3.50%, due 5/15/2028	1,742,800 (a)
2,810,000	UKG, Inc., 6.88%, due 2/1/2031	2,815,355 (a)
350,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, due 2/1/2029	308,929 (a)
14,113,283
Telecommunications 3.7%
705,000	Altice France Holding SA, 6.00%, due 2/15/2028	205,659 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Telecommunications – cont'd
Altice France SA
$680,000	8.13%, due 2/1/2027	$511,946 (a)
1,750,000	5.50%, due 1/15/2028	1,182,300 (a)
1,320,000	5.50%, due 10/15/2029	863,656 (a)
770,000	Ciena Corp., 4.00%, due 1/31/2030	675,309 (a)
CommScope Technologies LLC
370,000	6.00%, due 6/15/2025	292,300 (a)
1,635,000	5.00%, due 3/15/2027	555,948 (a)
CommScope, Inc.
765,000	6.00%, due 3/1/2026	683,719 (a)
370,000	8.25%, due 3/1/2027	142,644 (a)
650,000	4.75%, due 9/1/2029	453,375 (a)
Frontier Communications Holdings LLC
1,210,000	5.88%, due 10/15/2027	1,160,582 (a)
905,000	5.00%, due 5/1/2028	832,589 (a)
2,655,000	5.88%, due 11/1/2029	2,216,730
1,440,000	8.75%, due 5/15/2030	1,466,107 (a)
Iliad Holding SASU
1,010,000	6.50%, due 10/15/2026	1,005,055 (a)
1,845,000	7.00%, due 10/15/2028	1,803,817 (a)
355,000	8.50%, due 4/15/2031	358,106 (i)
Level 3 Financing, Inc.
1,039,000	4.88%, due 6/15/2029	652,231 (a)
1,459,893	11.00%, due 11/15/2029	1,489,819 (a)
1,323,000	10.50%, due 5/15/2030	1,310,989 (a)
770,000	10.75%, due 12/15/2030	771,497 (a)
Telecom Italia Capital SA
665,000	6.38%, due 11/15/2033	587,525
720,000	7.20%, due 7/18/2036	652,210
355,000	7.72%, due 6/4/2038	330,062
315,000	U.S. Cellular Corp., 6.70%, due 12/15/2033	307,379
Viasat, Inc.
485,000	5.63%, due 4/15/2027	443,793 (a)
585,000	6.50%, due 7/15/2028	447,180 (a)
1,250,000	Vmed O2 U.K. Financing I PLC, 4.75%, due 7/15/2031	1,043,211 (a)
530,000	Zayo Group Holdings, Inc., 4.00%, due 3/1/2027	421,860 (a)
22,867,598
Transportation 0.5%
305,000	Genesee & Wyoming, Inc., 6.25%, due 4/15/2032	303,137 (a)
2,695,000	XPO, Inc., 7.13%, due 2/1/2032	2,710,637 (a)
3,013,774
Trucking & Leasing 0.5%
1,012,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,006,142 (a)(f)
1,985,000	Fortress Transportation & Infrastructure Investors LLC, 7.00%, due 5/1/2031	1,995,723 (a)
3,001,865
Total Corporate Bonds (Cost $550,468,940)		548,923,687
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Loan Assignments(b)4.3%
Automotive 0.1%
$732,775	First Brands Group LLC, Second Lien Term Loan, (3 mo. USD Term SOFR + 8.50%), 14.14%, due 3/30/2028	$692,472 (j)
Business Equipment & Services 0.1%
51,431	Cyxtera DC Holdings, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.00%), 10.50%, due 1/16/2025	51,431 (c)(j)(k)
350,000	Veritiv Corp., Term Loan B, (3 mo. USD Term SOFR + 5.00%), 10.31%, due 11/30/2030	349,825
		401,256
Commercial Services 0.1%(h)
374,055	Neptune Bidco U.S., Inc., Term Loan B, (3 mo. USD Term SOFR), due 4/11/2029	350,782 (i)(l)
Construction & Engineering 0.1%
	Groundworks LLC
567,835	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 3/14/2031	568,732
9,058	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 3/14/2031	9,072
		577,804
Containers & Glass Products 0.2%
1,419,275	Trident TPI Holdings, Inc., Term Loan B6, (3 mo. USD Term SOFR + 4.00%), 9.30%, due 9/15/2028	1,420,751
Diversified Insurance 0.1%
650,000	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.41%, due 10/1/2027	618,923
Electronics - Electrical 0.4%
628,393	Cloudera, Inc., Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 10/8/2028	624,987
783,864	Rackspace Technology Global, Inc., First Lien Term Loan, (1 mo. USD Term SOFR + 6.25%), 11.55%, due 5/15/2028	780,925
1,210,000	VS Buyer LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 4/14/2031	1,212,299
		2,618,211
Energy Equipment & Services 0.1%
415,000	PG Investment Co. 59 SARL, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.81%, due 3/26/2031	416,382
Health Care 0.6%
1,127,112	Aveanna Healthcare LLC, Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.19%, due 7/17/2028	1,081,678
	National Mentor Holdings, Inc.
761,156	Term Loan, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 9.16% – 9.17%, due 3/2/2028	691,875 (m)
21,882	Term Loan C, (3 mo. USD Term SOFR + 3.75%), 9.16%, due 3/2/2028	19,891
1,730,585	Parexel International Corp., First Lien Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 11/15/2028	1,735,102 (i)(l)
		3,528,546
Health Care Technology 0.4%
2,828,000	Cotiviti Corp., Term Loan B, due 2/21/2031	2,802,067 (i)(l)
Industrial Equipment 0.3%
1,763,762	Engineered Machinery Holdings, Inc., Second Lien Term Loan, (3 mo. USD Term SOFR + 6.00%), 11.57%, due 5/21/2029	1,751,645
Insurance 0.1%
875,000	Truist Insurance Holdings LLC, Second Lien Term Loan, (1 mo. USD Term SOFR), due 3/8/2032	882,114 (i)(l)
Life Sciences Tools & Services 0.2%
1,440,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.31%, due 9/27/2030	1,439,107
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Nonferrous Metals - Minerals 0.3%
$1,686,177	U.S. Silica Co., Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 3/25/2030	$1,688,284
Oil & Gas 0.3%
695,000	Prairie ECI Acquiror LP, Term Loan, (1 mo. USD Term SOFR), due 8/1/2029	695,174 (i)(l)
1,138,782	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.34%, due 6/22/2026	1,140,854
		1,836,028
Pipelines 0.2%
1,211,962	New Fortress Energy, Inc., Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.33%, due 10/27/2028	1,216,726
Telecommunications 0.0%(h)
114,268	Lumen Technologies, Inc., Term Loan A, (1 mo. USD Term SOFR), due 6/1/2028	96,556 (i)(l)
Trading Companies & Distributors 0.2%
1,083,679	Fastlane Parent Co., Inc., Term Loan B, (1 mo. USD Term SOFR + 4.50%), 9.82%, due 9/29/2028	1,086,389
Utilities 0.5%
1,040,000	Calpine Corp., Term Loan B10, (1 mo. USD Term SOFR), due 1/31/2031	1,038,503 (i)(l)
	Lightstone Holdco LLC
1,767,826	Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.08%, due 1/29/2027	1,705,952
99,980	Term Loan C, (3 mo. USD Term SOFR + 5.75%), 11.08%, due 1/29/2027	96,480
		2,840,935
Total Loan Assignments (Cost $25,897,205)		26,264,978

Convertible Bonds 0.1%
Media 0.1%
1,420,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $1,353,399)	866,197
Number of Shares

Short-Term Investments 4.9%
Investment Companies 4.9%
30,106,026	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25%(n) (Cost $30,106,026)	30,106,026
Total Investments 100.8% (Cost $623,703,993)		622,448,560
Liabilities Less Other Assets (0.8)%		(4,753,609)(o)
Net Assets 100.0%		$617,694,951

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $509,663,173, which represents 82.5% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
(c)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $2,051,442, which represents 0.3% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
(d)	When-issued security. Total value of all such securities at April 30, 2024 amounted to $5,707,041, which represents 0.9% of net assets of the Fund.
(e)	Payment-in-kind (PIK) security.
(f)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(g)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(h)	Represents less than 0.05% of net assets of the Fund.
(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)	Value determined using significant unobservable inputs.
(k)	Defaulted security.
(l)	All or a portion of this security had not settled as of April 30, 2024 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(m)	The stated interest rates represent the range of rates at April 30, 2024 of the underlying contracts within the Loan Assignment.
(n)	Represents 7-day effective yield as of April 30, 2024.
(o)	As of April 30, 2024, the value of unfunded loan commitments was $95,603 for the Fund (see Note A of the Notes to Financial Statements).
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$507,797,799	82.2%
Canada	17,928,420	2.9%
France	9,636,352	1.6%
Cayman Islands	9,355,155	1.5%
United Kingdom	8,813,024	1.4%
Germany	7,685,366	1.2%
Netherlands	5,450,773	0.9%
Luxembourg	4,670,539	0.8%
Ireland	2,419,804	0.4%
Bermuda	2,411,374	0.4%
Jersey	2,004,558	0.3%
Mexico	1,989,626	0.3%
Austria	1,815,127	0.3%
Chile	1,754,709	0.3%
Switzerland	1,716,750	0.3%
Czech Republic	1,602,594	0.3%
Italy	1,569,797	0.2%
Australia	1,119,852	0.2%
Israel	976,385	0.2%
Zambia	942,632	0.1%
Finland	681,898	0.1%
Short-Term Investments and Other Liabilities—Net	25,352,417	4.1%
	$617,694,951	100.0%
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Mortgage-Backed Securities#	$—	$2,516,585	$—	$2,516,585
Asset-Backed Securities	—	13,771,087	—	13,771,087
Corporate Bonds#	—	548,923,687	—	548,923,687
Loan Assignments
Automotive	—	—	692,472	692,472
Business Equipment & Services	—	349,825	51,431	401,256
Other Loan Assignments#	—	25,171,250	—	25,171,250
Total Loan Assignments	—	25,521,075	743,903	26,264,978
Convertible Bonds#	—	866,197	—	866,197
Short-Term Investments	—	30,106,026	—	30,106,026
Total Investments	$—	$621,704,657	$743,903	$622,448,560

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2024
Investments in Securities:
Loan Assignments(1)	$7,331	$4	$(344)	$743	$773	$(6,868)	$816	$(1,711)	$744	$743
Total	$7,331	$4	$(344)	$743	$773	$(6,868)	$816	$(1,711)	$744	$743
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
Loan Assignments(a)0.1%
Oil, Gas & Consumable Fuels 0.1%
	Rialto Bioenergy Facility LLC
$57,580	Term Loan, (1 mo. USD Term SOFR + 10.00%), 15.32%, due 6/6/2024	$0 #(b)(c)
45,067	Term Loan DIP, (1 mo. USD Term SOFR + 10.00%), 15.32%, due 6/6/2024	45,067 #(b)(c)
		45,067

Total Loan Assignments (Cost $102,446)		45,067
Municipal Notes 101.2%
Alabama 2.1%
200,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 7), Series 2021-C-1, 4.00%, due 12/1/2026	199,628
1,000,000	Energy Southeast A Cooperative District Revenue, Series 2024-B, 5.25%, due 7/1/2054 Putable 6/1/2032	1,057,585
100,000	Mobile Industrial Development Board Revenue (Alabama Power Co. Barry Plant Project), Series 2009-A, 3.70%, due 6/1/2034	100,000 (d)
		1,357,213
American Samoa 1.1%
750,000	American Samoa Economic Development Authority General Revenue, Series 2021-A, 5.00%, due 9/1/2038	729,269 (e)
Arizona 5.1%
300,000	Arizona Industrial Development Authority Revenue Refunding (Phoenix Children's Hospital), (LOC: JP Morgan Chase Bank N.A.), Series 2019-A, 3.70%, due 2/1/2048	300,000 (d)
500,000	Maricopa County Industrial Development Authority Education Refunding Revenue (Paradise School Project Paragon Management, Inc.), Series 2016, 5.00%, due 7/1/2036	502,984 (e)
1,500,000	Maricopa County Industrial Development Authority Exempt Facility Revenue (Commercial Metals Co. Project), Series 2022, 4.00%, due 10/15/2047	1,283,663 (e)
170,000	Navajo Nation Refunding Revenue, Series 2015-A, 5.00%, due 12/1/2025	171,512 (e)
500,000	Phoenix Industrial Development Authority Education Refunding Revenue (Great Hearts Academies), Series 2016-A, 5.00%, due 7/1/2046	458,697
500,000	Pima County Industrial Development Authority Education Refunding Revenue (American Leadership Academy Project), Series 2015, 5.38%, due 6/15/2035	503,649 (e)
		3,220,505
California 8.4%
265,000	California County Tobacco Securitization Agency Refunding Revenue, Series 2020-B-1, 5.00%, due 6/1/2049	269,292
	California Housing Finance Agency Municipal Certificate
927,844	Series 2019-A, 4.25%, due 1/15/2035	908,381
476,775	Series 2021-1-A, 3.50%, due 11/20/2035	440,516
250,000	California Municipal Finance Authority Charter School Lease Revenue (Santa Rosa Academy Project), Series 2015, 5.13%, due 7/1/2035	251,642 (e)
	California Municipal Finance Authority Charter School Revenue (John Adams Academics Project)
215,000	Series 2015-A, 4.50%, due 10/1/2025	213,930
400,000	Series 2019-A, 5.00%, due 10/1/2049	373,273 (e)
500,000	California Municipal Finance Authority Charter School Revenue (Palmdale Aerospace Academy Project), Series 2016, 5.00%, due 7/1/2031	505,645 (e)
400,000	California Municipal Finance Authority Revenue (Baptist University), Series 2015-A, 5.00%, due 11/1/2030	403,994 (e)
470,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Aemerage Redak Services Southern California LLC Project), Series 2016, 7.00%, due 12/1/2027	15,886 (e)(f)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
California – cont'd
$245,111	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Calplant I Green Bond Project), Series 2019, 7.50%, due 12/1/2039	$25 (e)(f)
195,588	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Green Bond-Rialto Bioenergy Facility LLC Project), Series 2019, 7.50%, due 12/1/2040	0 #(b)(c)(f)
500,000	California State School Finance Authority Charter School Revenue (Downtown College Prep-Obligation Group), Series 2016, 4.75%, due 6/1/2036	491,704 (e)
600,000	California State School Finance Authority Charter School Revenue (Rocketship Education), Series 2016-A, 5.00%, due 6/1/2031	604,152 (e)
400,000	California Statewide Communities Development Authority Revenue Refunding (Lancer Education Student Housing Project), Series 2016-A, 5.00%, due 6/1/2036	403,441 (e)
55,000	California Statewide Communities Development Authority Special Tax Revenue Refunding (Community Facility District No. 2007-01 Orinda Wilder Project), Series 2015, 4.50%, due 9/1/2025	55,133
500,000	Chino Valley Unified School District General Obligation, Series 2020-B, (AGM Insured), 3.38%, due 8/1/2050	415,816
		5,352,830
Colorado 3.8%
307,000	Crystal Crossing Metropolitan District Refunding General Obligation, Series 2016, 4.50%, due 12/1/2026	302,348
	Park Creek Metropolitan District Refunding Tax Allocation Revenue (Senior Ltd. Property Tax Supported)
250,000	Series 2015-A, 5.00%, due 12/1/2034	253,346
175,000	Series 2015-A, 5.00%, due 12/1/2035	176,888
500,000	Series 2015-A, 5.00%, due 12/1/2045	490,387
300,000	Platte River Metropolitan District General Obligation Refunding, Series 2023-A, 6.50%, due 8/1/2053	304,779 (e)
1,300,000	Pueblo Urban Renewal Authority Tax Increment Revenue (Evraz Project), Series 2021-A, 4.75%, due 12/1/2045	865,902 (e)
		2,393,650
Florida 5.5%
200,000	Capital Trust Agency Senior Living Revenue (H-Bay Ministries, Inc. Superior Residences-Third Tier), Series 2018-C, 7.50%, due 7/1/2053	2,000 (e)(f)
500,000	Capital Trust Agency Senior Living Revenue (Wonderful Foundations School Project), Series 2020-A-1, 5.00%, due 1/1/2055	412,742 (e)
650,000	Florida Development Finance Corp. Education Facilities Revenue Refunding (Pepin Academies, Inc.), Series 2016-A, 5.00%, due 7/1/2036	633,001
1,000,000	Florida Development Finance Corp. Revenue Refunding (Brightline Florida Passenger Rail Expansion Project), Series 2024, 5.50%, due 7/1/2053	1,035,588 (g)
450,000	Florida State Development Finance Corp. Education Facilities Revenue (Renaissance Charter School, Inc. Project), Series 2015-A, 6.00%, due 6/15/2035	454,889 (e)
130,000	Florida State Housing Finance Corp. Revenue, Series 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	127,116
955,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.70%, due 5/1/2050	822,491
		3,487,827
Georgia 3.3%
1,400,000	Main Street Natural Gas, Inc. Gas Supply Revenue, Series 2022-C, 4.00%, due 8/1/2052 Putable 11/1/2027	1,358,966 (e)
700,000	Municipal Electric Authority of Georgia Revenue (Plant Vogtle Units 3 & 4 Project M Bonds), Series 2023-A, 5.50%, due 7/1/2064	727,185
		2,086,151
Guam 0.6%
350,000	Guam Power Authority Revenue, Series 2022-A, 5.00%, due 10/1/2034	373,085
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Hawaii 0.4%
$250,000	Hawaii State Department of Budget & Finance Special Purpose Revenue Refunding, Series 2015-A, 5.00%, due 1/1/2035	$231,726 (e)
Illinois 3.7%
700,000	Chicago General Obligation, Series 2023-A, 5.50%, due 1/1/2043	736,263
200,000	Chicago O'Hare International Airport Special Facility Revenue (Trips Obligated Group), Series 2018, 5.00%, due 7/1/2048	196,929
155,000	Chicago Waterworks Revenue (Second Lien Project), Series 2014, 5.00%, due 11/1/2027	155,665
400,000	Illinois Finance Authority Charter School Revenue (Intrinsic School-Belmont School Project), Series 2015-A, 5.75%, due 12/1/2035	403,074 (e)
425,000	Illinois Finance Authority Revenue Refunding (Rosalind Franklin University of Medicine & Science), Series 2017-A, 5.00%, due 8/1/2047	410,582
500,000	Upper Illinois River Valley Development Authority Revenue Refunding (Cambridge Lakes Learning Center), Series 2017-A, 5.25%, due 12/1/2047	453,539 (e)
		2,356,052
Indiana 2.1%
650,000	Indiana State Finance Authority Revenue (Greencroft Obligation Group), Series 2021-A, 4.00%, due 11/15/2043	543,051
750,000	Indianapolis Local Public Improvement Bond Bank Revenue (Convention Center Hotel), Series 2023-E, 6.00%, due 3/1/2053	812,283
		1,355,334
Kansas 0.2%
105,000	Goddard Kansas Sales Tax Special Obligation Revenue (Olympic Park Star Bond Project), Series 2019, 3.60%, due 6/1/2030	101,241
Kentucky 2.6%
405,000	Kentucky Economic Development Finance Authority (Senior Next Generation Information Highway Project), Series 2015-A, 4.00%, due 7/1/2029	399,687
500,000	Kentucky Economic Development Finance Authority Revenue Refunding (Owensboro Health), Series 2017-A, 5.00%, due 6/1/2041	502,212
900,000	Kentucky Municipal Power Agency Power System Revenue Refunding (Prairie Saint Project), Series 2019, 4.00%, due 9/1/2045	782,008
		1,683,907
Louisiana 1.0%
270,354	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (Lafourche Parish Gomesa Project), Series 2019, 3.95%, due 11/1/2043	241,433 (e)
400,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding (Westside Habilitation Center Project), Series 2017-A, 5.75%, due 2/1/2032	383,105 (e)
		624,538
Maine 1.4%
1,000,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	687,922 (e)
200,000	Maine State Finance Authority Solid Waste Disposal Revenue (Casella Waste System Project), Series 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	200,489 (e)
		888,411
Maryland 0.6%
	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project)
250,000	Series 2019-A, 3.63%, due 6/1/2046	199,806 (e)
200,000	Series 2022, 5.00%, due 6/1/2051	192,400
		392,206
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Massachusetts 0.9%
	Massachusetts State Education Financing Authority Revenue
$250,000	Series 2023-B, 4.25%, due 7/1/2044	$241,556
350,000	Series 2023-C, 5.00%, due 7/1/2053	326,498
		568,054
Minnesota 1.1%
500,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project), Series 2015-A, 5.25%, due 7/1/2050	430,761
300,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Twin Cities Academy Project), Series 2015-A, 5.00%, due 7/1/2035	292,374
		723,135
Mississippi 0.4%
285,000	Mississippi Development Bank Special Obligation (Jackson Co. Gomesa Project), Series 2021, 3.63%, due 11/1/2036	261,013 (e)
Montana 1.1%
1,000,000	Gallatin County Industrial Development Revenue (Bozeman Fiber Project), Series 2021-A, 4.00%, due 10/15/2051	702,153 (e)
Nevada 0.8%
500,000	Director of the State of Nevada Department of Business & Industrial Revenue (Somerset Academy), Series 2015-A, 5.13%, due 12/15/2045	481,294 (e)
New Hampshire 0.9%
750,000	New Hampshire Business Finance Authority Revenue (Green Bond), Series 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	593,388 (e)
New York 10.2%
2,945,000	Nassau County Industrial Development Agency Revenue Refunding (Cold Spring), (LOC: TD Bank N.A.), Series 1999, 3.75%, due 1/1/2034	2,945,000 (d)
200,000	New York City Municipal Water Finance Authority Water & Sewer System Refunding Revenue (Second General Resolution Revenue Bonds), Series 2022-DD, 3.90%, due 6/15/2033	200,000 (d)
1,285,000	New York General Obligation, (LOC: U.S. Bank N.A.), Series 2008-L4, 3.75%, due 4/1/2038	1,285,000 (d)
325,000	New York State Transportation Development Corp. Special Facility Revenue (Delta Airlines, Inc.-LaGuardia Airport Terminal C & D Redevelopment), Series 2018, 5.00%, due 1/1/2028	337,263
200,000	New York State Transportation Development Corp. Special Facility Revenue Refunding (American Airlines, Inc., John F. Kennedy International Airport Project), Series 2021, 3.00%, due 8/1/2031	187,444
200,000	Oneida Indian Nation of New York Revenue, Series 2024-B, 6.00%, due 9/1/2043	211,088 (e)
500,000	Westchester County Local Development Corp. Revenue (Purchase Senior Learning Community, Inc. Project), Series 2021-A, 5.00%, due 7/1/2056	456,142 (e)
420,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2051	412,684
420,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2039	422,516
		6,457,137
Ohio 8.3%
450,000	Akron Bath Copley Joint Township Hospital District (Summa Health Systems Obligation), Series 2020, 4.00%, due 11/15/2035	426,584
400,000	Buckeye Tobacco Settlement Finance Authority Asset-Backed Senior Refunding Revenue, Series 2020-B-2, 5.00%, due 6/1/2055	362,108
730,000	Cleveland-Cuyahoga County Port Authority Tax Increment Finance Revenue Refunding (Senior-Flats East Bank Project), Series 2021-A, 4.00%, due 12/1/2055	573,787 (e)
500,000	Ohio State Air Quality Development Authority (Ohio Valley Electric Corp. Project), Series 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	489,190
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Ohio – cont'd
$1,500,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	$1,375,429 (e)
1,500,000	Ohio State Air Quality Development Authority Revenue (Ohio Valley Electric Corp. Project), Series 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,312,560
750,000	Ohio State Air Quality Development Authority Revenue Refunding (Ohio Valley Electric Corp. Project), Series 2019-A, 3.25%, due 9/1/2029	708,455
		5,248,113
Oregon 1.5%
500,000	Portland General Obligation (Transportation Project), Series 2022-A, 2.25%, due 10/1/2041	349,830
750,000	Yamhill County Hospital Authority Refunding Revenue (Friends View), Series 2021-A, 5.00%, due 11/15/2051	585,243
		935,073
Pennsylvania 1.4%
750,000	Pennsylvania Economic Development Financing Authority Revenue (Bridges Finco LP), Series 2016, 5.00%, due 12/31/2038	751,737
400,000	Pennsylvania Economic Development Financing Authority Revenue Refunding (Tapestry Moon Senior Housing Project), Series 2018-A, 6.75%, due 12/1/2053	152,500 (e)(f)
		904,237
Puerto Rico 4.0%
	Puerto Rico Commonwealth General Obligation (Restructured)
9,423	Series 2021-A, 0.00%, due 7/1/2024	9,352
74,376	Series 2021-A, 0.00%, due 7/1/2033	48,699
64,367	Series 2021-A1, 5.38%, due 7/1/2025	64,801
63,784	Series 2021-A1, 5.63%, due 7/1/2027	66,293
62,750	Series 2021-A1, 5.63%, due 7/1/2029	67,619
60,948	Series 2021-A1, 5.75%, due 7/1/2031	67,933
57,794	Series 2021-A1, 4.00%, due 7/1/2033	56,833
51,950	Series 2021-A1, 4.00%, due 7/1/2035	50,264
44,586	Series 2021-A1, 4.00%, due 7/1/2037	42,601
60,620	Series 2021-A1, 4.00%, due 7/1/2041	56,196
813,045	Series 2021-A1, 4.00%, due 7/1/2046	729,981
	Puerto Rico Electric Power Authority Revenue
650,000	Series 2010-XX, 5.25%, due 7/1/2035	170,625 (f)
1,500,000	Series 2012-A, 5.00%, due 7/1/2042	393,750 (f)
	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project)
550,000	Series 2021, 5.00%, due 7/1/2030	579,715
100,000	Series 2021, 5.00%, due 7/1/2034	106,029
		2,510,691
Rhode Island 2.1%
1,300,000	Rhode Island Health and Educational Building Corp. Revenue (Lifespan Obligation Group), Series 2024, 5.25%, due 5/15/2054	1,356,129
South Carolina 1.5%
500,000	Lancaster County Assessment Revenue Refunding (Walnut Creek Improvement District), Series 2016-A-1, 5.00%, due 12/1/2031	500,082
150,000	South Carolina Jobs Economic Development Authority Economic Development Revenue (River Park Senior Living Project), Series 2017-A, 7.75%, due 10/1/2057	158,805
300,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	174,136 (e)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
South Carolina – cont'd
$500,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	$87,450 #(b)(c)(f)
500,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (RePower South Berkeley LLC Project), Series 2017, 6.25%, due 2/1/2045	50,000 (e)(f)
		970,473
Tennessee 0.6%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Blakeford At Green Hills), Series 2020-A, 4.00%, due 11/1/2045	377,130
Texas 11.0%
750,000	Anson Educational Facilities Corp. Educational Revenue (Arlington Classics Academy), Series 2016-A, 5.00%, due 8/15/2045	739,570
500,000	Dallas Independent School District General Obligation, Series 2022, (PSF-GTD Insured), 2.75%, due 2/15/2052	333,673
95,000	Fort Bend County Industrial Development Corp. Revenue (NRG Energy, Inc.), Series 2012-A, 4.75%, due 5/1/2038	94,994
750,000	Hale Center Education Facilities Corp. Revenue Refunding (Wayland Baptist University Project), Series 2022, 5.00%, due 3/1/2033	786,188
495,000	Harris County Municipal Utility District No. 489 General Obligation, Series 2023, (AGM Insured), 4.00%, due 9/1/2036	496,134
	Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Junior Lien Refunding
755,000	Series 2022-B, 4.00%, due 12/1/2039	695,428
1,000,000	Series 2022-B, 4.00%, due 12/1/2040	907,981
	Houston Airport System Revenue (United Airlines, Inc. Terminal Improvement Project)
400,000	Series 2015-B-1, 5.00%, due 7/15/2030	401,018
750,000	Series 2021-B-1, 4.00%, due 7/15/2041	703,469
500,000	New Hope Cultural Education Facilities Finance Corp. Revenue (Beta Academy), Series 2019-A, 5.00%, due 8/15/2049	460,885 (e)
500,000	New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue (Cardinal Bay, Inc. Village On The Park Carriage), Series 2016-C, 5.50%, due 7/1/2046	175,000 (f)
500,000	New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue (NCCD-College Station Properties LLC), Series 2015-A, 5.00%, due 7/1/2047	463,750 (f)
300,000	Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding (Jefferson Gulf Coast Energy Project), Series 2020-A, 3.63%, due 1/1/2035	257,157 (e)
500,000	Texas State Private Activity Bond Surface Transportation Corp. Revenue (Senior Lien-Blueridge Transportation Group LLC), Series 2016, 5.00%, due 12/31/2040	500,525
		7,015,772
Utah 1.9%
	Utah Infrastructure Agency Telecommunication Revenue
600,000	Series 2019-A, 4.00%, due 10/15/2036	560,699
1,000,000	Series 2021-A, 3.00%, due 10/15/2045	671,247
		1,231,946
Vermont 1.1%
500,000	Vermont Economic Development Authority Solid Waste Disposal Revenue (Casella Waste System, Inc.), Series 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	497,532 (e)
180,000	Vermont Student Assistant Corp. Education Loan Revenue, Series 2015-A, 4.13%, due 6/15/2028	180,531
		678,063
West Virginia 3.5%
	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group)
1,500,000	Series 2023-B, 6.00%, due 9/1/2053	1,670,377
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
West Virginia – cont'd
$500,000	Series 2023-B, (AGM Insured), 5.38%, due 9/1/2053	$533,979
		2,204,356
Wisconsin 7.0%
300,000	Public Finance Authority Education Revenue (Resh Triangle High School Project), Series 2015-A, 5.38%, due 7/1/2035	301,121 (e)
500,000	Public Finance Authority Hospital Revenue (Carson Valley Medical Center), Series 2021-A, 4.00%, due 12/1/2051	375,618 (e)
411,673	Public Finance Authority Revenue (Goodwill Industries of Southern Nevada Project), Series 2015-A, 5.50%, due 12/1/2038	355,198
500,000	Public Finance Authority Revenue (Miami Worldcenter Project), Series 2024-A, 5.00%, due 6/1/2041	497,640 (e)
1,170,000	Public Finance Authority Revenue Refunding (Celanese Project), Series 2016-C, 4.30%, due 11/1/2030	1,142,130
	Public Finance Authority Special Facility Revenue (Sky Harbour Capital LLC Aviation Facility Project)
500,000	Series 2021, 4.00%, due 7/1/2041	399,306
500,000	Series 2021, 4.25%, due 7/1/2054	383,050
200,000	Saint Croix Chippewa Indians of Wisconsin Refunding, Series 2021, 5.00%, due 9/30/2041	147,152 (e)
375,000	University of Wisconsin Hospitals & Clinics Revenue Refunding, (LOC: U.S. Bank N.A.), Series 2009-B, 3.70%, due 4/1/2029	375,000 (d)
500,000	Wisconsin State Health & Education Facility Authority Revenue Refunding (Three Pillars Senior Living Communities), Series 2024-A, 5.75%, due 8/15/2059	502,263
		4,478,478
Total Municipal Notes (Cost $72,048,292)		64,330,580
Total Investments 101.3% (Cost $72,150,738)		64,375,647
Liabilities Less Other Assets (1.3)%		(847,723)
Net Assets 100.0%		$63,527,924

(a)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
(b)	Value determined using significant unobservable inputs.
(c)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $132,517, which represents 0.2% of net assets of the Fund.

(d)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2024.

(e)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $20,009,246, which represents 31.5% of net assets of the Fund.

(f)	Defaulted security.
(g)	When-issued security. Total value of all such securities at April 30, 2024 amounted to $1,035,588, which represents 1.6% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
#
This security is subject to restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $132,517, which represents 0.2% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2024	Fair Value Percentage of Net Assets as of 4/30/2024
California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Green Bond-Rialto Bioenergy Facility LLC Project)	1/17/2019	$186,408	$—	0.0%
Rialto Bioenergy Facility LLC	11/21/2023	45,067	45,067	0.1%
Rialto Bioenergy Facility LLC	11/30/2023-2/28/2023	57,379	—	0.0%
South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project)	12/4/2018-6/25/2020	482,168	87,450	0.1%
Total		$771,022	$132,517	0.2%
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Loan Assignments#	$—	$—	$45,067	$45,067
Municipal Notes
South Carolina	—	883,023	87,450	970,473
Other Municipal Notes#	—	63,360,107	—	63,360,107
Total Municipal Notes	—	64,243,130	87,450	64,330,580
Total Investments	$—	$64,243,130	$132,517	$64,375,647

#	The Schedule of Investments provides information on the industry, state/territory or sector categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2024
Investments in Securities:
Loan Assignments(1)	$—	$4	$—	$(58)	$99	$—	$—	$—	$45	$(58)
Municipal Notes(1)	87	—	—	(80)	—	(52)	133	—	88	(80)
Total	$87	$4	$—	$(138)	$99	$(52)	$133	$—	$133	$(138)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$87,450	Market Approach	Recovery Value (of Par Value)	0.0% - 17.5%	17.5%	Increase
Loan Assignments	45,067	Market Approach	Recovery Value (of Par Value)	100.0%	100.0%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
Municipal Notes 100.2%
Alabama 0.8%
$565,000	Fort Payne City General Obligation (School Warrants), Series 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$590,144
Arizona 1.2%
900,000	Arizona Health Facilities Authority Revenue (Banner Health), Series 2015-C, (LOC: Bank of America N.A.), 3.70%, due 1/1/2046	900,000 (a)
Arkansas 2.6%
550,000	Benton Washington Regional Public Water Authority Revenue Green Bond, Series 2022, (BAM Insured), 4.00%, due 10/1/2033	563,449
1,000,000	Pulaski County Revenue (Arkansas Children's Hospital), Series 2023, 5.25%, due 3/1/2053	1,063,147
315,000	Russellville Water & Sewer Revenue, Series 2018, (AGM Insured), 4.00%, due 7/1/2028	317,280
		1,943,876
California 1.1%
1,000,000	Glendale Water Revenue Refunding, Series 2020, 2.00%, due 2/1/2033	844,765
Colorado 1.9%
1,500,000	University of Colorado Enterprise System Revenue Refunding (University Enterprise Green Bond), Series 2021-C-3A, 2.00%, due 6/1/2051 Putable 10/15/2026	1,423,626
District of Columbia 1.1%
775,000	District of Columbia Revenue Refunding (Gallaudet University), Series 2021-A, 5.00%, due 4/1/2051	794,499
Florida 2.7%
750,000	Florida Development Finance Corp. Revenue Refunding (Brightline Florida Passenger Rail Expansion Project), Series 2024, 5.50%, due 7/1/2053	776,691 (b)
1,225,000	Miami-Dade County (Building Better Community Program), Series 2015-D, 5.00%, due 7/1/2026	1,268,388
		2,045,079
Georgia 1.4%
1,000,000	Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding, Series 2016-B, 5.00%, due 7/1/2035	1,035,727
Illinois 7.1%
1,000,000	Cook County Community Consolidated School District No. 21 General Obligation (Wheeling School Building), Series 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,013,364
	Illinois State General Obligation
670,000	Series 2016, 4.00%, due 1/1/2031	670,586
600,000	Series 2023-B, 5.00%, due 5/1/2028	631,375
1,000,000	Series 2023-B, 5.00%, due 5/1/2036	1,087,531
	Sales Tax Securitization Corp. Senior Lien Revenue Refunding (Social Bonds)
650,000	Series 2023-A, 5.00%, due 1/1/2033	710,235
1,275,000	Series 2023-A, 4.00%, due 1/1/2042	1,259,872
		5,372,963
Indiana 4.0%
895,000	Anderson School Building Corp. (First Mortgage), Series 2018, 5.00%, due 1/15/2026	913,668
1,000,000	Indiana Finance Authority Revenue (Indiana University Health), Series 2023-A, 5.00%, due 10/1/2053	1,050,332
1,000,000	Northern Indiana Commuter Transportation District Revenue, Series 2024, 5.00%, due 1/1/2054	1,046,813
		3,010,813
Kentucky 7.6%
	Breathitt County School District Finance Corp. Revenue
210,000	Series 2021, 2.00%, due 4/1/2027	196,427
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Kentucky – cont'd
$835,000	Series 2021, 2.00%, due 4/1/2029	$751,328
900,000	Daviess County School District Finance Corp. Revenue, Series 2021-A, 2.00%, due 12/1/2031	768,147
	Green County School District Finance Corp.
525,000	Series 2021, 2.00%, due 10/1/2024	517,721
335,000	Series 2021, 2.00%, due 10/1/2025	321,894
650,000	Series 2021, 2.00%, due 10/1/2026	616,392
500,000	Kentucky Economic Development Finance Authority Revenue Refunding (Owensboro Health), Series 2017-A, 5.00%, due 6/1/2041	502,212
	Lewis County School District Finance Corp. Revenue
460,000	Series 2021-B, 2.00%, due 8/1/2024	456,039
585,000	Series 2021-B, 2.00%, due 8/1/2025	565,790
1,000,000	Logan-Todd Regional Water Commission Revenue Refunding, Series 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,030,312
		5,726,262
Louisiana 4.8%
1,220,000	Louisiana Public Facilities Authority Revenue Refunding (Hurricane Recovery Program), Series 2014, 5.00%, due 6/1/2024	1,220,886
	Natchitoches Parish School District No. 9 General Obligation
505,000	Series 2018, (AGM Insured), 5.00%, due 3/1/2027	525,467
755,000	Series 2018, (AGM Insured), 5.00%, due 3/1/2028	798,313
1,000,000	Rapides Parish Consolidated School District No. 62 General Obligation, Series 2024, (BAM Insured), 5.00%, due 3/1/2043	1,067,817
		3,612,483
Maine 0.4%
400,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	275,169 (c)
Michigan 11.1%
1,000,000	Dearborn General Obligation (Sewer), Series 2018, 4.00%, due 4/1/2033	1,027,779
	Detroit General Obligation
500,000	Series 2021-A, 4.00%, due 4/1/2040	457,368
250,000	Series 2023-C, 6.00%, due 5/1/2043	276,675
70,000	Fowlerville Community School District Refunding General Obligation, Series 2022, 4.00%, due 5/1/2033	73,518
	Kent Hospital Finance Authority Revenue (Mary Free Bed Rehabilitation Hospital)
105,000	Series 2021-A, 5.00%, due 4/1/2028	108,848
1,015,000	Series 2021-A, 4.00%, due 4/1/2033	1,018,916
500,000	Livonia Public School District General Obligation, Series 2016, (AGM Insured), 5.00%, due 5/1/2028	514,408
750,000	Michigan State Housing Development Authority Revenue (Non Ace), Series 2016-B, 2.50%, due 12/1/2026	707,730
290,000	Michigan State Housing Development Authority Revenue Refunding, Series 2018-B, 3.15%, due 4/1/2028	281,308
1,000,000	Michigan State Housing Development Authority Single Family Mortgage Revenue (Non Ace), Series 2018-C, 2.90%, due 12/1/2024	986,715
1,000,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Green Bond-Recycled Board Machine Project), Series 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	994,971
	Trenton Public School District General Obligation (School Building & Site)
785,000	Series 2018-B, 5.00%, due 5/1/2036	834,678
1,025,000	Series 2018-B, 5.00%, due 5/1/2039	1,076,829
		8,359,743
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Minnesota 2.3%
	Duluth Economic Development Authority Revenue Refunding (Saint Luke's Hospital of Duluth)
$310,000	Series 2022-A, 5.00%, due 6/15/2027	$316,510
410,000	Series 2022-A, 5.00%, due 6/15/2028	422,684
	Minnesota Agricultural & Economic Development Board Revenue (HealthPartners Obligated Group)
250,000	Series 2024, 5.00%, due 1/1/2036	284,289
500,000	Series 2024, 5.25%, due 1/1/2054	532,086
210,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Metro Deaf School Project), Series 2018-A, 5.00%, due 6/15/2038	204,123 (c)
		1,759,692
Missouri 2.8%
1,000,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Refunding (Combined Lien Mass Transit Sales Tax Appropriation), Series 2019, 4.00%, due 10/1/2036	1,014,406
1,000,000	Saint Louis School District General Obligation, Series 2023, (AGM Insured), 5.00%, due 4/1/2039	1,091,116
		2,105,522
New Hampshire 1.7%
	New Hampshire Business Finance Authority Revenue (Pennichuck Water Works, Inc.)
250,000	Series 2024-A, 5.50%, due 4/1/2043	256,399
300,000	Series 2024-A, 5.38%, due 4/1/2049	294,851
325,000	Series 2024-A, 5.50%, due 4/1/2054	318,331
400,000	Series 2024-A, 5.63%, due 4/1/2059	392,930
		1,262,511
New Jersey 1.9%
185,000	New Jersey State Economic Development Authority Revenue (Social Bonds), Series 2021-QQQ, 5.00%, due 6/15/2025	187,468
650,000	New Jersey State Housing & Mortgage Finance Agency Multi-Family Revenue Refunding, Series 2017-A, 2.60%, due 11/1/2024	641,231
100,000	New Jersey State Transportation Trust Fund Authority Revenue Refunding, Series 2021-A, 5.00%, due 6/15/2031	111,127
575,000	Newark Board of Education General Obligation (Sustainability Bonds), Series 2021, (BAM Insured), 3.00%, due 7/15/2038	479,525
		1,419,351
New York 12.8%
250,000	Buffalo Sewer Authority Environmental Impact Revenue (Green Bond), Series 2021, 1.75%, due 6/15/2049	176,081 (d)
200,000	Build NYC Resource Corp. Revenue (New Dawn Charter School Project), Series 2019, 5.75%, due 2/1/2049	189,380 (c)
1,610,000	Metropolitan Transportation Authority Revenue, (LOC: Barclays Bank PLC), Series 2015-E-1, 3.85%, due 11/15/2050	1,610,000 (a)
1,270,000	Nassau County Industrial Development Agency Revenue Refunding (Cold Spring), (LOC: TD Bank N.A.), Series 1999, 3.75%, due 1/1/2034	1,270,000 (a)
150,000	Nassau County Local Economic Assistance Corp. Revenue (Catholic Health Services of Long Island Obligated Group Project), Series 2014, 5.00%, due 7/1/2027	150,185
	New York City Housing Development Corp. Multi-Family Housing Revenue (Sustainable Development Bonds)
590,000	Series 2020-A, 1.13%, due 5/1/2060 Putable 11/1/2024	590,000
1,090,000	Series 2021-F-1, 1.25%, due 5/1/2029	914,772
500,000	New York City Housing Development Corp. Revenue, Series 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	404,123
900,000
New York City Municipal Water Finance Authority Water & Sewer System Refunding Revenue (Second
General Resolution Revenue Bonds), (LOC: JP Morgan Chase Bank N.A.), Series 2013-AA-2, 3.80%,
due 6/15/2050
		900,000 (a)
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New York – cont'd
$700,000	New York General Obligation, (LOC: TD Bank N.A.), Series 2022-A-4, 3.75%, due 9/1/2049	$700,000 (a)
1,000,000	New York State Dormitory Authority Revenue (Financing Program), Series 2023-A, (AGM Insured), 5.00%, due 10/1/2036	1,115,496
1,000,000	New York State Dormitory Authority Revenue Refunding, Series 2024-A, 5.00%, due 3/15/2041	1,107,644
500,000	New York State Power Authority Revenue (Green Transmission Project-Green Bond), Series 2022-A, (AGM Insured), 5.00%, due 11/15/2024	503,716
		9,631,397
North Carolina 0.2%
175,000	Scotland County Revenue, Series 2018, 5.00%, due 12/1/2026	181,000
North Dakota 0.3%
190,000	Cass County Joint Water Resource District, Series 2021-A, 0.48%, due 5/1/2024	190,000
Ohio 2.7%
520,000	Akron Bath Copley Joint Township Hospital District (Summa Health Systems Obligation), Series 2020, 4.00%, due 11/15/2036	486,502
1,000,000	American Municipal Power Ohio, Inc. Revenue (Combined Hydroelectric Project), Series 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	989,479
400,000	Cuyahoga Metropolitan Housing Authority Revenue, Series 2021, (2045 Initiative Project), 2.00%, due 12/1/2031	325,953
250,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	229,238 (c)
		2,031,172
Oklahoma 4.1%
870,000	Johnston County Educational Facility Authority Lease Revenue (Tishomingo Public School Project), Series 2022, 4.00%, due 9/1/2030	894,103
650,000	Lincoln County Education Facility Authority Education Facilities Lease Revenue (Stroud Public School Project), Series 2016, 5.00%, due 9/1/2027	666,812
395,000	Oklahoma County Finance Authority Revenue (Choctaw-Nicoma Park Public Schools Project), Series 2023, 5.00%, due 9/1/2032	439,790
1,000,000	Oklahoma County Finance Authority Revenue (Midwest City-Del Public Schools Project), Series 2004, (BAM Insured), 5.00%, due 10/1/2044	1,067,541
		3,068,246
Pennsylvania 3.4%
	Allegheny County Sanitary Authority Revenue
290,000	Series 2018, 5.00%, due 6/1/2030	312,565
565,000	Series 2018, 5.00%, due 6/1/2032	609,149
	Pennsylvania State Housing Finance Agency Single Family Mortgage Revenue
1,000,000	Series 2018-127B, 2.85%, due 4/1/2026	966,138
650,000	Series 2019-131A, 1.75%, due 4/1/2025	630,165
		2,518,017
Puerto Rico 0.6%
	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project)
100,000	Series 2021, 5.00%, due 7/1/2035	105,782
200,000	Series 2021, 4.00%, due 7/1/2036	186,039
200,000	Series 2021, 4.00%, due 7/1/2038	182,224
		474,045
South Carolina 2.4%
	Dillon County School Facility Corp. Certificate of Participation Refunding
1,175,000	Series 2020, 5.00%, due 12/1/2026	1,215,285
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
South Carolina – cont'd
$445,000	Series 2020, 5.00%, due 12/1/2027	$467,244
150,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	87,068 (c)
175,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	30,608 #(e)(f)(g)
		1,800,205
Tennessee 0.6%
485,000	Tennessee Housing Development Agency Residential Finance Program Revenue, Series 2019, 3.25%, due 7/1/2032	455,291
Texas 7.0%
780,000	Anna Independent School District General Obligation, Series 2023, (PSF-GTD Insured), 4.13%, due 2/15/2053	742,883
1,000,000	EP Tuscany Zaragosa PFC Revenue (Home Essential Function Housing Program), Series 2023, 4.00%, due 12/1/2033	951,412
625,000	Hidalgo County Regional Mobility Authority Revenue Toll & Vehicle Registration Junior Lien Refunding, Series 2022-B, 4.00%, due 12/1/2038	579,116
450,000	Klein Independent School District Refunding General Obligation (School House), Series 2015-A, (PSF-GTD Insured), 4.00%, due 8/1/2029	452,026
500,000	New Caney Independent School District, Series 2018, (PSF-GTD Insured), 1.25%, due 2/15/2050 Putable 8/15/2024	495,833
1,015,000	Weslaco General Obligation Refunding, Series 2017, (AGM Insured), 5.00%, due 8/15/2027	1,057,670
1,000,000	Ysleta Independent School District General Obligation (School Building), Series 2017-B, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,015,993
		5,294,933
Virginia 1.7%
1,510,000	Virginia State Housing Development Authority, Series 2019 E, 2.90%, due 12/1/2038	1,268,675
Washington 2.1%
1,000,000	Discovery Clean Water Alliance Sewer Revenue, Series 2022, 5.00%, due 12/1/2037	1,106,127
478,336	Washington State Housing Finance Commission, Series 2021-A-1, 3.50%, due 12/20/2035	434,795
		1,540,922
West Virginia 5.8%
500,000	West Virginia Hospital Finance Authority Revenue (Improvement West Virginia University Health System Obligated Group), Series 2018-A, 5.00%, due 6/1/2052	505,783
650,000	West Virginia Hospital Finance Authority Revenue (University Health System Obligated Group), Series 2023-A, 5.00%, due 6/1/2043	685,065
500,000	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group), Series 2023-B, 6.00%, due 9/1/2053	556,793
700,000	West Virginia Hospital Finance Authority Revenue (West Virginia University Health Systems), Series 2017-A, 5.00%, due 6/1/2035	727,880
600,000	West Virginia Hospital Finance Authority Revenue Refunding (Cabell Huntington Hospital Obligated Group), Series 2018-A, 5.00%, due 1/1/2035	598,702
275,000	West Virginia Housing Development Fund Revenue (Housing Finance), Series 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	272,519
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
West Virginia – cont'd
$990,000	West Virginia Water Development Authority Revenue Refunding (Loan Program), Series 2018-A-IV, 5.00%, due 11/1/2036	$1,048,924
		4,395,666
Total Investments 100.2% (Cost $78,637,055)		75,331,794
Liabilities Less Other Assets (0.2)%		(122,640)
Net Assets 100.0%		$75,209,154

(a)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2024.

(b)	When-issued security. Total value of all such securities at April 30, 2024 amounted to $776,691, which represents 1.0% of net assets of the Fund.
(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $984,978, which represents 1.3% of net assets of the Fund.

(d)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2024.

(e)	Defaulted security.
(f)	Value determined using significant unobservable inputs.
(g)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $30,608, which represents 0.0% of net assets of the Fund.

#  This security is subject to restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $30,608, which represents 0.0% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 4/30/2024	Fair Value Percentage of Net Assets as of 4/30/2024
South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project)	12/4/2018	$171,099	$30,608	0.0%
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Municipal Notes
South Carolina	$—	$1,769,597	$30,608	$1,800,205
Other Municipal Notes#	—	73,531,589	—	73,531,589
Total Municipal Notes	—	75,301,186	30,608	75,331,794
Total Investments	$—	$75,301,186	$30,608	$75,331,794

#	The Schedule of Investments provides information on the state/territory categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2024
Investments in Securities:
Municipal Notes(1)	$31	$—	$—	$—	$—	$—	$—	$—	$31	$—
Total	$31	$—	$—	$—	$—	$—	$—	$—	$31	$—
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 4/30/2024	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$30,608	Market Approach	Recovery Value (of Par Value)	17.5%	17.5%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
Municipal Notes 101.0%
Alabama 1.0%
$295,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 7), Series 2021-C-1, 4.00%, due 10/1/2052 Putable 12/1/2026	$294,687
1,380,000	Energy Southeast A Cooperative District Revenue, Series 2024-B, 5.25%, due 7/1/2054 Putable 6/1/2032	1,459,468
		1,754,155
Arizona 0.7%
700,000	Arizona Industrial Development Authority Revenue Refunding (Phoenix Children's Hospital), (LOC: JP Morgan Chase Bank N.A.), Series 2019-A, 3.70%, due 2/1/2048	700,000 (a)
500,000	Maricopa County Industrial Development Authority Revenue (Banner Health Obligated Group), Series 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	501,963
		1,201,963
Arkansas 0.3%
815,000	Mountain Home Arkansas Sales & Use Tax Revenue, Series 2021-B, 2.00%, due 9/1/2038	587,443
California 3.9%
925,000	California Educational Facilities Authority Revenue (Stanford University), Series 2023-V, 5.00%, due 6/1/2033	1,105,101
	California Housing Finance Agency Municipal Certificate
1,579,184	Series 2019-2, 4.00%, due 3/20/2033	1,572,160
476,775	Series 2021-1-A, 3.50%, due 11/20/2035	440,517
300,000	California Municipal Finance Authority Revenue (Northbay Healthcare Group), Series 2017-A, 5.25%, due 11/1/2036	301,384
100,000	California Statewide Communities Development Authority Revenue (Henry Mayo Newhall Memorial Hospital), Series 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/1/2024	100,514
1,665,000	Contra Costa County Redevelopment Agency Successor Agency Tax Allocation Refunding, Series 2017-A, (BAM Insured), 5.00%, due 8/1/2032	1,758,491
	Fresno Joint Power Financing Authority Lease Revenue Refunding (Master Lease Project)
115,000	Series 2017-A, (AGM Insured), 5.00%, due 4/1/2027	121,237
430,000	Series 2017-A, (AGM Insured), 5.00%, due 4/1/2032	453,200
600,000	San Francisco City & County Redevelopment Agency Successor Agency Refunding (Community Facilities District No. 6), Series 2023, (AGM Insured), 5.25%, due 8/1/2042	668,826
165,000	San Marcos Unified School District General Obligation Capital Appreciation (Election 2010), Series 2012-B, 0.00%, due 8/1/2027	148,116
190,000	Santa Monica-Malibu Unified School District General Obligation, Series 2019-E, 3.00%, due 8/1/2034	177,356
		6,846,902
Colorado 1.1%
945,000	Colorado State Educational & Cultural Facility Authority Revenue Refunding (Alexander Dawson School Project), Series 2016, 5.00%, due 5/15/2025	953,558
340,000	Denver Health & Hospital Authority Healthcare Revenue Refunding, Series 2019-A, 4.00%, due 12/1/2037	312,256
590,000	Westminster Public Schools Certificate of Participation, Series 2019, (AGM Insured), 5.00%, due 12/1/2030	630,905
		1,896,719
Connecticut 0.2%
430,000	Meriden City General Obligation, Series 2020-B, 3.00%, due 7/1/2031	415,927
Delaware 0.5%
	Delaware State Health Facility Authority Revenue (Beebe Medical Center)
610,000	Series 2018, 5.00%, due 6/1/2027	626,295
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Delaware – cont'd
$245,000	Series 2018, 5.00%, due 6/1/2028	$253,699
		879,994
District of Columbia 0.5%
785,000	Washington Convention & Sports Authority Revenue, Series 2021-A, 5.00%, due 10/1/2027	827,117
Florida 3.3%
700,000	Cape Coral Special Obligation Refunding Revenue, Series 2015, 4.00%, due 10/1/2030	707,312
525,000	Cityplace Community Development District Special Assessment Refunding Revenue, Series 2012, 5.00%, due 5/1/2026	529,429
825,000	Escambia County Florida Environmental Improvement Revenue Refunding (International Paper Co. Project), Series 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	817,359
2,000,000	Miami-Dade County General Obligation Refunding, Series 2015-B, 4.00%, due 7/1/2032	2,000,339
480,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.00%, due 5/1/2029	461,884
	Wildwood Utility Dependent District Revenue (Senior-South Sumter Utilities Project)
350,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2034	392,449
300,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2035	335,310
250,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2036	277,445
300,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2037	327,700
		5,849,227
Georgia 5.6%
5,000,000	Main Street Natural Gas, Inc. Gas Supply Revenue, Series 2024-B1, 5.00%, due 12/1/2054 Putable 3/1/2032	5,273,705
2,500,000	Monroe County Development Authority PCR Revenue (Georgia Power Co. Plant-Scherer Project), Series 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	2,263,145
	Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4 Project M Bonds)
500,000	Series 2019-A, 5.00%, due 1/1/2032	527,840
100,000	Series 2019-A, 5.00%, due 1/1/2033	105,537
800,000	Municipal Electric Authority of Georgia Revenue (Plant Vogtle Units 3 & 4 Project M Bonds), Series 2023-A, 5.50%, due 7/1/2064	831,069
850,000	Savannah Economic Development Authority Revenue Refunding (International Paper Co. Project), Series 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	842,128
		9,843,424
Illinois 15.1%
470,000	Bureau County Township High School District No. 502 General Obligation, Series 2017-A, (BAM Insured), 5.00%, due 12/1/2033 Pre-Refunded 12/1/2027	499,880
500,000	Chicago General Obligation, Series 2023-A, 5.50%, due 1/1/2043	525,902
	Chicago Refunding General Obligation
200,000	Series 2020-A, 5.00%, due 1/1/2026	203,601
955,000	Series 2021-A, 4.00%, due 1/1/2035	959,124
	Cook County Sales Tax Revenue Refunding
4,250,000	Series 2021-A, 5.00%, due 11/15/2031	4,667,734
1,415,000	Series 2021-A, 5.00%, due 11/15/2032	1,548,692
	Illinois Finance Authority Revenue
735,000	Series 2018 (Government Program-Brookfield Lagrange Park School District No. 95 Project), 4.00%, due 12/1/2038	735,292
1,065,000	Series 2018, (BAM Insured) (Government Program-E Prairie School District No. 73 Project), 5.00%, due 12/1/2029	1,143,749
20,000	Series 2018, (BAM Insured) (Government Program-E Prairie School District No. 73 Project), 4.00%, due 12/1/2042	19,696
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Illinois – cont'd
	Illinois State Finance Authority Revenue (Downers Grove Community High School District No. 99 Project)
$1,000,000	Series 2019, 4.00%, due 12/15/2030	$1,031,180
1,000,000	Series 2019, 4.00%, due 12/15/2031	1,029,634
	Illinois State General Obligation
2,945,000	Series 2017-D, 5.00%, due 11/1/2027	3,080,062
2,090,000	Series 2017-D, 5.00%, due 11/1/2028	2,181,022
1,800,000	Series 2020, 5.75%, due 5/1/2045	1,934,787
500,000	Series 2021-A, 4.00%, due 3/1/2039	483,854
	Peoria School District No. 150 General Obligation Refunding
395,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2026	400,733
1,545,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,572,969
955,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2028	973,381
500,000	Sales Tax Securitization Corp. Revenue Refunding, Series 2017-A, 5.00%, due 1/1/2028	530,104
530,000	Sales Tax Securitization Corp. Revenue Refunding Second Lien, Series 2020-A, 5.00%, due 1/1/2026	542,499
1,060,000	Sales Tax Securitization Corp. Senior Lien Revenue Refunding (Social Bonds), Series 2023-A, 4.00%, due 1/1/2042	1,047,423
	Springfield General Obligation
950,000	Series 2014, 4.25%, due 12/1/2027	955,224
680,000	Series 2014, 5.00%, due 12/1/2028	684,810
		26,751,352
Indiana 2.5%
1,130,000	Fairfield School Building Corp. Revenue, Series 2021, 3.00%, due 7/15/2028	1,090,530
500,000	Indiana State Finance Authority Revenue (Greencroft Obligation Group), Series 2021-A, 4.00%, due 11/15/2043	417,732
	Indiana State Housing & Community Development Authority Single Family Mortgage Revenue
795,000	Series 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	676,049
295,000	Series 2020-B-1, (GNMA Insured), 1.60%, due 1/1/2031	243,699
550,000	Series 2020-B-1, (GNMA Insured), 1.75%, due 7/1/2032	440,365
505,000	Indiana State Municipal Power Agency Refunding Revenue, Series 2016-C, 5.00%, due 1/1/2027	519,457
1,000,000	Indianapolis Local Public Improvement Bond Bank Revenue (Convention Center Hotel), Series 2023-E, 6.00%, due 3/1/2053	1,083,044
		4,470,876
Iowa 1.5%
1,050,000	Iowa Higher Education Loan Authority Revenue (Private College Des Moines University Project), Series 2020, 5.00%, due 10/1/2027	1,086,837
1,205,000	Iowa State Finance Authority Single Family Mortgage Revenue, Series 2021-B, (GNMA/FNMA/FHLMC Insured), 1.85%, due 7/1/2032	976,026
640,000	Iowa State Finance Authority Single Family Mortgage Revenue (Non Ace-Mortgage-Backed Security Program), Series 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	613,420
		2,676,283
Kansas 0.8%
	Wichita Sales Tax Special Obligation Revenue (River District Stadium Star Bond Project)
305,000	Series 2018, 5.00%, due 9/1/2025	310,001
1,075,000	Series 2018, 5.00%, due 9/1/2027	1,133,813
		1,443,814
Kentucky 0.7%
	Kentucky State Property & Building Commission Revenue (Project No.128)
1,000,000	Series 2023-A, 5.00%, due 11/1/2035	1,127,280
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Kentucky – cont'd
$120,000	Series 2023-A, 5.50%, due 11/1/2043	$134,133
		1,261,413
Louisiana 1.0%
545,000	Louisiana Stadium & Exposition District Revenue Refunding, Series 2023-A, 5.00%, due 7/1/2037	604,546
400,000	Louisiana State Gasoline & Fuels Tax Revenue Refunding Second Lien, Series 2023-A-1, (LOC: Toronto-Dominion Bank), 3.75%, due 5/1/2043	400,000 (a)
750,000	Saint John the Baptist Parish LA Revenue Refunding (Marathon Oil Corp. Project), Subseries 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	716,572
		1,721,118
Maryland 0.9%
250,000	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project), Series 2019-A, 3.63%, due 6/1/2046	199,806 (b)
1,825,000	Maryland State Housing & Community Development Administration Department Revenue, Series 2020-D, 1.95%, due 9/1/2035	1,405,154
		1,604,960
Massachusetts 0.7%
1,200,000	Massachusetts Development Finance Agency Revenue Refunding, Series 2021-G, 5.00%, due 7/1/2050	1,219,831
Michigan 1.8%
1,000,000	Detroit Downtown Development Authority Tax Increment Revenue Refunding (Catalyst Development Project), Series 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,000,913
730,000	Michigan State Housing Development Authority Revenue, Series 2016-B, 2.30%, due 6/1/2025	708,623
	Walled Lake Consolidated School District
650,000	Series 2020, 5.00%, due 5/1/2032	719,667
675,000	Series 2020, 5.00%, due 5/1/2033	745,850
		3,175,053
Minnesota 0.2%
500,000	Saint Paul Housing & Redevelopment Authority Health Care Revenue Refunding (Fairview Health Services Obligated Group), Series 2017-A, 4.00%, due 11/15/2043	437,971
Mississippi 0.6%
750,000	Mississippi Development Bank Special Obligation (Meridian Public School District Project), Series 2023, (BAM Insured), 4.00%, due 4/1/2037	752,450
325,000	Mississippi State General Obligation Refunding, Series 2015-C, 5.00%, due 10/1/2026	331,635
		1,084,085
Missouri 1.0%
900,000	Missouri State Health & Educational Facilities Authority Revenue (Mercy Health), Series 2023, 5.50%, due 12/1/2040	1,010,364
330,000	Missouri State Health & Educational Facilities Authority Revenue (Saint Louis University), Series 2008-B1, (LOC: Barclays Bank PLC), 3.65%, due 10/1/2035	330,000 (a)
	Missouri State Housing Development Commission Single Family Mortgage Revenue (Non-AMT Special Homeownership Loan Program)
210,000	Series 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	206,990
250,000	Series 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	238,180
		1,785,534
Nebraska 1.5%
2,520,000	Central Plains Energy Project Revenue Refunding, Series 2023-A, 5.00%, due 5/1/2054 Putable 11/1/2029	2,627,027
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New Jersey 2.9%
$1,500,000	New Jersey Health Care Facilities Financing Authority Contract Revenue Refunding (Hospital Asset Transportation Program), Series 2017, 5.00%, due 10/1/2028	$1,571,363
1,130,000	New Jersey Health Care Facilities Financing Authority Revenue (Inspira Health Obligated Group), Series 2017-A, 5.00%, due 7/1/2029	1,171,738
600,000	New Jersey State Transportation Trust Fund Authority, Series 2019-BB, 5.00%, due 6/15/2029	641,510
	New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding
645,000	Series 2018-A, 5.00%, due 12/15/2032	689,825
200,000	Series 2019-A, 5.00%, due 12/15/2028	214,281
750,000	Newark General Obligation, Series 2020-A, (AGM Insured), 5.00%, due 10/1/2027	787,817
		5,076,534
New York 18.9%
140,000	Albany Capital Resource Corp. Refunding Revenue (Albany College of Pharmacy & Health Sciences), Series 2014-A, 5.00%, due 12/1/2026	140,444
410,000	Broome County Local Development Corp. Revenue (Good Shepherd Village at Endwell, Inc. Project), Series 2021, 4.00%, due 7/1/2047	296,262
6,000,000	Deutsche Bank Spears/Lifers Trust Revenue, Series 2023-DB-8201, 3.98%, due 11/15/2046	6,012,000 (b)
	Dutchess County Local Development Corp. Revenue Refunding (Culinary Institute of America Project)
100,000	Series 2021, 5.00%, due 7/1/2033	105,215
100,000	Series 2021, 4.00%, due 7/1/2036	95,626
100,000	Series 2021, 4.00%, due 7/1/2037	93,778
320,000	Series 2021, 4.00%, due 7/1/2039	289,152
100,000	Series 2021, 4.00%, due 7/1/2040	89,209
100,000	Metropolitan Transportation Authority Revenue (Green Bond), Series 2020-E, 4.00%, due 11/15/2045	92,917
825,000	Monroe County General Obligation (Public Improvement), Series 2019-A, (BAM Insured), 4.00%, due 6/1/2028	836,538
500,000	New Paltz Central School District General Obligation, Series 2019, 4.00%, due 2/15/2029	508,651
2,475,000	New York City Housing Development Corp. Revenue, Series 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	2,000,408
	New York City Municipal Water Finance Authority Water & Sewer System Refunding Revenue (Second General Resolution Revenue Bonds)
300,000	Series 2009-CC, 3.75%, due 6/15/2041	300,000 (a)
1,000,000	Series 2023-DD, 5.25%, due 6/15/2047	1,097,584
2,250,000	Series 2024-CC-2, 5.00%, due 6/15/2036	2,663,162
	New York City Transitional Finance Authority Revenue (Future Tax Secured)
100,000	Series 2015-C, 5.00%, due 11/1/2027	101,320
3,730,000	Series 2016-A-1, 5.00%, due 5/1/2040	3,797,864
1,830,000	Subseries 2016-A-1, 4.00%, due 5/1/2031	1,843,812
	New York City Trust for Cultural Resource Revenue Refunding (Carnegie Hall)
160,000	Series 2019, 5.00%, due 12/1/2037	172,373
765,000	Series 2019, 5.00%, due 12/1/2038	819,645
360,000	Series 2019, 5.00%, due 12/1/2039	385,109
	New York General Obligation
65,000	Series 2018 E-1, 5.00%, due 3/1/2031	69,167
750,000	Subseries 2018-F-1, 5.00%, due 4/1/2034	797,707
	New York Liberty Development Corp. Refunding Revenue Green Bonds (4 World Trade Center Project)
150,000	Series 2021-A, 2.50%, due 11/15/2036	123,153
1,850,000	Series 2021-A, 2.75%, due 11/15/2041	1,410,341
2,000,000	New York State Dormitory Authority Revenue Refunding, Series 2024-A, 5.00%, due 3/15/2035	2,326,704
1,000,000	New York State Transportation Development Corp. Special Facility Revenue Refunding (JFK International Airport Terminal 4 Project), Series 2020-C, 5.00%, due 12/1/2038	1,062,247
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
New York – cont'd
$300,000	Oneida Indian Nation of New York Revenue, Series 2024-B, 6.00%, due 9/1/2043	$316,632 (b)
420,000	Onondaga Civic Development Corp. (Le Moyne Collage Project), Series 2021, 5.00%, due 7/1/2034	436,911
	Onondaga Civic Development Corp. Refunding (Le Moyne Collage Project)
300,000	Series 2022, 4.00%, due 7/1/2034	288,828
300,000	Series 2022, 4.00%, due 7/1/2036	283,906
450,000	Series 2022, 4.00%, due 7/1/2039	403,498
500,000	Series 2022, 4.00%, due 7/1/2042	432,021
350,000	Port Authority New York & New Jersey Consolidated Bonds Revenue Refunding (Two Hundred And Forty), Series 2023-240, 5.00%, due 7/15/2053	371,376
2,500,000	Triborough Bridge & Tunnel Authority Revenue, Series 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	2,498,147
500,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2041	507,322
450,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2049	434,969
		33,503,998
Ohio 1.8%
2,000,000	Buckeye Tobacco Settlement Finance Authority Asset-Backed Senior Refunding Revenue, Series 2020-B-2, 5.00%, due 6/1/2055	1,810,539
500,000	Ohio State Air Quality Development Authority (Ohio Valley Electric Corp. Project), Series 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	489,190
1,000,000	Ohio State Air Quality Development Authority Revenue (American Electric Power Co. Project), Series 2014, 2.40%, due 12/1/2038 Putable 10/1/2029	870,891
		3,170,620
Oklahoma 0.9%
1,500,000	Weatherford Industrial Trust Education Facility Lease Revenue (Weatherford Public School Project), Series 2019, 5.00%, due 3/1/2033	1,600,996
Pennsylvania 9.6%
2,615,000	Allegheny County Hospital Development Authority Revenue Refunding (University Pittsburgh Medical Center), Series 2019-A, 5.00%, due 7/15/2029	2,816,401
	Lackawanna County Industrial Development Authority Revenue Refunding (University of Scranton)
940,000	Series 2017, 5.00%, due 11/1/2028	982,101
565,000	Series 2017, 5.00%, due 11/1/2029	591,245
500,000	Series 2017, 5.00%, due 11/1/2030	524,286
	Luzerne County General Obligation Refunding
150,000	Series 2017-A, (AGM Insured), 5.00%, due 12/15/2027	157,959
70,000	Series 2017-B, (AGM Insured), 5.00%, due 12/15/2026	72,586
	Luzerne County Industrial Development Authority Lease Revenue Refunding Guaranteed
350,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2025	356,147
525,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2026	535,204
250,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2027	255,017
655,000	Pennsylvania Economic Development Financing Authority Revenue, Series 2023-A-1, 5.00%, due 5/15/2031	723,605
1,025,000	Pennsylvania State Commonwealth General Obligation, Series 2015, 5.00%, due 3/15/2029	1,033,000
3,420,000	Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding, Series 2021-B, 5.00%, due 12/1/2046	3,583,529
2,065,000	Pennsylvania State Turnpike Commission Revenue Refunding, Series 2016, 5.00%, due 6/1/2027	2,106,797
515,000	Pennsylvania State Turnpike Commission Turnpike Revenue, Subseries 2019-A, 5.00%, due 12/1/2033	559,959
	Philadelphia Energy Authority Revenue (Philadelphia Street Lighting Project)
770,000	Series 2023-A, 5.00%, due 11/1/2031	856,362
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Pennsylvania – cont'd
$500,000	Series 2023-A, 5.00%, due 11/1/2034	$565,574
440,000	Series 2023-A, 5.00%, due 11/1/2035	495,581
745,000	Philadelphia School District General Obligation, Series 2018-A, 5.00%, due 9/1/2028	788,664
		17,004,017
Puerto Rico 0.5%
800,000	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project), Series 2021, 5.00%, due 7/1/2029	835,517
Rhode Island 0.8%
1,350,000	Rhode Island Health and Educational Building Corp. Revenue (Lifespan Obligation Group), Series 2024, 5.25%, due 5/15/2049	1,413,841
South Carolina 1.9%
1,960,000	South Carolina State Housing Finance & Development Authority Mortgage Revenue, Series 2021-A, 1.85%, due 7/1/2036	1,444,726
2,000,000	South Carolina State Public Service Authority Obligation Revenue Refunding, Series 2014-C, 5.00%, due 12/1/2028	2,003,438
		3,448,164
Tennessee 0.6%
1,230,000	Tennessee Housing Development Agency Residential Finance Program Revenue, Series 2019-2, 3.00%, due 7/1/2039	1,023,072
Texas 7.7%
2,310,000	Board of Regents of the University of Texas System Revenue, Series 2019-B, 5.00%, due 8/15/2049	2,599,148
590,000	Central Texas Regional Mobility Authority Senior Lien Refunding Revenue, Series 2020-A, 5.00%, due 1/1/2027	609,554
1,000,000	EP Tuscany Zaragosa PFC Revenue (Home Essential Function Housing Program), Series 2023, 4.00%, due 12/1/2033	951,413
	Harris County Municipal Utility District No. 489 General Obligation
900,000	Series 2023, (AGM Insured), 4.00%, due 9/1/2036	902,062
395,000	Series 2023, (AGM Insured), 4.00%, due 9/1/2037	392,440
750,000	Hidalgo County Regional Mobility Authority Revenue, Series 2022-B, 4.00%, due 12/1/2041	673,363
655,000	Irving Independent School District General Obligation, Series 2023, (PSF-GTD Insured), 5.00%, due 2/15/2043	709,425
4,000,000	Killeen Independent School District General Obligation, Series 2018, (PSF-GTD Insured), 5.00%, due 2/15/2037	4,202,341
250,000	La Joya Independent School District Refunding General Obligation, Series 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	265,112
290,000	Pampa Independent School District General Obligation Refunding, Series 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	295,065
200,000	Tender Option Bond Trust Receipts/Certificates Revenue, Series 2022-XF1367, 4.62%, due 7/1/2030	200,000 (a)(b)
1,730,000	Texas Water Development Board Revenue (Master Trust), Series 2022, 5.00%, due 10/15/2047	1,845,252
		13,645,175
Utah 3.3%
	Midvale Redevelopment Agency Tax Increment & Sales Tax Revenue
660,000	Series 2018, 5.00%, due 5/1/2032	702,383
380,000	Series 2018, 5.00%, due 5/1/2034	403,470
	Utah Infrastructure Agency Telecommunication Revenue
200,000	Series 2019-A, 4.00%, due 10/15/2036	186,900
500,000	Series 2021-A, 4.00%, due 10/15/2038	450,585
100,000	Utah State General Obligation, Series 2020-B, 3.00%, due 7/1/2030	98,551
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Utah – cont'd
$2,805,000	Utah State Transit Authority Sales Tax Revenue Refunding, Series 2007-A, (NATL Insured), 5.00%, due 6/15/2031	$3,140,006
765,000	Weber County Special Assessment (Summit Mountain Assessment Area), Series 2013, 5.50%, due 1/15/2028	765,808
		5,747,703
Virginia 0.6%
1,115,000	Virginia State Housing Development Authority, Series 2021-K, 1.05%, due 12/1/2027	983,955
Washington 1.6%
85,000	North Thurston Public Schools General Obligation, Series 2016, 4.00%, due 12/1/2028	86,190
	Washington State General Obligation
1,000,000	Series 2022-C, 5.00%, due 2/1/2037	1,116,652
725,000	Series 2023 C, 5.00%, due 6/1/2040	805,935
800,000	Whitman County School District No. 267 Pullman General Obligation, Series 2016, 4.00%, due 12/1/2029	811,985
		2,820,762
West Virginia 2.0%
1,200,000	West Virginia Hospital Finance Authority Revenue (University Health System Obligated Group), Series 2023-A, 5.00%, due 6/1/2043	1,264,736
1,500,000	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group), Series 2023-B, (AGM Insured), 5.38%, due 9/1/2053	1,601,938
650,000	West Virginia Hospital Finance Authority Revenue Refunding (Cabell Huntington Hospital Obligated Group), Series 2018-A, 5.00%, due 1/1/2029	651,106
		3,517,780
Wisconsin 2.5%
1,500,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2023-DBE-8109, 4.15%, due 4/1/2055	1,500,000 (a)(b)
500,000	Public Finance Authority Hospital Revenue (Carson Valley Medical Center), Series 2021-A, 4.00%, due 12/1/2051	375,619 (b)
500,000	Public Finance Authority Senior Revenue (Wonderful Foundations Charter School Portfolio Project), Series 2020-A-1, 5.00%, due 1/1/2055	412,742 (b)
280,000	Wisconsin State Health & Education Facility Authority Revenue Refunding (Ascension Health Credit Group), Series 2016-A, 4.00%, due 11/15/2039	270,924
	Wisconsin State Housing & Economic Development Authority Home Ownership Revenue
675,000	Series 2021-A, 1.25%, due 3/1/2028	590,397
720,000	Series 2021-A, 1.35%, due 9/1/2028	632,765
700,000	Series 2021-A, 1.45%, due 3/1/2029	596,891
		4,379,338
Total Investments 101.0% (Cost $186,444,135)		178,533,660
Liabilities Less Other Assets (1.0)%		(1,697,594)
Net Assets 100.0%		$176,836,066

(a)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2024.

(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $9,016,799, which represents 5.1% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes#	$—	$178,533,660	$—	$178,533,660
Total Investments	$—	$178,533,660	$—	$178,533,660

#	The Schedule of Investments provides information on the state/territory categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)
April 30, 2024

Principal Amount		Value
Mortgage-Backed Securities 30.4%
Collateralized Mortgage Obligations 11.5%
Chase Home Lending Mortgage Trust
$245,083	Series 2024-2, Class A6A, 6.00%, due 2/25/2055	$242,535 (a)(b)
406,000	Series 2024-4, Class A6, 6.00%, due 3/25/2055	401,492 (a)(b)
COLT Mortgage Loan Trust
844,987	Series 2021-5, Class A1, 1.73%, due 11/26/2066	711,772 (a)(b)
292,294	Series 2024-2, Class A1, 6.13%, due 4/25/2069	290,721 (a)
682,097	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	568,092 (a)(b)
Federal Home Loan Mortgage Corp. STACR REMICS Trust
134,645	Series 2021-HQA2, Class M2, (30 day USD SOFR Average + 2.05%), 7.38%, due 12/25/2033	137,001 (a)(c)
550,000	Series 2021-DNA6, Class M2, (30 day USD SOFR Average + 1.50%), 6.83%, due 10/25/2041	551,546 (a)(c)
785,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.73%, due 2/25/2042	802,159 (a)(c)
408,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 9.08%, due 2/25/2042	428,289 (a)(c)
469,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.58%, due 3/25/2042	507,402 (a)(c)
333,000	Series 2022-HQA3, Class M1B, (30 day USD SOFR Average + 3.55%), 8.88%, due 8/25/2042	351,315 (a)(c)
860,000	Series 2024-DNA1, Class M2, (30 day USD SOFR Average + 1.95%), 7.28%, due 2/25/2044	861,883 (a)(c)
Federal Home Loan Mortgage Corp. STACR Trust
426,785	Series 2017-DNA1, Class M2, (30 day USD SOFR Average + 3.36%), 8.69%, due 7/25/2029	441,723 (c)
535,139	Series 2017-HQA3, Class M2, (30 day USD SOFR Average + 2.46%), 7.79%, due 4/25/2030	551,899 (c)
Federal National Mortgage Association Connecticut Avenue Securities
296,052	Series 2016-C01, Class 2M2, (30 day USD SOFR Average + 7.06%), 12.39%, due 8/25/2028	307,856 (c)
434,549	Series 2017-C06, Class 2M2, (30 day USD SOFR Average + 2.91%), 8.24%, due 2/25/2030	449,489 (c)
544,667	Series 2018-C02, Class 2M2, (30 day USD SOFR Average + 2.31%), 7.64%, due 8/25/2030	557,434 (c)
250,326	Series 2021-R01, Class 1M2, (30 day USD SOFR Average + 1.55%), 6.88%, due 10/25/2041	250,842 (a)(c)
751,000	Series 2021-R03, Class 1M2, (30 day USD SOFR Average + 1.65%), 6.98%, due 12/25/2041	753,816 (a)(c)
1,700,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.23%, due 12/25/2041	1,716,590 (a)(c)
625,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 8.43%, due 3/25/2042	650,684 (a)(c)
725,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.83%, due 3/25/2042	761,674 (a)(c)
495,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.98%, due 6/25/2042	538,325 (a)(c)
643,433	Series 2022-R08, Class 1M1, (30 day USD SOFR Average + 2.55%), 7.88%, due 7/25/2042	661,127 (a)(c)
79,000	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.93%, due 7/25/2042	83,647 (a)(c)
435,000	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.93%, due 7/25/2042	478,230 (a)(c)
721,766	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.73%, due 12/25/2042	740,713 (a)(c)
244,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.68%, due 1/25/2043	257,207 (a)(c)
373,502	GCAT Trust, Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	290,906 (a)(b)
24,920	Harborview Mortgage Loan Trust, Series 2004-4, Class 3A, (1 mo. USD Term SOFR + 1.24%), 6.57%, due 6/19/2034	23,012 (c)
JP Morgan Mortgage Trust
384,081	Series 2024-2, Class A6A, 6.00%, due 8/25/2054	381,723 (a)(b)
298,335	Series 2024-HE1, Class A1, (30 day USD SOFR Average + 1.50%), 6.83%, due 8/25/2054	300,096 (a)(c)
89,000	Series 2024-HE1, Class M1, (30 day USD SOFR Average + 2.00%), 7.33%, due 8/25/2054	89,442 (a)(c)
392,000	Series 2024-4, Class A6A, 6.00%, due 10/25/2054	388,746 (a)(b)
216,078	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, due 11/25/2059	196,581 (a)(b)
Sequoia Mortgage Trust
177,949	Series 2024-2, Class A10, 6.00%, due 12/25/2053	176,131 (a)(b)
436,000	Series 2024-4, Class A10, 6.00%, due 5/25/2054	432,048 (a)(b)
397,872	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	317,445 (a)(b)
789,407	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	727,411 (a)
Verus Securitization Trust
318,727	Series 2021-3, Class A3, 1.44%, due 6/25/2066	260,070 (a)(b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Collateralized Mortgage Obligations – cont'd
$345,255	Series 2021-6, Class A3, 1.89%, due 10/25/2066	$284,261 (a)(b)
302,855	Series 2022-7, Class A1, 5.15%, due 7/25/2067	297,904 (a)
19,221,239
Commercial Mortgage-Backed 10.8%
463,462	BANK, Series 2020-BN30, Class A1, 0.45%, due 12/15/2053	442,190
BBCMS Mortgage Trust
156,960	Series 2020-C7, Class A1, 1.08%, due 4/15/2053	154,418
4,378,867	Series 2021-C11, Class XA, 1.49%, due 9/15/2054	288,302 (b)(d)
1,877,566	Series 2022-C17, Class XA, 1.32%, due 9/15/2055	138,928 (b)(d)
459,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	443,468 (a)
Benchmark Mortgage Trust
205,000	Series 2020-IG2, Class UBRC, 3.63%, due 9/15/2048	189,067 (a)(b)
136,695	Series 2019-B12, Class A2, 3.00%, due 8/15/2052	131,220
325,000	Series 2019-B12, Class AS, 3.42%, due 8/15/2052	281,676
225,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	165,925 (b)
7,412,446	Series 2021-B30, Class XA, 0.92%, due 11/15/2054	339,669 (b)(d)
88,000	Series 2023-B40, Class C, 7.64%, due 12/15/2056	91,258 (b)
29,000	Series 2024-V5, Class C, 7.20%, due 1/10/2057	29,111 (b)
300,000	Series 2019-B10, Class B, 4.18%, due 3/15/2062	250,651 (b)
199,000	BMO Mortgage Trust, Series 2024-C8, Class C, 6.23%, due 3/15/2057	190,905 (b)
228,000	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 9.02%, due 4/15/2037	227,573 (a)(c)
BX Commercial Mortgage Trust
100,000	Series 2021-VOLT, Class A, (1 mo. USD Term SOFR + 0.81%), 6.14%, due 9/15/2036	99,000 (a)(c)
1,640,000	Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.09%, due 9/15/2036	1,613,350 (a)(c)
100,000	Series 2024-MF, Class C, (1 mo. USD Term SOFR + 1.94%), 7.26%, due 2/15/2039	99,313 (a)(c)
215,000	Series 2024-MF, Class D, (1 mo. USD Term SOFR + 2.69%), 8.01%, due 2/15/2039	214,463 (a)(c)
298,679	Series 2024-XL5, Class D, (1 mo. USD Term SOFR + 2.69%), 8.01%, due 3/15/2041	297,932 (a)(c)
BX Trust
336,000	Series 2024-BIO, Class C, (1 mo. USD Term SOFR + 2.64%), 7.96%, due 2/15/2041	334,740 (a)(c)
566,000	Series 2019-OC11, Class D, 4.08%, due 12/9/2041	488,716 (a)(b)
CAMB Commercial Mortgage Trust
1,429,000	Series 2019-LIFE, Class D, (1 mo. USD Term SOFR + 2.05%), 7.37%, due 12/15/2037	1,426,321 (a)(c)
595,000	Series 2019-LIFE, Class E, (1 mo. USD Term SOFR + 2.45%), 7.77%, due 12/15/2037	592,583 (a)(c)
140,000	Series 2019-LIFE, Class F, (1 mo. USD Term SOFR + 2.85%), 8.17%, due 12/15/2037	138,863 (a)(c)
Citigroup Commercial Mortgage Trust
170,000	Series 2023-SMRT, Class C, 6.05%, due 10/12/2040	164,306 (a)(b)
101,842	Series 2015-GC27, Class AAB, 2.94%, due 2/10/2048	101,344
208,446	Series 2016-P4, Class AAB, 2.78%, due 7/10/2049	203,126
206,428	Cold Storage Trust, Series 2020-ICE5, Class D, (1 mo. USD Term SOFR + 2.21%), 7.53%, due 11/15/2037	206,196 (a)(c)
COMM Mortgage Trust
1,000,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	866,878
731,862	Series 2014-UBS3, Class XA, 1.01%, due 6/10/2047	16 (b)(d)
38,596	Series 2014-CR19, Class ASB, 3.50%, due 8/10/2047	38,479
4,317,804	Series 2014-UBS6, Class XA, 0.96%, due 12/10/2047	5,268 (b)(d)
6,006,815	CSAIL Commercial Mortgage Trust, Series 2016-C5, Class XA, 1.04%, due 11/15/2048	62,667 (b)(d)
640,000	Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, due 9/10/2035	599,230 (a)(b)
1,535,000	Federal Home Loan Mortgage Corp. Multiclass Certificates, Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	76,589 (b)(d)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
4,851,349	Series KW03, Class X1, 0.93%, due 6/25/2027	89,645 (b)(d)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Commercial Mortgage-Backed – cont'd
$3,387,691	Series K095, Class X1, 1.08%, due 6/25/2029	$133,200 (b)(d)
5,253,342	Series K096, Class X1, 1.26%, due 7/25/2029	243,976 (b)(d)
4,100,000	Series K098, Class XAM, 1.52%, due 8/25/2029	253,951 (b)(d)
147,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.51%, due 2/10/2056	144,481 (b)
207,000	Great Wolf Trust, Series 2024-WOLF, Class D, (1 mo. USD Term SOFR + 2.89%), 8.21%, due 3/15/2039	206,742 (a)(c)
GS Mortgage Securities Trust
48,378	Series 2010-C1, Class B, 5.15%, due 8/10/2043	48,249 (a)
3,964,061	Series 2013-GC13, Class XA, 0.00%, due 7/10/2046	40 (b)(d)
134,000	Series 2016-GS2, Class C, 4.85%, due 5/10/2049	123,897 (b)
14,374,014	Series 2015-GC30, Class XA, 0.85%, due 5/10/2050	66,267 (b)(d)
400,000	Hilton USA Trust, Series 2016-HHV, Class D, 4.33%, due 11/5/2038	373,752 (a)(b)
403,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. USD Term SOFR + 2.49%), 7.81%, due 8/15/2039	405,015 (a)(c)
181,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class D, 3.56%, due 1/5/2039	131,225 (a)(b)
482,000	Manhattan West Mortgage Trust, Series 2020-1MW, Class D, 2.41%, due 9/10/2039	409,404 (a)(b)
MCR Mortgage Trust
114,239	Series 2024-HTL, Class B, (1 mo. USD Term SOFR + 2.41%), 7.73%, due 2/15/2037	120,075 (a)(c)
128,519	Series 2024-HTL, Class D, (1 mo. USD Term SOFR + 3.91%), 9.23%, due 2/15/2037	134,831 (a)(c)
210,000	MED Commercial Mortgage Trust, Series 2024-MOB, Class C, (1 mo. USD Term SOFR + 2.29%), 7.60%, due 5/15/2041	209,475 (c)(e)(f)
246,816	Med Trust, Series 2021-MDLN, Class F, (1 mo. USD Term SOFR + 4.11%), 9.44%, due 11/15/2038	246,198 (a)(c)
152,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.56%, due 5/15/2050	137,517 (b)
137,000	Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.22%, due 12/15/2051	119,406 (b)
MSWF Commercial Mortgage Trust
19,000	Series 2023-2, Class D, 4.00%, due 12/15/2056	13,186 (a)
57,000	Series 2023-2, Class C, 7.25%, due 12/15/2056	57,791 (b)
1,025,000	NYO Commercial Mortgage Trust, Series 2021-1290, Class D, (1 mo. USD Term SOFR + 2.66%), 7.98%, due 11/15/2038	769,919 (a)(c)
One Market Plaza Trust
154,855	Series 2017-1MKT, Class A, 3.61%, due 2/10/2032	140,474 (a)
210,000	Series 2017-1MKT, Class B, 3.85%, due 2/10/2032	186,784 (a)
285,000	ONE Mortgage Trust, Series 2021-PARK, Class A, (1 mo. USD Term SOFR + 0.81%), 6.14%, due 3/15/2036	276,272 (a)(c)
237,000	ORL Trust, Series 2023-GLKS, Class D, (1 mo. USD Term SOFR + 4.30%), 9.62%, due 10/19/2036	237,518 (a)(c)
437,000	SFO Commercial Mortgage Trust, Series 2021-555, Class A, (1 mo. USD Term SOFR + 1.26%), 6.59%, due 5/15/2038	419,740 (a)(c)
209,000	SHER Trust, Series 2024-DAL, Class C, (1 mo. USD Term SOFR + 2.89%), 8.22%, due 4/15/2029	207,954 (a)(c)
Taubman Centers Commercial Mortgage Trust
216,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 8.25%, due 5/15/2037	216,808 (a)(c)
181,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 9.10%, due 5/15/2037	181,226 (a)(c)
Wells Fargo Commercial Mortgage Trust
270,000	Series 2014-LC18, Class A5, 3.41%, due 12/15/2047	265,198
365,000	Series 2016-NXS6, Class B, 3.81%, due 11/15/2049	338,306
3,692,878	Series 2019-C52, Class XA, 1.74%, due 8/15/2052	214,979 (b)(d)
18,117,242
Federal Home Loan Mortgage Corp. 4.5%
Pass-Through Certificates
61,077	4.50%, due 11/1/2039	58,130
3,907,989	5.50%, due 9/1/2052 - 4/1/2053	3,800,212
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Federal Home Loan Mortgage Corp. – cont'd
$3,621,772	6.00%, due 10/1/2052 - 1/1/2054	$3,592,640
7,450,982
Federal National Mortgage Association 3.6%
Pass-Through Certificates
82,026	4.50%, due 4/1/2039 - 5/1/2044	77,737
3,017,403	5.50%, due 11/1/2052 - 5/1/2053	2,933,448
3,044,404	6.00%, due 11/1/2052 - 10/1/2053	3,024,261
6,035,446
Total Mortgage-Backed Securities (Cost $54,138,233)		50,824,909
Asset-Backed Securities 22.6%
875,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class A, (3 mo. USD Term SOFR + 1.46%), 6.79%, due 10/15/2034	875,233 (a)(c)
631,264	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	562,764 (a)
367,000	Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.18%, due 12/15/2028	367,897 (a)
Avis Budget Rental Car Funding AESOP LLC
375,000	Series 2020-2A, Class B, 2.96%, due 2/20/2027	355,653 (a)
225,000	Series 2022-5A, Class CN, 6.24%, due 4/20/2027	223,342 (a)
485,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	434,037 (a)
245,000	Series 2024-1A, Class C, 6.48%, due 6/20/2030	243,508 (a)
Bayview Opportunity Master Fund VII LLC
84,000	Series 2024-EDU1, Class C, (30 day USD SOFR Average + 1.80%), 7.62%, due 6/25/2047	84,325 (a)(c)(f)
35,000	Series 2024-EDU1, Class D, (30 day USD SOFR Average + 2.75%), 8.83%, due 6/25/2047	35,014 (a)(c)(f)
219,000	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	192,498 (a)
884,352	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.29%, due 7/26/2032	888,018 (a)
436,000	Business Jet Securities LLC, Series 2024-1A, Class A, 6.20%, due 5/15/2039	433,229 (a)
CCG Receivables Trust
211,220	Series 2023-1, Class A2, 5.82%, due 9/16/2030	211,448 (a)
418,000	Series 2023-2, Class A2, 6.28%, due 4/14/2032	420,955 (a)
Compass Datacenters Issuer II LLC
300,000	Series 2024-1A, Class A1, 5.25%, due 2/25/2049	290,113 (a)
120,000	Series 2024-1A, Class A2, 5.75%, due 2/25/2049	117,841 (a)
100,000	Series 2024-1A, Class B, 7.00%, due 2/25/2049	100,232 (a)
1,140,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,114,342 (a)
CyrusOne Data Centers Issuer I LLC
186,000	Series 2023-1A, Class A2, 4.30%, due 4/20/2048	172,596 (a)
244,000	Series 2023-2A, Class A2, 5.56%, due 11/20/2048	237,103 (a)
Dell Equipment Finance Trust
180,286	Series 2023-1, Class A2, 5.65%, due 9/22/2028	180,284 (a)
315,000	Series 2024-1, Class A3, 5.39%, due 3/22/2030	313,511 (a)
170,000	Series 2024-1, Class C, 5.73%, due 3/22/2030	169,082 (a)
170,000	Series 2024-1, Class D, 6.12%, due 9/23/2030	169,127 (a)
1,000,000	Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. USD Term SOFR + 2.91%), 8.24%, due 4/18/2031	975,838 (a)(c)
334,728	Elara HGV Timeshare Issuer LLC, Series 2023-A, Class A, 6.16%, due 2/25/2038	335,515 (a)
462,000	Flagship Credit Auto Trust, Series 2024-1, Class A3, 5.48%, due 10/16/2028	458,561 (a)
435,000	Fort Washington CLO Ltd., Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.48%), 6.81%, due 10/20/2034	436,695 (a)(c)
601,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, due 8/20/2053	600,368 (a)
362,000	GLS Auto Select Receivables Trust, Series 2024-2A, Class A2, 5.58%, due 6/17/2030	360,857 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
Gracie Point International Funding LLC
$205,000	Series 2024-1A, Class A, (90 day USD SOFR Average + 1.70%), 7.06%, due 3/1/2028	$205,503 (a)(c)
205,000	Series 2024-1A, Class B, (90 day USD SOFR Average + 2.10%), 7.46%, due 3/1/2028	205,502 (a)(c)
Hilton Grand Vacations Trust
146,051	Series 2018-AA, Class A, 3.54%, due 2/25/2032	143,025 (a)
103,654	Series 2022-2A, Class A, 4.30%, due 1/25/2037	99,929 (a)
331,083	Series 2022-2A, Class B, 4.74%, due 1/25/2037	321,297 (a)
250,000	Series 2024-1B, Class A, 5.75%, due 9/15/2039	250,619 (a)
185,000	Series 2024-1B, Class B, 5.99%, due 9/15/2039	185,498 (a)
100,000	Series 2024-1B, Class C, 6.62%, due 9/15/2039	100,492 (a)
JP Morgan Mortgage Trust
331,597	Series 2023-HE2, Class A1, (30 day USD SOFR Average + 1.70%), 7.03%, due 3/25/2054	333,668 (a)(c)
135,000	Series 2023-HE3, Class M1, (30 day USD SOFR Average + 2.10%), 7.43%, due 5/25/2054	136,011 (a)(c)
156,376	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	152,006 (a)
1,000,000	Katayma CLO II Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.65%), 6.94%, due 4/20/2037	1,003,464 (a)(c)
407,000	Kubota Credit Owner Trust, Series 2024-1A, Class A3, 5.19%, due 7/17/2028	403,688 (a)
539,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	538,491 (a)
MVW LLC
258,971	Series 2021-2A, Class A, 1.43%, due 5/20/2039	237,746 (a)
183,729	Series 2021-2A, Class B, 1.83%, due 5/20/2039	168,621 (a)
72,453	Series 2021-1WA, Class B, 1.44%, due 1/22/2041	67,005 (a)
192,842	Series 2024-1A, Class B, 5.51%, due 2/20/2043	190,542 (a)
108,228	Series 2024-1A, Class C, 6.20%, due 2/20/2043	107,286 (a)
Navient Private Education Refi Loan Trust
237,975	Series 2021-BA, Class A, 0.94%, due 7/15/2069	205,413 (a)
671,900	Series 2021-CA, Class A, 1.06%, due 10/15/2069	582,887 (a)
256,598	Series 2021-EA, Class A, 0.97%, due 12/16/2069	219,273 (a)
511,064	Series 2021-FA, Class A, 1.11%, due 2/18/2070	429,820 (a)
1,200,000	Oaktree CLO Ltd., Series 2022-3A, Class A2, (3 mo. USD Term SOFR + 2.30%), 7.63%, due 7/15/2035	1,202,339 (a)(c)
1,000,000	Octagon Investment Partners 43 Ltd., Series 2019-1A, Class D, (3 mo. USD Term SOFR + 4.16%), 9.49%, due 10/25/2032	994,286 (a)(c)
422,000	OneMain Financial Issuance Trust, Series 2022-2A, Class A, 4.89%, due 10/14/2034	418,365 (a)
PFS Financing Corp.
300,000	Series 2021-B, Class A, 0.77%, due 8/15/2026	295,782 (a)
233,000	Series 2022-A, Class A, 2.47%, due 2/15/2027	226,833 (a)
872,000	Series 2024-D, Class A, 5.34%, due 4/16/2029	865,913 (a)
580,000	Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.08%, due 2/15/2028	534,876 (a)
1,200,000	Regatta XXVIII Funding Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.55%), 6.88%, due 4/25/2037	1,199,930 (a)(c)
3,100,000	RRX 3 Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.58%), 6.91%, due 4/15/2034	3,101,458 (a)(c)
87,000	Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45%, due 3/15/2030	85,933
410,000	SBA Tower Trust, Series 2014-2A, Class C, 3.87%, due 10/15/2049	406,261 (a)
421,000	SFS Auto Receivables Securitization Trust, Series 2024-1A, Class C, 5.51%, due 1/20/2032	415,493 (a)
Sierra Timeshare Receivables Funding LLC
38,682	Series 2019-2A, Class A, 2.59%, due 5/20/2036	38,438 (a)
47,112	Series 2020-2A, Class C, 3.51%, due 7/20/2037	45,699 (a)
124,038	Series 2022-1A, Class A, 3.05%, due 10/20/2038	118,329 (a)
165,708	Series 2022-1A, Class C, 3.94%, due 10/20/2038	156,979 (a)
167,102	Series 2023-2A, Class C, 7.30%, due 4/20/2040	168,236 (a)
94,068	Series 2022-2A, Class B, 5.04%, due 6/20/2040	91,431 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$160,050	Series 2023-3A, Class B, 6.44%, due 9/20/2040	$160,368 (a)
406,503	Series 2024-1A, Class C, 5.94%, due 1/20/2043	402,851 (a)
1,000,000	Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. USD Term SOFR + 1.53%), 6.86%, due 4/20/2033	1,000,617 (a)(c)
38,291	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	38,266 (a)
490,000	SoFi Professional Loan Program LLC, Series 2018-C, Class BFX, 4.13%, due 1/25/2048	436,828 (a)
334,000	Sotheby's Artfi Master Trust, Series 2024-1A, Class A1, 6.43%, due 12/22/2031	333,843 (a)
548,000	Stack Infrastructure Issuer LLC, Series 2023-3A, Class A2, 5.90%, due 10/25/2048	540,319 (a)
Taco Bell Funding LLC
258,750	Series 2016-1A, Class A23, 4.97%, due 5/25/2046	253,092 (a)
191,588	Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	172,017 (a)
365,518	TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, due 9/20/2045	329,909 (a)
500,000	TICP CLO VII Ltd., Series 2017-7A, Class DR, (3 mo. USD Term SOFR + 3.46%), 8.79%, due 4/15/2033	495,714 (a)(c)
206,700	TIF Funding III LLC, Series 2024-1A, Class B, 5.58%, due 4/20/2049	202,060 (a)
544,000	T-Mobile U.S. Trust, Series 2022-1A, Class A, 4.91%, due 5/22/2028	540,521 (a)
Towd Point Mortgage Trust
425,711	Series 2024-CES1, Class A1A, 5.85%, due 1/25/2064	421,819 (a)(c)
416,965	Series 2024-CES2, Class A1A, 6.13%, due 2/25/2064	418,415 (a)(c)
264,787	U.S. Bank NA, Series 2023-1, Class B, 6.79%, due 8/25/2032	265,586 (a)
1,000,000	Voya CLO Ltd., Series 2016-2A, Class CR, (3 mo. USD Term SOFR + 4.26%), 9.59%, due 7/19/2028	1,003,810 (a)(c)
1,200,000	Wellington Management CLO 1 Ltd., Series 2023-1A, Class A, (3 mo. USD Term SOFR + 1.80%), 7.12%, due 10/20/2036	1,207,222 (a)(c)
360,000	Westlake Automobile Receivables Trust, Series 2024-1A, Class A3, 5.44%, due 5/17/2027	358,682 (a)
875,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.48%), 6.81%, due 10/15/2034	876,157 (a)(c)
285,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class B, 7.81%, due 4/20/2054	284,862 (a)
Total Asset-Backed Securities (Cost $38,071,476)		37,757,311

Corporate Bonds 40.1%
Aerospace & Defense 2.4%
Boeing Co.
1,025,000	2.70%, due 2/1/2027	934,205
820,000	6.30%, due 5/1/2029	823,257 (a)
2,100,000	L3Harris Technologies, Inc., 5.40%, due 1/15/2027	2,096,274
180,000	TransDigm, Inc., 5.50%, due 11/15/2027	174,927
4,028,663
Airlines 0.6%
175,000	American Airlines, Inc., 7.25%, due 2/15/2028	175,991 (a)
233,333	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, due 4/20/2026	230,626 (a)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	110,819 (a)
232,499	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	229,297 (a)
210,000	Latam Airlines Group SA, 13.38%, due 10/15/2027	233,643 (a)
980,376
Auto Manufacturers 3.1%
Ford Motor Credit Co. LLC
45,000	6.95%, due 6/10/2026	45,684
390,000	7.35%, due 11/4/2027	403,397
130,000	6.80%, due 5/12/2028	132,659
320,000	2.90%, due 2/10/2029	276,242
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Auto Manufacturers – cont'd
General Motors Financial Co., Inc.
$490,000	3.80%, due 4/7/2025	$480,769
1,945,000	5.40%, due 4/6/2026	1,932,815
Volkswagen Group of America Finance LLC
1,010,000	3.35%, due 5/13/2025	986,055 (a)
850,000	6.00%, due 11/16/2026	857,295 (a)
5,114,916
Auto Parts & Equipment 0.5%
IHO Verwaltungs GmbH
260,000	6.00% Cash/6.75% PIK, due 5/15/2027	255,464 (a)(g)
90,000	6.38% Cash/7.13% PIK, due 5/15/2029	88,473 (a)(g)
ZF North America Capital, Inc.
275,000	4.75%, due 4/29/2025	270,590 (a)
155,000	6.75%, due 4/23/2030	155,323 (a)
769,850
Banks 11.1%
Banco Santander SA
450,000	2.75%, due 5/28/2025	435,738
1,440,000	5.15%, due 8/18/2025	1,422,758
1,980,000	Bank of America Corp., 3.38%, due 4/2/2026	1,934,952 (h)
975,000	Barclays PLC, 5.67%, due 3/12/2028	968,150 (h)
1,400,000	Citigroup, Inc., 2.01%, due 1/25/2026	1,359,226 (h)
Goldman Sachs Group, Inc.
780,000	(Secured Overnight Financing Rate + 0.51%), 5.86%, due 9/10/2024	780,363 (c)
2,230,000	1.95%, due 10/21/2027	2,036,159 (h)
JPMorgan Chase & Co.
1,100,000	2.30%, due 10/15/2025	1,081,864 (h)
1,225,000	4.08%, due 4/26/2026	1,203,870 (h)
750,000	Lloyds Banking Group PLC, 5.46%, due 1/5/2028	743,441 (h)
Morgan Stanley
1,560,000	0.79%, due 5/30/2025	1,552,701 (h)
1,345,000	1.59%, due 5/4/2027	1,239,668 (h)
340,000	5.65%, due 4/13/2028	340,334 (h)
650,000	Truist Financial Corp., 5.90%, due 10/28/2026	649,671 (h)
750,000	UBS Group AG, 1.36%, due 1/30/2027	692,118 (a)(h)
2,115,000	Wells Fargo & Co., 3.91%, due 4/25/2026	2,074,386 (h)
18,515,399
Building Materials 0.3%
320,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	314,593 (a)
223,000	Jeld-Wen, Inc., 4.63%, due 12/15/2025	217,402 (a)
531,995
Chemicals 0.6%
120,000	INEOS Finance PLC, 7.50%, due 4/15/2029	120,558 (a)
330,000	Olympus Water U.S. Holding Corp., 7.13%, due 10/1/2027	334,181 (a)
415,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	398,306 (a)
180,000	WR Grace Holdings LLC, 4.88%, due 6/15/2027	170,842 (a)
1,023,887
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Commercial Services 0.8%
$470,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, due 6/1/2028	$422,166 (a)
460,000	Champions Financing, Inc., 8.75%, due 2/15/2029	470,085 (a)
180,000	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%, due 1/15/2028	175,845 (a)
290,000	ZipRecruiter, Inc., 5.00%, due 1/15/2030	255,111 (a)
1,323,207
Computers 0.1%
270,000	ASGN, Inc., 4.63%, due 5/15/2028	251,966 (a)
Distribution - Wholesale 0.1%
290,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	254,295 (a)
Diversified Financial Services 1.2%
460,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, due 7/15/2025	463,296
1,040,000	Capital One Financial Corp., 4.17%, due 5/9/2025	1,039,556 (h)
515,000	OneMain Finance Corp., 3.50%, due 1/15/2027	473,804
1,976,656
Electric 1.7%
180,000	Calpine Corp., 4.50%, due 2/15/2028	168,096 (a)
2,135,000	Dominion Energy, Inc., 2.85%, due 8/15/2026	2,010,049
160,000	NRG Energy, Inc., 10.25%, due 3/15/2028	172,499 (a)(h)(i)
430,000	Vistra Corp., 7.00%, due 12/15/2026	424,744 (a)(h)(i)
2,775,388
Electronics 0.6%
695,000	EquipmentShare.com, Inc., 9.00%, due 5/15/2028	713,473 (a)
345,000	TTM Technologies, Inc., 4.00%, due 3/1/2029	308,561 (a)
1,022,034
Engineering & Construction 0.5%
490,000	Artera Services LLC, 8.50%, due 2/15/2031	501,394 (a)
270,000	Global Infrastructure Solutions, Inc., 5.63%, due 6/1/2029	242,581 (a)
175,000	GTP Acquisition Partners I LLC, 3.48%, due 6/16/2025	170,433 (a)
914,408
Entertainment 1.2%
1,990,000	Warnermedia Holdings, Inc., 6.41%, due 3/15/2026	1,990,560
Environmental Control 0.1%
170,000	Madison IAQ LLC, 4.13%, due 6/30/2028	157,701 (a)
Food 0.2%
395,000	Campbell Soup Co., 5.30%, due 3/20/2026	393,305
Food Service 0.1%
235,000	TKC Holdings, Inc., 6.88%, due 5/15/2028	221,835 (a)
Healthcare - Products 0.2%
340,000	Medline Borrower LP, 5.25%, due 10/1/2029	316,533 (a)
Holding Companies - Diversified 0.2%
310,000	Benteler International AG, 10.50%, due 5/15/2028	330,023 (a)
Insurance 1.0%
430,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer, 6.75%, due 10/15/2027	421,666 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Insurance – cont'd
$455,000	AssuredPartners, Inc., 5.63%, due 1/15/2029	$414,905 (a)
785,000	Jackson National Life Global Funding, 1.75%, due 1/12/2025	760,976 (a)
1,597,547
Leisure Time 0.4%
290,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	287,301 (a)
90,000	Viking Cruises Ltd., 7.00%, due 2/15/2029	89,659 (a)
250,000	VOC Escrow Ltd., 5.00%, due 2/15/2028	238,419 (a)
615,379
Machinery - Construction & Mining 0.1%
170,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	170,488 (a)
Machinery - Diversified 0.2%
320,000	TK Elevator Holdco GmbH, 7.63%, due 7/15/2028	313,625 (a)
Media 0.3%
CCO Holdings LLC/CCO Holdings Capital Corp.
170,000	5.50%, due 5/1/2026	166,555 (a)
360,000	5.13%, due 5/1/2027	337,382 (a)
503,937
Oil & Gas 2.3%
460,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, due 11/1/2026	459,313 (a)
465,000	Borr IHC Ltd./Borr Finance LLC, 10.00%, due 11/15/2028	480,682 (a)
505,000	Civitas Resources, Inc., 8.38%, due 7/1/2028	526,808 (a)
Comstock Resources, Inc.
340,000	6.75%, due 3/1/2029	323,718 (a)
110,000	6.75%, due 3/1/2029	103,500 (a)
1,780,000	Diamondback Energy, Inc., 5.20%, due 4/18/2027	1,767,076
230,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	232,680 (a)
3,893,777
Oil & Gas Services 0.2%
330,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	331,288 (a)
Packaging & Containers 0.3%
580,000	Mauser Packaging Solutions Holding Co., 7.88%, due 4/15/2027	590,875 (a)
Pharmaceuticals 2.4%
1,695,000	AbbVie, Inc., 4.80%, due 3/15/2029	1,664,110
605,000	Bayer U.S. Finance LLC, 6.13%, due 11/21/2026	605,951 (a)
1,885,000	CVS Health Corp., 3.63%, due 4/1/2027	1,794,557
4,064,618
Pipelines 2.7%
Enbridge, Inc.
360,000	5.90%, due 11/15/2026	362,324
359,000	5.25%, due 4/5/2027	356,229
980,000	Energy Transfer LP, 6.05%, due 12/1/2026	991,527
305,000	Genesis Energy LP/Genesis Energy Finance Corp., 8.25%, due 1/15/2029	309,301
1,215,000	Kinder Morgan, Inc., 5.00%, due 2/1/2029	1,185,419
540,000	MPLX LP, 4.88%, due 6/1/2025	534,906
460,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, due 3/1/2027	448,072 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Pipelines – cont'd
$320,000	Venture Global LNG, Inc., 8.13%, due 6/1/2028	$327,190 (a)
		4,514,968
Real Estate Investment Trusts 2.1%
	American Tower Corp.
870,000	1.60%, due 4/15/2026	804,799
1,635,000	1.45%, due 9/15/2026	1,485,876
432,000	American Tower Trust 1, 5.49%, due 3/15/2028	430,068 (a)
190,000	Blackstone Mortgage Trust, Inc., 3.75%, due 1/15/2027	170,217 (a)
390,000	Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/2028	332,671 (a)
280,000	Starwood Property Trust, Inc., 3.63%, due 7/15/2026	258,939 (a)
		3,482,570
Software 1.7%
190,000	AthenaHealth Group, Inc., 6.50%, due 2/15/2030	171,047 (a)
235,000	Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 8.75%, due 5/1/2029	235,465 (a)(f)
2,550,000	Oracle Corp., 1.65%, due 3/25/2026	2,369,025
		2,775,537
Telecommunications 0.8%
350,000	Frontier Communications Holdings LLC, 5.88%, due 10/15/2027	335,705 (a)
1,010,000	T-Mobile USA, Inc., 3.75%, due 4/15/2027	962,410
		1,298,115
Total Corporate Bonds (Cost $67,859,592)		67,045,721

Loan Assignments(c)2.8%
Aerospace & Defense 0.1%
187,479	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/1/2028	187,445
Air Transport 0.1%
144,000	American Airlines, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.34%, due 4/20/2028	149,624
Business Equipment & Services 0.3%
175,000	Veritiv Corp., Term Loan B, (3 mo. USD Term SOFR + 5.00%), 10.31%, due 11/30/2030	174,912
359,998	William Morris Endeavor Entertainment LLC, First Lien Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.18% – 8.19%, due 5/18/2025	360,747 (j)
		535,659
Chemicals & Plastics 0.1%
175,000	INEOS Quattro Holdings UK Ltd., First Lien Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.67%, due 4/2/2029	174,344
Commercial Services 0.1%
189,521	Neptune Bidco U.S., Inc., Term Loan B, (3 mo. USD Term SOFR ), due 4/11/2029	177,729 (k)(l)
Diversified Financial Services 0.3%
497,503	Avolon TLB Borrower 1 (US) LLC, Term Loan B6, (1 mo. USD Term SOFR + 2.00%), 7.32%, due 6/22/2028	498,384
Diversified Insurance 0.2%
399,000	HUB International Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.57%, due 6/20/2030	400,979
Health Care 0.6%
438,883	Athenahealth Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 2/15/2029	437,786
171,319	Medline Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 10/23/2028	171,698
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Principal Amount		Value

Health Care – cont'd
$354,236	Select Medical Corp., Term Loan B1, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 3/6/2027	$354,459
		963,943
Industrial Equipment 0.0%(m)
91,173	Gates Global LLC, Term Loan B3, (1 mo. USD Term SOFR + 2.50%), 7.92%, due 3/31/2027	91,385
Internet 0.1%
128,221	Gen Digital, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.42%, due 9/12/2029	128,334
Leisure Goods/Activities/Movies 0.1%
244,173	Carnival Corp., Term Loan B2, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 8/8/2027	245,394
Life Sciences Tools & Services 0.3%
430,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.31%, due 9/27/2030	429,733
Oil & Gas 0.3%
289,275	CQP Holdco LP, Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.30%, due 12/31/2030	290,027
175,000	Prairie ECI Acquiror LP, Term Loan, (1 mo. USD Term SOFR), due 8/1/2029	175,044 (k)(l)
		465,071
Retailers (except food & drug) 0.1%
175,597	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.82%, due 3/3/2028	151,335
Telecommunications 0.0%(m)
4,705	Lumen Technologies, Inc., Term Loan A, (1 mo. USD Term SOFR), due 6/1/2028	3,976 (k)(l)
Utilities 0.1%
174,553	USIC Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 3.50%), 9.06% – 9.07%, due 5/12/2028	174,400 (j)

Total Loan Assignments (Cost $4,756,431)		4,777,735
Number of Shares

Short-Term Investments 4.4%
Investment Companies 4.4%
7,429,723	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25%(n) (Cost $7,429,723)	7,429,723
Total Investments 100.3% (Cost $172,255,455)		167,835,399
Liabilities Less Other Assets (0.3)%		(502,410)(o)
Net Assets 100.0%		$167,332,989

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $88,209,036, which represents 52.7% of net assets of the Fund.

(b)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30,
2024.

(c)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
(d)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(e)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $209,475, which represents 0.1% of net assets of the Fund.

(f)	When-issued security. Total value of all such securities at April 30, 2024 amounted to $564,279, which represents 0.3% of net assets of the Fund.
(g)	Payment-in-kind (PIK) security.
(h)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(j)	The stated interest rates represent the range of rates at April 30, 2024 of the underlying contracts within the Loan Assignment.
(k)	All or a portion of this security was purchased on a delayed delivery basis.
(l)	All or a portion of this security had not settled as of April 30, 2024 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(m)	Represents less than 0.05% of net assets of the Fund.
(n)	Represents 7-day effective yield as of April 30, 2024.
(o)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2024.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$135,190,733	80.8%
Cayman Islands	12,162,077	7.3%
Germany	3,532,776	2.1%
Jersey	2,210,686	1.3%
Spain	1,858,496	1.1%
United Kingdom	1,711,591	1.0%
Ireland	961,680	0.6%
Canada	718,553	0.4%
Switzerland	692,118	0.4%
Mexico	480,682	0.3%
Austria	330,023	0.2%
Chile	233,643	0.2%
Bermuda	202,060	0.1%
Luxembourg	120,558	0.1%
Short-Term Investments and Other Liabilities—Net	6,927,313	4.1%
	$167,332,989	100.0%
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2024, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	515	U.S. Treasury Note, 2 Year	$104,367,969	$(911,581)
Total Long Positions			$104,367,969	$(911,581)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	44	U.S. Treasury Note, 10 Year	$(4,727,250)	$98,885
6/2024	210	U.S. Treasury Note, 5 Year	(21,995,859)	391,124
6/2024	27	U.S. Treasury Note, Ultra 10 Year	(2,975,906)	77,050
6/2024	17	U.S. Treasury Ultra Bond	(2,032,563)	106,420
Total Short Positions			$(31,731,578)	$673,479
Total Futures				$(238,102)
At April 30, 2024, the Fund had $906,737 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had futures outstanding was $90,939,787 for long positions and $(28,267,784) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities#	$—	$50,824,909	$—	$50,824,909
Asset-Backed Securities	—	37,757,311	—	37,757,311
Corporate Bonds#	—	67,045,721	—	67,045,721
Loan Assignments#	—	4,777,735	—	4,777,735
Short-Term Investments	—	7,429,723	—	7,429,723
Total Investments	$—	$167,835,399	$—	$167,835,399

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited)  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$673,479	$—	$—	$673,479
Liabilities	(911,581)	—	—	(911,581)
Total	$(238,102)	$—	$—	$(238,102)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)
April 30, 2024

Principal Amount(a)		Value
U.S. Government Agency Securities 0.1%
$2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,620,356)	$2,170,953

Mortgage-Backed Securities 66.0%
Collateralized Mortgage Obligations 11.1%
Chase Home Lending Mortgage Trust
6,190,973	Series 2024-2, Class A6A, 6.00%, due 2/25/2055	6,126,608 (b)(c)
9,558,776	Series 2024-3, Class A6, 6.00%, due 2/25/2055	9,424,543 (b)(c)
10,130,000	Series 2024-4, Class A6, 6.00%, due 3/25/2055	10,017,530 (b)(c)
7,249,500	COLT Mortgage Loan Trust, Series 2024-2, Class A1, 6.13%, due 4/25/2069	7,210,468 (b)
Federal Home Loan Mortgage Corp. REMICS
4,091,318	Series 4117, Class IO, 4.00%, due 10/15/2042	739,345 (d)
2,650,562	Series 4456, Class SA, (6.04% - 30 day USD SOFR Average), 0.71%, due 3/15/2045	253,943 (d)(e)
2,585,887	Series 4627, Class SA, (5.89% - 30 day USD SOFR Average), 0.56%, due 10/15/2046	247,434 (d)(e)
14,002,313	Series 5149, Class DI, 4.00%, due 10/25/2048	2,812,342 (d)
4,784,621	Series 4994, Class LI, 4.00%, due 12/25/2048	923,709 (d)
3,235,114	Series 5146, Class EC, 1.50%, due 2/25/2049	2,464,037
3,599,022	Series 4953, Class BI, 4.50%, due 2/25/2050	777,889 (d)
13,119,584	Series 5392, Class HI, 3.50%, due 7/25/2051	2,327,499 (d)
Federal Home Loan Mortgage Corp. STACR REMICS Trust
4,380,000	Series 2021-DNA5, Class B1, (30 day USD SOFR Average + 3.05%), 8.38%, due 1/25/2034	4,630,492 (b)(e)
3,000,000	Series 2021-HQA3, Class B1, (30 day USD SOFR Average + 3.35%), 8.68%, due 9/25/2041	3,088,140 (b)(e)
7,644,000	Series 2021-DNA6, Class B1, (30 day USD SOFR Average + 3.40%), 8.73%, due 10/25/2041	7,886,400 (b)(e)
3,380,200	Series 2021-DNA7, Class M2, (30 day USD SOFR Average + 1.80%), 7.13%, due 11/25/2041	3,403,963 (b)(e)
11,002,000	Series 2021-DNA7, Class B1, (30 day USD SOFR Average + 3.65%), 8.98%, due 11/25/2041	11,442,824 (b)(e)
2,450,000	Series 2021-HQA4, Class B1, (30 day USD SOFR Average + 3.75%), 9.08%, due 12/25/2041	2,526,805 (b)(e)
18,564,000	Series 2022-DNA1, Class M2, (30 day USD SOFR Average + 2.50%), 7.83%, due 1/25/2042	18,862,628 (b)(e)
4,200,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.73%, due 2/25/2042	4,291,806 (b)(e)
13,314,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 9.08%, due 2/25/2042	13,976,075 (b)(e)
2,775,000	Series 2022-DNA2, Class B1, (30 day USD SOFR Average + 4.75%), 10.08%, due 2/25/2042	2,960,359 (b)(e)
10,100,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.58%, due 3/25/2042	10,926,988 (b)(e)
5,496,000	Series 2022-DNA3, Class M1B, (30 day USD SOFR Average + 2.90%), 8.23%, due 4/25/2042	5,695,230 (b)(e)
12,919,000	Series 2022-DNA3, Class M2, (30 day USD SOFR Average + 4.35%), 9.68%, due 4/25/2042	13,791,032 (b)(e)
5,000,000	Series 2022-DNA5, Class M1B, (30 day USD SOFR Average + 4.50%), 9.83%, due 6/25/2042	5,408,609 (b)(e)
10,972,000	Series 2022-DNA6, Class M1B, (30 day USD SOFR Average + 3.70%), 9.03%, due 9/25/2042	11,660,391 (b)(e)
5,000,000	Series 2022-DNA6, Class M2, (30 day USD SOFR Average + 5.75%), 11.08%, due 9/25/2042	5,597,339 (b)(e)
8,395,000	Series 2024-DNA1, Class M2, (30 day USD SOFR Average + 1.95%), 7.28%, due 2/25/2044	8,413,385 (b)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
$9,839,000	Series 2024-HQA1, Class M2, (30 day USD SOFR Average + 2.00%), 7.33%, due 3/25/2044	$9,836,446 (b)(e)
2,702,279	Federal Home Loan Mortgage Corp. STACR Trust, Series 2018-DNA1, Class M2, (30 day USD SOFR Average + 1.91%), 7.24%, due 7/25/2030	2,752,947 (e)
Federal National Mortgage Association Connecticut Avenue Securities
3,900,075	Series 2017-C06, Class 2M2, (30 day USD SOFR Average + 2.91%), 8.24%, due 2/25/2030	4,034,160 (e)
1,005,135	Series 2017-C07, Class 1M2, (30 day USD SOFR Average + 2.51%), 7.84%, due 5/25/2030	1,031,991 (e)
1,850,776	Series 2018-C02, Class 2M2, (30 day USD SOFR Average + 2.31%), 7.64%, due 8/25/2030	1,894,158 (e)
327,049	Series 2018-C04, Class 2M2, (30 day USD SOFR Average + 2.66%), 7.99%, due 12/25/2030	337,666 (e)
1,893,970	Series 2018-C05, Class 1M2, (30 day USD SOFR Average + 2.46%), 7.79%, due 1/25/2031	1,936,585 (e)
6,143,976	Series 2019-R04, Class 2B1, (30 day USD SOFR Average + 5.36%), 10.69%, due 6/25/2039	6,588,708 (b)(e)
4,113,982	Series 2019-R05, Class 1B1, (30 day USD SOFR Average + 4.21%), 9.54%, due 7/25/2039	4,307,054 (b)(e)
2,225,000	Series 2020-R02, Class 2B1, (30 day USD SOFR Average + 3.11%), 8.44%, due 1/25/2040	2,283,406 (b)(e)
11,349,000	Series 2020-R01, Class 1B1, (30 day USD SOFR Average + 3.36%), 8.69%, due 1/25/2040	11,774,587 (b)(e)
9,074,000	Series 2021-R03, Class 1M2, (30 day USD SOFR Average + 1.65%), 6.98%, due 12/25/2041	9,108,027 (b)(e)
8,504,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.23%, due 12/25/2041	8,586,990 (b)(e)
10,034,000	Series 2022-R02, Class 2B1, (30 day USD SOFR Average + 4.50%), 9.83%, due 1/25/2042	10,548,242 (b)(e)
10,290,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 8.43%, due 3/25/2042	10,712,854 (b)(e)
11,745,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.83%, due 3/25/2042	12,339,115 (b)(e)
5,000,000	Series 2022-R03, Class 1B1, (30 day USD SOFR Average + 6.25%), 11.58%, due 3/25/2042	5,558,629 (b)(e)
4,006,624	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.93%, due 7/25/2042	4,242,307 (b)(e)
8,407,200	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.93%, due 7/25/2042	9,242,708 (b)(e)
6,543,000	Series 2023-R01, Class 1M2, (30 day USD SOFR Average + 3.75%), 9.08%, due 12/25/2042	6,988,775 (b)(e)
6,443,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.68%, due 1/25/2043	6,791,729 (b)(e)
1,725,000	Series 2023-R02, Class 1B1, (30 day USD SOFR Average + 5.55%), 10.88%, due 1/25/2043	1,902,102 (b)(e)
1,725,000	Series 2023-R04, Class 1B1, (30 day USD SOFR Average + 5.35%), 10.68%, due 5/25/2043	1,896,756 (b)(e)
1,725,000	Series 2023-R05, Class 1B1, (30 day USD SOFR Average + 4.75%), 10.08%, due 6/25/2043	1,864,582 (b)(e)
4,500,000	Series 2023-R06, Class 1M2, (30 day USD SOFR Average + 2.70%), 8.03%, due 7/25/2043	4,657,668 (b)(e)
1,655,000	Series 2024-R01, Class 1B1, (30 day USD SOFR Average + 2.70%), 8.03%, due 1/25/2044	1,667,754 (b)(e)
Federal National Mortgage Association Interest Strip
5,879,187	Series 413, Class C26, 4.00%, due 10/25/2041	1,019,216 (d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
$7,536,942	Series 418, Class C24, 4.00%, due 8/25/2043	$1,394,364 (d)
20,405,639	Series 437, Class C29, 3.38%, due 5/25/2053	3,061,067 (c)(d)
Federal National Mortgage Association REMICS
5,569,233	Series 2019-49, Class DS, (6.04% - 30 day USD SOFR Average), 0.71%, due 6/25/2043	518,305 (d)(e)
6,615,447	Series 2018-18, Class ST, (5.99% - 30 day USD SOFR Average), 0.66%, due 12/25/2044	579,449 (d)(e)
3,472,741	Series 2016-8, Class SB, (5.99% - 30 day USD SOFR Average), 0.66%, due 3/25/2046	267,553 (d)(e)
3,120,497	Series 2016-31, Class HS, (5.89% - 30 day USD SOFR Average), 0.56%, due 6/25/2046	300,009 (d)(e)
3,556,737	Series 2016-67, Class KS, (5.89% - 30 day USD SOFR Average), 0.56%, due 9/25/2046	337,021 (d)(e)
5,988,375	Series 2016-62, Class SA, (5.89% - 30 day USD SOFR Average), 0.56%, due 9/25/2046	510,648 (d)(e)
6,954,882	Series 2019-33, Class SN, (5.99% - 30 day USD SOFR Average), 0.66%, due 7/25/2049	612,502 (d)(e)
13,173,500	Series 2021-76, Class AI, 3.50%, due 11/25/2051	2,333,936 (d)
Government National Mortgage Association REMICS
1,604,719	Series 2013-186, Class SA, (5.99% - 1 mo. USD Term SOFR), 0.67%, due 12/16/2043	136,982 (d)(e)
4,503,888	Series 2015-187, Class AI, 4.50%, due 12/20/2045	966,315 (d)
7,451,861	Series 2020-86, Class WK, 1.00%, due 6/20/2050	5,419,116
9,263,948	Series 2020-107, Class AB, 1.00%, due 7/20/2050	6,826,982
7,753,743	Series 2020-112, Class KA, 1.00%, due 8/20/2050	5,692,935
8,426,427	Series 2020-151, Class MI, 2.50%, due 10/20/2050	1,171,433 (d)
14,171,957	Series 2021-30, Class DI, 2.50%, due 2/20/2051	1,963,444 (d)
6,871,226	Series 2021-103, Class HE, 2.00%, due 6/20/2051	5,475,883
6,992,401	Series 2021-119, Class NC, 1.50%, due 7/20/2051	5,520,682
19,043,994	Series 2022-140, Class NI, 3.00%, due 7/20/2051	2,750,665 (d)
19,804,780	Series 2021-139, Class IE, 3.50%, due 8/20/2051	3,627,638 (d)
15,012,392	Series 2021-177, Class IG, 3.50%, due 10/20/2051	2,208,032 (d)
9,959,066	Series 2021-196, Class IO, 2.50%, due 11/20/2051	1,316,538 (d)
188,919	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 1A1, (1 mo. USD Term SOFR + 0.43%), 5.75%, due 10/25/2036	163,952 (e)
JP Morgan Mortgage Trust
9,730,369	Series 2024-2, Class A6A, 6.00%, due 8/25/2054	9,674,416 (b)(c)
2,156,000	Series 2024-HE1, Class M1, (30 day USD SOFR Average + 2.00%), 7.33%, due 8/25/2054	2,166,714 (b)(e)
1,606,000	Series 2024-HE1, Class M2, (30 day USD SOFR Average + 2.40%), 7.73%, due 8/25/2054	1,613,980 (b)(e)
9,631,000	Series 2024-4, Class A6A, 6.00%, due 10/25/2054	9,551,055 (b)(c)
2,312,000	Morgan Stanley Residential Mortgage Loan Trust, Series 2024-2, Class A5, 6.00%, due 3/25/2054	2,285,492 (b)(c)(f)
7,608,816	Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, due 10/25/2061	6,176,417 (b)(c)
11,104,000	Sequoia Mortgage Trust, Series 2024-4, Class A10, 6.00%, due 5/25/2054	11,003,351 (b)(c)
10,808,718	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	8,623,813 (b)(c)
21,247,228	Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.92%, due 9/25/2066	17,000,755 (b)(c)
5,739,976	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	5,289,188 (b)
Verus Securitization Trust
20,294,103	Series 2021-6, Class A1, 1.63%, due 10/25/2066	16,793,746 (b)(c)
5,219,004	Series 2021-6, Class A3, 1.89%, due 10/25/2066	4,296,997 (b)(c)
2,872,818	Series 2022-4, Class A3, 4.74%, due 4/25/2067	2,674,470 (b)(c)
472,098,820
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed 7.1%
BANK
$1,828,000	Series 2019-BN17, Class C, 4.66%, due 4/15/2052	$1,531,736 (c)
1,376,000	Series 2021-BN38, Class C, 3.32%, due 12/15/2064	1,017,778 (c)
BANK5
3,786,000	Series 2024-5YR5, Class B, 6.54%, due 2/15/2029	3,791,545 (c)
4,271,000	Series 2023-5YR3, Class C, 7.56%, due 9/15/2056	4,350,104 (c)
3,236,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class C, 3.71%, due 11/15/2052	2,709,762
BBCMS Mortgage Trust
93,151,516	Series 2021-C11, Class XA, 1.49%, due 9/15/2054	6,133,049 (c)(d)
32,956,064	Series 2022-C17, Class XA, 1.32%, due 9/15/2055	2,438,538 (c)(d)
3,150,000	Series 2024-C24, Class C, 6.00%, due 2/15/2057	2,977,154
Benchmark Mortgage Trust
2,843,000	Series 2024-V6, Class C, 6.67%, due 3/15/2029	2,806,002
3,728,000	Series 2020-IG2, Class UBRC, 3.63%, due 9/15/2048	3,438,246 (b)(c)
3,200,000	Series 2020-B16, Class C, 3.53%, due 2/15/2053	2,465,563 (c)
257,000	Series 2020-B17, Class B, 2.92%, due 3/15/2053	199,736
4,264,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	3,144,462 (c)
47,166,952	Series 2021-B30, Class XA, 0.92%, due 11/15/2054	2,161,388 (c)(d)
810,000	Series 2023-B40, Class D, 4.00%, due 12/15/2056	542,105 (b)
4,611,000	Series 2023-B40, Class C, 7.64%, due 12/15/2056	4,781,700 (c)
898,000	Series 2024-V5, Class D, 4.00%, due 1/10/2057	706,449 (b)
1,509,000	Series 2024-V5, Class C, 7.20%, due 1/10/2057	1,514,799 (c)
BMO Mortgage Trust
1,731,000	Series 2023-C5, Class C, 6.85%, due 6/15/2056	1,691,554 (c)
1,928,000	Series 2024-5C3, Class B, 6.56%, due 2/15/2057	1,924,491 (c)
10,834,452	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 9.02%, due 4/15/2037	10,814,136 (b)(e)
BX Commercial Mortgage Trust
13,096,637	Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.09%, due 9/15/2036	12,883,817 (b)(e)
3,084,000	Series 2021-VOLT, Class F, (1 mo. USD Term SOFR + 2.51%), 7.84%, due 9/15/2036	3,053,160 (b)(e)
481,000	Series 2024-MF, Class C, (1 mo. USD Term SOFR + 1.94%), 7.26%, due 2/15/2039	477,693 (b)(e)
2,542,000	Series 2024-XL4, Class C, (1 mo. USD Term SOFR + 2.19%), 7.51%, due 2/15/2039	2,541,206 (b)(e)
6,790,000	Series 2024-MF, Class D, (1 mo. USD Term SOFR + 2.69%), 8.01%, due 2/15/2039	6,773,025 (b)(e)
2,400,000	Series 2023-XL3, Class D, (1 mo. USD Term SOFR + 3.59%), 8.91%, due 12/9/2040	2,417,250 (b)(e)
7,292,988	Series 2024-XL5, Class D, (1 mo. USD Term SOFR + 2.69%), 8.01%, due 3/15/2041	7,274,756 (b)(e)
BX Trust
9,726,000	Series 2024-BIO, Class C, (1 mo. USD Term SOFR + 2.64%), 7.96%, due 2/15/2041	9,689,527 (b)(e)
9,916,000	Series 2019-OC11, Class D, 4.08%, due 12/9/2041	8,562,028 (b)(c)
CAMB Commercial Mortgage Trust
2,374,000	Series 2019-LIFE, Class D, (1 mo. USD Term SOFR + 2.05%), 7.37%, due 12/15/2037	2,369,549 (b)(e)
1,620,000	Series 2019-LIFE, Class E, (1 mo. USD Term SOFR + 2.45%), 7.77%, due 12/15/2037	1,613,419 (b)(e)
4,530,000	Series 2019-LIFE, Class F, (1 mo. USD Term SOFR + 2.85%), 8.17%, due 12/15/2037	4,493,194 (b)(e)
Citigroup Commercial Mortgage Trust
2,425,000	Series 2023-PRM3, Class C, 6.57%, due 7/10/2028	2,387,957 (b)(c)
2,011,332	Series 2013-375P, Class A, 3.25%, due 5/10/2035	1,953,630 (b)
2,776,000	Series 2023-SMRT, Class C, 6.05%, due 10/12/2040	2,683,027 (b)(c)
43,507,315	Series 2014-GC25, Class XA, 1.09%, due 10/10/2047	23,477 (c)(d)
23,690,471	Series 2015-GC27, Class XA, 1.45%, due 2/10/2048	132,951 (c)(d)
1,843,000	Series 2017-P8, Class C, 4.40%, due 9/15/2050	1,612,771 (c)
5,267,000	Series 2022-GC48, Class C, 5.04%, due 5/15/2054	4,412,715 (c)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed – cont'd
$10,312,554	Cold Storage Trust, Series 2020-ICE5, Class D, (1 mo. USD Term SOFR + 2.21%), 7.53%, due 11/15/2037	$10,300,960 (b)(e)
COMM Mortgage Trust
6,200,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	5,374,645
2,248,000	Series 2013-CR8, Class D, 3.66%, due 6/10/2046	2,134,668 (b)(c)
5,361,714	Series 2014-CR16, Class XA, 0.91%, due 4/10/2047	95 (c)(d)
8,173,174	Series 2014-CR17, Class XA, 0.87%, due 5/10/2047	152 (c)(d)
20,739,776	Series 2014-UBS3, Class XA, 1.01%, due 6/10/2047	452 (c)(d)
36,808,454	Series 2014-UBS6, Class XA, 0.96%, due 12/10/2047	44,910 (c)(d)
CSAIL Commercial Mortgage Trust
1,045,000	Series 2018-C14, Class C, 5.04%, due 11/15/2051	857,624 (c)
29,934,839	Series 2015-C2, Class XA, 0.85%, due 6/15/2057	102,033 (c)(d)
2,887,000	Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, due 9/10/2035	2,703,089 (b)(c)
Extended Stay America Trust
1,837,654	Series 2021-ESH, Class C, (1 mo. USD Term SOFR + 1.81%), 7.14%, due 7/15/2038	1,834,208 (b)(e)
7,122,967	Series 2021-ESH, Class D, (1 mo. USD Term SOFR + 2.36%), 7.69%, due 7/15/2038	7,122,967 (b)(e)
Federal Home Loan Mortgage Corp. Multiclass Certificates
61,820,000	Series 2020-RR03, Class X1, 1.71%, due 7/27/2028	3,591,717 (d)
27,400,000	Series 2020-RR02, Class DX, 1.82%, due 9/27/2028	1,761,806 (c)(d)
65,436,000	Series 2020-RR04, Class X, 2.13%, due 2/27/2029	5,037,813 (c)(d)
18,835,000	Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	939,769 (c)(d)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
70,984,000	Series K083, Class XAM, 0.19%, due 10/25/2028	275,688 (c)(d)
77,922,000	Series K085, Class XAM, 0.20%, due 10/25/2028	328,730 (c)(d)
2,597,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.51%, due 2/10/2056	2,552,496 (c)
4,982,000	Great Wolf Trust, Series 2024-WOLF, Class D, (1 mo. USD Term SOFR + 2.89%), 8.21%, due 3/15/2039	4,975,779 (b)(e)
GS Mortgage Securities Trust
28,165	Series 2011-GC5, Class XA, 0.09%, due 8/10/2044	— (b)(c)(d)
3,458,000	Series 2015-GS1, Class AS, 4.04%, due 11/10/2048	3,137,990 (c)
3,237,000	Series 2016-GS2, Class C, 4.85%, due 5/10/2049	2,992,955 (c)
40,407,742	Series 2015-GC30, Class XA, 0.85%, due 5/10/2050	186,288 (c)(d)
3,284,000	Series 2019-GC42, Class C, 3.83%, due 9/10/2052	2,603,218 (c)
Hilton USA Trust
1,534,500	Series 2016-HHV, Class C, 4.33%, due 11/5/2038	1,443,746 (b)(c)
350,000	Series 2016-HHV, Class D, 4.33%, due 11/5/2038	327,033 (b)(c)
4,345,000	Series 2016-HHV, Class E, 4.33%, due 11/5/2038	4,004,297 (b)(c)
2,691,058	Hudson Yards Mortgage Trust, Series 2016-10HY, Class C, 3.08%, due 8/10/2038	2,459,616 (b)(c)
5,295,828	ILPT Trust, Series 2019-SURF, Class A, 4.15%, due 2/11/2041	4,887,665 (b)
6,838,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class D, 3.56%, due 1/5/2039	4,957,545 (b)(c)
Manhattan West Mortgage Trust
1,409,000	Series 2020-1MW, Class D, 2.41%, due 9/10/2039	1,196,784 (b)(c)
1,693,000	Series 2020-1MW, Class C, 2.41%, due 9/10/2039	1,456,001 (b)(c)
MCR Mortgage Trust
3,341,486	Series 2024-HTL, Class B, (1 mo. USD Term SOFR + 2.41%), 7.73%, due 2/15/2037	3,512,194 (b)(e)
2,797,900	Series 2024-HTL, Class D, (1 mo. USD Term SOFR + 3.91%), 9.23%, due 2/15/2037	2,935,326 (b)(e)
4,677,000	MED Commercial Mortgage Trust, Series 2024-MOB, Class C, (1 mo. USD Term SOFR + 2.29%), 7.60%, due 5/15/2041	4,665,307 (e)(g)(h)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed – cont'd
Med Trust
$640,924	Series 2021-MDLN, Class D, (1 mo. USD Term SOFR + 2.11%), 7.44%, due 11/15/2038	$638,120 (b)(e)
8,478,161	Series 2021-MDLN, Class F, (1 mo. USD Term SOFR + 4.11%), 9.44%, due 11/15/2038	8,456,966 (b)(e)
2,614,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.56%, due 5/15/2050	2,364,933 (c)
Morgan Stanley Capital I Trust
1,847,000	Series 2017-H1, Class B, 4.08%, due 6/15/2050	1,656,435
3,591,550	Series 2017-H1, Class C, 4.28%, due 6/15/2050	3,172,274 (c)
6,820,000	Series 2018-L1, Class AS, 4.64%, due 10/15/2051	6,380,186 (c)
2,136,000	Series 2018-H4, Class C, 5.22%, due 12/15/2051	1,861,694 (c)
MSWF Commercial Mortgage Trust
2,302,000	Series 2023-1, Class C, 6.91%, due 5/15/2056	2,188,769 (c)
430,000	Series 2023-2, Class D, 4.00%, due 12/15/2056	298,417 (b)
1,272,000	Series 2023-2, Class C, 7.25%, due 12/15/2056	1,289,653 (c)
NYO Commercial Mortgage Trust
2,659,000	Series 2021-1290, Class B, (1 mo. USD Term SOFR + 1.66%), 6.98%, due 11/15/2038	2,489,489 (b)(e)
3,422,000	Series 2021-1290, Class D, (1 mo. USD Term SOFR + 2.66%), 7.98%, due 11/15/2038	2,570,403 (b)(e)
One Market Plaza Trust
2,373,955	Series 2017-1MKT, Class A, 3.61%, due 2/10/2032	2,153,490 (b)
1,465,000	Series 2017-1MKT, Class B, 3.85%, due 2/10/2032	1,303,040 (b)
ONE Mortgage Trust
1,537,000	Series 2021-PARK, Class D, (1 mo. USD Term SOFR + 1.61%), 6.94%, due 3/15/2036	1,437,575 (b)(e)
5,470,000	Series 2021-PARK, Class E, (1 mo. USD Term SOFR + 1.86%), 7.19%, due 3/15/2036	5,071,716 (b)(e)
4,757,000	ORL Trust, Series 2023-GLKS, Class D, (1 mo. USD Term SOFR + 4.30%), 9.62%, due 10/19/2036	4,767,406 (b)(e)
SFO Commercial Mortgage Trust
6,695,000	Series 2021-555, Class A, (1 mo. USD Term SOFR + 1.26%), 6.59%, due 5/15/2038	6,430,577 (b)(e)
4,440,000	Series 2021-555, Class B, (1 mo. USD Term SOFR + 1.61%), 6.94%, due 5/15/2038	4,194,503 (b)(e)
2,361,000	SHER Trust, Series 2024-DAL, Class C, (1 mo. USD Term SOFR + 2.89%), 8.22%, due 4/15/2029	2,349,184 (b)(e)
Taubman Centers Commercial Mortgage Trust
4,606,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 8.25%, due 5/15/2037	4,623,222 (b)(e)
3,832,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 9.10%, due 5/15/2037	3,836,790 (b)(e)
Wells Fargo Commercial Mortgage Trust
1,410,000	Series 2015-NXS4, Class C, 4.84%, due 12/15/2048	1,311,509 (c)
1,730,000	Series 2016-NXS6, Class C, 4.54%, due 11/15/2049	1,560,087 (c)
3,550,000	Series 2017-C39, Class C, 4.12%, due 9/15/2050	3,055,873
WF-RBS Commercial Mortgage Trust
102,868,000	Series 2013-C14, Class XB, 0.12%, due 6/15/2046	1,029 (c)(d)
21,460,184	Series 2014-C21, Class XA, 1.11%, due 8/15/2047	5,045 (c)(d)
48,192,170	Series 2014-C25, Class XA, 0.93%, due 11/15/2047	60,346 (c)(d)
12,371,195	Series 2014-C22, Class XA, 0.90%, due 9/15/2057	8,850 (c)(d)
302,738,596
Federal Home Loan Mortgage Corp. 13.9%
Pass-Through Certificates
50,207,944	2.50%, due 5/1/2051 - 5/1/2052	39,878,609
28,722,306	3.00%, due 11/1/2050 - 5/1/2052	23,794,129
32,387,563	3.50%, due 4/1/2052 - 2/1/2053	27,949,978
111,326,317	4.00%, due 4/1/2052 - 6/1/2053	99,698,387
112,456,846	4.50%, due 7/1/2052 - 5/1/2053	103,680,673
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Federal Home Loan Mortgage Corp. – cont'd
$115,917,758	5.00%, due 10/1/2052 - 1/1/2054	$109,916,848
99,731,849	5.50%, due 11/1/2052 - 3/1/2054	97,004,501
83,310,881	6.00%, due 12/1/2052 - 4/1/2054	82,724,889 (f)
7,514,621	6.50%, due 7/1/2053 - 2/1/2054	7,579,187
		592,227,201
Federal National Mortgage Association 16.9%
	Pass-Through Certificates
93,346,625	2.50%, due 10/1/2050 - 9/1/2052	74,210,720
58,660,648	3.00%, due 6/1/2050 - 3/1/2053	48,666,831
111,838,157	3.50%, due 5/1/2051 - 5/1/2053	96,609,241
98,137,798	4.00%, due 2/1/2052 - 12/1/2053	87,923,448
75,201,404	4.50%, due 6/1/2052 - 5/1/2053	69,344,034
131,956,420	5.00%, due 8/1/2052 - 2/1/2054	125,204,444
132,214,196	5.50%, due 12/1/2052 - 4/1/2054	128,528,449
86,147,751	6.00%, due 1/1/2053 - 5/1/2054	85,538,148
7,080,195	6.50%, due 11/1/2053 - 3/1/2054	7,139,556
		723,164,871
Government National Mortgage Association 5.5%
	Pass-Through Certificates
22,888,750	5.00%, due 11/20/2052 - 1/20/2054	21,925,428
14,694,886	5.50%, due 6/20/2053 - 8/20/2053	14,420,146
42,492,181	6.00%, due 6/20/2053 - 1/20/2054	42,723,542
266	7.00%, due 8/15/2032	274
43,015,000	5.00%, TBA, 30 Year Maturity	41,173,325 (i)
30,360,000	5.50%, TBA, 30 Year Maturity	29,762,617 (i)
83,120,000	6.00%, TBA, 30 Year Maturity	83,329,462 (i)
		233,334,794
Uniform Mortgage-Backed Securities 11.5%
	Pass-Through Certificates
133,470,000	2.50%, TBA, 30 Year Maturity	105,582,239 (i)
34,390,000	3.50%, TBA, 30 Year Maturity	29,638,635 (i)
51,720,000	4.00%, TBA, 30 Year Maturity	46,254,482 (i)
72,470,000	4.50%, TBA, 30 Year Maturity	66,774,891 (i)
42,000,000	5.00%, TBA, 30 Year Maturity	39,795,321 (i)
170,745,000	5.50%, TBA, 30 Year Maturity	165,716,722 (i)
39,130,000	6.00%, TBA, 30 Year Maturity	38,766,217 (i)
		492,528,507
Total Mortgage-Backed Securities (Cost $2,935,419,357)		2,816,092,789
Asset-Backed Securities 10.6%
3,150,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.46%), 12.79%, due 10/15/2034	3,150,076 (b)(e)
1,300,000	37 Capital CLO II Ltd., Series 2022-1A, Class A1A, (3 mo. USD Term SOFR + 2.00%), 7.33%, due 7/15/2034	1,303,814 (b)(e)
606,526	AASET Trust, Series 2020-1A, Class A, 3.35%, due 1/16/2040	558,009 (b)
1,000,000	AGL CLO 17 Ltd., Series 2022-17A, Class E, (3 mo. USD Term SOFR + 6.35%), 11.67%, due 1/21/2035	1,006,748 (b)(e)
1,100,000	AIMCO CLO, Series 2018-AA, Class E, (3 mo. USD Term SOFR + 5.41%), 10.73%, due 4/17/2031	1,093,256 (b)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$550,000	Alinea CLO Ltd., Series 2018-1A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.59%, due 7/20/2031	$530,062 (b)(e)
1,000,000	ALM Ltd., Series 2020-1A, Class D, (3 mo. USD Term SOFR + 6.26%), 11.59%, due 10/15/2029	1,001,306 (b)(e)
1,199,106	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, due 6/21/2028	1,194,318 (b)
Apidos CLO XXVIII Ltd.
500,000	Series 2017-28A, Class C, (3 mo. USD Term SOFR + 2.76%), 8.09%, due 1/20/2031	488,765 (b)(e)
500,000	Series 2017-28A, Class D, (3 mo. USD Term SOFR + 5.76%), 11.09%, due 1/20/2031	487,579 (b)(e)
Ares LIII CLO Ltd.
3,250,000	Series 2019-53A, Class D, (3 mo. USD Term SOFR + 4.01%), 9.33%, due 4/24/2031	3,237,792 (b)(e)
1,700,000	Series 2019-53A, Class E, (3 mo. USD Term SOFR + 7.11%), 12.43%, due 4/24/2031	1,686,882 (b)(e)
2,000,000	Ares XLV CLO Ltd., Series 2017-45A, Class E, (3 mo. USD Term SOFR + 6.36%), 11.69%, due 10/15/2030	1,999,807 (b)(e)
1,000,000	Ares XXVII CLO Ltd., Series 2013-2A, Class ER2, (3 mo. USD Term SOFR + 7.01%), 12.34%, due 10/28/2034	974,823 (b)(e)
Assurant CLO II Ltd.
250,000	Series 2018-2A, Class D, (3 mo. USD Term SOFR + 3.11%), 8.44%, due 4/20/2031	248,973 (b)(e)
1,500,000	Series 2018-2A, Class E, (3 mo. USD Term SOFR + 5.86%), 11.19%, due 4/20/2031	1,464,635 (b)(e)
Avis Budget Rental Car Funding AESOP LLC
847,000	Series 2022-3A, Class B, 5.31%, due 2/20/2027	835,141 (b)
2,220,000	Series 2022-5A, Class CN, 6.24%, due 4/20/2027	2,203,642 (b)
3,423,000	Series 2023-1A, Class C, 6.23%, due 4/20/2029	3,373,484 (b)
759,000	Series 2024-1A, Class B, 5.85%, due 6/20/2030	751,435 (b)
3,636,000	Series 2024-1A, Class C, 6.48%, due 6/20/2030	3,613,861 (b)
Bain Capital CLO Ltd.
1,000,000	Series 2024-1A, Class D1, (3 mo. USD Term SOFR + 3.85%), 9.17%, due 4/16/2037	998,832 (b)(e)
1,000,000	Series 2024-1A, Class E, (3 mo. USD Term SOFR + 6.80%), 12.12%, due 4/16/2037	1,004,194 (b)(e)
1,300,000	Ballyrock CLO 19 Ltd., Series 2022-19A, Class C, (3 mo. USD Term SOFR + 3.50%), 8.82%, due 4/20/2035	1,295,352 (b)(e)
1,000,000	Ballyrock CLO 26 Ltd., Series 2024-26A, Class D, (3 mo. USD Term SOFR + 6.10%), 6.10%, due 7/25/2037	1,000,000 (b)(e)(g)(h)
314,415	Bank of America Auto Trust, Series 2023-1A, Class A2, 5.83%, due 5/15/2026	314,498 (b)
Barings CLO Ltd.
3,500,000	Series 2024-1A, Class A, (3 mo. USD Term SOFR + 1.63%), 6.90%, due 1/20/2037	3,530,411 (b)(e)
1,500,000	Series 2024-1A, Class D, (3 mo. USD Term SOFR + 4.00%), 9.27%, due 1/20/2037	1,506,482 (b)(e)
1,500,000	Series 2024-1A, Class E, (3 mo. USD Term SOFR + 6.95%), 12.22%, due 1/20/2037	1,509,463 (b)(e)
1,000,000	Battalion CLO XXI Ltd., Series 2021-21A, Class D, (3 mo. USD Term SOFR + 3.56%), 8.89%, due 7/15/2034	993,665 (b)(e)
Bayview Opportunity Master Fund VII LLC
3,041,797	Series 2024-CAR1, Class C, (30 day USD SOFR Average + 1.50%), 6.83%, due 12/26/2031	3,050,411 (b)(e)(g)
2,055,000	Series 2024-EDU1, Class C, (30 day USD SOFR Average + 1.80%), 7.62%, due 6/25/2047	2,062,957 (b)(e)(h)
873,000	Series 2024-EDU1, Class D, (30 day USD SOFR Average + 2.75%), 8.83%, due 6/25/2047	873,349 (b)(e)(h)
3,750,000	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	3,296,203 (b)
3,000,000	Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. USD Term SOFR + 6.67%), 12.00%, due 10/15/2030	2,986,125 (b)(e)
2,250,000	Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class AR, (3 mo. USD Term SOFR + 1.43%), 6.76%, due 7/15/2034	2,252,970 (b)(e)
1,000,000	Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class DR, (3 mo. USD Term SOFR + 3.35%), 8.67%, due 4/20/2035	989,358 (b)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$700,000	BlueMountain CLO XXV Ltd., Series 2019-25A, Class D1R, (3 mo. USD Term SOFR + 3.56%), 8.89%, due 7/15/2036	$698,062 (b)(e)
2,000,000	BlueMountain CLO XXXIII Ltd., Series 2021-33A, Class E, (3 mo. USD Term SOFR + 7.09%), 12.41%, due 11/20/2034	1,991,136 (b)(e)
27,843	BMW Vehicle Lease Trust, Series 2023-1, Class A2, 5.27%, due 2/25/2025	27,838
Business Jet Securities LLC
5,654,000	Series 2024-1A, Class A, 6.20%, due 5/15/2039	5,618,064 (b)
2,871,000	Series 2024-1A, Class C, 9.13%, due 5/15/2039	2,864,025 (b)
1,000,000	Canyon Capital CLO Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 6.67%), 12.00%, due 4/15/2034	957,516 (b)(e)
414,442	Capital One Prime Auto Receivables Trust, Series 2023-1, Class A2, 5.20%, due 5/15/2026	413,730
Carbone CLO Ltd.
1,000,000	Series 2017-1A, Class C, (3 mo. USD Term SOFR + 2.86%), 8.19%, due 1/20/2031	988,300 (b)(e)
1,000,000	Series 2017-1A, Class D, (3 mo. USD Term SOFR + 6.16%), 11.49%, due 1/20/2031	996,237 (b)(e)
1,120,000	Carlyle U.S. CLO Ltd., Series 2017-5A, Class D, (3 mo. USD Term SOFR + 5.56%), 10.89%, due 1/20/2030	1,106,443 (b)(e)
121,808	Carmax Auto Owner Trust, Series 2023-3, Class A2A, 5.72%, due 11/16/2026	121,841
CCG Receivables Trust
332,266	Series 2023-1, Class A2, 5.82%, due 9/16/2030	332,625 (b)
3,472,000	Series 2023-2, Class B, 6.21%, due 4/14/2032	3,474,748 (b)
CIFC Funding Ltd.
2,000,000	Series 2021-3A, Class D, (3 mo. USD Term SOFR + 3.26%), 8.59%, due 7/15/2036	1,988,556 (b)(e)
4,000,000	Series 2023-3A, Class A, (3 mo. USD Term SOFR + 1.60%), 6.92%, due 1/20/2037	4,032,366 (b)(e)
362,969	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B, (1 mo. USD Term SOFR + 0.43%), 5.75%, due 9/25/2036	307,203 (e)
Citizens Auto Receivables Trust
314,841	Series 2023-1, Class A2A, 6.13%, due 7/15/2026	315,342 (b)
547,000	Series 2024-2, Class A2A, 5.54%, due 11/16/2026	546,382 (b)
1,500,000	Clover CLO LLC, Series 2020-1A, Class DR, (3 mo. USD Term SOFR + 3.26%), 8.59%, due 4/15/2034	1,512,992 (b)(e)
108,256	CNH Equipment Trust, Series 2021-A, Class A3, 0.40%, due 12/15/2025	106,836
Compass Datacenters Issuer II LLC
7,169,000	Series 2024-1A, Class A1, 5.25%, due 2/25/2049	6,932,744 (b)
4,744,000	Series 2024-1A, Class A2, 5.75%, due 2/25/2049	4,658,663 (b)
2,760,000	Series 2024-1A, Class B, 7.00%, due 2/25/2049	2,766,389 (b)
3,510,000	Crown Castle Towers LLC, 4.24%, due 7/15/2028	3,299,329 (b)
Crown City CLO III
3,000,000	Series 2021-1A, Class C, (3 mo. USD Term SOFR + 3.56%), 8.89%, due 7/20/2034	2,977,795 (b)(e)
3,000,000	Series 2021-1A, Class D, (3 mo. USD Term SOFR + 7.01%), 12.34%, due 7/20/2034	2,897,423 (b)(e)
CyrusOne Data Centers Issuer I LLC
7,535,000	Series 2023-1A, Class A2, 4.30%, due 4/20/2048	6,992,005 (b)
2,072,000	Series 2023-2A, Class A2, 5.56%, due 11/20/2048	2,013,436 (b)
256,000	Daimler Trucks Retail Trust, Series 2024-1, Class A2, 5.60%, due 4/15/2026	255,858
Dell Equipment Finance Trust
55,431	Series 2023-1, Class A2, 5.65%, due 9/22/2028	55,431 (b)
286,000	Series 2023-3, Class A2, 6.10%, due 4/23/2029	286,489 (b)
213,000	Series 2024-1, Class A2, 5.58%, due 3/22/2030	212,756 (b)
2,330,000	Series 2024-1, Class D, 6.12%, due 9/23/2030	2,318,031 (b)
345,931	DLLAA LLC, Series 2023-1A, Class A2, 5.93%, due 7/20/2026	346,333 (b)
64,515	DLLAD LLC, Series 2023-1A, Class A2, 5.19%, due 4/20/2026	64,334 (b)
194,492	DLLMT LLC, Series 2023-1A, Class A2, 5.78%, due 11/20/2025	194,479 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$3,650,000	Dryden 36 Senior Loan Fund, Series 2014-36A, Class ER2, (3 mo. USD Term SOFR + 7.14%), 12.47%, due 4/15/2029	$3,600,828 (b)(e)
250,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, (3 mo. USD Term SOFR + 6.11%), 11.44%, due 10/15/2030	233,768 (b)(e)
Dryden 53 CLO Ltd.
300,000	Series 2017-53A, Class D, (3 mo. USD Term SOFR + 2.66%), 7.99%, due 1/15/2031	288,607 (b)(e)
750,000	Series 2017-53A, Class E, (3 mo. USD Term SOFR + 5.56%), 10.89%, due 1/15/2031	710,743 (b)(e)
2,350,000	Dryden 54 Senior Loan Fund, Series 2017-54A, Class E, (3 mo. USD Term SOFR + 6.46%), 11.79%, due 10/19/2029	2,250,213 (b)(e)
Eaton Vance CLO Ltd.
850,000	Series 2015-1A, Class DR, (3 mo. USD Term SOFR + 2.76%), 8.09%, due 1/20/2030	817,674 (b)(e)
900,000	Series 2015-1A, Class ER, (3 mo. USD Term SOFR + 5.86%), 11.19%, due 1/20/2030	877,618 (b)(e)
750,000	Series 2018-1A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.59%, due 10/15/2030	748,315 (b)(e)
2,500,000	Series 2020-2A, Class AR, (3 mo. USD Term SOFR + 1.41%), 6.74%, due 1/15/2035	2,501,008 (b)(e)
390,584	Fifth Third Auto Trust, Series 2023-1, Class A2A, 5.80%, due 11/16/2026	390,850
2,477,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.59%, due 6/15/2027	2,264,057 (b)
2,150,000	Flatiron CLO Ltd., Series 2018-1A, Class E, (3 mo. USD Term SOFR + 5.41%), 10.73%, due 4/17/2031	2,143,014 (b)(e)
44,010	Ford Credit Auto Lease Trust, Series 2023-A, Class A2A, 5.19%, due 6/15/2025	44,003
2,500,000	Fort Washington CLO Ltd., Series 2019-1A, Class ER, (3 mo. USD Term SOFR + 7.01%), 12.34%, due 10/20/2032	2,351,248 (b)(e)
35,219	Foundation Finance Trust, Series 2019-1A, Class A, 3.86%, due 11/15/2034	35,079 (b)
12,748,748	Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, due 8/20/2053	12,735,348 (b)
2,225,000	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD Term SOFR + 6.91%), 12.24%, due 10/15/2030	2,210,577 (b)(e)
250,000	Galaxy XXVII CLO Ltd., Series 2018-27A, Class E, (3 mo. USD Term SOFR + 6.04%), 11.37%, due 5/16/2031	249,896 (b)(e)
1,600,000	Galaxy XXVIII CLO Ltd., Series 2018-28A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.59%, due 7/15/2031	1,582,236 (b)(e)
104,869	GECU Auto Receivables Trust, Series 2023-1A, Class A2, 5.95%, due 3/15/2027	104,939 (b)
1,550,000	Generate CLO 2 Ltd., Series 2A, Class DR, (3 mo. USD Term SOFR + 2.86%), 8.19%, due 1/22/2031	1,553,469 (b)(e)
2,746,000	GLS Auto Receivables Issuer Trust, Series 2024-1A, Class D, 5.95%, due 12/17/2029	2,704,116 (b)
GM Financial Automobile Leasing Trust
179,761	Series 2023-1, Class A2A, 5.27%, due 6/20/2025	179,666
157,647	Series 2023-2, Class A2A, 5.44%, due 10/20/2025	157,516
139,879	GM Financial Consumer Automobile Receivables Trust, Series 2023-1, Class A2A, 5.19%, due 3/16/2026	139,706
Gracie Point International Funding LLC
8,604,000	Series 2024-1A, Class A, (90 day USD SOFR Average + 1.70%), 7.06%, due 3/1/2028	8,625,112 (b)(e)
705,000	Series 2024-1A, Class B, (90 day USD SOFR Average + 2.10%), 7.46%, due 3/1/2028	706,726 (b)(e)
346,000	Series 2024-1A, Class C, (90 day USD SOFR Average + 3.50%), 8.86%, due 3/1/2028	347,064 (b)(e)
592,000	Series 2024-1A, Class D, (90 day USD SOFR Average + 7.15%), 12.51%, due 3/1/2028	592,050 (b)(e)
1,000,000	HalseyPoint CLO 4 Ltd., Series 2021-4A, Class E, (3 mo. USD Term SOFR + 6.97%), 12.30%, due 4/20/2034	1,003,192 (b)(e)
1,850,000	Harvest U.S. CLO Ltd., Series 2023-1A, Class A1, (3 mo. USD Term SOFR + 1.89%), 7.22%, due 1/15/2037	1,853,480 (b)(e)
Hilton Grand Vacations Trust
1,466,016	Series 2022-1D, Class D, 6.79%, due 6/20/2034	1,391,617 (b)
2,062,715	Series 2022-2A, Class B, 4.74%, due 1/25/2037	2,001,747 (b)
2,229,000	Series 2024-1B, Class B, 5.99%, due 9/15/2039	2,235,001 (b)
1,950,000	Series 2024-1B, Class D, 8.85%, due 9/15/2039	1,969,037 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$534,187	Honda Auto Receivables Owner Trust, Series 2023-2, Class A2, 5.41%, due 4/15/2026	$533,511
183,000	HPEFS Equipment Trust, Series 2022-1A, Class B, 1.79%, due 5/21/2029	181,086 (b)
64,630	Hyundai Auto Lease Securitization Trust, Series 2023-A, Class A2A, 5.20%, due 4/15/2025	64,615 (b)
Hyundai Auto Receivables Trust
145,316	Series 2022-C, Class A2A, 5.35%, due 11/17/2025	145,265
537,000	Series 2023-C, Class A2A, 5.80%, due 1/15/2027	537,702
74,731	John Deere Owner Trust, Series 2022-C, Class A2, 4.98%, due 8/15/2025	74,675
JP Morgan Mortgage Trust
2,600,000	Series 2023-HE3, Class M1, (30 day USD SOFR Average + 2.10%), 7.43%, due 5/25/2054	2,619,467 (b)(e)
644,000	Series 2023-HE3, Class M2, (30 day USD SOFR Average + 2.50%), 7.83%, due 5/25/2054	650,424 (b)(e)
1,000,000	Katayma CLO I Ltd., Series 2023-1A, Class A1, (3 mo. USD Term SOFR + 2.00%), 7.32%, due 10/20/2036	1,008,250 (b)(e)
1,000,000	Katayma CLO II Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.65%), 6.94%, due 4/20/2037	1,003,464 (b)(e)
4,000,000	KKR CLO 25 Ltd., Series 25, Class DR, (3 mo. USD Term SOFR + 3.66%), 8.99%, due 7/15/2034	4,010,558 (b)(e)
2,000,000	KKR CLO 29 Ltd., Series 29A, Class E, (3 mo. USD Term SOFR + 7.01%), 12.34%, due 1/15/2032	1,990,250 (b)(e)
88,204	Kubota Credit Owner Trust, Series 2023-2A, Class A2, 5.61%, due 7/15/2026	88,115 (b)
5,000,000	Madison Park Funding LXII Ltd., Series 2022-62A, Class AR, (3 mo. USD Term SOFR + 1.85%), 7.17%, due 7/17/2036	5,048,796 (b)(e)
Magnetite XX Ltd.
250,000	Series 2018-20A, Class D, (3 mo. USD Term SOFR + 2.76%), 8.09%, due 4/20/2031	248,566 (b)(e)
250,000	Series 2018-20A, Class E, (3 mo. USD Term SOFR + 5.61%), 10.94%, due 4/20/2031	251,197 (b)(e)
2,000,000	Magnetite XXII Ltd., Series 2019-22A, Class DR, (3 mo. USD Term SOFR + 3.36%), 8.69%, due 4/15/2031	1,990,971 (b)(e)
8,100,000	Magnetite XXVIII Ltd., Series 2020-28A, Class AR, (3 mo. USD Term SOFR + 1.39%), 6.72%, due 1/20/2035	8,111,972 (b)(e)
500,000	Marble Point CLO XI Ltd., Series 2017-2A, Class D, (3 mo. USD Term SOFR + 3.06%), 8.39%, due 12/18/2030	490,134 (b)(e)
266,235	Mercedes-Benz Auto Lease Trust, Series 2023-A, Class A2, 5.24%, due 11/17/2025	265,917
Mercedes-Benz Auto Receivables Trust
149,189	Series 2023-1, Class A2, 5.09%, due 1/15/2026	149,067
540,000	Series 2023-2, Class A2, 5.92%, due 11/16/2026	540,812
13,731,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	13,718,043 (b)
Morgan Stanley Eaton Vance CLO Ltd.
2,000,000	Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.01%), 12.34%, due 10/20/2034	1,934,776 (b)(e)
1,000,000	Series 2022-16A, Class D1, (3 mo. USD Term SOFR + 3.25%), 8.58%, due 4/15/2035	989,044 (b)(e)
MVW LLC
1,882,787	Series 2021-2A, Class B, 1.83%, due 5/20/2039	1,727,963 (b)
2,766,812	Series 2022-1A, Class B, 4.40%, due 11/21/2039	2,652,062 (b)
3,596,860	Series 2023-2A, Class C, 7.06%, due 11/20/2040	3,604,703 (b)
1,216,983	Series 2023-2A, Class D, 9.33%, due 11/20/2040	1,218,471 (b)
4,869,272	Series 2024-1A, Class B, 5.51%, due 2/20/2043	4,811,194 (b)
3,077,608	Series 2024-1A, Class C, 6.20%, due 2/20/2043	3,050,810 (b)
120,902	MVW Owner Trust, Series 2018-1A, Class A, 3.45%, due 1/21/2036	120,424 (b)
Navient Private Education Refi Loan Trust
7,641,856	Series 2021-EA, Class A, 0.97%, due 12/16/2069	6,530,240 (b)
12,670,674	Series 2021-FA, Class A, 1.11%, due 2/18/2070	10,656,400 (b)
5,936,395	Series 2021-GA, Class A, 1.58%, due 4/15/2070	5,114,970 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
Nissan Auto Lease Trust
$358,823	Series 2023-A, Class A2A, 5.10%, due 3/17/2025	$358,733
133,849	Series 2023-B, Class A2A, 5.74%, due 8/15/2025	133,869
404,545	Nissan Auto Receivables Owner Trust, Series 2023-A, Class A2A, 5.34%, due 2/17/2026	404,102
1,000,000	Oaktree CLO Ltd., Series 2024-26A, Class E, (3 mo. USD Term SOFR + 6.50%), 6.50%, due 4/20/2037	1,000,531 (b)(e)(h)
OCP CLO Ltd.
2,000,000	Series 2017-13A, Class DR, (3 mo. USD Term SOFR + 6.76%), 12.09%, due 7/15/2030	2,014,229 (b)(e)
3,800,000	Series 2017-14A, Class C, (3 mo. USD Term SOFR + 2.86%), 8.18%, due 11/20/2030	3,790,180 (b)(e)
1,800,000	Series 2017-14A, Class D, (3 mo. USD Term SOFR + 6.06%), 11.38%, due 11/20/2030	1,796,939 (b)(e)
1,550,000	Series 2020-19A, Class ER, (3 mo. USD Term SOFR + 6.76%), 12.09%, due 10/20/2034	1,540,035 (b)(e)
1,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, (3 mo. USD Term SOFR + 3.16%), 8.49%, due 7/2/2035	1,250,620 (b)(e)
3,450,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3 mo. USD Term SOFR + 1.41%), 6.74%, due 10/22/2036	3,449,018 (b)(e)
2,500,000	OHA Credit Funding 6 Ltd., Series 2020-6A, Class DR, (3 mo. USD Term SOFR + 3.41%), 8.74%, due 7/20/2034	2,506,951 (b)(e)
2,501,000	OHA Loan Funding Ltd., Series 2015-1A, Class AR3, (3 mo. USD Term SOFR + 1.41%), 6.74%, due 1/19/2037	2,504,946 (b)(e)
7,274,000	OneMain Financial Issuance Trust, Series 2022-2A, Class A, 4.89%, due 10/14/2034	7,211,349 (b)
3,500,000	Palmer Square CLO Ltd., Series 2015-1A, Class DR4, (3 mo. USD Term SOFR + 6.76%), 12.08%, due 5/21/2034	3,498,952 (b)(e)
2,000,000	Parallel Ltd., Series 2020-1A, Class DR, (3 mo. USD Term SOFR + 6.76%), 12.09%, due 7/20/2034	1,915,013 (b)(e)
Porsche Financial Auto Securitization Trust
408,921	Series 2023-2A, Class A2A, 5.88%, due 11/23/2026	409,357 (b)
110,089	Series 2023-1A, Class A2, 5.42%, due 12/22/2026	110,017 (b)
300,000	PPM CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. USD Term SOFR + 3.36%), 8.68%, due 4/17/2034	297,821 (b)(e)
Prestige Auto Receivables Trust
5,732,000	Series 2021-1A, Class C, 1.53%, due 2/15/2028	5,509,784 (b)
7,355,000	Series 2021-1A, Class D, 2.08%, due 2/15/2028	6,782,786 (b)
1,625,000	Regatta XX Funding Ltd., Series 2021-2A, Class E, (3 mo. USD Term SOFR + 6.51%), 11.84%, due 10/15/2034	1,636,595 (b)(e)
1,300,000	Regatta XXVIII Funding Ltd., Series 2024-2A, Class A1, (3 mo. USD Term SOFR + 1.55%), 6.88%, due 4/25/2037	1,299,924 (b)(e)
1,000,000	Riserva CLO Ltd., Series 2016-3A, Class ERR, (3 mo. USD Term SOFR + 6.76%), 12.09%, due 1/18/2034	987,562 (b)(e)
2,500,000	RRX 5 Ltd., Series 2021-5A, Class D, (3 mo. USD Term SOFR + 6.59%), 11.92%, due 7/15/2034	2,441,182 (b)(e)
1,000,000	RRX 6 Ltd., Series 2021-6A, Class D, (3 mo. USD Term SOFR + 6.62%), 11.95%, due 1/15/2037	999,638 (b)(e)
Sandstone Peak Ltd.
1,500,000	Series 2021-1A, Class D, (3 mo. USD Term SOFR + 3.81%), 9.14%, due 10/15/2034	1,499,217 (b)(e)
1,000,000	Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.06%), 12.39%, due 10/15/2034	1,001,736 (b)(e)
2,132,000	Santander Drive Auto Receivables Trust, Series 2024-1, Class C, 5.45%, due 3/15/2030	2,105,841
SBNA Auto Lease Trust
203,000	Series 2024-A, Class A2, 5.45%, due 1/20/2026	202,562 (b)
208,703	Series 2023-A, Class A2, 6.27%, due 4/20/2026	209,425 (b)
55,360	Securitized Asset-Backed Receivables LLC Trust, Series 2004-DO1, Class M1, (1 mo. USD Term SOFR + 1.09%), 6.41%, due 7/25/2034	58,410 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$4,009,000	SFS Auto Receivables Securitization Trust, Series 2024-1A, Class C, 5.51%, due 1/20/2032	$3,956,563 (b)
Sierra Timeshare Receivables Funding LLC
656,491	Series 2019-3A, Class D, 4.18%, due 8/20/2036	645,085 (b)
620,274	Series 2020-2A, Class C, 3.51%, due 7/20/2037	601,682 (b)
327,290	Series 2021-2A, Class C, 1.95%, due 9/20/2038	304,407 (b)
1,602,403	Series 2021-2A, Class D, 3.23%, due 9/20/2038	1,479,921 (b)
1,837,318	Series 2022-1A, Class D, 6.00%, due 10/20/2038	1,739,822 (b)
1,053,299	Series 2023-1A, Class C, 7.00%, due 1/20/2040	1,051,500 (b)
1,097,438	Series 2023-2A, Class C, 7.30%, due 4/20/2040	1,104,886 (b)
1,844,094	Series 2023-2A, Class D, 9.72%, due 4/20/2040	1,859,070 (b)
543,565	Series 2023-3A, Class C, 7.12%, due 9/20/2040	543,226 (b)
4,448,841	Series 2024-1A, Class C, 5.94%, due 1/20/2043	4,408,872 (b)
1,293,246	Series 2024-1A, Class D, 8.02%, due 1/20/2043	1,284,048 (b)
3,250,000	Signal Peak CLO 7 Ltd., Series 2019-1A, Class D, (3 mo. USD Term SOFR + 4.11%), 9.44%, due 4/30/2032	3,206,026 (b)(e)
3,244,462	Sixth Street CLO XIX Ltd., Series 2021-19A, Class A, (3 mo. USD Term SOFR + 1.36%), 6.69%, due 7/20/2034	3,245,035 (b)(e)
1,597,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.12%, due 5/15/2046	1,281,258 (b)
8,192,000	Sotheby's Artfi Master Trust, Series 2024-1A, Class A1, 6.43%, due 12/22/2031	8,188,146 (b)
7,090,000	Stack Infrastructure Issuer LLC, Series 2023-3A, Class A2, 5.90%, due 10/25/2048	6,990,625 (b)
Taco Bell Funding LLC
447,675	Series 2018-1A, Class A2II, 4.94%, due 11/25/2048	428,575 (b)
11,287,943	Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	10,134,874 (b)
167,484	Tesla Auto Lease Trust, Series 2023-B, Class A2, 6.02%, due 9/22/2025	167,766 (b)
6,900,000	Texas Debt Capital CLO Ltd., Series 2023-1A, Class A, (3 mo. USD Term SOFR + 1.80%), 7.12%, due 4/20/2036	6,966,902 (b)(e)
1,150,000	TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. USD Term SOFR + 6.01%), 11.33%, due 7/17/2031	1,145,726 (b)(e)
2,000,000	TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. USD Term SOFR + 1.54%), 6.87%, due 4/20/2033	2,001,885 (b)(e)
TIF Funding III LLC
5,087,006	Series 2024-1A, Class B, 5.58%, due 4/20/2049	4,972,803 (b)
1,629,750	Series 2024-1A, Class C, 6.31%, due 4/20/2049	1,599,773 (b)
Towd Point Mortgage Trust
9,124,861	Series 2024-CES1, Class A1A, 5.85%, due 1/25/2064	9,041,442 (b)
1,165,409	Series 2024-CES1, Class A1B, 6.05%, due 1/25/2064	1,154,765 (b)
10,578,398	Series 2024-CES2, Class A1A, 6.13%, due 2/25/2064	10,621,533 (b)
Toyota Auto Receivables Owner Trust
98,291	Series 2023-A, Class A2, 5.05%, due 1/15/2026	98,164
121,400	Series 2022-D, Class A2A, 5.27%, due 1/15/2026	121,303
125,191	Series 2023-B, Class A2A, 5.28%, due 5/15/2026	125,010
520,000	Series 2023-D, Class A2A, 5.80%, due 11/16/2026	520,710
1,300,000	Trestles CLO II Ltd., Series 2018-2A, Class ER, (3 mo. USD Term SOFR + 6.60%), 6.60%, due 7/25/2037	1,300,000 (b)(e)(h)
1,300,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. USD Term SOFR + 6.01%), 11.34%, due 7/25/2031	1,299,204 (b)(e)
1,200,000	TRESTLES CLO Ltd., Series 2017-1A, Class DR, (3 mo. USD Term SOFR + 6.51%), 11.84%, due 4/25/2032	1,199,429 (b)(e)
1,500,000	Trinitas CLO XVI Ltd., Series 2021-16A, Class D, (3 mo. USD Term SOFR + 3.56%), 8.89%, due 7/20/2034	1,484,193 (b)(e)
3,000,000	Trinitas CLO XXIII Ltd., Series 2023-23A, Class A, (3 mo. USD Term SOFR + 1.80%), 7.12%, due 10/20/2036	3,031,346 (b)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
	$3,000,000	Trinitas CLO XXV Ltd., Series 2023-25A, Class A1, (3 mo. USD Term SOFR + 1.85%), 7.18%, due 1/23/2037	$3,024,159 (b)(e)
	5,910,862	U.S. Bank NA, Series 2023-1, Class B, 6.79%, due 8/25/2032	5,928,688 (b)
	2,500,000	Verde CLO Ltd., Series 2019-1A, Class DR, (3 mo. USD Term SOFR + 3.51%), 8.84%, due 4/15/2032	2,475,558 (b)(e)
		Verizon Master Trust
	337,000	Series 2022-7, Class A1B, (30 day USD SOFR Average + 0.85%), 6.18%, due 11/22/2027	337,836 (e)
	274,000	Series 2024-3, Class A1B, (30 day USD SOFR Average + 0.58%), 5.96%, due 4/22/2030	274,528 (e)
	487,200	Volkswagen Auto Lease Trust, Series 2023-A, Class A2A, 5.87%, due 1/20/2026	487,634
	250,000	Voya CLO Ltd., Series 2018-3A, Class E, (3 mo. USD Term SOFR + 6.01%), 11.34%, due 10/15/2031	240,933 (b)(e)
	1,500,000	Whitebox CLO III Ltd., Series 2021-3A, Class E, (3 mo. USD Term SOFR + 7.11%), 12.44%, due 10/15/2034	1,506,248 (b)(e)
		World Omni Auto Receivables Trust
	3,341	Series 2022-B, Class A2A, 2.77%, due 10/15/2025	3,337
	248,708	Series 2023-A, Class A2A, 5.18%, due 7/15/2026	248,236
	671,067	Series 2023-B, Class A2A, 5.25%, due 11/16/2026	670,135
	6,500,000	Ziply Fiber Issuer LLC, Series 2024-1A, Class C, 11.17%, due 4/20/2054	6,433,250 (b)
Total Asset-Backed Securities (Cost $453,956,523)			451,137,290

Corporate Bonds 30.1%
Advertising 0.1%
	1,715,000	Clear Channel Outdoor Holdings, Inc., 5.13%, due 8/15/2027	1,589,672 (b)
	520,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	496,625 (b)
EUR	890,000	Summer BC Holdco B SARL, 5.75%, due 10/31/2026	931,129 (j)
			3,017,426
Aerospace & Defense 0.6%
	$440,000	AAR Escrow Issuer LLC, 6.75%, due 3/15/2029	442,376 (b)
	3,975,000	BAE Systems PLC, 5.30%, due 3/26/2034	3,859,666 (b)
	12,395,000	Boeing Co., 5.81%, due 5/1/2050	10,968,625
	270,000	Bombardier, Inc., 7.25%, due 7/1/2031	270,665 (b)
	3,810,000	L3Harris Technologies, Inc., 5.40%, due 7/31/2033	3,711,235
GBP	590,000	Rolls-Royce PLC, 5.75%, due 10/15/2027	742,148 (j)
		TransDigm, Inc.
	$770,000	5.50%, due 11/15/2027	748,297
	1,480,000	6.75%, due 8/15/2028	1,486,289 (b)
	405,000	4.63%, due 1/15/2029	370,976
	765,000	6.38%, due 3/1/2029	759,158 (b)
	455,000	7.13%, due 12/1/2031	463,679 (b)
			23,823,114
Agriculture 0.3%
	10,830,000	Philip Morris International, Inc., 5.38%, due 2/15/2033	10,614,558
Airlines 0.1%
	295,000	American Airlines, Inc., 7.25%, due 2/15/2028	296,670 (b)
	1,370,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.75%, due 4/20/2029	1,323,054 (b)
EUR	700,000	International Consolidated Airlines Group SA, 3.75%, due 3/25/2029	729,761 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Airlines – cont'd
		Latam Airlines Group SA
	$555,000	13.38%, due 10/15/2027	$617,485 (b)
	450,000	13.38%, due 10/15/2029	516,747 (b)
	930,000	United Airlines, Inc., 4.38%, due 4/15/2026	894,552 (b)
	545,000	VistaJet Malta Finance PLC/Vista Management Holding, Inc., 6.38%, due 2/1/2030	421,739 (b)
			4,800,008
Apparel 0.1%
EUR	4,368,000	Birkenstock Financing SARL, 5.25%, due 4/30/2029	4,653,884 (j)
EUR	247,000	PrestigeBidCo GmbH, (3 mo. EUR EURIBOR + 6.00%, Floor 7.00%), 9.91%, due 7/15/2027	266,320 (e)(j)
EUR	100,000	PVH Corp., 4.13%, due 7/16/2029	105,961
			5,026,165
Auto Manufacturers 0.3%
	$500,000	General Motors Financial Co., Inc., 1.20%, due 10/15/2024	489,724
	200,000	Hyundai Capital America, 5.50%, due 3/30/2026	198,752 (b)
		Jaguar Land Rover Automotive PLC
	1,170,000	7.75%, due 10/15/2025	1,175,851 (b)
EUR	3,617,000	4.50%, due 7/15/2028	3,802,907 (j)
		Volkswagen Group of America Finance LLC
	$850,000	(Secured Overnight Financing Rate + 0.95%), 6.30%, due 6/7/2024	850,579 (b)(e)
	530,000	(Secured Overnight Financing Rate + 0.93%), 6.28%, due 9/12/2025	532,934 (b)(e)
EUR	4,500,000	Volkswagen International Finance NV, 3.75%, due 12/28/2027	4,499,950 (j)(k)(l)
			11,550,697
Auto Parts & Equipment 0.6%
EUR	1,795,000	Clarios Global LP/Clarios U.S. Finance Co., 4.38%, due 5/15/2026	1,894,553 (j)
EUR	3,461,000	Dana Financing Luxembourg SARL, 8.50%, due 7/15/2031	4,016,985 (j)
	$1,030,000	Dana, Inc., 5.63%, due 6/15/2028	992,463
		Forvia SE
EUR	300,000	3.13%, due 6/15/2026	312,490 (j)
EUR	380,000	2.38%, due 6/15/2027	382,668 (j)
EUR	180,000	3.75%, due 6/15/2028	185,599 (j)
EUR	1,700,000	5.50%, due 6/15/2031	1,842,973 (f)(j)
		Goodyear Tire & Rubber Co.
	$925,000	5.00%, due 5/31/2026	896,027
	1,090,000	5.00%, due 7/15/2029	988,598
EUR	200,000	Grupo Antolin-Irausa SA, 3.50%, due 4/30/2028	166,602 (j)
		IHO Verwaltungs GmbH
EUR	250,000	3.75% Cash/4.50% PIK, due 9/15/2026	261,601 (j)(m)
EUR	5,183,000	3.88% Cash/4.63% PIK, due 5/15/2027	5,377,807 (j)(m)
		Schaeffler AG
EUR	1,500,000	3.38%, due 10/12/2028	1,542,578 (j)
EUR	200,000	4.75%, due 8/14/2029	215,701 (j)
EUR	600,000	Valeo SE, 5.88%, due 4/12/2029	669,522 (j)
EUR	5,200,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	5,084,677 (j)
EUR	1,000,000	ZF Finance GmbH, 3.75%, due 9/21/2028	1,021,254 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Auto Parts & Equipment – cont'd
ZF North America Capital, Inc.
	$895,000	6.88%, due 4/14/2028	$900,985 (b)
	400,000	6.75%, due 4/23/2030	400,832 (b)
	505,000	6.88%, due 4/23/2032	510,298 (b)
27,664,213
Banks 8.5%
	5,800,000	ABN AMRO Bank NV, 3.32%, due 3/13/2037	4,645,098 (b)(k)
EUR	300,000	AMCO - Asset Management Co. SpA, 0.75%, due 4/20/2028	280,484 (j)
	$5,815,000	Australia & New Zealand Banking Group Ltd., 5.67%, due 10/3/2025	5,835,309
	1,600,000	Banco Bilbao Vizcaya Argentaria SA, 6.50%, due 3/5/2025	1,578,043 (k)(l)
Banco Bradesco SA
	200,000	3.20%, due 1/27/2025	195,265 (b)
	256,000	4.38%, due 3/18/2027	245,854 (b)
	200,000	Banco de Bogota SA, 6.25%, due 5/12/2026	196,339 (j)
	90,000	Banco de Credito del Peru SA, 2.70%, due 1/11/2025	87,832 (b)
	1,900,000	Banco do Brasil SA, 8.75%, due 10/15/2024	1,905,090 (j)(k)(l)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	199,302 (j)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	149,026 (b)
	5,200,000	Banco Santander SA, 5.15%, due 8/18/2025	5,137,739
	211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	209,044 (b)
	200,000	Bangkok Bank PCL, 4.30%, due 6/15/2027	192,440 (b)
	200,000	Bank Negara Indonesia Persero Tbk. PT, 3.75%, due 3/30/2026	188,698 (j)
Bank of America Corp.
	508,000	4.30%, due 1/28/2025	494,202 (k)(l)
	1,450,000	6.10%, due 3/17/2025	1,447,439 (k)(l)
	4,790,000	4.38%, due 1/27/2027	4,392,990 (k)(l)
	6,735,000	4.95%, due 7/22/2028	6,606,943 (k)
	7,380,000	2.97%, due 2/4/2033	6,092,615 (k)
	5,520,000	5.47%, due 1/23/2035	5,368,022 (k)
	4,260,000	Bank of Montreal, 5.30%, due 6/5/2026	4,241,786
Bank of New York Mellon Corp.
	634,000	(Secured Overnight Financing Rate + 0.20%), 5.55%, due 10/25/2024	633,978 (e)
	6,675,000	3.75%, due 12/20/2026	5,998,195 (k)(l)
EUR	100,000	Bank of New Zealand, 2.55%, due 6/29/2027	103,370 (j)
	$6,630,000	Bank of Nova Scotia, 5.35%, due 12/7/2026	6,597,202
Banque Federative du Credit Mutuel SA
EUR	200,000	(10 yr. EURIBOR ICE Swap + 0.10%, Cap 8.00%, Floor 0.00%), 2.88%, due 2/25/2025	192,603 (e)(l)
	$2,555,000	5.90%, due 7/13/2026	2,568,096 (b)
	1,745,000	5.09%, due 1/23/2027	1,724,617 (b)
	4,825,000	4.75%, due 7/13/2027	4,705,028 (b)
EUR	140,000	Barclays Bank PLC, (3 mo. EUR EURIBOR + 0.71%), 4.65%, due 6/15/2024	140,989 (e)(j)(l)
Barclays PLC
	$3,550,000	4.38%, due 3/15/2028	2,890,728 (k)(l)
	2,065,000	8.00%, due 3/15/2029	2,030,626 (k)(l)
	3,090,000	9.63%, due 12/15/2029	3,229,449 (k)(l)
	3,485,000	6.69%, due 9/13/2034	3,608,406 (k)
	200,000	BBK BSC, 5.50%, due 7/9/2024	199,178 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
BNP Paribas SA
	$4,840,000	4.63%, due 1/12/2027	$4,315,771 (b)(k)(l)
	690,000	9.25%, due 11/17/2027	730,975 (b)(k)(l)
	655,000	4.50%, due 2/25/2030	520,048 (b)(k)(l)
	1,965,000	4.63%, due 2/25/2031	1,576,684 (b)(k)(l)
	3,200,000	BPCE SA, 3.65%, due 1/14/2037	2,597,355 (b)(k)
EUR	200,000	Cie de Financement Foncier SA, 2.00%, due 5/7/2024	213,389 (j)
Citigroup, Inc.
	$675,000	5.00%, due 9/12/2024	668,610 (k)(l)
	440,000	4.70%, due 1/30/2025	427,541 (k)(l)
	245,000	4.00%, due 12/10/2025	233,921 (k)(l)
	340,000	(Secured Overnight Financing Rate + 0.69%), 6.05%, due 1/25/2026	340,625 (e)
	1,144,000	(Secured Overnight Financing Rate + 1.53%), 6.88%, due 3/17/2026	1,154,263 (e)
	3,140,000	4.15%, due 11/15/2026	2,882,485 (k)(l)
	3,020,000	7.38%, due 5/15/2028	3,096,687 (k)(l)
Citizens Financial Group, Inc.
	2,400,000	(3 mo. USD Term SOFR + 3.26%), 8.57%, due 7/6/2024	2,286,236 (e)(l)
	1,203,000	(3 mo. USD Term SOFR + 3.42%), 8.72%, due 7/6/2024	1,157,871 (e)(l)
	800,000	Commerzbank AG, 7.00%, due 4/9/2025	786,000 (j)(k)(l)
Commonwealth Bank of Australia
	7,545,000	5.50%, due 9/12/2025	7,551,602
EUR	200,000	0.75%, due 2/28/2028	193,084 (j)
Credit Suisse AG
	$1,000,000	4.75%, due 8/9/2024	997,474
	215,000	3.63%, due 9/9/2024	213,363
EUR	100,000	Crelan SA, 6.00%, due 2/28/2030	113,576 (j)(k)
	$200,000	DBS Group Holdings Ltd., 5.48%, due 9/12/2025	200,094 (b)
	200,000	Development Bank of Kazakhstan JSC, 5.50%, due 4/15/2027	198,000 (b)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	190,916 (j)
	2,035,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	2,014,650 (j)(k)(l)
EUR	200,000	Federation des Caisses Desjardins du Quebec, 2.88%, due 11/28/2024	212,375 (j)
Fifth Third Bancorp
	$1,793,000	(3 mo. USD Term SOFR + 3.29%), 8.60%, due 5/31/2024	1,740,689 (e)(l)
	1,661,000	1.71%, due 11/1/2027	1,501,250 (k)
	1,660,000	5.63%, due 1/29/2032	1,613,203 (k)
	4,070,000	4.34%, due 4/25/2033	3,601,357 (k)
Goldman Sachs Group, Inc.
	1,199,000	5.70%, due 11/1/2024	1,199,250
	736,000	4.95%, due 2/10/2025	722,617 (k)(l)
	685,000	3.80%, due 5/10/2026	642,230 (k)(l)
	1,060,000	3.65%, due 8/10/2026	963,865 (k)(l)
	1,345,000	4.13%, due 11/10/2026	1,243,409 (k)(l)
	1,235,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	1,027,052 (b)
	200,000	Hana Bank, 3.25%, due 3/30/2027	188,118 (b)
HSBC Holdings PLC
	1,510,000	4.00%, due 3/9/2026	1,393,690 (k)(l)
	6,980,000	6.00%, due 5/22/2027	6,640,607 (k)(l)
	1,555,000	8.00%, due 3/7/2028	1,604,957 (k)(l)
	1,170,000	4.70%, due 3/9/2031	954,481 (k)(l)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
Huntington Bancshares, Inc.
	$1,643,000	(3 mo. USD Term SOFR + 3.14%), 8.47%, due 7/15/2024	$1,573,050 (e)(l)
	230,000	4.45%, due 10/15/2027	203,782 (k)(l)
	523,000	5.63%, due 7/15/2030	467,100 (k)(l)
	3,690,000	5.71%, due 2/2/2035	3,537,613 (k)
ING Groep NV
	803,000	6.50%, due 4/16/2025	790,359 (k)(l)
	2,895,000	5.75%, due 11/16/2026	2,732,371 (k)(l)
	4,892,000	3.88%, due 5/16/2027	4,006,010 (k)(l)
EUR	200,000	0.25%, due 2/18/2029	185,864 (j)(k)
Intesa Sanpaolo SpA
	$4,690,000	8.25%, due 11/21/2033	5,089,447 (b)(k)
	2,785,000	7.78%, due 6/20/2054	2,853,616 (b)(k)
JPMorgan Chase & Co.
	731,000	5.00%, due 8/1/2024	727,367 (k)(l)
	441,000	(3 mo. USD Term SOFR + 2.84%), 8.17%, due 8/1/2024	443,391 (e)(l)
	260,000	4.60%, due 2/1/2025	255,750 (k)(l)
	1,496,000	(Secured Overnight Financing Rate + 0.58%), 5.93%, due 6/23/2025	1,497,023 (e)
	710,000	3.65%, due 6/1/2026	664,269 (k)(l)
	7,500,000	2.18%, due 6/1/2028	6,780,125 (k)
	6,465,000	5.34%, due 1/23/2035	6,266,672 (k)
Kreditanstalt fuer Wiederaufbau
EUR	224,000	0.00%, due 6/15/2026	223,610 (j)
EUR	82,000	1.25%, due 6/30/2027	82,780 (j)
EUR	39,000	0.75%, due 1/15/2029	37,559 (j)
EUR	161,000	2.63%, due 4/26/2029	169,073 (j)
EUR	124,000	0.00%, due 9/15/2031	107,019 (j)
Lloyds Banking Group PLC
	$1,345,000	7.50%, due 6/27/2024	1,346,451 (k)(l)
	1,055,000	7.50%, due 9/27/2025	1,044,343 (k)(l)
	2,185,000	8.00%, due 9/27/2029	2,157,814 (k)(l)
	7,855,000	5.68%, due 1/5/2035	7,662,129 (k)
M&T Bank Corp.
	665,000	5.00%, due 8/1/2024	632,935 (k)(l)
	3,685,000	3.50%, due 9/1/2026	2,866,957 (k)(l)
	2,015,000	Mizuho Financial Group, Inc., 1.55%, due 7/9/2027	1,844,507 (k)
Morgan Stanley
	1,440,000	(Secured Overnight Financing Rate + 0.95%), 6.30%, due 2/18/2026	1,446,739 (e)
	6,270,000	5.25%, due 4/21/2034	6,016,373 (k)
	1,930,000	5.47%, due 1/18/2035	1,877,652 (k)
EUR	300,000	3.96%, due 3/21/2035	317,499 (k)
	$3,400,000	5.83%, due 4/19/2035	3,398,630 (k)
	3,835,000	5.95%, due 1/19/2038	3,727,381 (k)
EUR	200,000	National Australia Bank Ltd., 2.35%, due 8/30/2029	202,901 (j)
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	193,323 (j)
NatWest Group PLC
	$1,020,000	6.00%, due 12/29/2025	991,351 (k)(l)
	3,215,000	4.60%, due 6/28/2031	2,443,653 (k)(l)
	12,710,000	3.03%, due 11/28/2035	10,435,493 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
Nordea Bank Abp
	$4,435,000	1.50%, due 9/30/2026	$4,022,947 (b)
	475,000	(Secured Overnight Financing Rate + 0.74%), 6.09%, due 3/19/2027	476,195 (b)(e)
	3,400,000	3.75%, due 3/1/2029	2,754,524 (b)(k)(l)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	196,997 (j)
PNC Financial Services Group, Inc.
	7,168,000	3.40%, due 9/15/2026	6,179,453 (k)(l)
	5,515,000	5.30%, due 1/21/2028	5,467,044 (k)
	1,625,000	6.25%, due 3/15/2030	1,527,666 (k)(l)
	3,330,000	6.88%, due 10/20/2034	3,534,494 (k)
Royal Bank of Canada
	1,105,000	(Secured Overnight Financing Rate Index + 0.44%), 5.79%, due 1/21/2025	1,106,108 (e)
	5,615,000	4.95%, due 4/25/2025	5,580,296
	5,345,000	Santander U.K. Group Holdings PLC, 6.83%, due 11/21/2026	5,402,879 (k)
	3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,302,087 (j)(k)(l)
	200,000	Standard Chartered PLC, 6.19%, due 7/6/2027	201,045 (b)(k)
State Street Corp.
	4,600,000	1.75%, due 2/6/2026	4,450,375 (k)
	3,105,000	2.90%, due 3/30/2026	3,020,765 (k)
Sumitomo Mitsui Financial Group, Inc.
	2,090,000	2.63%, due 7/14/2026	1,968,238
	1,945,000	3.01%, due 10/19/2026	1,832,094
	7,330,000	Svenska Handelsbanken AB, 5.25%, due 6/15/2026	7,303,102 (b)
Toronto-Dominion Bank
	3,895,000	3.77%, due 6/6/2025	3,819,182
	3,500,000	5.53%, due 7/17/2026	3,502,523
Truist Financial Corp.
	1,090,000	(Secured Overnight Financing Rate + 0.40%), 5.75%, due 6/9/2025	1,087,782 (e)
	4,645,000	5.44%, due 1/24/2030	4,550,125 (k)
	355,000	5.10%, due 3/1/2030	320,696 (k)(l)
	5,530,000	5.87%, due 6/8/2034	5,426,078 (k)
	280,000	Turkiye Vakiflar Bankasi TAO, 9.00%, due 10/12/2028	292,682 (b)
U.S. Bancorp
	965,000	2.40%, due 7/30/2024	957,444
	4,975,000	3.70%, due 1/15/2027	4,281,383 (k)(l)
	2,750,000	5.38%, due 1/23/2030	2,711,737 (k)
UBS Group AG
	3,551,000	6.88%, due 8/7/2025	3,488,857 (j)(k)(l)
EUR	100,000	(3 mo. EUR EURIBOR + 1.00%), 4.92%, due 1/16/2026	107,127 (e)(j)
EUR	100,000	2.13%, due 10/13/2026	103,680 (j)(k)
	$795,000	4.88%, due 2/12/2027	713,821 (b)(k)(l)
	6,895,000	4.70%, due 8/5/2027	6,736,036 (b)(k)
	2,010,000	9.25%, due 11/13/2028	2,145,130 (b)(k)(l)
	420,000	4.38%, due 2/10/2031	335,433 (b)(k)(l)
	2,255,000	9.25%, due 11/13/2033	2,474,833 (b)(k)(l)
UniCredit SpA
	299,000	8.00%, due 6/3/2024	299,120 (j)(k)(l)
EUR	250,000	3.88%, due 6/3/2027	234,117 (j)(k)(l)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
Wells Fargo & Co.
	$1,410,000	3.90%, due 3/15/2026	$1,337,368 (k)(l)
	2,195,000	7.63%, due 9/15/2028	2,295,162 (k)(l)
	5,030,000	6.49%, due 10/23/2034	5,236,893 (k)
	5,515,000	5.50%, due 1/23/2035	5,357,199 (k)
	1,515,000	Wells Fargo Bank NA, (Secured Overnight Financing Rate + 1.07%), 6.42%, due 12/11/2026	1,535,507 (e)
Westpac Banking Corp.
	5,850,000	5.51%, due 11/17/2025	5,864,837
	7,110,000	3.02%, due 11/18/2036	5,715,127 (k)
Yapi ve Kredi Bankasi AS
	200,000	9.25%, due 10/16/2028	211,828 (b)
	600,000	9.74%, due 4/4/2029	597,960 (b)(k)(l)
361,588,352
Beverages 0.2%
	8,160,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	6,397,751
	600,000	Pepsico Singapore Financing I Pte. Ltd., (Secured Overnight Financing Rate Index + 0.56%), 5.91%, due 2/16/2027	600,312 (e)
	725,000	PepsiCo, Inc., (Secured Overnight Financing Rate Index + 0.40%), 5.75%, due 2/13/2026	726,262 (e)
7,724,325
Biotechnology 0.2%
Amgen, Inc.
	875,000	3.63%, due 5/22/2024	873,946
	6,420,000	5.75%, due 3/2/2063	6,132,205
7,006,151
Building Materials 0.2%
Builders FirstSource, Inc.
	712,000	6.38%, due 6/15/2032	704,613 (b)
	60,000	6.38%, due 3/1/2034	58,887 (b)
	835,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	820,891 (b)
	3,000,000	Cemex SAB de CV, 9.13%, due 3/14/2028	3,219,411 (b)(k)(l)
	615,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	518,925 (b)
	425,000	EMRLD Borrower LP/Emerald Co.-Issuer, Inc., 6.63%, due 12/15/2030	421,192 (b)
	670,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	635,886 (b)
EUR	200,000	PCF GmbH, 4.75%, due 4/15/2026	144,264 (j)
Standard Industries, Inc.
	$1,695,000	4.38%, due 7/15/2030	1,501,181 (b)
	1,305,000	3.38%, due 1/15/2031	1,068,948 (b)
9,094,198
Chemicals 0.4%
	1,315,000	Avient Corp., 7.13%, due 8/1/2030	1,330,489 (b)
	200,000	Consolidated Energy Finance SA, 12.00%, due 2/15/2031	207,001 (b)
INEOS Finance PLC
	715,000	6.75%, due 5/15/2028	702,508 (b)
	1,115,000	7.50%, due 4/15/2029	1,120,186 (b)
EUR	2,792,000	INEOS Quattro Finance 1 PLC, 3.75%, due 7/15/2026	2,878,831 (j)
Kronos International, Inc.
EUR	215,000	3.75%, due 9/15/2025	224,859 (j)
EUR	676,000	9.50%, due 3/15/2029	767,612 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Chemicals – cont'd
EUR	540,000	Lune Holdings SARL, 5.63%, due 11/15/2028	$466,533 (j)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	197,038 (b)
	900,000	NOVA Chemicals Corp., 8.50%, due 11/15/2028	945,971 (b)
		Olympus Water U.S. Holding Corp.
EUR	525,000	3.88%, due 10/1/2028	516,435 (j)
	$1,095,000	4.25%, due 10/1/2028	986,710 (b)
EUR	457,000	9.63%, due 11/15/2028	518,409 (j)
	$1,610,000	9.75%, due 11/15/2028	1,708,401 (b)
	795,000	6.25%, due 10/1/2029	716,470 (b)
	200,000	Orbia Advance Corp. SAB de CV, 1.88%, due 5/11/2026	184,085 (j)
	2,055,000	Tronox, Inc., 4.63%, due 3/15/2029	1,833,241 (b)
	530,000	Vibrantz Technologies, Inc., 9.00%, due 2/15/2030	491,956 (b)
	1,300,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	1,164,149 (b)
			16,960,884
Commercial Services 0.9%
		AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	413,262 (b)
GBP	350,000	6.50%, due 1/31/2026	431,766 (j)
GBP	2,658,000	8.45%, due 1/31/2028	3,486,302 (j)
	$1,297,000	ADT Security Corp., 4.88%, due 7/15/2032	1,154,457 (b)
	850,000	Allied Universal Holdco LLC, 7.88%, due 2/15/2031	851,877 (b)
	960,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	815,058 (b)
GBP	975,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.88%, due 6/1/2028	1,084,259 (j)
	$2,325,000	APX Group, Inc., 5.75%, due 7/15/2029	2,161,864 (b)
EUR	535,000	Avis Budget Finance PLC, 7.25%, due 7/31/2030	561,592 (j)
GBP	651,000	BCP V Modular Services Finance II PLC, 6.13%, due 11/30/2028	744,245 (j)
EUR	395,000	BCP V Modular Services Finance PLC, 6.75%, due 11/30/2029	365,766 (j)
	$200,000	Bidvest Group U.K. PLC, 3.63%, due 9/23/2026	184,150 (b)
	1,365,000	Boost Newco Borrower LLC, 7.50%, due 1/15/2031	1,408,806 (b)
GBP	3,213,000	Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV, 8.50%, due 1/15/2031	4,275,382 (j)
	$775,000	Champions Financing, Inc., 8.75%, due 2/15/2029	791,991 (b)
	247,000	CMHI Finance BVI Co. Ltd., 4.00%, due 6/1/2027	237,081 (j)
	630,000	Garda World Security Corp., 7.75%, due 2/15/2028	636,910 (b)
	2,055,000	Georgetown University, 2.94%, due 4/1/2050	1,326,172
EUR	600,000	Kapla Holding SAS, 3.38%, due 12/15/2026	617,560 (j)
	$200,000	Korea Expressway Corp., 1.13%, due 5/17/2026	183,154 (b)
EUR	994,000	Loxam SAS, 5.75%, due 7/15/2027	1,049,457 (j)
	$1,693,000	Movida Europe SA, 7.85%, due 4/11/2029	1,580,641 (b)
EUR	1,066,000	Multiversity SRL, (3 mo. EUR EURIBOR + 4.25%, Floor 4.25%), 8.12%, due 10/30/2028	1,138,887 (e)(j)
	$1,210,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	1,142,090 (b)
		Prime Security Services Borrower LLC/Prime Finance, Inc.
	1,325,000	5.75%, due 4/15/2026	1,308,334 (b)
	980,000	6.25%, due 1/15/2028	957,378 (b)
GBP	560,000	RAC Bond Co. PLC, 5.25%, due 11/4/2027	658,960 (j)
EUR	1,198,347	Techem Verwaltungsgesellschaft 674 GmbH, 6.00%, due 7/30/2026	1,277,342 (j)
EUR	2,620,000	Verisure Holding AB, 3.25%, due 2/15/2027	2,679,689 (j)
EUR	2,762,000	Verisure Midholding AB, 5.25%, due 2/15/2029	2,834,598 (j)
	$1,240,000	Wand NewCo 3, Inc., 7.63%, due 1/30/2032	1,260,585 (b)
			37,619,615
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Computers 0.1%
	$805,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	$731,705 (b)
	1,725,000	ASGN, Inc., 4.63%, due 5/15/2028	1,609,784 (b)
	1,900,000	McAfee Corp., 7.38%, due 2/15/2030	1,759,914 (b)
	855,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	864,518 (b)
4,965,921
Cosmetics - Personal Care 0.1%
Coty, Inc.
EUR	905,000	3.88%, due 4/15/2026	957,149 (j)
	$1,265,000	5.00%, due 4/15/2026	1,240,623 (b)
	945,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, due 7/15/2030	945,570 (b)
	33,000	Natura & Co. Luxembourg Holdings SARL, 4.13%, due 5/3/2028	29,672 (b)
3,173,014
Distribution - Wholesale 0.2%
	2,085,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	2,029,364 (b)
	775,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	762,391 (b)
Ritchie Bros Holdings, Inc.
	525,000	6.75%, due 3/15/2028	529,963 (b)
	825,000	7.75%, due 3/15/2031	855,626 (b)
	910,000	Verde Purchaser LLC, 10.50%, due 11/30/2030	958,571 (b)
	1,650,000	Windsor Holdings III LLC, 8.50%, due 6/15/2030	1,718,516 (b)
6,854,431
Diversified Financial Services 0.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	570,000	1.65%, due 10/29/2024	558,079
	6,700,000	3.30%, due 1/30/2032	5,593,471
	2,408,000	Ally Financial, Inc., 4.70%, due 5/15/2028	1,863,414 (k)(l)
American Express Co.
	1,435,000	(Secured Overnight Financing Rate Index + 0.93%), 6.28%, due 3/4/2025	1,445,692 (e)
	1,700,000	3.55%, due 9/15/2026	1,551,057 (k)(l)
	3,880,000	5.63%, due 7/28/2034	3,796,855 (k)
Banco BTG Pactual SA
	200,000	4.50%, due 1/10/2025	197,202 (b)
	256,000	2.75%, due 1/11/2026	241,086 (b)
	200,000	6.25%, due 4/8/2029	198,400 (b)
EUR	200,000	BPCE SFH SA, 3.13%, due 1/24/2028	211,907 (j)
EUR	200,000	Caisse de Refinancement de l'Habitat SA, 3.00%, due 1/11/2030	210,743 (j)
Capital One Financial Corp.
	$695,000	3.30%, due 10/30/2024	686,633
	230,000	4.17%, due 5/9/2025	229,902 (k)
	5,592,000	3.95%, due 9/1/2026	4,818,526 (k)(l)
	1,100,000	5.70%, due 2/1/2030	1,084,792 (k)
	1,745,000	6.38%, due 6/8/2034	1,756,374 (k)
	5,557,000	Charles Schwab Corp., 4.00%, due 12/1/2030	4,522,693 (k)(l)
EUR	100,000	Credit Mutuel Home Loan SFH SA, 2.75%, due 12/8/2027	104,583 (j)
EUR	200,000	Dexia SA, 0.63%, due 1/17/2026	203,241 (j)
	$150,000	Fondo MIVIVIENDA SA, 4.63%, due 4/12/2027	144,936 (b)
	660,000	Jane Street Group/JSG Finance, Inc., 7.13%, due 4/30/2031	664,134 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Diversified Financial Services – cont'd
	$200,000	Shriram Finance Ltd., 6.63%, due 4/22/2027	$198,455 (b)
			30,282,175
Electric 2.6%
EUR	200,000	Acquirente Unico SpA, 2.80%, due 2/20/2026	207,806 (j)
	$200,000	Adani Green Energy Ltd., 4.38%, due 9/8/2024	197,673 (b)
EUR	4,092,000	AusNet Services Holdings Pty. Ltd., 1.63%, due 3/11/2081	4,028,369 (j)(k)
		Calpine Corp.
	$490,000	5.13%, due 3/15/2028	464,797 (b)
	2,450,000	4.63%, due 2/1/2029	2,250,526 (b)
	1,686,000	5.00%, due 2/1/2031	1,527,801 (b)
	234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	225,435 (j)(k)(l)
	8,225,000	CMS Energy Corp., 3.75%, due 12/1/2050	6,664,102 (k)
	500,000	Comision Federal de Electricidad, 4.69%, due 5/15/2029	459,869 (j)
	1,930,000	Constellation Energy Generation LLC, 6.50%, due 10/1/2053	2,003,127
	1,350,000	Dominion Energy, Inc., 4.35%, due 1/15/2027	1,236,115 (k)(l)
	5,745,000	Edison International, 5.00%, due 12/15/2026	5,398,602 (k)(l)
		EDP - Energias de Portugal SA
EUR	600,000	1.88%, due 3/14/2082	550,676 (j)(k)
EUR	1,200,000	5.94%, due 4/23/2083	1,333,787 (j)(k)
		Electricite de France SA
EUR	600,000	4.00%, due 7/4/2024	636,175 (j)(k)(l)
GBP	600,000	6.00%, due 1/29/2026	730,987 (j)(k)(l)
EUR	1,600,000	2.63%, due 12/1/2027	1,546,365 (j)(k)(l)
EUR	6,200,000	7.50%, due 9/6/2028	7,207,907 (j)(k)(l)
	$1,655,000	9.13%, due 3/15/2033	1,797,087 (b)(k)(l)
EUR	3,500,000	Elia Group SA, 5.85%, due 3/15/2028	3,821,298 (j)(k)(l)
EUR	200,000	EnBW Energie Baden-Wuerttemberg AG, 1.38%, due 8/31/2081	185,306 (j)(k)
EUR	3,900,000	Enel SpA, 6.38%, due 4/16/2028	4,348,627 (j)(k)(l)
EUR	600,000	Energia Group Roi Financeco DAC, 6.88%, due 7/31/2028	660,860 (j)
	$3,475,000	Eversource Energy, 5.50%, due 1/1/2034	3,344,912
	430,000	Florida Power & Light Co., 3.25%, due 6/1/2024	429,088
	454,000	Georgia Power Co., (Secured Overnight Financing Rate Index + 0.75%), 6.10%, due 5/8/2025	455,762 (e)
EUR	100,000	Iberdrola Finanzas SA, 1.58%, due 8/16/2027	96,181 (j)(k)(l)
	$3,070,000	Indianapolis Power & Light Co., 5.70%, due 4/1/2054	2,914,525 (b)
	1,030,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	852,407 (b)
	280,000	Mississippi Power Co., (Secured Overnight Financing Rate + 0.30%), 5.66%, due 6/28/2024	280,008 (e)
	975,000	National Rural Utilities Cooperative Finance Corp., (Secured Overnight Financing Rate + 0.33%), 5.68%, due 10/18/2024	975,548 (e)
EUR	1,400,000	Naturgy Finance BV, 2.37%, due 11/23/2026	1,403,157 (j)(k)(l)
		NextEra Energy Capital Holdings, Inc.
	$5,810,000	5.75%, due 9/1/2025	5,813,718
	820,000	(Secured Overnight Financing Rate Index + 0.76%), 6.12%, due 1/29/2026	822,004 (e)
GBP	340,000	NGG Finance PLC, 5.63%, due 6/18/2073	419,170 (j)(k)
		NRG Energy, Inc.
	$1,205,000	10.25%, due 3/15/2028	1,299,132 (b)(k)(l)
	990,000	3.38%, due 2/15/2029	868,186 (b)
EUR	4,658,000	Orsted AS, 5.25%, due 12/8/3022	5,039,372 (j)(k)
	$9,885,000	Pacific Gas & Electric Co., 4.30%, due 3/15/2045	7,374,868
	3,895,000	PacifiCorp, 5.45%, due 2/15/2034	3,740,112
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Electric – cont'd
	$1,000,000	PPL Capital Funding, Inc., (3 mo. USD Term SOFR + 2.93%), 8.24%, due 3/30/2067	$992,526 (e)
		Southern Co.
	9,180,000	4.00%, due 1/15/2051	8,756,945 (k)
EUR	3,088,000	1.88%, due 9/15/2081	2,892,408 (k)
EUR	3,400,000	SSE PLC, 4.00%, due 1/21/2028	3,523,655 (j)(k)(l)
EUR	1,716,000	Stedin Holding NV, 1.50%, due 12/31/2026	1,666,527 (j)(k)(l)
GBP	3,800,000	Vattenfall AB, 6.88%, due 8/17/2083	4,830,810 (j)(k)
	$1,770,000	Vistra Corp., 7.00%, due 12/15/2026	1,748,367 (b)(k)(l)
		Vistra Operations Co. LLC
	190,000	5.50%, due 9/1/2026	185,426 (b)
	1,360,000	4.38%, due 5/1/2029	1,238,179 (b)
	1,050,000	7.75%, due 10/15/2031	1,076,872 (b)
	1,205,000	6.88%, due 4/15/2032	1,199,954 (b)
			111,723,116
Electrical Components & Equipment 0.1%
EUR	980,000	Belden, Inc., 3.38%, due 7/15/2031	953,479 (j)
EUR	1,814,000	Energizer Gamma Acquisition BV, 3.50%, due 6/30/2029	1,723,458 (j)
	$540,000	WESCO Distribution, Inc., 6.38%, due 3/15/2029	536,436 (b)
			3,213,373
Electronics 0.2%
		EquipmentShare.com, Inc.
	2,615,000	9.00%, due 5/15/2028	2,684,505 (b)
	190,000	8.63%, due 5/15/2032	193,310 (b)
	1,220,000	Imola Merger Corp., 4.75%, due 5/15/2029	1,123,371 (b)
	1,065,000	Sensata Technologies BV, 5.88%, due 9/1/2030	1,027,478 (b)
	5,275,000	TD SYNNEX Corp., 6.10%, due 4/12/2034	5,238,393
			10,267,057
Energy - Alternate Sources 0.0%(n)
	983,000	FS Luxembourg SARL, 8.88%, due 2/12/2031	935,867 (b)
	200,000	Greenko Wind Projects Mauritius Ltd., 5.50%, due 4/6/2025	196,245 (b)
			1,132,112
Engineering & Construction 0.1%
EUR	5,900,000	Abertis Infraestructuras Finance BV, 3.25%, due 11/24/2025	6,106,078 (j)(k)(l)
	$200,000	IHS Holding Ltd., 5.63%, due 11/29/2026	183,500 (b)
			6,289,578
Entertainment 0.7%
	930,000	Allwyn Entertainment Financing U.K. PLC, 7.88%, due 4/30/2029	946,294 (b)
EUR	785,000	Allwyn International AS, 3.88%, due 2/15/2027	813,667 (j)
EUR	3,342,000	Banijay Entertainment SASU, 7.00%, due 5/1/2029	3,734,994 (j)
	$1,862,000	Caesars Entertainment, Inc., 8.13%, due 7/1/2027	1,887,133 (b)
	420,000	Cedar Fair LP, 5.25%, due 7/15/2029	392,090
		Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	985,000	5.50%, due 5/1/2025	985,000 (b)
	1,245,000	5.38%, due 4/15/2027	1,208,281
	2,070,000	Churchill Downs, Inc., 6.75%, due 5/1/2031	2,054,991 (b)
EUR	3,676,000	Cirsa Finance International SARL, 7.88%, due 7/31/2028	4,136,766 (j)
GBP	515,000	CPUK Finance Ltd., 6.50%, due 8/28/2026	634,404 (j)
EUR	431,918	LHMC Finco 2 SARL, 7.25% Cash/8.00% PIK, due 10/2/2025	460,657 (j)(m)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Entertainment – cont'd
	$1,635,000	Light & Wonder International, Inc., 7.25%, due 11/15/2029	$1,648,991 (b)
	800,000	Merlin Entertainments Group U.S. Holdings, Inc., 7.38%, due 2/15/2031	803,749 (b)
	2,500,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	2,280,489 (b)
		Motion Bondco DAC
EUR	595,000	4.50%, due 11/15/2027	597,921 (j)
	$760,000	6.63%, due 11/15/2027	733,020 (b)
	1,410,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	1,340,407 (b)
	865,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, due 3/1/2030	818,314 (b)
	1,130,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	1,041,936 (b)
		Six Flags Entertainment Corp.
	365,000	5.50%, due 4/15/2027	352,202 (b)
	1,330,000	7.25%, due 5/15/2031	1,327,159 (b)
	395,000	Six Flags Entertainment Corp./Six Flags Theme Parks, Inc., 6.63%, due 5/1/2032	393,424 (b)(h)
	3,260,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	2,496,879
			31,088,768
Environmental Control 0.1%
	1,500,000	Ambipar Lux SARL, 9.88%, due 2/6/2031	1,484,912 (b)
	410,000	GFL Environmental, Inc., 6.75%, due 1/15/2031	413,314 (b)
	900,000	Madison IAQ LLC, 5.88%, due 6/30/2029	835,060 (b)
			2,733,286
Food 0.7%
	2,010,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 5.88%, due 2/15/2028	1,969,735 (b)
GBP	4,611,000	Bellis Acquisition Co. PLC, 3.25%, due 2/16/2026	5,661,983 (j)
GBP	545,000	Bellis Finco PLC, 4.00%, due 2/16/2027	631,214 (j)
	$3,625,000	Bimbo Bakeries USA, Inc., 5.38%, due 1/9/2036	3,466,135 (b)
	5,725,000	Campbell Soup Co., 5.40%, due 3/21/2034	5,585,056
	200,000	Cencosud SA, 4.38%, due 7/17/2027	189,813 (j)
GBP	600,000	Co-operative Group Holdings Ltd., 7.50%, due 7/8/2026	749,800 (j)
		Iceland Bondco PLC
EUR	250,000	(3 mo. EUR EURIBOR + 5.50%), 9.40%, due 12/15/2027	266,667 (e)(j)
GBP	697,000	10.88%, due 12/15/2027	890,925 (j)
		JBS USA Holding Lux SARL/ JBS USA Food Co./ JBS Lux Co. SARL
	$204,000	2.50%, due 1/15/2027	186,939
	276,000	5.13%, due 2/1/2028	268,018
	1,885,000	6.50%, due 12/1/2052	1,784,432
	800,000	Minerva Luxembourg SA, 8.88%, due 9/13/2033	820,570 (b)
GBP	510,000	Ocado Group PLC, 3.88%, due 10/8/2026	553,679 (j)
	$1,265,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,224,481 (b)
EUR	292,000	Picard Bondco SA, 5.38%, due 7/1/2027	297,493 (j)
	$250,000	Post Holdings, Inc., 6.25%, due 2/15/2032	246,662 (b)
	4,228,000	Sysco Corp., 6.60%, due 4/1/2050	4,589,688
		U.S. Foods, Inc.
	555,000	6.88%, due 9/15/2028	559,724 (b)
	650,000	7.25%, due 1/15/2032	663,727 (b)
			30,606,741
Food Service 0.1%
EUR	1,170,000	Aramark International Finance SARL, 3.13%, due 4/1/2025	1,232,842 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Food Service – cont'd
	$935,000	Aramark Services, Inc., 5.00%, due 2/1/2028	$887,767 (b)
			2,120,609
Forest Products & Paper 0.0%(n)
EUR	400,000	Sappi Papier Holding GmbH, 3.63%, due 3/15/2028	408,524 (j)
EUR	382,000	WEPA Hygieneprodukte GmbH, 2.88%, due 12/15/2027	378,196 (j)
			786,720
Gas 0.1%
EUR	3,000,000	APA Infrastructure Ltd., 7.13%, due 11/9/2083	3,409,706 (j)(k)
	$200,000	Beijing Gas Singapore Capital Corp., 1.88%, due 1/18/2025	194,229 (j)
GBP	695,000	Centrica PLC, 5.25%, due 4/10/2075	856,443 (j)(k)
			4,460,378
Hand - Machine Tools 0.3%
	$11,609,000	Regal Rexnord Corp., 6.40%, due 4/15/2033	11,703,150 (b)
Healthcare - Products 0.2%
EUR	455,000	Avantor Funding, Inc., 3.88%, due 7/15/2028	470,745 (j)
	$1,090,000	Baxter International, Inc., (Secured Overnight Financing Rate Index + 0.44%), 5.79%, due 11/29/2024	1,089,685 (e)
		Medline Borrower LP
	3,135,000	3.88%, due 4/1/2029	2,808,430 (b)
	1,315,000	5.25%, due 10/1/2029	1,224,237 (b)
	820,000	Medline Borrower LP/Medline Co.-Issuer, Inc., 6.25%, due 4/1/2029	814,755 (b)
	700,000	Thermo Fisher Scientific, Inc., 1.22%, due 10/18/2024	686,222
			7,094,074
Healthcare - Services 0.5%
	2,125,000	Ascension Health, 3.11%, due 11/15/2039	1,589,454
		CHS/Community Health Systems, Inc.
	680,000	5.63%, due 3/15/2027	622,636 (b)
	760,000	5.25%, due 5/15/2030	621,365 (b)
	600,000	10.88%, due 1/15/2032	614,265 (b)
	2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	1,604,500
EUR	660,000	Eurofins Scientific SE, 6.75%, due 4/14/2028	738,260 (j)(k)(l)
	$3,100,000	HCA, Inc., 5.50%, due 6/1/2033	3,011,570
	920,000	LifePoint Health, Inc., 9.88%, due 8/15/2030	957,994 (b)
	1,035,000	Molina Healthcare, Inc., 3.88%, due 11/15/2030	897,647 (b)
	2,125,000	Mount Sinai Hospital, 3.74%, due 7/1/2049	1,529,908
	945,000	Roche Holdings, Inc., (Secured Overnight Financing Rate + 0.56%), 5.91%, due 3/10/2025	947,644 (b)(e)
	1,185,000	Star Parent, Inc., 9.00%, due 10/1/2030	1,239,570 (b)
	1,870,000	Surgery Center Holdings, Inc., 7.25%, due 4/15/2032	1,867,447 (b)
	580,000	Team Health Holdings, Inc., 9.00% Cash/4.50% PIK, due 6/30/2028	642,350 (b)(m)
		Tenet Healthcare Corp.
	965,000	6.13%, due 10/1/2028	952,892
	1,495,000	6.13%, due 6/15/2030	1,469,433
	775,000	6.75%, due 5/15/2031	776,537 (b)
			20,083,472
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Holding Companies - Diversified 0.1%
Benteler International AG
EUR	698,000	9.38%, due 5/15/2028	$795,743 (j)
	$1,580,000	10.50%, due 5/15/2028	1,682,053 (b)
2,477,796
Home Builders 0.1%
	690,000	Beazer Homes USA, Inc., 7.50%, due 3/15/2031	682,014 (b)
KB Home
	1,660,000	7.25%, due 7/15/2030	1,699,237
	600,000	4.00%, due 6/15/2031	521,084
GBP	469,000	Maison Finco PLC, 6.00%, due 10/31/2027	539,908 (j)
GBP	920,000	Miller Homes Group Finco PLC, 7.00%, due 5/15/2029	1,057,082 (j)
	$1,640,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, due 2/15/2028	1,539,765
6,039,090
Insurance 1.3%
	930,000	Acrisure LLC/Acrisure Finance, Inc., 8.25%, due 2/1/2029	922,361 (b)
	200,000	AIA Group Ltd., 5.63%, due 10/25/2027	201,491 (b)
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
	1,090,000	6.75%, due 10/15/2027	1,068,874 (b)
	1,485,000	6.75%, due 4/15/2028	1,483,433 (b)
	815,000	7.00%, due 1/15/2031	817,553 (b)
AmWINS Group, Inc.
	320,000	6.38%, due 2/15/2029	316,126 (b)
	580,000	4.88%, due 6/30/2029	527,267 (b)
	7,740,000	Aon North America, Inc., 5.75%, due 3/1/2054	7,482,490
	510,000	AssuredPartners, Inc., 7.50%, due 2/15/2032	495,177 (b)
EUR	210,000	Athene Global Funding, 0.83%, due 1/8/2027	205,641 (j)
	$690,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	628,805 (b)
Corebridge Financial, Inc.
	3,900,000	5.75%, due 1/15/2034	3,831,151
	3,210,000	4.35%, due 4/5/2042	2,573,584
	600,000	Corebridge Global Funding, 0.65%, due 6/17/2024	595,966 (b)
	905,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	905,343 (b)
	565,000	Howden U.K. Refinance PLC/Howden U.K. Refinance 2 PLC/Howden U.S. Refinance LLC, 7.25%, due 2/15/2031	557,779 (b)
HUB International Ltd.
	4,210,000	7.25%, due 6/15/2030	4,271,756 (b)
	665,000	7.38%, due 1/31/2032	658,874 (b)
	2,305,000	Liberty Mutual Group, Inc., 4.13%, due 12/15/2051	2,097,988 (b)(k)
Metropolitan Life Global Funding I
	2,500,000	0.95%, due 7/2/2025	2,369,528 (b)
	3,575,000	5.00%, due 1/6/2026	3,546,852 (b)
	4,885,000	New York Life Global Funding, 0.85%, due 1/15/2026	4,520,168 (b)
	2,165,000	Northwestern Mutual Global Funding, 0.80%, due 1/14/2026	2,001,682 (b)
	750,000	Panther Escrow Issuer LLC, 7.13%, due 6/1/2031	753,890 (b)
	5,860,000	Principal Life Global Funding II, 1.50%, due 11/17/2026	5,314,218 (b)
Protective Life Global Funding
	290,000	(Secured Overnight Financing Rate + 1.05%), 6.40%, due 12/11/2024	291,141 (b)(e)
	516,000	(Secured Overnight Financing Rate + 0.98%), 6.34%, due 3/28/2025	518,903 (b)(e)
	770,000	1.30%, due 9/20/2026	696,302 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Insurance – cont'd
Prudential Financial, Inc.
	$1,550,000	5.13%, due 3/1/2052	$1,429,925 (k)
	2,340,000	6.50%, due 3/15/2054	2,305,494 (k)
	630,000	USI, Inc., 7.50%, due 1/15/2032	626,648 (b)
54,016,410
Internet 0.1%
United Group BV
EUR	600,000	4.63%, due 8/15/2028	609,934 (j)
EUR	1,248,000	6.75%, due 2/15/2031	1,363,178 (j)
	$1,070,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	930,674 (b)
2,903,786
Investment Companies 0.0%(n)
	255,000	CNCBINV 1 BVI Ltd., 1.75%, due 11/17/2024	248,651 (j)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	194,610 (j)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	195,760 (j)
639,021
Iron - Steel 0.1%
CSN Inova Ventures
	200,000	6.75%, due 1/28/2028	191,387 (j)
	2,885,000	6.75%, due 1/28/2028	2,760,759 (b)
Metinvest BV
	240,000	7.65%, due 10/1/2027	165,000 (b)
	1,990,000	7.75%, due 10/17/2029	1,293,500 (b)
	1,070,000	Periama Holdings LLC, 5.95%, due 4/19/2026	1,052,458 (j)
	200,000	POSCO, 4.38%, due 8/4/2025	196,340 (b)
5,659,444
Leisure Time 0.3%
Carnival Corp.
	980,000	7.63%, due 3/1/2026	986,079 (b)
	1,315,000	6.00%, due 5/1/2029	1,274,292 (b)
	450,000	7.00%, due 8/15/2029	461,958 (b)
	1,365,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	1,480,025 (b)
GBP	808,000	Deuce Finco PLC, 5.50%, due 6/15/2027	952,659 (j)
NCL Corp. Ltd.
	$645,000	5.88%, due 3/15/2026	631,984 (b)
	1,013,000	5.88%, due 2/15/2027	989,569 (b)
Pinnacle Bidco PLC
EUR	110,000	8.25%, due 10/11/2028	122,470 (j)
GBP	1,000,000	10.00%, due 10/11/2028	1,297,027 (j)
Royal Caribbean Cruises Ltd.
	$1,430,000	5.50%, due 4/1/2028	1,391,914 (b)
	535,000	8.25%, due 1/15/2029	564,509 (b)
	295,000	9.25%, due 1/15/2029	315,048 (b)
	1,795,000	Viking Cruises Ltd., 9.13%, due 7/15/2031	1,925,333 (b)
12,392,867
Lodging 0.1%
	1,975,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	1,867,491 (b)
GBP	748,000	TVL Finance PLC, 10.25%, due 4/28/2028	967,377 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Lodging – cont'd
	$1,740,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	$1,595,435 (b)
Wynn Macau Ltd.
	1,405,000	5.50%, due 1/15/2026	1,363,621 (b)
	200,000	5.50%, due 1/15/2026	194,110 (j)
5,988,034
Machinery - Construction & Mining 0.1%
Caterpillar Financial Services Corp.
	185,000	(Secured Overnight Financing Rate + 0.25%), 5.59%, due 5/17/2024	185,007 (e)
	1,089,000	(Secured Overnight Financing Rate + 0.27%), 5.62%, due 9/13/2024	1,089,467 (e)
	860,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	862,471 (b)
	1,660,000	Terex Corp., 5.00%, due 5/15/2029	1,553,010 (b)
3,689,955
Machinery - Diversified 0.3%
Chart Industries, Inc.
	1,600,000	7.50%, due 1/1/2030	1,636,489 (b)
	820,000	9.50%, due 1/1/2031	880,273 (b)
	645,000	Esab Corp., 6.25%, due 4/15/2029	642,580 (b)
	870,000	Ingersoll Rand, Inc., 5.70%, due 8/14/2033	864,132
John Deere Capital Corp.
	436,000	(Secured Overnight Financing Rate + 0.20%), 5.55%, due 10/11/2024	436,096 (e)
	138,000	(Secured Overnight Financing Rate + 0.56%), 5.91%, due 3/7/2025	138,427 (e)
	750,000	(Secured Overnight Financing Rate + 0.44%), 5.79%, due 3/6/2026	752,074 (e)
	1,110,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,136,178 (b)
	1,400,000	TK Elevator Holdco GmbH, 7.63%, due 7/15/2028	1,372,110 (b)
EUR	4,706,000	TK Elevator Midco GmbH, 4.38%, due 7/15/2027	4,796,440 (j)
12,654,799
Media 1.0%
EUR	1,003,000	Altice Financing SA, 4.25%, due 8/15/2029	840,266 (j)
EUR	280,000	Altice Finco SA, 4.75%, due 1/15/2028	194,977 (j)
CCO Holdings LLC/CCO Holdings Capital Corp.
	$810,000	5.00%, due 2/1/2028	737,651 (b)
	1,725,000	5.38%, due 6/1/2029	1,519,378 (b)
	720,000	6.38%, due 9/1/2029	660,011 (b)
	2,850,000	4.75%, due 3/1/2030	2,368,194 (b)
	810,000	4.25%, due 2/1/2031	633,941 (b)
Charter Communications Operating LLC/Charter Communications Operating Capital
	9,020,000	4.80%, due 3/1/2050	6,310,924
	5,320,000	3.90%, due 6/1/2052	3,199,431
	7,880,000	Comcast Corp., 2.94%, due 11/1/2056	4,598,471
CSC Holdings LLC
	585,000	5.50%, due 4/15/2027	479,590 (b)
	460,000	5.38%, due 2/1/2028	352,917 (b)
	345,000	7.50%, due 4/1/2028	186,659 (b)
	520,000	11.25%, due 5/15/2028	459,958 (b)
	1,505,000	11.75%, due 1/31/2029	1,337,080 (b)
	405,000	6.50%, due 2/1/2029	302,057 (b)
	1,035,000	4.13%, due 12/1/2030	657,455 (b)
	760,000	4.63%, due 12/1/2030	329,865 (b)
	350,000	5.00%, due 11/15/2031	148,981 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Media – cont'd
		Discovery Communications LLC
	$545,000	3.90%, due 11/15/2024	$539,278
	7,695,000	4.65%, due 5/15/2050	5,578,076
	1,475,000	DISH DBS Corp., 5.13%, due 6/1/2029	592,480
	3,420,000	Fox Corp., 6.50%, due 10/13/2033	3,511,580
		McGraw-Hill Education, Inc.
	770,000	5.75%, due 8/1/2028	714,077 (b)
	1,160,000	8.00%, due 8/1/2029	1,065,452 (b)
	1,005,000	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	895,878 (b)
	770,000	Virgin Media Secured Finance PLC, 5.50%, due 5/15/2029	699,883 (b)
GBP	2,574,000	Virgin Media Vendor Financing Notes III DAC, 4.88%, due 7/15/2028	2,870,264 (j)
EUR	1,546,000	Ziggo Bond Co. BV, 3.38%, due 2/28/2030	1,384,869 (j)
			43,169,643
Mining 0.2%
	$1,375,000	Anglo American Capital PLC, 6.00%, due 4/5/2054	1,354,423 (b)
	995,000	Arsenal AIC Parent LLC, 11.50%, due 10/1/2031	1,107,922 (b)
	200,000	Chinalco Capital Holdings Ltd., 2.13%, due 6/3/2026	186,055 (j)
		Corp. Nacional del Cobre de Chile
	2,890,000	3.15%, due 1/14/2030	2,498,726 (b)
	350,000	6.44%, due 1/26/2036	349,860 (b)
	200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	187,750 (b)
		First Quantum Minerals Ltd.
	400,000	9.38%, due 3/1/2029	413,270 (b)
	465,000	8.63%, due 6/1/2031	450,073 (b)
		FMG Resources August 2006 Pty. Ltd.
	990,000	4.50%, due 9/15/2027	933,661 (b)
	915,000	6.13%, due 4/15/2032	885,990 (b)
		Hudbay Minerals, Inc.
	1,315,000	4.50%, due 4/1/2026	1,271,796 (b)
	575,000	6.13%, due 4/1/2029	562,835 (b)
	214,000	Stillwater Mining Co., 4.00%, due 11/16/2026	190,828 (b)
			10,393,189
Miscellaneous Manufacturer 0.0%(n)
EUR	985,000	Ctec II GmbH, 5.25%, due 2/15/2030	934,528 (j)
	$840,000	Hillenbrand, Inc., 6.25%, due 2/15/2029	833,413
			1,767,941
Multi-National 0.0%(n)
	200,000	African Export-Import Bank, 2.63%, due 5/17/2026	186,000 (j)
	200,000	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/2027	188,500 (j)
	200,000	Central American Bank for Economic Integration, 5.00%, due 2/9/2026	197,761 (b)
		Corp. Andina de Fomento
	287,000	2.25%, due 2/8/2027	262,387
	94,000	6.00%, due 4/26/2027	95,011
	26,000	5.00%, due 1/24/2029	25,355
			955,014
Office - Business Equipment 0.0%(n)
	1,210,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	1,029,914
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Oil & Gas 1.0%
	$200,000	3R Lux SARL, 9.75%, due 2/5/2031	$210,296 (b)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	900,000	7.00%, due 11/1/2026	898,656 (b)
	950,000	8.25%, due 12/31/2028	969,347 (b)
	1,225,000	5.88%, due 6/30/2029	1,167,411 (b)
	905,000	Borr IHC Ltd./Borr Finance LLC, 10.38%, due 11/15/2030	939,868 (b)
EUR	4,000,000	BP Capital Markets PLC, 3.25%, due 3/22/2026	4,146,843 (j)(k)(l)
Civitas Resources, Inc.
	$860,000	8.38%, due 7/1/2028	897,138 (b)
	1,170,000	8.63%, due 11/1/2030	1,245,034 (b)
	705,000	8.75%, due 7/1/2031	747,823 (b)
Comstock Resources, Inc.
	2,827,000	6.75%, due 3/1/2029	2,691,620 (b)
	665,000	5.88%, due 1/15/2030	605,663 (b)
	400,000	Cosan Luxembourg SA, 7.25%, due 6/27/2031	401,338 (b)
Diamondback Energy, Inc.
	3,820,000	6.25%, due 3/15/2053	3,904,815
	3,015,000	5.75%, due 4/18/2054	2,878,296
Ecopetrol SA
	1,300,000	8.88%, due 1/13/2033	1,330,551
	1,215,000	5.88%, due 5/28/2045	861,780
	200,000	Geopark Ltd., 5.50%, due 1/17/2027	179,717 (j)
	545,000	Hilcorp Energy I LP/Hilcorp Finance Co., 8.38%, due 11/1/2033	584,626 (b)
	2,680,000	KazMunayGas National Co. JSC, 5.75%, due 4/19/2047	2,213,214 (b)
	420,000	Korea National Oil Corp., 1.75%, due 4/18/2025	404,462 (b)
	106,000	Leviathan Bond Ltd., 6.13%, due 6/30/2025	103,085 (j)
	817,000	Medco Bell Pte. Ltd., 6.38%, due 1/30/2027	793,358 (b)
	1,125,000	Nabors Industries, Inc., 9.13%, due 1/31/2030	1,160,082 (b)
	410,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	414,778 (b)
	1,580,000	Permian Resources Operating LLC, 7.00%, due 1/15/2032	1,610,675 (b)
	775,000	Pertamina Persero PT, 6.45%, due 5/30/2044	778,739 (b)
Petrobras Global Finance BV
	200,000	6.00%, due 1/27/2028	199,618
	1,675,000	6.50%, due 7/3/2033	1,652,739
Petroleos Mexicanos
	14,000	6.49%, due 1/23/2027	13,129
	287,000	6.50%, due 3/13/2027	268,792
	2,515,000	6.75%, due 9/21/2047	1,605,678
	1,875,000	6.35%, due 2/12/2048	1,158,269
	4,480,000	7.69%, due 1/23/2050	3,119,049
	600,000	QatarEnergy, 1.38%, due 9/12/2026	545,587 (j)
EUR	520,000	Repsol International Finance BV, 4.25%, due 9/11/2028	540,344 (j)(k)(l)
	$960,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	884,887 (b)
	200,000	SEPLAT Energy PLC, 7.75%, due 4/1/2026	193,000 (j)
Sinopec Group Overseas Development 2018 Ltd.
	200,000	2.15%, due 5/13/2025	192,824 (b)
	200,000	1.45%, due 1/8/2026	187,187 (b)
Sunoco LP
	185,000	7.00%, due 5/1/2029	187,883 (b)
	160,000	7.25%, due 5/1/2032	162,505 (b)
	214,000	Tengizchevroil Finance Co. International Ltd., 2.63%, due 8/15/2025	202,895 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Oil & Gas – cont'd
	$183,000	Tullow Oil PLC, 10.25%, due 5/15/2026	$178,283 (b)
EUR	700,000	Wintershall Dea Finance 2 BV, 3.00%, due 7/20/2028	650,257 (j)(k)(l)
	$392,000	YPF SA, 9.50%, due 1/17/2031	396,108 (b)
			44,478,249
Packaging & Containers 0.3%
	1,730,000	Berry Global, Inc., 5.63%, due 7/15/2027	1,687,193 (b)
EUR	403,000	Canpack SA/Canpack U.S. LLC, 2.38%, due 11/1/2027	396,793 (j)
EUR	400,000	Guala Closures SpA, 3.25%, due 6/15/2028	396,352 (j)
EUR	225,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	112,856 (j)
		Mauser Packaging Solutions Holding Co.
	$2,760,000	7.88%, due 4/15/2027	2,811,750 (b)
	1,635,000	9.25%, due 4/15/2027	1,602,260 (b)
	1,815,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	1,670,361 (b)
	110,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	102,058 (b)
	1,035,000	Trident TPI Holdings, Inc., 12.75%, due 12/31/2028	1,120,042 (b)
		Trivium Packaging Finance BV
	1,135,000	5.50%, due 8/15/2026	1,115,417 (b)
	930,000	8.50%, due 8/15/2027	920,944 (b)
			11,936,026
Pharmaceuticals 0.8%
	880,000	AbbVie, Inc., 3.85%, due 6/15/2024	877,748
EUR	2,800,000	Bayer AG, 5.38%, due 3/25/2082	2,773,253 (j)(k)
	$1,165,000	Bristol-Myers Squibb Co., (Secured Overnight Financing Rate + 0.49%), 5.84%, due 2/20/2026	1,169,122 (e)
		Cheplapharm Arzneimittel GmbH
EUR	997,000	4.38%, due 1/15/2028	1,022,039 (j)
EUR	843,000	7.50%, due 5/15/2030	942,833 (j)
	$11,740,000	CVS Health Corp., 5.05%, due 3/25/2048	10,014,166
		Grifols SA
EUR	1,304,000	1.63%, due 2/15/2025	1,356,650 (j)
EUR	455,000	3.88%, due 10/15/2028	383,359 (j)
		Gruenenthal GmbH
EUR	720,000	3.63%, due 11/15/2026	749,302 (j)
EUR	125,000	4.13%, due 5/15/2028	128,395 (j)
EUR	952,000	Nidda Healthcare Holding GmbH, 7.50%, due 8/21/2026	1,045,878 (j)
	$5,025,000	Pfizer Investment Enterprises Pte. Ltd., 5.34%, due 5/19/2063	4,609,742
		Teva Pharmaceutical Finance Netherlands II BV
EUR	250,000	1.88%, due 3/31/2027	246,113 (j)
EUR	2,793,000	1.63%, due 10/15/2028	2,595,353 (j)
EUR	4,231,000	4.38%, due 5/9/2030	4,310,558
			32,224,511
Pipelines 0.9%
	$2,570,000	Antero Midstream Partners LP/Antero Midstream Finance Corp., 6.63%, due 2/1/2032	2,562,254 (b)
	3,975,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	3,652,773 (b)
		DT Midstream, Inc.
	2,035,000	4.13%, due 6/15/2029	1,844,460 (b)
	785,000	4.38%, due 6/15/2031	696,889 (b)
	3,200,000	Enbridge, Inc., 8.25%, due 1/15/2084	3,275,206 (k)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Pipelines – cont'd
	$6,915,000	Energy Transfer LP, 5.95%, due 5/15/2054	$6,517,177
		EQM Midstream Partners LP
	685,000	6.00%, due 7/1/2025	683,856 (b)
	570,000	7.50%, due 6/1/2027	580,730 (b)
	630,000	7.50%, due 6/1/2030	660,600 (b)
		Genesis Energy LP/Genesis Energy Finance Corp.
	1,015,000	6.25%, due 5/15/2026	1,006,351
	965,000	7.75%, due 2/1/2028	964,783
		Harvest Midstream I LP
	1,975,000	7.50%, due 9/1/2028	1,980,412 (b)
	260,000	7.50%, due 5/15/2032	260,322 (b)(h)
	1,210,000	ITT Holdings LLC, 6.50%, due 8/1/2029	1,092,894 (b)
	3,740,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	3,430,582
		Kinetik Holdings LP
	1,365,000	6.63%, due 12/15/2028	1,371,571 (b)
	1,000,000	5.88%, due 6/15/2030	966,874 (b)
	840,000	New Fortress Energy, Inc., 6.50%, due 9/30/2026	803,262 (b)
		NGL Energy Operating LLC/NGL Energy Finance Corp.
	285,000	8.13%, due 2/15/2029	289,537 (b)
	305,000	8.38%, due 2/15/2032	309,926 (b)
	600,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	602,280 (j)
	812,000	Spectra Energy Partners LP, 3.50%, due 3/15/2025	796,116
		Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
	1,445,000	5.50%, due 1/15/2028	1,371,914 (b)
	1,585,000	6.00%, due 12/31/2030	1,490,953 (b)
	125,000	6.00%, due 9/1/2031	116,053 (b)
		Venture Global LNG, Inc.
	840,000	9.50%, due 2/1/2029	902,884 (b)
	860,000	8.38%, due 6/1/2031	882,543 (b)
	540,000	9.88%, due 2/1/2032	576,238 (b)
			39,689,440
Real Estate 0.1%
EUR	200,000	Aroundtown SA, 0.38%, due 4/15/2027	179,698 (j)
EUR	200,000	Balder Finland OYJ, 2.00%, due 1/18/2031	167,511 (j)
	$1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	81,563 (j)(o)
	1,120,000	Cushman & Wakefield U.S. Borrower LLC, 6.75%, due 5/15/2028	1,104,400 (b)
EUR	1,064,000	Fastighets AB Balder, 2.87%, due 6/2/2081	1,044,868 (j)(k)
EUR	100,000	Grand City Properties SA, 1.50%, due 3/11/2026	66,873 (j)(k)(l)
		Heimstaden Bostad AB
EUR	300,000	3.38%, due 1/15/2026	208,616 (j)(k)(l)
EUR	1,100,000	3.00%, due 10/29/2027	673,948 (j)(k)(l)
EUR	1,200,000	Heimstaden Bostad Treasury BV, 1.63%, due 10/13/2031	919,441 (j)
	$200,000	Longfor Group Holdings Ltd., 4.50%, due 1/16/2028	132,539 (j)
EUR	120,000	Samhallsbyggnadsbolaget i Norden AB, 2.63%, due 12/14/2025	31,691 (j)(k)(l)
			4,611,148
Real Estate Investment Trusts 0.4%
	$1,995,000	American Homes 4 Rent LP, 5.50%, due 2/1/2034	1,923,688
	425,000	Blackstone Mortgage Trust, Inc., 3.75%, due 1/15/2027	380,748 (b)
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	190,598 (j)
	$650,000	Iron Mountain Information Management Services, Inc., 5.00%, due 7/15/2032	576,081 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Real Estate Investment Trusts – cont'd
		Iron Mountain, Inc.
	$1,245,000	5.25%, due 3/15/2028	$1,191,226 (b)
	770,000	5.63%, due 7/15/2032	712,698 (b)
		MPT Operating Partnership LP/MPT Finance Corp.
	795,000	5.25%, due 8/1/2026	724,103
EUR	200,000	0.99%, due 10/15/2026	173,611
	$700,000	5.00%, due 10/15/2027	572,572
	1,095,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 5.88%, due 10/1/2028	1,059,752 (b)
		RHP Hotel Properties LP/RHP Finance Corp.
	460,000	4.75%, due 10/15/2027	437,155
	645,000	4.50%, due 2/15/2029	593,288 (b)
		RLJ Lodging Trust LP
	820,000	3.75%, due 7/1/2026	771,702 (b)
	620,000	4.00%, due 9/15/2029	537,725 (b)
		Simon Property Group LP
	1,219,000	2.00%, due 9/13/2024	1,202,899
	2,030,000	6.25%, due 1/15/2034	2,098,616
	600,000	Starwood Property Trust, Inc., 7.25%, due 4/1/2029	591,898 (b)
	200,000	Trust Fibra Uno, 5.25%, due 1/30/2026	192,887 (b)
EUR	2,500,000	Unibail-Rodamco-Westfield SE, 7.25%, due 7/3/2028	2,781,513 (j)(k)(l)
	$835,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	866,254 (b)
	890,000	XHR LP, 4.88%, due 6/1/2029	812,357 (b)
			18,391,371
Retail 0.5%
	670,000	1011778 BC ULC/New Red Finance, Inc., 4.38%, due 1/15/2028	623,074 (b)
EUR	610,000	Afflelou SAS, 4.25%, due 5/19/2026	642,855 (j)
	$215,000	Alsea SAB de CV, 7.75%, due 12/14/2026	217,264 (b)
		B&M European Value Retail SA
GBP	468,000	3.63%, due 7/15/2025	570,175 (j)
GBP	940,000	8.13%, due 11/15/2030	1,249,209 (j)
		Bath & Body Works, Inc.
	$1,380,000	6.63%, due 10/1/2030	1,378,970 (b)
	805,000	6.75%, due 7/1/2036	785,582
EUR	1,700,000	CECONOMY AG, 1.75%, due 6/24/2026	1,677,710 (j)
	$200,000	CK Hutchison International 23 Ltd., 4.75%, due 4/21/2028	194,996 (b)
	203,000	CK Hutchison International 24 Ltd., 5.38%, due 4/26/2029	202,431 (b)
GBP	551,000	Constellation Automotive Financing PLC, 4.88%, due 7/15/2027	564,534 (j)
		Dufry One BV
EUR	300,000	2.00%, due 2/15/2027	301,502 (j)
EUR	5,018,000	3.38%, due 4/15/2028	5,151,630 (j)
EUR	1,070,000	Eroski S Coop, 10.63%, due 4/30/2029	1,221,483 (j)
	$740,000	Lowe's Cos., Inc., 4.00%, due 4/15/2025	728,980
		Macy's Retail Holdings LLC
	310,000	5.88%, due 3/15/2030	295,489 (b)
	535,000	4.50%, due 12/15/2034	455,945
	355,000	5.13%, due 1/15/2042	298,835
EUR	220,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	183,078 (j)
	$315,000	Murphy Oil USA, Inc., 3.75%, due 2/15/2031	270,416 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Retail – cont'd
		PetSmart, Inc./PetSmart Finance Corp.
	$1,075,000	4.75%, due 2/15/2028	$992,062 (b)
	1,190,000	7.75%, due 2/15/2029	1,131,076 (b)
EUR	853,000	PEU Fin PLC, 7.25%, due 7/1/2028	932,687 (j)
	$925,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	925,356 (b)(m)
			20,995,339
Semiconductors 0.4%
	964,000	Analog Devices, Inc., (Secured Overnight Financing Rate Index + 0.25%), 5.61%, due 10/1/2024	963,977 (e)
	3,835,000	Intel Corp., 5.60%, due 2/21/2054	3,608,771
	7,731,000	Marvell Technology, Inc., 5.95%, due 9/15/2033	7,776,875
	3,920,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 5.00%, due 1/15/2033	3,717,802
		SK Hynix, Inc.
	200,000	6.25%, due 1/17/2026	200,938 (b)
	200,000	6.38%, due 1/17/2028	202,484 (b)
			16,470,847
Software 0.5%
	1,575,000	AthenaHealth Group, Inc., 6.50%, due 2/15/2030	1,417,889 (b)
	1,005,000	Cloud Software Group, Inc., 6.50%, due 3/31/2029	953,196 (b)
		Oracle Corp.
	1,360,000	3.40%, due 7/8/2024	1,353,525
	9,755,000	4.00%, due 11/15/2047	7,159,215
	6,975,000	3.95%, due 3/25/2051	4,982,962
	5,420,000	5.55%, due 2/6/2053	4,981,243
	2,115,000	UKG, Inc., 6.88%, due 2/1/2031	2,119,030 (b)
			22,967,060
Telecommunications 2.0%
EUR	439,000	Altice France Holding SA, 4.00%, due 2/15/2028	110,847 (j)
		Altice France SA
EUR	100,000	3.38%, due 1/15/2028	70,178 (j)
	$2,740,000	5.50%, due 1/15/2028	1,851,144 (b)
EUR	1,510,000	4.13%, due 1/15/2029	1,047,496 (j)
		AT&T, Inc.
	$1,308,000	(3 mo. USD Term SOFR + 1.44%), 6.76%, due 6/12/2024	1,309,465 (e)
	8,880,000	3.50%, due 9/15/2053	5,854,273
GBP	6,553,000	British Telecommunications PLC, 8.38%, due 12/20/2083	8,649,713 (j)(k)
	$740,000	C&W Senior Finance Ltd., 6.88%, due 9/15/2027	700,721 (b)
		CommScope, Inc.
	355,000	6.00%, due 3/1/2026	317,281 (b)
	325,000	4.75%, due 9/1/2029	226,688 (b)
EUR	809,000	eircom Finance DAC, 3.50%, due 5/15/2026	835,015 (j)
		Frontier Communications Holdings LLC
	$635,000	5.88%, due 10/15/2027	609,066 (b)
	1,010,000	5.00%, due 5/1/2028	929,188 (b)
	785,000	5.88%, due 11/1/2029	655,417
	610,000	8.75%, due 5/15/2030	621,059 (b)
		Iliad Holding SASU
	1,025,000	6.50%, due 10/15/2026	1,019,982 (b)
EUR	4,080,000	5.63%, due 10/15/2028	4,291,856 (j)
	$530,000	7.00%, due 10/15/2028	518,170 (b)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Telecommunications – cont'd
EUR	785,000	Koninklijke KPN NV, 6.00%, due 9/21/2027	$874,506 (j)(k)(l)
		Level 3 Financing, Inc.
	$85,000	10.50%, due 4/15/2029	84,826 (b)
	470,000	4.88%, due 6/15/2029	295,042 (b)
	770,189	11.00%, due 11/15/2029	785,977 (b)
	750,000	10.50%, due 5/15/2030	743,191 (b)
EUR	7,365,000	Lorca Telecom Bondco SA, 4.00%, due 9/18/2027	7,652,457 (j)
	$2,105,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	2,133,839 (b)
EUR	860,000	PLT VII Finance SARL, 4.63%, due 1/5/2026	912,160 (j)
	$2,867,000	Rogers Communications, Inc., 3.80%, due 3/15/2032	2,501,345
EUR	1,150,000	SES SA, 2.88%, due 5/27/2026	1,134,191 (j)(k)(l)
		Telecom Italia SpA
EUR	900,000	3.00%, due 9/30/2025	938,730 (j)
EUR	700,000	6.88%, due 2/15/2028	780,295 (j)
EUR	4,135,000	7.88%, due 7/31/2028	4,785,823 (j)
		Telefonica Europe BV
EUR	1,500,000	7.13%, due 8/23/2028	1,732,867 (j)(k)(l)
EUR	1,100,000	6.75%, due 6/7/2031	1,257,797 (j)(k)(l)
EUR	500,000	2.88%, due 6/24/2027	498,831 (j)(k)(l)
		T-Mobile USA, Inc.
	$580,000	3.50%, due 4/15/2025	567,882
	4,505,000	4.50%, due 4/15/2050	3,664,108
	8,955,000	3.40%, due 10/15/2052	5,916,583
		Verizon Communications, Inc.
	145,000	3.50%, due 11/1/2024	143,446
EUR	200,000	3.75%, due 2/28/2036	209,300
	$6,315,000	2.99%, due 10/30/2056	3,722,185
	250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	194,063 (j)
		Vodafone Group PLC
	9,495,000	4.88%, due 6/19/2049	8,042,100
GBP	677,000	4.88%, due 10/3/2078	827,504 (j)(k)
EUR	4,300,000	6.50%, due 8/30/2084	4,898,717 (j)(k)
EUR	700,000	Wp/ap Telecom Holdings III BV, 5.50%, due 1/15/2030	675,599 (j)
			85,590,923
Transportation 0.1%
GBP	1,442,000	Mobico Group PLC, 4.25%, due 11/26/2025	1,641,667 (j)(k)(l)
	$495,911	MV24 Capital BV, 6.75%, due 6/1/2034	456,205 (b)
	1,340,000	XPO, Inc., 7.13%, due 2/1/2032	1,347,775 (b)
			3,445,647
Trucking & Leasing 0.0%(n)
	1,027,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,021,055 (b)(k)
Water 0.1%
EUR	250,000	Thames Water Utilities Finance PLC, 4.38%, due 1/18/2031	230,196 (j)
		Veolia Environnement SA
EUR	3,000,000	5.99%, due 11/22/2028	3,337,349 (j)(k)(l)
EUR	200,000	2.50%, due 1/20/2029	192,083 (j)(k)(l)
			3,759,628
Total Corporate Bonds (Cost $1,352,463,461)			1,284,425,828
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value

Loan Assignments(e)0.0%(n)
Telecommunications 0.0%(n)
		GTT Communications, Inc.
	$245,234	Term Loan, (1 mo. USD Term SOFR + 1.10%), 6.42%, due 12/30/2027	$223,163
	203,125	Term Loan, (3 mo. USD Term SOFR + 9.10%), 14.41%, due 6/30/2028	142,949
	60,428	Lumen Technologies, Inc., Term Loan A, (1 mo. USD Term SOFR), due 6/1/2028	51,062 (f)(p)
			417,174
Utilities 0.0%(n)
	672,916	Nautilus Power LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.81%, due 11/16/2026	593,175
Total Loan Assignments (Cost $1,181,703)			1,010,349
Foreign Government Securities 3.5%
	224,000	Abu Dhabi Government International Bonds, 4.88%, due 4/30/2029	221,984 (j)
		Angolan Government International Bonds
	200,000	9.50%, due 11/12/2025	203,000 (j)
	200,000	8.25%, due 5/9/2028	188,128 (j)
	1,110,000	8.00%, due 11/26/2029	1,008,713 (b)
	1,465,000	8.75%, due 4/14/2032	1,323,188 (b)
	2,605,000	9.38%, due 5/8/2048	2,210,681 (b)
	1,750,000	9.13%, due 11/26/2049	1,453,813 (b)
		Argentine Republic Government International Bonds
	175,982	1.00%, due 7/9/2029	103,558
	365,940	0.75%, due 7/9/2030	211,700 (q)
	400,000	3.63%, due 7/9/2035	183,512 (q)
EUR	90,000	Autonomous Community of Madrid, 3.46%, due 4/30/2034	95,469 (j)
	$200,000	Bahamas Government International Bonds, 6.00%, due 11/21/2028	176,872 (j)
EUR	123,000	Bank Gospodarstwa Krajowego, 4.38%, due 3/13/2039	129,972 (j)
	$500,000	Bermuda Government International Bonds, 3.72%, due 1/25/2027	471,250 (j)
CLP	145,000,000	Bonos de la Tesoreria de la Republica en pesos, 4.70%, due 9/1/2030	141,775 (j)
		Brazil Government International Bonds
	$1,250,000	6.00%, due 10/20/2033	1,193,960
	800,000	7.13%, due 5/13/2054	764,157
		Brazil Notas do Tesouro Nacional
BRL	5,877,000	10.00%, due 1/1/2025	1,126,397
BRL	9,105,000	10.00%, due 1/1/2029	1,666,408
BRL	6,760,000	10.00%, due 1/1/2031	1,204,020
BRL	2,000,000	10.00%, due 1/1/2033	363,741
EUR	113,000	Bulgaria Government International Bonds, 4.88%, due 5/13/2036	127,837 (j)
EUR	380,000	Bundesobligation, 2.40%, due 10/19/2028	400,922 (j)
		Bundesrepublik Deutschland Bundesanleihe
EUR	177,000	0.50%, due 2/15/2028	174,270 (j)
EUR	121,000	0.00%, due 2/15/2030	111,697 (j)
EUR	40,566	0.00%, due 8/15/2031	36,119 (j)
EUR	761,218	0.00%, due 8/15/2031	677,933 (j)
EUR	295,000	0.00%, due 2/15/2032	259,220 (j)
EUR	85,000	4.75%, due 7/4/2034	107,769 (j)
EUR	136,900	2.50%, due 8/15/2046	140,213 (j)
		Colombia Government International Bonds
EUR	100,000	3.88%, due 3/22/2026	105,131
	$250,000	3.88%, due 4/25/2027	231,749
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
	$750,000	4.50%, due 3/15/2029	$672,305
	930,000	3.00%, due 1/30/2030	745,954
	1,500,000	3.25%, due 4/22/2032	1,126,874
	400,000	7.50%, due 2/2/2034	393,198
		Colombian TES
COP	2,083,500,000	6.00%, due 4/28/2028	462,752
COP	10,451,500,000	7.00%, due 6/30/2032	2,166,473
COP	7,220,600,000	7.25%, due 10/18/2034	1,455,953
		Dominican Republic International Bonds
	$350,000	8.63%, due 4/20/2027	359,940 (j)
	200,000	5.50%, due 2/22/2029	190,032 (j)
	1,395,000	7.05%, due 2/3/2031	1,408,947 (b)
	4,380,000	6.85%, due 1/27/2045	4,162,180 (b)
		Ecuador Government International Bonds
	1,020,000	6.00%, due 7/31/2030	716,165 (b)(q)
	1,400,000	3.50%, due 7/31/2035	766,788 (b)(q)
		Egypt Government International Bonds
EUR	100,000	4.75%, due 4/16/2026	98,182 (j)
	$300,000	7.60%, due 3/1/2029	269,244 (j)
	2,415,000	8.50%, due 1/31/2047	1,839,602 (b)
EGP	4,600,000	Egypt Treasury Bills, 24.32%, due 5/14/2024	95,356 (r)
		El Salvador Government International Bonds
	$65,000	6.38%, due 1/18/2027	57,502 (j)
	151,000	8.63%, due 2/28/2029	132,229 (j)
	160,000	0.25%, due 4/17/2030	4,433 (b)(o)
	160,000	9.25%, due 4/17/2030	142,942 (b)
	345,000	9.50%, due 7/15/2052	271,902 (b)
		European Union
EUR	434,000	0.00%, due 7/6/2026	433,172 (j)
EUR	230,000	2.00%, due 10/4/2027	237,260 (j)
EUR	115,000	2.88%, due 12/6/2027	122,049 (j)
EUR	100,000	1.63%, due 12/4/2029	99,301 (j)
EUR	54,000	3.13%, due 12/4/2030	58,046 (j)
EUR	104,000	3.25%, due 7/4/2034	112,303 (j)
EUR	126,000	3.00%, due 12/4/2034	132,924 (j)
EUR	158,000	2.75%, due 12/4/2037	159,372 (j)
EUR	153,000	3.38%, due 10/4/2038	164,777 (j)
EUR	69,000	4.00%, due 4/4/2044	79,936 (j)
EUR	54,000	3.25%, due 2/4/2050	56,418 (j)
EUR	5,000,000	Free State of Saxony, 3.38%, due 9/21/2026	5,349,722
		French Republic Government Bonds OAT
EUR	174,000	0.50%, due 5/25/2025	179,972 (j)
EUR	475,000	0.00%, due 2/25/2026	478,625 (j)
EUR	115,513	1.00%, due 5/25/2027	116,113 (j)
EUR	85,300	0.75%, due 2/25/2028	83,913 (j)
EUR	127,000	0.75%, due 5/25/2028	124,304 (j)
EUR	271,704	1.50%, due 5/25/2031	263,771 (j)
EUR	143,000	0.00%, due 11/25/2031	122,570 (j)
EUR	366,503	2.00%, due 11/25/2032	362,159 (j)
EUR	447,142	1.25%, due 5/25/2038	369,162 (j)
EUR	50,000	1.50%, due 5/25/2050	35,778 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
EUR	47,300	1.75%, due 5/25/2066	$32,750 (j)
	$200,000	Ghana Government International Bonds, 6.38%, due 2/11/2027	95,938 (j)(o)
		Guatemala Government Bonds
	200,000	5.25%, due 8/10/2029	188,353 (j)
	2,095,000	3.70%, due 10/7/2033	1,657,803 (b)
		Hellenic Republic Government Bonds
EUR	150,000	3.38%, due 6/15/2034	157,430 (j)
EUR	346,000	4.38%, due 7/18/2038	389,953 (j)
		Hungary Government Bonds
HUF	119,010,000	6.75%, due 10/22/2028	318,473
HUF	2,030,740,000	3.25%, due 10/22/2031	4,303,746
EUR	81,000	Hungary Government International Bonds, 5.00%, due 2/22/2027	88,820 (j)
EUR	100,000	Iceland Government International Bonds, 3.50%, due 3/21/2034	107,058 (j)
		Indonesia Government International Bonds
EUR	100,000	1.75%, due 4/24/2025	104,169
	$4,000,000	4.63%, due 4/15/2043	3,529,311 (b)
		Indonesia Treasury Bonds
IDR	8,217,000,000	6.13%, due 5/15/2028	485,500
IDR	54,478,000,000	8.25%, due 5/15/2029	3,495,802
IDR	26,460,000,000	7.00%, due 9/15/2030	1,608,821
IDR	23,174,000,000	7.00%, due 2/15/2033	1,417,391
EUR	50,000	Ireland Government Bonds, 3.00%, due 10/18/2043	52,121 (j)
		Italy Buoni Poliennali Del Tesoro
EUR	464,000	1.75%, due 5/30/2024	494,295 (j)
EUR	733,000	1.45%, due 11/15/2024	773,332 (j)
EUR	473,000	3.40%, due 3/28/2025	503,675 (j)
EUR	162,045	1.40%, due 5/26/2025	170,977 (j)(s)
EUR	224,000	1.85%, due 7/1/2025	234,525 (j)
EUR	423,000	0.00%, due 4/1/2026	422,977 (j)
EUR	174,098	0.55%, due 5/21/2026	179,752 (j)(s)
EUR	88,000	1.60%, due 6/1/2026	90,524 (j)
EUR	173,000	0.00%, due 8/1/2026	171,104 (j)
EUR	113,220	2.00%, due 3/14/2028	119,895 (j)(s)
EUR	209,000	1.45%, due 3/1/2036	170,072 (j)
EUR	53,000	4.00%, due 2/1/2037	56,731 (j)
		Ivory Coast Government International Bonds
EUR	800,000	5.25%, due 3/22/2030	776,854 (j)
EUR	100,000	5.88%, due 10/17/2031	96,368 (j)
	$204,039	5.75%, due 12/31/2032	189,205 (j)
	3,715,000	6.13%, due 6/15/2033	3,214,515 (b)
	400,000	8.25%, due 1/30/2037	382,160 (b)
EUR	100,000	Kazakhstan Government International Bonds, 0.60%, due 9/30/2026	99,101 (j)
		Kingdom of Belgium Government Bonds
EUR	172,097	1.45%, due 6/22/2037	149,695 (j)
EUR	63,778	0.40%, due 6/22/2040	43,187 (j)
EUR	133,000	3.50%, due 6/22/2055	140,706 (j)
EUR	112,000	Kommunekredit, 0.88%, due 11/3/2036	91,119 (j)
	$200,000	Korea Electric Power Corp., 5.38%, due 7/31/2026	199,295 (b)
	400,000	Korea Housing Finance Corp., 4.63%, due 2/24/2028	391,915 (b)
	200,000	Korea Hydro & Nuclear Power Co. Ltd., 5.00%, due 7/18/2028	196,862 (b)
EUR	200,000	Lithuania Government International Bonds, 3.50%, due 2/13/2034	208,627 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Mexico Bonos
MXN	30,841,000	8.50%, due 5/31/2029	$1,688,313
MXN	56,380,000	7.75%, due 5/29/2031	2,915,176
MXN	153,500,000	7.50%, due 5/26/2033	7,638,016
		Mexico Government International Bonds
	$4,140,000	3.50%, due 2/12/2034	3,314,595
	3,500,000	6.00%, due 5/7/2036	3,369,747
	4,130,000	4.40%, due 2/12/2052	2,968,176
	400,000	6.40%, due 5/7/2054	376,038
	400,000	MFB Magyar Fejlesztesi Bank Zrt, 6.50%, due 6/29/2028	402,000 (j)
		Mongolia Government International Bonds
	980,000	5.13%, due 4/7/2026	943,718 (b)
	200,000	8.65%, due 1/19/2028	205,601 (j)
		Netherlands Government Bonds
EUR	263,397	0.00%, due 7/15/2030	237,471 (j)
EUR	255,658	0.00%, due 7/15/2031	224,271 (j)
EUR	350,633	4.00%, due 1/15/2037	415,190 (j)
	$200,000	Nigeria Government International Bonds, 8.38%, due 3/24/2029	189,032 (j)
	2,635,000	Oman Government International Bonds, 7.00%, due 1/25/2051	2,685,054 (b)
		Panama Government International Bonds
	100,000	8.88%, due 9/30/2027	105,800
	160,000	9.38%, due 4/1/2029	174,314
	1,675,000	2.25%, due 9/29/2032	1,157,093
	2,330,000	3.30%, due 1/19/2033	1,735,250
		Paraguay Government International Bonds
	1,615,000	4.95%, due 4/28/2031	1,514,870 (b)
	1,675,000	3.85%, due 6/28/2033	1,413,281 (b)
PEN	21,990,000	Peru Government Bonds, 6.15%, due 8/12/2032	5,511,681
PEN	9,208,000	Peruvian Government International Bonds, 6.90%, due 8/12/2037	2,319,617 (j)
		Portugal Obrigacoes do Tesouro OT
EUR	82,000	1.95%, due 6/15/2029	83,940 (j)
EUR	253,000	1.65%, due 7/16/2032	243,731 (j)
	$135,721	Provincia de Cordoba, 6.88%, due 12/10/2025	123,516 (j)
	1,270,000	Qatar Government International Bonds, 4.40%, due 4/16/2050	1,052,091 (b)
EUR	353,000	Republic of Austria Government Bonds, 0.90%, due 2/20/2032	324,953 (j)
		Republic of Poland Government Bonds
PLN	6,452,000	7.50%, due 7/25/2028	1,703,386
PLN	14,657,000	6.00%, due 10/25/2033	3,683,027
	$95,000	Republic of Poland Government International Bonds, 4.63%, due 3/18/2029	92,235
		Republic of South Africa Government Bonds
ZAR	48,062,846	8.00%, due 1/31/2030	2,264,575
ZAR	33,980,035	8.25%, due 3/31/2032	1,501,197
ZAR	9,479,631	8.50%, due 1/31/2037	375,785
		Republic of South Africa Government International Bonds
	$1,680,000	5.65%, due 9/27/2047	1,187,592
	880,000	5.75%, due 9/30/2049	621,104
		Romania Government Bonds
RON	13,250,000	4.85%, due 7/25/2029	2,629,491
RON	21,975,000	8.25%, due 9/29/2032	5,088,513
		Romania Government International Bonds
	$234,000	3.00%, due 2/27/2027	215,622 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
EUR	166,000	2.88%, due 5/26/2028	$165,636 (j)
EUR	100,000	5.50%, due 9/18/2028	108,946 (j)
EUR	200,000	5.50%, due 9/18/2028	217,892 (j)
EUR	437,000	6.63%, due 9/27/2029	500,598 (j)
EUR	147,000	3.62%, due 5/26/2030	143,626 (j)
	$3,210,000	3.00%, due 2/14/2031	2,620,451 (j)
EUR	140,000	5.38%, due 3/22/2031	148,194 (j)
	$1,280,000	3.63%, due 3/27/2032	1,058,560 (b)
EUR	300,000	6.38%, due 9/18/2033	335,512 (j)
EUR	87,000	3.88%, due 10/29/2035	77,991 (j)
EUR	154,000	5.63%, due 2/22/2036	161,718 (j)
	$1,370,000	4.00%, due 2/14/2051	914,352 (b)
	2,666,000	4.00%, due 2/14/2051	1,780,333 (j)
		Saudi Government International Bonds
	3,995,000	3.25%, due 11/17/2051	2,502,468 (b)
	1,095,000	3.75%, due 1/21/2055	739,125 (b)
EUR	140,000	Senegal Government International Bonds, 4.75%, due 3/13/2028	136,329 (j)
		Serbia International Bonds
EUR	350,000	3.13%, due 5/15/2027	356,501 (j)
EUR	200,000	1.00%, due 9/23/2028	179,023 (j)
		Slovakia Government Bonds
EUR	115,000	3.75%, due 3/6/2034	122,136 (j)
EUR	210,000	3.75%, due 2/23/2035	222,891 (j)
		Spain Government Bonds
EUR	206,000	2.75%, due 10/31/2024	218,713 (j)
EUR	328,000	1.45%, due 10/31/2027	331,368 (j)
EUR	130,000	3.15%, due 4/30/2033	137,303 (j)
EUR	445,000	3.55%, due 10/31/2033	483,230 (j)
EUR	66,000	3.25%, due 4/30/2034	69,709 (j)
EUR	66,000	0.85%, due 7/30/2037	50,370 (j)
EUR	430,000	0.85%, due 7/30/2037	328,166 (j)
EUR	29,000	1.00%, due 7/30/2042	19,900 (j)
	$200,000	Sri Lanka Government International Bonds, 6.35%, due 6/28/2024	112,528 (j)(o)
	200,000	Turkiye Government International Bonds, 9.38%, due 3/14/2029	216,500
	200,000	Turkiye Ihracat Kredi Bankasi AS, 9.00%, due 1/28/2027	207,742 (b)
		Ukraine Government International Bonds
	200,000	8.99%, due 2/1/2026	63,387 (j)(o)
	4,040,000	7.25%, due 3/15/2035	995,529 (b)
GBP	137,657	United Kingdom Gilt, 4.00%, due 10/22/2063	150,199 (j)
	$1,230,000	Uruguay Government International Bonds, 5.10%, due 6/18/2050	1,118,685
	1,295,300	Venezuela Government International Bonds, 8.25%, due 10/13/2024	228,908 (j)(o)
Total Foreign Government Securities (Cost $170,788,462)			151,016,246

Convertible Bonds 0.0%(n)
Media 0.0%(n)
	610,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $585,078)	372,099
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Municipal Notes 0.7%
California 0.2%
$1,370,000	Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds), Series 2010-S1, 7.04%, due 4/1/2050	$1,569,683
1,370,000	California State General Obligation (Build America Bonds), Series 2010, 7.63%, due 3/1/2040	1,603,678
2,055,000	California State University Refunding Revenue, Series 2020-B, 2.98%, due 11/1/2051	1,342,532
2,120,000	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue Refunding, Series 2019-A, (AGM Insured), 3.92%, due 1/15/2053	1,613,443
1,105,000	Los Angeles Community College District General Obligation (Build America Bonds), Series 2010, 6.75%, due 8/1/2049	1,249,404
1,710,000	University of California Regents Medical Center Pooled Revenue, Series 2020-N, 3.01%, due 5/15/2050	1,118,050
		8,496,790
Massachusetts 0.0%(n)
1,060,000	Massachusetts State Education Financing Authority Revenue Refunding, Series 2018-A, 4.08%, due 7/1/2027	1,025,289
Michigan 0.0%(n)
1,770,000	Michigan Finance Authority Hospital Revenue Refunding (Trinity Health Credit Group), Series 2019-T, 3.38%, due 12/1/2040	1,384,029
Nevada 0.0%(n)
2,055,000	Clark County Nevada General Obligation (Las Vegas Convention & Visitors Authority), Series 2019-D, 3.23%, due 7/1/2044	1,469,419
New Jersey 0.0%(n)
695,000	Atlantic City General Obligation Refunding, Series 2018, 4.29%, due 9/1/2026	674,910
545,000	New Jersey State Housing & Mortgage Finance Agency Revenue Refunding (Single Family Housing), Series 2018-BB, 3.80%, due 10/1/2032	523,763
		1,198,673
New York 0.1%
2,740,000	New York State Dormitory Authority Revenue Non State Supported Debt Refunding (New York University), Series 2020-B, 2.69%, due 7/1/2040	2,002,437
Ohio 0.2%
2,055,000	Highland Local School District General Obligation Refunding, Series 2020, 3.19%, due 12/1/2049	1,433,705
2,055,000	JobsOhio Beverage Systems Statewide Liquor Profits Revenue Refunding, Series 2020-A, 2.83%, due 1/1/2038	1,595,052
2,230,000	Ohio State Turnpike Commission Junior Lien Revenue Refunding (Infrastructure Project), Series 2020-A, 3.22%, due 2/15/2048	1,619,979
2,055,000	Ohio University General Receipt Athens Refunding Revenue, Series 2020, 2.91%, due 12/1/2043	1,469,764
		6,118,500
Pennsylvania 0.1%
2,055,000	Commonwealth Financing Authority Revenue Refunding, Series 2020-C, 3.53%, due 6/1/2042	1,604,105
Texas 0.1%
2,125,000	Central Texas Turnpike System First Tier Revenue Refunding, Series 2020-C, 3.03%, due 8/15/2041	1,535,659
1,710,000	Dallas Area Rapid Transit Sales Tax Revenue Refunding, Series 2020-C, 2.82%, due 12/1/2042	1,226,025
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Principal Amount(a)		Value

Texas – cont'd
$2,055,000	Grand Parkway Transportation Corp. System Subordinated Tier Toll Revenue Refunding, Series 2020-B, 3.24%, due 10/1/2052	$1,420,092
1,410,000	Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Refunding (North Tarrant Express Managed Lanes Project), Series 2019-B, 3.92%, due 12/31/2049	1,109,172
		5,290,948
Utah 0.0%(n)
2,055,000	Utah State Transit Authority Sales Tax Revenue Refunding, Series 2020, 2.77%, due 12/15/2038	1,532,242

Total Municipal Notes (Cost $41,173,752)		30,122,432
Number of Shares

Closed-End Funds 0.0%(n)
Investment Companies 0.0%(n)(t)
116,041	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $268,836)	83,229
Exchange-Traded Funds 2.4%
394,254	iShares iBoxx $ High Yield Corporate Bond ETF	30,077,638
397,782	iShares iBoxx $ Investment Grade Corporate Bond ETF	41,763,132
1,363,017	SPDR Portfolio High Yield Bond ETF	31,417,542
Total Exchange-Traded Funds (Cost $101,100,088)		103,258,312

Short-Term Investments 2.2%
Investment Companies 2.2%
93,766,158	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.25%(u) (Cost $93,766,158)	93,766,158
Total Investments 115.6% (Cost $5,153,323,774)		4,933,455,685
Liabilities Less Other Assets (15.6)%		(666,176,959)(v)
Net Assets 100.0%		$4,267,278,726

(a)	Principal amount is stated in the currency in which the security is denominated.
(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2024, these securities amounted to $1,457,459,683, which represents 34.2% of net assets of the Fund.

(c)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30,
2024.

(d)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(e)	Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2024 and changes periodically.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
(f)	All or a portion of this security was purchased on a delayed delivery basis.
(g)
Security fair valued as of April 30, 2024 in accordance with procedures approved by the valuation designee.
Total value of all such securities at April 30, 2024 amounted to $8,715,718, which represents 0.2% of net assets of the Fund.

(h)	When-issued security. Total value of all such securities at April 30, 2024 amounted to $11,555,890, which represents 0.3% of net assets of the Fund.
(i)
TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities
(excluding forward sales contracts, if any) at April 30, 2024 amounted to $646,793,911, which represents
15.2% of net assets of the Fund.

(j)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2024 amounted to $298,857,457, which represents 7.0% of net assets of the
Fund.

(k)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(l)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(m)	Payment-in-kind (PIK) security.
(n)	Represents less than 0.05% of net assets of the Fund.
(o)	Defaulted security.
(p)	All or a portion of this security had not settled as of April 30, 2024 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(q)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
April 30, 2024.

(r)	Rate shown was the discount rate at the date of purchase.
(s)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(t)	Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note A of the Notes to Financial Statements).
(u)	Represents 7-day effective yield as of April 30, 2024.
(v)	Includes the impact of the Fund’s open positions in derivatives at April 30, 2024.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$3,963,809,143	92.9%
Cayman Islands	153,157,469	3.6%
United Kingdom	131,454,427	3.1%
France	59,274,593	1.4%
Germany	53,107,730	1.2%
Mexico	37,462,825	0.9%
Canada	36,532,863	0.9%
Spain	35,002,582	0.8%
Australia	34,620,586	0.8%
Italy	24,741,163	0.6%
Netherlands	24,526,279	0.6%
Sweden	23,996,361	0.6%
Switzerland	23,397,626	0.5%
Brazil	20,234,628	0.5%
Romania	16,167,435	0.4%
Bermuda	13,099,331	0.3%
Indonesia	12,401,789	0.3%
Colombia	11,150,438	0.3%
Ireland	8,720,601	0.2%
South Africa	8,088,178	0.2%
Peru	8,064,066	0.2%
Luxembourg	7,258,037	0.2%
Israel	7,255,109	0.2%
Finland	7,253,666	0.2%
Angola	6,387,523	0.2%
Dominican Republic	6,121,099	0.1%
Poland	6,005,413	0.1%
Japan	5,644,839	0.1%
China	5,350,475	0.1%
Jersey	5,318,554	0.1%
Denmark	5,130,491	0.1%
Hungary	5,113,039	0.1%
Oman	4,818,893	0.1%
Chile	4,314,406	0.1%
Cote D'Ivoire	4,276,942	0.1%
Belgium	4,268,462	0.1%
Panama	3,873,178	0.1%
Saudi Arabia	3,241,593	0.1%
Paraguay	2,928,151	0.1%
Austria	2,802,749	0.1%
Kazakhstan	2,713,210	0.1%
Ukraine	2,711,479	0.1%
Supranational	2,610,572	0.1%
United Arab Emirates	2,427,550	0.1%
Hong Kong	2,317,633	0.1%
Egypt	2,302,384	0.1%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
POSITIONS BY COUNTRY (cont’d)
Country	Investments at Value	Percentage of Net Assets
Portugal	$2,212,134	0.1%
Korea	2,163,568	0.1%
Other countries, each representing less than 0.05% of net assets of the Fund	23,858,265	0.0%
Short-Term Investments and Other Liabilities—Net	(572,410,801)	(13.4)%
	$4,267,278,726	100.0%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At April 30, 2024, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	52	Euro-Bobl	$6,461,216	$(56,652)
6/2024	66	Euro-BTP	8,240,218	(32,692)
6/2024	7	Euro-Buxl Bond, 30 Year	963,084	(24,155)
6/2024	25	Euro-Schatz	2,804,336	(11,925)
6/2024	376	Government of Canada Bond, 2 Year	28,005,056	(158,160)
6/2024	120	Long Gilt	14,361,830	(306,279)
6/2024	4,003	U.S. Treasury Note, 10 Year	430,072,313	(10,592,867)
6/2024	2,594	U.S. Treasury Note, 2 Year	525,690,313	(2,701,831)
6/2024	5,281	U.S. Treasury Note, 5 Year	553,143,495	(11,114,876)
12/2024	200	ICE SONIA Index, 3 Months	59,394,243	(145,805)
6/2025	334	ICE SONIA Index, 3 Months	99,485,748	(76,231)
Total Long Positions			$1,728,621,852	$(25,221,473)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2024	223	Euro-Bobl	$(27,708,678)	$301,505
6/2024	133	Euro-Bund	(18,463,253)	295,545
6/2024	12	Euro-Oat	(1,606,820)	22,002
6/2024	180	Euro-Schatz	(20,191,221)	161,924
6/2024	117	Long Gilt	(14,002,784)	336,895
6/2024	802	U.S. Treasury Long Bond	(91,277,625)	3,436,168
6/2024	297	U.S. Treasury Note, Ultra 10 Year	(32,734,969)	30,207
6/2024	2,544	U.S. Treasury Ultra Bond	(304,167,000)	16,242,097
Total Short Positions			$(510,152,350)	$20,826,343
Total Futures				$(4,395,130)
At April 30, 2024, the Fund had $14,137,758 deposited in a segregated account to cover margin requirements on open futures.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had futures outstanding was $1,127,024,435 for long positions and $(716,440,763) for short positions.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Forward foreign currency contracts ("forward FX contracts")
At April 30, 2024, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	489,421	USD	93,608	GSI	6/4/2024	$387
BRL	2,841,293	USD	542,800	JPM	6/4/2024	2,884
USD	1,208,625	BRL	6,049,470	GSI	6/3/2024	46,662
USD	562,506	BRL	2,871,485	GSI	6/3/2024	10,960
CLP	6,307,900,500	USD	6,465,000	CITI	5/8/2024	104,752
CLP	611,612,721	USD	630,404	GSI	5/16/2024	6,532
USD	800,070	CLP	752,486,909	GSI	5/16/2024	16,428
USD	2,524,787	CNH	18,027,285	CITI	5/20/2024	38,033
USD	421,862	CNH	3,052,051	SCB	6/20/2024	213
COP	5,460,338,654	USD	1,386,619	CITI	5/2/2024	5,259
COP	2,997,309,661	USD	760,771	GSI	5/16/2024	1,638
USD	1,409,687	COP	5,460,338,654	CITI	5/2/2024	17,809
DKK	6,278,370	USD	901,235	CITI	7/18/2024	814
EUR	1,240,162	PLN	5,311,488	GSI	6/20/2024	17,413
EUR	465,906	PLN	2,008,843	GSI	6/20/2024	3,237
EUR	613,081	USD	651,356	CITI	5/3/2024	2,924
EUR	102,951	USD	109,794	GSI	5/3/2024	75
EUR	509,746	USD	542,710	JPM	5/3/2024	1,291
EUR	332,098	USD	353,695	JPM	5/3/2024	720
EUR	7,403,437	USD	7,922,418	CITI	7/18/2024	4,329
EUR	1,212,535	USD	1,297,534	CITI	7/18/2024	709
EUR	2,645,517	USD	2,824,827	GSI	7/18/2024	7,687
USD	2,770,003	EUR	2,576,765	SCB	5/2/2024	20,079
USD	884,206	EUR	820,406	CITI	5/3/2024	8,668
USD	393,304	EUR	365,671	CITI	5/3/2024	3,060
USD	192,407	EUR	177,568	CITI	5/3/2024	2,906
USD	268,952	EUR	251,939	CITI	5/3/2024	82
USD	122,701	EUR	114,931	CITI	5/3/2024	46
USD	336,890	EUR	310,066	GSI	5/3/2024	5,988
USD	592,311	EUR	554,332	GSI	5/3/2024	728
USD	1,123,055	EUR	1,044,767	JPM	5/3/2024	8,079
USD	113,306	EUR	104,940	JPM	5/3/2024	1,314
USD	22,460,365	EUR	20,815,000	CITI	5/8/2024	242,260
USD	5,341,840	EUR	4,998,900	CITI	5/30/2024	1,283
USD	2,760,906	EUR	2,576,765	SCB	6/4/2024	7,465
USD	1,920,978	EUR	1,794,859	JPM	6/5/2024	2,969
USD	83,193,088	EUR	77,118,545	CITI	7/18/2024	623,438
GBP	720,245	USD	898,622	GSI	7/18/2024	1,741
USD	22,470,272	GBP	17,897,353	CITI	7/18/2024	97,173
HUF	287,267,417	EUR	716,443	CITI	5/13/2024	17,873
HUF	252,875,924	EUR	638,785	CITI	5/13/2024	7,070
HUF	73,566,460	EUR	185,216	CITI	5/13/2024	2,717
HUF	40,816,154	EUR	102,927	JPM	5/13/2024	1,331
HUF	41,538,000	USD	111,963	CITI	7/18/2024	883
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	8,575,173	JPY	1,300,946,396	CITI	7/18/2024	$229,742
USD	344,165	KRW	462,017,184	JPM	6/20/2024	10,034
USD	540,509	KRW	745,318,462	JPM	6/20/2024	1,494
USD	279,666	MXN	4,701,129	GSI	6/20/2024	7,329
USD	139,235	MXN	2,391,723	MS	6/20/2024	682
USD	14,955,786	MXN	251,611,831	CITI	7/18/2024	444,322
USD	781,609	MYR	3,677,207	GSI	6/20/2024	12,269
USD	566,462	MYR	2,680,995	GSI	6/20/2024	5,548
USD	137,536	PEN	507,912	GSI	7/12/2024	2,726
PLN	3,771,158	EUR	862,979	CITI	6/20/2024	6,389
PLN	3,771,157	EUR	866,513	CITI	6/20/2024	2,609
THB	1,976,049	USD	53,485	JPM	6/20/2024	37
USD	1,904,340	THB	67,844,415	CITI	6/20/2024	66,764
USD	546,718	THB	19,555,716	CITI	6/20/2024	17,048
USD	322,673	THB	11,591,330	CITI	6/20/2024	8,720
USD	274,483	THB	9,852,285	GSI	6/20/2024	7,632
TRY	8,852,239	USD	191,644	CITI	3/24/2025	4,587
TRY	7,117,210	USD	151,562	GSI	3/24/2025	6,208
TRY	7,117,075	USD	152,990	GSI	3/24/2025	4,778
USD	779,764	TWD	24,876,019	GSI	6/25/2024	16,766
HUF	252,875,924	EUR	638,890	CITI	5/13/2024	6,957
USD	669,548	ZAR	12,594,706	CITI	6/20/2024	2,962
USD	576,808	ZAR	10,862,286	CITI	6/20/2024	1,912
ZAR	2,759,226	USD	143,650	GSI	6/20/2024	2,385
ZAR	11,930,956	USD	624,010	JPM	6/20/2024	7,448
Total unrealized appreciation						$2,225,257
BRL	32,782,076	USD	6,465,000	CITI	5/8/2024	(155,633)
BRL	5,845,694	USD	1,173,481	BCB	5/23/2024	(49,748)
BRL	7,978,064	USD	1,607,994	BCB	5/23/2024	(74,351)
BRL	1,068,430	USD	212,451	HSBC	5/23/2024	(7,064)
BRL	4,002,009	USD	798,406	MS	5/23/2024	(29,089)
BRL	1,572,400	USD	306,759	GSI	6/4/2024	(4,772)
BRL	2,269,641	USD	436,831	MS	6/4/2024	(935)
USD	406,413	BRL	2,129,749	GSI	6/3/2024	(2,663)
USD	644,699	BRL	3,384,993	MS	6/3/2024	(5,480)
CNH	748,830	USD	103,748	CITI	6/20/2024	(295)
COP	4,515,795,149	USD	1,165,836	CITI	5/2/2024	(14,728)
COP	944,543,505	USD	243,851	GSI	5/2/2024	(3,081)
COP	2,427,793,011	USD	640,469	BCB	5/16/2024	(22,924)
COP	2,860,169,018	USD	737,727	CITI	5/16/2024	(10,201)
USD	1,134,357	COP	4,515,795,149	CITI	5/2/2024	(16,751)
USD	236,291	COP	944,543,505	GSI	5/2/2024	(4,480)
USD	1,365,091	COP	5,460,338,654	CITI	8/2/2024	(7,357)
EUR	772,696	CZK	19,563,645	CITI	6/20/2024	(3,963)
EUR	1,285,031	CZK	32,630,348	CITI	6/20/2024	(10,624)
EUR	722,381	HUF	286,879,162	HSBC	5/13/2024	(10,475)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
EUR	727,451	HUF	288,561,577	JPM	5/13/2024	$(9,647)
EUR	516,908	HUF	204,915,336	MS	5/13/2024	(6,503)
EUR	51,189	PLN	222,187	CITI	6/20/2024	(8)
EUR	126,778	RON	633,764	CITI	7/18/2024	(25)
EUR	2,576,765	USD	2,757,290	SCB	5/2/2024	(7,365)
EUR	208,922	USD	223,206	CITI	5/3/2024	(245)
EUR	138,987	USD	149,796	CITI	5/3/2024	(1,469)
EUR	130,511	USD	141,239	CITI	5/3/2024	(1,958)
EUR	261,023	USD	282,952	CITI	5/3/2024	(4,388)
EUR	104,913	USD	113,575	GSI	5/3/2024	(1,612)
EUR	1,794,859	USD	1,918,461	JPM	5/3/2024	(2,986)
USD	320,739	EUR	301,645	CITI	5/3/2024	(1,177)
USD	160,733	EUR	150,826	JPM	5/3/2024	(229)
USD	1,787,383	EUR	1,670,583	CITI	7/18/2024	(1,285)
USD	64,314,118	EUR	60,111,394	CITI	7/18/2024	(46,235)
GBP	2,065,395	USD	2,581,988	CITI	7/18/2024	(82)
USD	4,037,575	GBP	3,231,371	CITI	7/18/2024	(1,893)
USD	28,865,383	GBP	23,100,393	CITI	7/18/2024	(11,926)
HUF	2,239,117,500	USD	6,117,843	JPM	5/8/2024	(14,862)
IDR	9,329,257,040	USD	597,799	GSI	6/20/2024	(24,858)
INR	187,403,936	USD	2,246,242	GSI	7/12/2024	(7,209)
JPY	1,359,000,000	USD	8,998,653	JPM	5/8/2024	(374,185)
KRW	2,558,899,170	USD	1,964,893	CITI	6/20/2024	(114,295)
KRW	450,130,164	USD	340,417	JPM	6/20/2024	(14,883)
USD	1,291,342	KRW	1,792,070,161	GSI	6/20/2024	(4,684)
MXN	20,778,809	USD	1,218,082	BCB	6/20/2024	(14,363)
MXN	1,314,895	USD	76,262	GSI	6/20/2024	(90)
MXN	2,393,255	USD	142,696	GSI	6/20/2024	(4,054)
MXN	3,541,429	USD	207,389	MS	6/20/2024	(2,233)
MYR	6,356,095	USD	1,365,434	BCB	6/20/2024	(35,621)
PEN	262,879	USD	71,411	CITI	7/12/2024	(1,638)
PLN	4,324,818	EUR	1,005,660	BCB	6/20/2024	(9,765)
PLN	3,995,457	EUR	922,062	GSI	6/20/2024	(1,525)
RON	390,067	EUR	78,116	JPM	7/18/2024	(78)
THB	19,442,024	USD	553,355	CITI	6/20/2024	(26,765)
TRY	76,287,315	USD	1,818,530	GSI	1/9/2025	(15,484)
TWD	24,876,019	USD	771,366	CITI	6/25/2024	(8,368)
USD	794,207	ZAR	15,079,975	GSI	6/20/2024	(3,915)
USD	729,403	ZAR	13,909,443	MS	6/20/2024	(6,768)
ZAR	11,091,240	USD	594,179	BCB	6/20/2024	(7,164)
ZAR	27,171,260	USD	1,444,093	CITI	6/20/2024	(6,028)
ZAR	14,714,140	USD	788,347	GSI	6/20/2024	(9,587)
Total unrealized depreciation						$(1,242,069)
Total net unrealized appreciation						$983,188
For the six months ended April 30, 2024, the average notional value for the months where the Fund had forward FX contracts outstanding was $401,343,917.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Bond forward contracts ("bond forwards")
At April 30, 2024, bond forwards for the Fund were as follows:
Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	$3,500,000	10/15/2025	$(3,161)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	3,250,000	04/15/2026	(11,215)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	4,500,000	10/15/2026	(28,143)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.63%	7,200,000	10/15/2027	(76,812)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.88%	8,500,000	01/15/2029	(136,334)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	1,285,000	01/15/2030	(19,851)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	6,000,000	01/15/2032	(115,398)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.13%	7,750,000	01/15/2033	(206,269)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.75%	2,300,000	02/15/2042	(75,278)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.00%	2,450,000	02/15/2048	(96,179)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.50%	3,300,000	02/15/2053	(167,996)
Total net unrealized depreciation				$(936,636)
For the six months ended April 30, 2024, the average notional value for the months where the Fund had bond forwards outstanding was $49,927,857.
Credit default swap contracts ("credit default swaps")
At April 30, 2024, the Fund had outstanding credit default swaps as follows:
Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	Republic of Columbia	USD	10,000,000	1.00%	3M	12/20/2028	$302,687	$(12,457)	$(11,667)	$278,563
ICE CC	iTraxx Europe Crossover Ser. 41 V.1	EUR	1,070,000	5.00%	3M	6/20/2029	(105,260)	17,374	(6,661)	(94,547)
Total							$197,427	$4,917	$(18,328)	$184,016

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	Republic of Panama	USD	10,000,000	1.00%	3M	12/20/2028	$(341,837)	$53,107	$11,667	$(277,063)
Total							$(341,837)	$53,107	$11,667	$(277,063)

For the six months ended April 30, 2024, the average notional value for the months where the Fund had credit default swaps outstanding was $32,788,123 for buy protection and $73,860,160 for sell protection.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Interest rate swap contracts ("interest rate swaps")
At April 30, 2024, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	CAD	29,996,000	Receive	3M CDOR	2.67%	6M/6M	2/17/2027	$1,056,825	$113,094	$1,169,919
CME	CAD	29,996,000	Pay	3M CDOR	2.67%	6M/6M	2/17/2027	(1,056,825)	(113,094)	(1,169,919)
LCH	EUR	840,000	Pay	EUROSTR	3.24%	1Y/1Y	10/26/2026	3,460	(3,295)	165
LCH	EUR	373,000	Pay	EUROSTR	3.09%	1Y/1Y	10/26/2028	4,797	(1,768)	3,029
LCH	EUR	206,577	Receive	6M EURIBOR	0.05%	6M/1Y	4/13/2031	39,086	374	39,460
LCH	EUR	404,461	Pay	6M EURIBOR	2.22%	1Y/6M	8/30/2032	(20,631)	3,490	(17,141)
LCH	GBP	8,852,000	Pay	SONIA	3.85%	1Y/1Y	2/7/2054	(418,821)	(34,928)	(453,749)
LCH	NOK	822,776,000	Pay	6M NIBOR	4.51%	1Y/6M	2/23/2026	(321,972)	(53,374)	(375,346)
LCH	NZD	10,251,000	Pay	3M BBR-FRA	4.34%	6M/3M	3/26/2034	(200,726)	(7,702)	(208,428)
LCH	SEK	170,453,000	Pay	3M STIBOR	3.15%	1Y/3M	11/21/2028	101,810	93,374	195,184
LCH	SEK	55,576,000	Pay	3M STIBOR	2.65%	1Y/3M	12/11/2028	(71,464)	23,105	(48,359)
LCH	SEK	33,684,000	Pay	3M STIBOR	2.67%	1Y/3M	2/12/2029	(40,428)	(9,467)	(49,895)
LCH	SEK	334,104,000	Receive	3M STIBOR	2.82%	3M/1Y	2/23/2029	204,489	73,070	277,559
LCH	SEK	240,294,000	Receive	3M STIBOR	2.67%	3M/1Y	2/9/2034	386,787	70,028	456,815
CME	USD	33,029,000	Pay	USDSOFR	3.80%	1Y/1Y	2/8/2029	(1,000,937)	(117,859)	(1,118,796)
CME	USD	8,116,000	Receive	USDSOFR	3.57%	1Y/1Y	2/8/2054	642,220	33,171	675,391
Total								$(692,330)	$68,219	$(624,111)
Inflation swap contracts ("inflation swaps")
At April 30, 2024, the Fund had outstanding inflation swaps as follows:
Centrally cleared inflation swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	700,000	Receive	CPTFEMU	2.26%	T/T	4/18/2027	$15,781	$(16,884)	$(1,103)
LCH	EUR	750,000	Receive	CPTFEMU	2.21%	T/T	11/15/2028	16,803	(17,649)	(846)
LCH	EUR	670,000	Receive	CPTFEMU	1.42%	T/T	4/15/2031	172,955	(41,373)	131,582
LCH	EUR	750,000	Pay	CPTFEMU	2.32%	T/T	11/15/2033	(15,727)	18,549	2,822
LCH	GBP	20,000,000	Pay	UKRPI	4.33%	T/T	2/15/2025	(242,196)	225,648	(16,548)
LCH	USD	12,500,000	Receive	CPURNSA	2.40%	T/T	1/1/2025	158,647	(98,265)	60,382
LCH	USD	12,500,000	Receive	CPURNSA	2.61%	T/T	1/1/2025	141,825	(106,922)	34,903
Total								$248,088	$(36,896)	$211,192
At April 30, 2024, the Fund had $12,027,023 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $74,217,535 when the Fund paid the fixed rate and $146,440,761 when the Fund received the fixed rate.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
Total return swap contracts ("total return swaps")
At April 30, 2024, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx $ Investment Grade Corporate Bond ETF	USD	72,266,637	6/20/2024	5.34%	—%	SOFR	T/3M	$(2,278,363)	$(463,760)	$(2,742,123)
Total									$(2,278,363)	$(463,760)	$(2,742,123)

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at April 30, 2024.
For the six months ended April 30, 2024, the average notional value for the months where the Fund had total return swaps outstanding was $82,919,512 for long positions.
At April 30, 2024, the Fund had cash collateral of $260,000, $3,040,000 and $150,000 deposited in segregated accounts for JPMorgan Chase Bank N.A., Goldman Sachs International and Barclays Bank PLC, respectively, and cash collateral of $753,000 received from Citibank, N.A. to cover collateral requirements on over-the-counter derivatives.
Purchased straddle option contracts ("options purchased")
At April 30, 2024, the Fund did not have any outstanding purchased straddle options contracts.
For the six months ended April 30, 2024, the average market value for the months where the Fund had options purchased outstanding was $13.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of April 30, 2024:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
U.S. Government Agency Securities	$—	$2,170,953	$—	$2,170,953
Mortgage-Backed Securities#	—	2,816,092,789	—	2,816,092,789
Asset-Backed Securities	—	451,137,290	—	451,137,290
Corporate Bonds#	—	1,284,425,828	—	1,284,425,828
Loan Assignments#	—	1,010,349	—	1,010,349
Foreign Government Securities	—	151,016,246	—	151,016,246
Convertible Bonds#	—	372,099	—	372,099
Municipal Notes#	—	30,122,432	—	30,122,432
Investment Companies	83,229	—	—	83,229
Exchange-Traded Funds	103,258,312	—	—	103,258,312
Short-Term Investments	—	93,766,158	—	93,766,158
Total Investments	$103,341,541	$4,830,114,144	$—	$4,933,455,685

#	The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited)  (cont’d)
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2023	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 4/30/2024	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2024
Investments in Securities:
Asset-Backed Securities(1)	$44	$—	$(6)	$12	$—	$(50)	$—	$—	$—	$—
Total	$44	$—	$(6)	$12	$—	$(50)	$—	$—	$—	$—
(1) At the beginning of the period, these investments were valued based on a single quotation obtained from a dealer.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of April 30, 2024:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$20,826,343	$—	$—	$20,826,343
Liabilities	(25,221,473)	—	—	(25,221,473)
Forward FX Contracts@
Assets	—	2,225,257	—	2,225,257
Liabilities	—	(1,242,069)	—	(1,242,069)
Bond Forwards@
Liabilities	—	(936,636)	—	(936,636)
Swaps
Assets	—	3,325,774	—	3,325,774
Liabilities	—	(6,573,863)	—	(6,573,863)
Total	$(4,395,130)	$(3,201,537)	$—	$(7,596,667)

@	Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	April 30, 2024	April 30, 2024	April 30, 2024	April 30, 2024
Assets
Investments in securities, at value* (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$761,617,122	$147,508,438	$452,023,255	$622,448,560
Affiliated issuers(b)	—	—	—	—
	761,617,122	147,508,438	452,023,255	622,448,560
Cash	2,063	—	2,070,950	19,028
Foreign currency(c)	20,115	479,937	—	—
Cash collateral segregated for futures contracts (Note A)	1,119,331	802,058	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	960,274	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	250,000	—	—
Dividends and interest receivable	5,595,054	2,468,982	3,493,995	9,768,155
Receivable for securities sold	4,121,886	715,684	10,836,669	1,089,022
Receivable from Management—net (Note B)	—	6,719	—	—
Receivable for Fund shares sold	567,540	5,184	383,951	278,049
Receivable for forward foreign currency contracts (Note A)	—	754,019	—	—
Receivable for unfunded loan commitments (Note A)	—	—	—	627
Prepaid expenses and other assets	99,467	21,163	43,092	70,555
Total Assets	773,142,578	153,972,458	468,851,912	633,673,996
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	82,842	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	—
Payable to investment manager—net (Note B)	110,317	68,835	144,745	243,066
Due to custodian	—	—	—	—
Payable for securities purchased	10,047,343	491,926	21,014,324	13,955,923
Payable for Fund shares redeemed	747,497	2,390,256	948,149	944,892
Payable for accumulated variation margin on futures contracts (Note A)	533,482	42,901	—	—
Payable for bond forward contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	964,085	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	336,828	—	—
Payable to administrator—net (Note B)	88,806	—	48,963	78,487
Payable to trustees	3,984	4,365	4,154	3,962
Interest payable (Note E)	—	—	17,905	—
Distributions payable	218,450	8,000	38,290	451,945
Payable for unfunded loan commitments (Note A)	—	—	13,195	—
Accrued capital gains taxes (Note A)	—	6,466	—	—
Other accrued expenses and payables	229,396	232,143	385,582	300,770
Total Liabilities	11,979,275	4,628,647	22,615,307	15,979,045
Net Assets	$761,163,303	$149,343,811	$446,236,605	$617,694,951

Net Assets consist of:
Paid-in capital	$888,954,798	$203,999,906	$498,765,431	$936,192,778
Total distributable earnings/(losses)	(127,791,495)	(54,656,095)	(52,528,826)	(318,497,827)
Net Assets	$761,163,303	$149,343,811	$446,236,605	$617,694,951
Net Assets
Investor Class	$9,733,866	$—	$—	$54,329,708
Trust Class	—	—	—	—
Institutional Class	686,158,816	147,785,861	426,361,904	411,224,007
Class A	23,414,141	594,648	14,644,644	13,269,530
Class C	3,460,475	963,302	5,230,057	2,024,775
Class R3	—	—	—	1,640,582
Class R6	38,396,005	—	—	116,705,212
Class E	—	—	—	18,501,137

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
April 30, 2024	April 30, 2024	April 30, 2024	April 30, 2024	April 30, 2024

$64,375,647	$75,331,794	$178,533,660	$167,835,399	$4,933,372,456
—	—	—	—	83,229
64,375,647	75,331,794	178,533,660	167,835,399	4,933,455,685
—	488	72,823	—	5,450,558
—	—	—	—	20,975,995
—	—	—	906,737	14,137,758
—	—	—	—	12,027,023
—	—	—	—	3,450,000
876,162	811,265	2,384,373	1,056,893	35,166,178
1,280,060	—	1,639,558	—	43,312,420
17,804	14,627	3,473	4,287	—
7	392	304,853	156,047	5,871,419
—	—	—	—	2,225,257
—	—	—	—	—
18,084	27,771	36,823	60,907	119,774
66,567,764	76,186,337	182,975,563	170,020,270	5,076,192,067

—	—	—	—	2,742,123
—	—	—	—	753,000
20,282	15,401	19,216	23,674	1,389,086
94,408	—	—	—	—
2,701,243	767,227	1,462,592	1,947,707	786,791,908
103,436	49,366	4,471,951	311,199	6,716,740
—	—	—	238,102	4,395,130
—	—	—	—	936,636
—	—	—	—	1,242,069
—	—	—	—	505,966
—	—	—	—	631,473
4,431	4,421	4,349	4,357	1,539
—	—	—	—	—
2,132	16,359	55,430	7,803	2,264,871
—	—	—	—	—
—	—	—	—	1,552
113,908	124,409	125,959	154,439	541,248
3,039,840	977,183	6,139,497	2,687,281	808,913,341
$63,527,924	$75,209,154	$176,836,066	$167,332,989	$4,267,278,726

$81,010,535	$80,836,137	$190,006,687	$186,963,548	$4,749,212,974
(17,482,611)	(5,626,983)	(13,170,621)	(19,630,559)	(481,934,248)
$63,527,924	$75,209,154	$176,836,066	$167,332,989	$4,267,278,726

$—	$—	$8,519,128	$13,827,221	$—
—	—	—	1,932,269	6,740,344
62,569,989	75,057,628	164,536,851	146,683,545	3,610,089,664
850,972	115,482	3,240,722	4,209,168	121,718,520
106,963	36,044	539,365	680,786	51,946,979
—	—	—	—	—
—	—	—	—	476,783,219
—	—	—	—	—

Statements of Assets and Liabilities (Unaudited) (cont’d)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	April 30, 2024	April 30, 2024	April 30, 2024	April 30, 2024
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,136,652	—	—	7,293,106
Trust Class	—	—	—	—
Institutional Class	79,970,259	22,083,244	45,276,860	55,144,712
Class A	2,738,068	88,989	1,554,322	1,780,880
Class C	404,174	144,152	555,540	271,318
Class R3	—	—	—	220,029
Class R6	4,473,234	—	—	15,629,332
Class E	—	—	—	2,479,493
Net Asset Value, offering and redemption price per share
Investor Class	$8.56	$—	$—	$7.45
Trust Class	—	—	—	—
Institutional Class	8.58	6.69	9.42	7.46
Class R3	—	—	—	7.46
Class R6	8.58	—	—	7.47
Class E	—	—	—	7.46
Net Asset Value and redemption price per share
Class A	$8.55	$6.68	$9.42	$7.45
Offering Price per share
Class A‡	$8.93	$6.98	$9.84	$7.78
Net Asset Value and offering price per share
Class C^	$8.56	$6.68	$9.41	$7.46
*Cost of Investments:
(a) Unaffiliated issuers	$801,953,953	$157,911,622	$453,604,335	$623,703,993
(b) Affiliated issuers	$—	$—	$—	$—
Total cost of investments	$801,953,953	$157,911,622	$453,604,335	$623,703,993
(c) Total cost of foreign currency	$20,824	$558,991	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$154,422	$—	$—

(f)	Updated to reflect the effect of a reverse stock split that occurred after the close of business on June 14, 2024. See Note H of the Notes to Financial Statements.
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
April 30, 2024	April 30, 2024	April 30, 2024	April 30, 2024	April 30, 2024

—	—	786,818	1,958,569	—
—	—	—	287,087	706,240
6,800,632	4,674,035	15,209,782	2,945,637 (f)	378,126,359
92,558	7,188	299,846	625,894	12,736,665
11,613	2,244	49,887	101,160	5,440,978
—	—	—	—	—
—	—	—	—	49,985,172
—	—	—	—	—

$—	$—	$10.83	$7.06	$—
—	—	—	6.73	9.54
9.20	16.06	10.82	49.80 (f)	9.55
—	—	—	—	—
—	—	—	—	9.54
—	—	—	—	—

$9.19	$16.07	$10.81	$6.73	$9.56

$9.60	$16.78	$11.29	$6.90	$9.98

$9.21	$16.07	$10.81	$6.73	$9.55

$72,150,738	$78,637,055	$186,444,135	$172,255,455	$5,153,054,938
$—	$—	$—	$—	$268,836
$72,150,738	$78,637,055	$186,444,135	$172,255,455	$5,153,323,774
$—	$—	$—	$—	$21,122,164
$—	$—	$—	$—	$(447,097)
$—	$—	$—	$—	$302,687

Statements of Operations (Unaudited)
Neuberger Berman Income Funds
	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$99,173	$—
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest and other income—unaffiliated issuers	15,356,966	5,393,943	20,862,726	27,386,933
Foreign taxes withheld	—	(53,634)	—	—
Total income	$15,356,966	$5,340,309	$20,961,899	$27,386,933
Expenses:
Investment management fees (Note B)	601,262	419,787	885,737	1,666,614
Administration fees (Note B):
Investor Class	13,225	—	—	74,730
Trust Class	—	—	—	—
Institutional Class	452,450	113,366	316,274	362,973
Class A	31,516	781	21,346	18,123
Class C	4,246	1,237	7,232	3,092
Class R3	—	—	—	2,251
Class R6	7,129	—	—	30,009
Distribution fees (Note B):
Investor Class	12,246	—	—	—
Trust Class	—	—	—	—
Class A	29,181	723	19,765	16,780
Class C	15,724	4,583	26,785	11,452
Class R3	—	—	—	4,169
Shareholder servicing agent fees:
Investor Class	6,372	—	—	12,177
Trust Class	—	—	—	—
Institutional Class	2,380	754	1,278	2,733
Class A	485	277	1,848	1,094
Class C	185	85	228	363
Class R3	—	—	—	161
Class R6	1,282	—	—	2,019
Class E	—	—	—	53
Audit fees	27,400	28,036	29,726	29,875
Custodian and accounting fees	79,312	100,468	163,381	66,542
Insurance	8,010	1,731	5,440	7,905
Legal fees	33,137	32,345	44,582	65,597
Registration and filing fees	66,129	29,005	39,488	68,953
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—
Shareholder reports	12,658	2,294	10,285	18,310
Trustees' fees and expenses	30,950	30,355	30,713	31,032
Interest	—	—	25,027	—
Miscellaneous and other fees (Note A)	24,787	8,864	23,947	27,508
Total expenses	1,460,066	774,691	1,653,082	2,524,515

Expenses reimbursed by Management (Note B)	(106,268)	(170,064)	(224,463)	—
Investment management fees waived (Note B)	—	—	—	(42,471)
Total net expenses	1,353,798	604,627	1,428,619	2,482,044
Net investment income/(loss)	$14,003,168	$4,735,682	$19,533,280	$24,904,889

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024

$—	$—	$—	$—	$2,699,168
—	—	—	—	16,245
1,373,809	1,119,047	2,669,315	4,741,948	109,270,815
—	—	—	—	(38,682)
$1,373,809	$1,119,047	$2,669,315	$4,741,948	$111,947,546

125,040	93,813	122,598	140,784	7,845,472

—	—	11,372	21,008	—
—	—	—	4,501	13,580
46,187	56,170	122,219	106,779	2,461,368
1,143	158	4,598	6,931	170,371
123	54	474	1,026	65,251
—	—	—	—	—
—	—	—	—	114,897

—	—	—	—	—
—	—	—	—	3,395
1,058	146	4,257	6,418	157,751
456	201	1,755	3,800	241,670
—	—	—	—	—

—	—	2,775	8,799	—
—	—	—	320	1,581
375	13,596	617	356	8,330
247	3	147	189	5,804
—	—	111	118	997
—	—	—	—	—
—	—	—	—	8,231
—	—	—	—	—
25,699	26,092	27,185	28,926	33,755
32,065	30,689	37,210	47,880	209,288
785	974	2,437	2,509	34,806
32,868	37,160	33,137	33,137	33,144
29,100	28,836	40,260	57,678	133,472
—	—	—	—	138,867
1,751	4,269	3,830	3,470	110,418
30,256	30,266	30,392	30,375	34,463
—	—	—	—	—
5,152	5,553	8,802	10,847	109,729
332,305	327,980	454,176	515,851	11,936,640

(172,744)	(164,701)	(173,410)	(198,081)	(4,998)
—	—	—	(7,571)	—
159,561	163,279	280,766	310,199	11,931,642
$1,214,248	$955,768	$2,388,549	$4,431,749	$100,015,904

Statements of Operations (Unaudited) (cont’d)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(6,300,102)	(1,102,587)*	(4,773,762)	(16,584,119)
Transactions in investment securities of affiliated issuers	—	—	—	—
Settlement of bond forward contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	83,488	—	—
Settlement of foreign currency transactions	—	(134,408)	—	—
Expiration or closing of futures contracts	467,808	66,033	—	—
Expiration or closing of swap contracts	—	(373,892)	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	24,194,398	7,701,373 **	11,922,618	52,894,438
Investment securities of affiliated issuers	—	—	—	—
Unfunded commitments	—	—	(13,195)	627
Forward foreign currency contracts	—	(230,735)	—	—
Bond forward contracts	—	—	—	—
Foreign currency translations	418	(36,358)	—	—
Futures contracts	45,175	123,048	—	—
Swap contracts	—	56,252	—	—
Net gain/(loss) on investments	18,407,697	6,152,214	7,135,661	36,310,946
Net increase/(decrease) in net assets resulting from operations	$32,410,865	$10,887,896	$26,668,941	$61,215,835

*	Net of foreign capital gains tax of $2,083 for Emerging Markets Debt and $0 for Strategic Income.
**	Change in accrued foreign capital gains tax amounted to $(591) for Emerging Markets Debt and $70 for Strategic Income.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024	For the Six Months Ended April 30, 2024

(876,491)	(787,399)	172,529	(1,032,680)	(13,804,366)*
—	—	—	—	(84,704)
—	—	—	—	1,194,191
—	—	—	—	(2,016,311)
—	—	—	—	555,878
—	—	—	(580,506)	1,832,533
—	—	—	(39,194)	10,070,639

6,064,120	3,931,627	7,717,182	4,598,965	172,263,116 **
—	—	—	—	107,433
—	—	—	—	—
—	—	—	—	871,822
—	—	—	—	(776,751)
—	—	—	—	(419,818)
—	—	—	(503,108)	(22,247,450)
—	—	—	—	1,784,301
5,187,629	3,144,228	7,889,711	2,443,477	149,330,513
$6,401,877	$4,099,996	$10,278,260	$6,875,226	$249,346,417

Statements of Changes in Net Assets
Neuberger Berman Income Funds

	Core Bond Fund		Emerging Markets Debt Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	April 30, 2024 (Unaudited)	October 31, 2023	April 30, 2024 (Unaudited)	October 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$14,003,168	$23,453,826	$4,735,682	$7,826,547
Net realized gain/(loss) on investments	(5,832,294)	(35,079,524)	(1,461,366)	(10,178,612)
Change in net unrealized appreciation/(depreciation) of investments	24,239,991	4,061,012	7,613,580	12,787,509
Net increase/(decrease) in net assets resulting from operations	32,410,865	(7,564,686)	10,887,896	10,435,444
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(210,488)	(393,987)	—	—
Institutional Class	(14,192,010)	(22,791,993)	(4,619,134)	(5,876,402)
Class A	(501,493)	(788,602)	(15,391)	(17,889)
Class C	(55,715)	(61,801)	(22,910)	(23,702)
Class R3	—	—	—	—
Class R6	(686,141)	(874,785)	—	—
Class E	—	—	—	—
Tax return of capital:
Institutional Class	—	—	—	(1,791,050)
Class A	—	—	—	(6,062)
Class C	—	—	—	(9,687)
Total distributions to shareholders	(15,645,847)	(24,911,168)	(4,657,435)	(7,724,792)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	505,836	416,677	—	—
Institutional Class	239,025,177	334,223,051	14,278,386	82,334,008
Class A	4,492,752	7,114,900	2,560,302	2,144,990
Class C	1,128,316	1,384,075	107,000	292,220
Class R3	—	—	—	—
Class R6	19,577,146	15,145,017	—	—
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	190,976	359,571	—	—
Institutional Class	13,098,821	21,185,808	4,563,586	7,604,828
Class A	447,063	674,131	12,684	20,246
Class C	42,345	50,130	22,386	32,488
Class R3	—	—	—	—
Class R6	557,033	711,539	—	—
Class E	—	—	—	—
Payments for shares redeemed:
Investor Class	(732,093)	(1,262,996)	—	—
Institutional Class	(137,740,962)	(182,291,343)	(19,524,478)	(54,089,808)
Class A	(3,188,998)	(4,457,769)	(2,400,487)	(2,261,230)
Class C	(239,567)	(370,196)	(26,558)	(160,978)
Class R3	—	—	—	—
Class R6	(5,057,533)	(4,638,750)	—	—
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	132,106,312	188,243,845	(407,179)	35,916,764
Net Increase/(Decrease) in Net Assets	148,871,330	155,767,991	5,823,282	38,627,416
Net Assets:
Beginning of period	612,291,973	456,523,982	143,520,529	104,893,113
End of period	$761,163,303	$612,291,973	$149,343,811	$143,520,529
See Notes to Financial Statements

Floating Rate Income Fund		High Income Bond Fund		Municipal High Income Fund		Municipal Impact Fund
Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
April 30, 2024 (Unaudited)	October 31, 2023	April 30, 2024 (Unaudited)	October 31, 2023	April 30, 2024 (Unaudited)	October 31, 2023	April 30, 2024 (Unaudited)	October 31, 2023

$19,533,280	$38,511,352	$24,904,889	$51,304,917	$1,214,248	$2,766,026	$955,768	$1,547,626
(4,773,762)	(8,231,631)	(16,584,119)	(61,778,933)	(876,491)	(3,244,124)	(787,399)	(1,451,287)
11,909,423	19,110,811	52,895,065	43,511,488	6,064,120	2,187,290	3,931,627	1,029,967
26,668,941	49,390,532	61,215,835	33,037,472	6,401,877	1,709,192	4,099,996	1,126,306

—	—	(1,932,787)	(3,912,388)	—	—	—	—
(18,644,951)	(37,155,416)	(17,226,869)	(36,794,477)	(1,212,356)	(2,763,460)	(955,518)	(1,548,819)
(669,475)	(1,140,711)	(452,067)	(806,084)	(15,123)	(30,903)	(1,277)	(2,851)
(206,795)	(464,956)	(68,507)	(166,823)	(1,284)	(1,977)	(287)	(890)
—	—	(54,232)	(86,966)	—	—	—	—
—	—	(4,344,741)	(8,303,539)	—	—	—	—
—	—	(688,738)	(1,194,583)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(19,521,221)	(38,761,083)	(24,767,941)	(51,264,860)	(1,228,763)	(2,796,340)	(957,082)	(1,552,560)

—	—	1,468,329	6,326,273	—	—	—	—
68,560,720	178,226,522	47,622,749	156,001,242	7,203,479	21,885,523	10,329,519	17,959,910
14,146,166	18,872,420	22,363,154	71,764,110	19,675	67,293	—	30,068
417,771	670,236	37,941	175,612	50,654	—	—	9,547
—	—	301,829	197,419	—	—	—	—
—	—	6,001,962	24,667,253	—	—	—	—
—	—	1,935,662	3,248,579	—	—	—	—

—	—	1,830,218	3,743,598	—	—	—	—
18,589,535	37,065,528	14,958,225	31,387,516	1,206,729	2,748,099	865,239	1,399,219
468,507	829,672	324,453	547,999	8,927	19,814	1,017	2,435
204,535	461,973	62,354	151,114	959	1,377	117	664
—	—	54,123	86,928	—	—	—	—
—	—	4,195,871	7,950,498	—	—	—	—
—	—	688,738	1,194,584	—	—	—	—

—	—	(6,104,435)	(16,046,203)	—	—	—	—
(94,503,810)	(243,239,468)	(174,734,012)	(294,507,544)	(13,568,511)	(45,222,574)	(8,369,356)	(26,584,059)
(15,032,035)	(16,327,823)	(22,336,021)	(72,978,744)	(117,991)	(154,659)	(20,642)	(38,440)
(1,149,603)	(2,280,722)	(681,171)	(936,932)	(307)	(46,340)	(6,486)	(97,346)
—	—	(260,912)	(149,428)	—	—	—	—
—	—	(15,791,624)	(45,471,539)	—	—	—	—
—	—	(1,501,723)	(2,040,221)	—	—	—	—
(8,298,214)	(25,721,662)	(119,564,290)	(124,687,886)	(5,196,386)	(20,701,467)	2,799,408	(7,318,002)
(1,150,494)	(15,092,213)	(83,116,396)	(142,915,274)	(23,272)	(21,788,615)	5,942,322	(7,744,256)

447,387,099	462,479,312	700,811,347	843,726,621	63,551,196	85,339,811	69,266,832	77,011,088
$446,236,605	$447,387,099	$617,694,951	$700,811,347	$63,527,924	$63,551,196	$75,209,154	$69,266,832

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Income Funds

	Municipal Intermediate Bond Fund		Short Duration Bond Fund
	Six Months Ended	Fiscal Year Ended	Six Months Ended	Fiscal Year Ended
	April 30, 2024 (Unaudited)	October 31, 2023	April 30, 2024 (Unaudited)	October 31, 2023
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$2,388,549	$4,664,208	$4,431,749	$8,190,355
Net realized gain/(loss) on investments	172,529	(2,607,581)	(1,652,380)	(4,557,047)
Change in net unrealized appreciation/(depreciation) of investments	7,717,182	1,984,057	4,095,857	4,646,090
Net increase/(decrease) in net assets resulting from operations	10,278,260	4,040,684	6,875,226	8,279,398
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(110,714)	(213,210)	(419,845)	(758,158)
Trust Class	—	—	(47,726)	(103,521)
Institutional Class	(2,265,574)	(4,484,793)	(3,990,244)	(7,531,288)
Class A	(41,008)	(63,900)	(138,832)	(190,574)
Class C	(2,912)	(5,845)	(19,752)	(41,971)
Class R6	—	—	—	—
Tax return of capital:
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R6	—	—	—	—
Total distributions to shareholders	(2,420,208)	(4,767,748)	(4,616,399)	(8,625,512)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	423,968	12,987	424,308	419,213
Trust Class	—	—	226,387	329,096
Institutional Class	40,353,361	58,554,440	30,620,145	58,417,912
Class A	107,665	2,999,570	277,058	3,728,772
Class C	200,895	144,902	55,152	453,171
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	87,217	168,261	399,424	726,610
Trust Class	—	—	47,681	103,444
Institutional Class	1,771,599	3,783,483	3,976,245	7,507,614
Class A	24,401	33,522	126,748	174,248
Class C	2,421	4,841	19,600	41,939
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(595,273)	(1,069,345)	(2,732,968)	(2,449,259)
Trust Class	—	—	(249,017)	(814,289)
Institutional Class	(48,919,907)	(52,838,121)	(31,917,521)	(71,129,639)
Class A	(391,549)	(1,847,807)	(1,539,552)	(1,507,005)
Class C	(18,433)	(245,450)	(283,866)	(831,996)
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	(6,953,635)	9,701,283	(550,176)	(4,830,169)
Net Increase/(Decrease) in Net Assets	904,417	8,974,219	1,708,651	(5,176,283)
Net Assets:
Beginning of period	175,931,649	166,957,430	165,624,338	170,800,621
End of period	$176,836,066	$175,931,649	$167,332,989	$165,624,338
See Notes to Financial Statements

Strategic Income Fund
Six Months Ended	Fiscal Year Ended
April 30, 2024 (Unaudited)	October 31, 2023

$100,015,904	$154,542,285
(2,252,140)	(175,716,859)
151,582,653	110,346,418
249,346,417	89,171,844

—	—
(170,508)	(350,201)
(88,259,809)	(123,446,104)
(3,152,419)	(5,670,296)
(1,032,199)	(1,747,864)
(12,583,904)	(22,758,248)

—	(18,632)
—	(6,146,611)
—	(303,433)
—	(109,461)
—	(1,111,540)
(105,198,839)	(161,662,390)

—	—
202,142	652,144
1,227,081,555	1,593,369,123
24,966,376	51,845,268
15,471,325	10,263,927
56,885,595	77,476,984

—	—
163,682	359,088
76,797,698	109,093,955
2,458,432	4,510,212
928,348	1,662,278
12,460,485	23,628,880

—	—
(377,721)	(1,648,765)
(551,925,256)	(853,000,067)
(33,147,368)	(35,436,656)
(6,723,165)	(13,664,334)
(32,883,926)	(70,697,355)
792,358,202	898,414,682
936,505,780	825,924,136

3,330,772,946	2,504,848,810
$4,267,278,726	$3,330,772,946

Notes to Financial Statements Income Funds (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Emerging Markets Debt became diversified in March 2022. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares, three offer Class R6 shares and one offers Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
2
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities, closed-end funds and exchange-traded funds ("ETFs"), for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.
Collateralized Loan Obligations (CLOs). The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.
Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).
The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).
The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).
The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).
The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services’ networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).
The value of total return swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time at which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time at which a Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
3
Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the six months ended April 30, 2024, was $1,489, $680 and $293 for Core Bond, High Income and Strategic Income, respectively.
5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2024 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$802,472,802	$1,995,842	$42,805,219	$(40,809,377)
Emerging Markets Debt	160,235,993	3,500,256	16,843,008	(13,342,752)
Floating Rate Income	453,678,283	4,468,029	6,136,252	(1,668,223)
High Income	628,859,833	11,076,287	17,486,933	(6,410,646)
Municipal High Income	72,570,500	478,080	8,672,933	(8,194,853)
Municipal Impact	78,639,567	150,212	3,457,985	(3,307,773)
Municipal Intermediate Bond	186,444,135	788,050	8,698,525	(7,910,475)
Short Duration	172,659,303	926,329	6,253,341	(5,327,012)
Strategic Income	5,158,356,317	21,634,715	267,821,096	(246,186,381)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2023, the Funds recorded permanent reclassifications primarily related to prior year true up adjustments and distribution in excess of income. For the year ended October 31, 2023, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
High Income	$(14,667)	$14,667
Municipal Intermediate Bond	(31,618)	31,618

The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Core Bond	$24,911,168	$16,625,905	$—	$—	$—	$—	$—	$—	$24,911,168	$16,625,905
Emerging Markets Debt	5,917,993	4,449,606	—	—	—	—	1,806,799	3,066,267	7,724,792	7,515,873
Floating Rate Income	38,761,083	22,881,344	—	—	—	—	—	—	38,761,083	22,881,344
High Income	51,264,860	62,512,883	—	—	—	—	—	—	51,264,860	62,512,883
Municipal High Income	26,844	61,589	2,769,496	3,465,117	—	—	—	—	2,796,340	3,526,706
Municipal Impact	6,865	134,403	1,545,695	1,382,566	—	44,470	—	—	1,552,560	1,561,439
Municipal Intermediate Bond	2,443	435,712	4,765,305	3,772,717	—	976,197	—	498,601	4,767,748	5,683,227
Short Duration	8,625,512	4,997,297	—	—	—	—	—	309,641	8,625,512	5,306,938
Strategic Income	153,972,713	143,506,946	—	—	—	11,365,916	7,689,677	49,410,403	161,662,390	204,283,265

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$864,529	$—	$—	$(65,051,204)	$(80,166,311)	$(203,528)	$(144,556,514)
Emerging Markets Debt	—	—	—	(21,135,701)	(39,726,366)	(24,489)	(60,886,556)
Floating Rate Income	7,021	—	—	(13,577,646)	(46,046,804)	(59,117)	(59,676,546)
High Income	—	—	—	(59,305,711)	(295,201,938)	(438,072)	(354,945,721)
Municipal High Income	—	397,177	—	(14,258,973)	(8,782,663)	(11,266)	(22,655,725)
Municipal Impact	—	5,233	—	(7,239,400)	(1,522,022)	(13,708)	(8,769,897)
Municipal Intermediate Bond	—	—	—	(15,627,657)	(5,292,350)	(108,666)	(21,028,673)
Short Duration	35,855	—	—	(9,422,869)	(12,496,073)	(6,299)	(21,889,386)
Strategic Income	—	—	—	(397,505,056)	(226,632,185)	(1,944,585)	(626,081,826)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures, forward FX contracts and options, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to swap contracts and treasury inflation protection securities ("TIPS").
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Core Bond	$43,511,250	$36,654,033
Emerging Markets Debt	22,010,579	17,453,870
Floating Rate Income	31,876,663	14,170,141
High Income	218,493,032	76,708,906
Municipal High Income	4,764,568	4,018,095
Municipal Impact	1,406,189	115,833
Municipal Intermediate Bond	3,477,573	1,814,777
Short Duration	7,864,950	4,631,123
Strategic Income	128,021,800	98,514,177
6
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At April 30, 2024, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $6,466 and $1,552, respectively, which is reflected in the Statements of Assets and Liabilities. For the six months ended April 30, 2024, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $2,083 and $0, respectively, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds that invest in foreign securities may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). ECJ tax reclaims are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. If an ECJ tax reclaim is "more likely than not" to not be sustained, assuming examination by tax authorities, due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, then no amounts are included in the Statements of Assets and Liabilities. Income recognized, if any, for ECJ tax reclaims would be included in "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be included in "Miscellaneous and other fees" in the Statements of Operations.
7
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.
8
Expense allocation: Certain expenses are applicable to multiple funds within a complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

9
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
10
When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Each Fund may also enter into a TBA (To Be Announced) agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
11
Derivative instruments: Certain Funds' use of derivatives during the six months ended April 30, 2024, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2024. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the six months ended April 30, 2024, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund’s portfolio. During six months ended April 30, 2024, Emerging Markets Debt and Short Duration each used futures for economic hedging purposes, including as a maturity or duration management device. During six months ended April 30, 2024, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund’s portfolio and to enhance total return.
Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Bond forward contracts: During the six months ended April 30, 2024, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments posted as collateral for the bond forward.
Forward foreign currency contracts: During the six months ended April 30, 2024, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage or reduce foreign currency risk, and to gain exposure to markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2024, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.
A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.
Credit default swap contracts: During the six months ended April 30, 2024, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers’ views on credit risk and market pricing of credit events and in an effort to leverage or reduce risk exposures by selling or buying protection. During the six months ended April 30, 2024, Short Duration used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. During the six months ended April 30, 2024, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest receivable or payable on swap contracts to determine the fair value of swaps.
Interest rate/Inflation swap contracts: During the six months ended April 30, 2024, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers’ views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged or reduced rate positions. During the six months ended April 30, 2024, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.
Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund’s total net assets or its total net increase (decrease) in net assets resulting from operations.
Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest receivable or payable on swap contracts to determine the fair value of swaps.
Total return swap contracts: During the six months ended April 30, 2024, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the six months ended April 30, 2024, Strategic Income used options purchased and options written for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund’s loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At April 30, 2024, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Core Bond
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$757,852	Receivable/Payable for accumulated variation margin on futures contracts	$(1,291,334)
Emerging Markets Debt
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	270,289	Receivable/Payable for accumulated variation margin on futures contracts	(313,190)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	754,019	Payable for forward foreign currency contracts	(964,085)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	146,064	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(636,865)
Credit Risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	153,973	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—
Total centrally cleared swaps		300,037		(636,865)
Over-the-counter swaps
Interest rate risk	Over-the-counter swap contracts, at value(a)	—	Over-the-counter swap contracts, at value(a)	(82,842)
Short Duration
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	673,479	Receivable/Payable for accumulated variation margin on futures contracts	(911,581)
Strategic Income
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	20,826,343	Receivable/Payable for accumulated variation margin on futures contracts	(25,221,473)

	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Bond forwards
Interest rate risk	Receivable for bond forward contracts	$—	Payable for bond forward contracts	$(936,636)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	2,225,257	Payable for forward foreign currency contracts	(1,242,069)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	3,047,211	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(3,460,130)
Credit Risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	278,563	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(371,610)
Total centrally cleared swaps		3,325,774		(3,831,740)
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	—	Over-the-counter swap contracts, at value(a)	(2,742,123)

(a)
"Centrally cleared swaps" and "over-the counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap and over-the-counter swap contracts plus accrued interest as of April 30, 2024.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2024, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Core Bond
Futures
Interest rate risk	$467,808	$45,175
Emerging Markets Debt
Futures
Interest rate risk	66,033	123,048
Forward FX contracts
Currency risk	83,488	(230,735)
Swaps
Interest rate risk	(373,892)	56,701
Credit Risk	-	(449)
Total swaps	(373,892)	56,252

Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Short Duration
Futures
Interest rate risk	$(580,506)	$(503,108)
Swaps
Credit Risk	(39,194)	-
Strategic Income
Futures
Interest rate risk	1,832,533	(22,247,450)
Forward FX contracts
Currency risk	(2,016,311)	871,822
Bond forwards
Interest rate risk	1,194,191	(776,751)
Swaps
Interest rate risk	2,430,592	(931,668)
Credit Risk	7,640,047	2,715,969
Total swaps	10,070,639	1,784,301

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Forward FX contracts	Settlement of forward foreign currency contracts
Bond Forwards	Settlement of bond forward contracts
Swaps	Expiration or closing of swap contracts

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Forward FX contracts	Forward foreign currency contracts
Bond forwards	Bond forward contracts
Swaps	Swap contracts
While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Floating Rate Income, High Income, Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the six months ended April 30, 2024 that require additional disclosures pursuant to ASC 815.
12
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated issuers." The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
During the six months ended April 30, 2024, the Funds did not participate in securities lending.
13
Offsetting assets and liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt and Strategic Income held one or more of these investments at April 30, 2024. The Funds' OTC derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2024.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Forward FX contracts	$754,019	$(964,085)
Over-the-counter swap contracts	—	(82,842)
Total	$754,019	$(1,046,927)
Strategic Income
Bond Forward Contracts	$—	$(936,636)
Forward FX contracts	2,225,257	(1,242,069)
Over-the-counter swap contracts	—	(2,742,123)
Total	$2,225,257	$(4,920,828)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Emerging Markets Debt
BCB	$2,824	$(2,824)	$—	$—	$(41,704)	$2,824	$—	$(38,880)
BNP	71,836	(30,835)	—	41,001	(30,835)	30,835	—	—
CITI	173,386	(173,386)	—	—	(192,741)	173,386	—	(19,355)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
DB	$11,755	$—	$—	$11,755	$—	$—	$—	$—
GSI	120,968	(120,968)	—	—	(465,883)	120,968	250,000	(94,915)
HSBC	40,033	(11,591)	—	28,442	(11,591)	11,591	—	—
JPM	172,615	(154,030)	—	18,585	(154,030)	154,030	—	—
MS	28,149	(28,149)	—	—	(65,992)	28,149	—	(37,843)
SCB	132,453	(77,888)	—	54,565	(77,888)	77,888	—	—
SSB	—	—	—	—	(6,263)	—	—	(6,263)
Total	$754,019	$(599,671)	$—	$154,348	$(1,046,927)	$599,671	$250,000	$(197,256)
Strategic Income
BCB	$—	$—	$—	$—	$(213,936)	$—	$150,000	$(63,936)
CITI	1,974,100	(447,337)	(753,000)	773,763	(447,337)	447,337	—	—
GSI	185,117	(185,117)	—	—	(3,766,773)	185,117	3,040,000	(541,656)
HSBC	—	—	—	—	(17,539)	—	—	(17,539)
JPM	37,601	(37,601)	—	—	(416,870)	37,601	260,000	(119,269)
MS	682	(682)	—	—	(51,008)	682	—	(50,326)
SCB	27,757	(7,365)	—	20,392	(7,365)	7,365	—	—
Total	$2,225,257	$(678,102)	$(753,000)	$794,155	$(4,920,828)	$678,102	$3,450,000	$(792,726)

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of April 30, 2024, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of April 30, 2024.

14
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
15
Investment in other funds managed by Neuberger Berman Investment Advisers LLC: Through April 30, 2024, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).
For Strategic Income’s investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the six months ended April 30, 2024, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the six months ended April 30, 2024, income earned from the Underlying Fund on Strategic Income’s investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the six months ended April 30, 2024, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income’s investments in the Underlying Fund were as follows:
	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$ 0	$ 16,245
16
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
17
Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion. As of April 30, 2024, the value of unfunded loan commitments was $880,171 and $95,603 for Floating Rate Income and High Income, respectively, pursuant to the following loan agreements:
Floating Rate Income
Borrower	Principal Amount	Value
Constant Contact, Inc., Term Loan DD, (3 mo. USD Term SOFR + 4.00%), 9.57%, due 2/10/2028(a)	$500,000	$481,565
Ryan LLC, Term Loan DD, (3 mo. USD Term SOFR + 3.50%), 4.50%, due 11/14/2030(a)	153,333	154,356
Touchdown Acquirer, Inc., Term Loan DD, (3 mo. USD Term SOFR + 4.00%), due 2/21/2031(a)	243,413	244,250

High Income
Borrower	Principal Amount	Value
Groundworks, LLC, Term Loan DD, (3 mo. USD Term SOFR + 0.50%), 0.50%, due 3/14/2031(a)	$95,452	$95,603

(a)
Position is a delayed draw term loan which may be partially or fully unfunded. In accordance with the underlying credit agreement, the interest rate shown reflects the unfunded rate as of April 30, 2024.

18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
   Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
Core Bond	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
Emerging Markets Debt	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Floating Rate Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
High Income(a)	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Municipal High Income	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
Municipal Impact	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
Municipal Intermediate Bond	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Short Duration	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
Strategic Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)
NBIA has contractually agreed to waive its Class E management fee for the below Fund. This undertaking lasts until October 31, 2025 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by
NBIA.

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Six Months Ended April 30, 2024
High Income	0.48%	1/11/2022	$ 42,471
Accordingly, for the six months ended April 30, 2024, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:
Effective Rate
Core Bond	0.18%
High Income	0.48%(a)
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%

(a)	After waivers, 0.47% annual effective net rate of the Fund’s average daily net assets.
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, dividend and interest expenses relating to short sales, and extraordinary expenses, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At April 30, 2024, the Funds' contingent liabilities to NBIA under the contractual expense limitation agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2021	2022	2023	2024
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026	2027
Core Bond Investor Class	0.78%	10/31/27	$13,198	$17,290	$14,528	$6,396
Core Bond Institutional Class	0.38%	10/31/27	212,423	219,953	232,273	93,632
Core Bond Class A	0.78%	10/31/27	3,024	3,834	3,727	528
Core Bond Class C	1.53%	10/31/27	516	511	618	181
Core Bond Class R6	0.28%	10/31/27	2,056	4,462	10,361	5,531
Emerging Markets Debt Institutional Class	0.78%	10/31/27	333,789	347,064	343,109	168,205
Emerging Markets Debt Class A	1.15%	10/31/27	2,562	1,777	1,956	759
Emerging Markets Debt Class C	1.90%	10/31/27	1,321	1,843	2,016	1,100
Floating Rate Income Institutional Class	0.60%(b)	10/31/27	436,784	494,544	449,378	211,922
Floating Rate Income Class A	0.97%(b)	10/31/27	17,310	15,422	18,698	9,632
Floating Rate Income Class C	1.72%(b)	10/31/27	11,014	8,329	6,780	2,909
High Income Investor Class	1.00%	10/31/27	—	—	—	—
High Income Institutional Class	0.75%	10/31/27	—	—	—	—
High Income Class A	1.12%	10/31/27	—	—	—	—
High Income Class C	1.87%	10/31/27	—	—	—	—
High Income Class R3	1.37%	10/31/27	—	—	—	—
High Income Class R6	0.65%	10/31/27	—	—	—	—
Municipal High Income Institutional Class	0.50%	10/31/27	339,041	368,149	345,088	169,984
Municipal High Income Class A	0.87%	10/31/27	3,504	6,041	4,146	2,584
Municipal High Income Class C	1.62%	10/31/27	754	2,728	290	176
Municipal Impact Institutional Class	0.43%	10/31/27	280,447	315,217	310,517	164,383
Municipal Impact Class A	0.80%	10/31/27	542	2,788	445	240
Municipal Impact Class C	1.55%	10/31/27	187	2,471	295	78
Municipal Intermediate Bond Investor Class	0.45%	10/31/27	18,508	22,599	17,677	9,769
Municipal Intermediate Bond Institutional Class	0.30%	10/31/27	299,074	306,017	308,562	159,700
Municipal Intermediate Bond Class A	0.67%	10/31/27	3,614	5,749	4,759	3,485
Municipal Intermediate Bond Class C	1.42%	10/31/27	2,706	4,207	244	456
Short Duration Investor Class	0.54%	10/31/27	80,344	50,129	40,838	20,873
Short Duration Trust Class	0.64%	10/31/27	12,731	8,606	6,868	2,882
Short Duration Institutional Class	0.34%	10/31/27	246,584	319,603	335,300	167,052
Short Duration Class A	0.71%(c)	10/31/27	7,874	6,186	9,500	6,260
Short Duration Class C	1.46%(c)	10/31/27	7,242	4,014	2,573	1,014
Strategic Income Trust Class	0.94%	10/31/27	3,911	4,533	3,707	1,286
Strategic Income Institutional Class	0.59%	10/31/27	75,202	209,081	87,652	—
Strategic Income Class A	0.99%	10/31/27	—	—	—	—
Strategic Income Class C	1.69%	10/31/27	22,219	18,239	11,667	3,712
Strategic Income Class R6	0.49%	10/31/27	21,842	40,769	22,907	—

(a)	Expense limitation per annum of the respective class’s average daily net assets.

(b)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Floating Rate Income Institutional Class	0.70%	01/15/21
Floating Rate Income Class A	1.07%	01/15/21
Floating Rate Income Class C	1.82%	01/15/21

(c)
In addition to the contractual undertaking described above, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their Operating Expenses, per annum of their respective average daily net assets, are limited to the percentages indicated below. Voluntary reimbursements are not subject to recovery by NBIA and are terminable or subject to modification by NBIA, in its sole discretion, without notice to the Fund.

Class	Voluntary Expense Limitation	Effective Date(s)	Fees Voluntarily Waived for the Six Months Ended April 30, 2024
Short Duration Class A	0.46%	12/15/23	$4,822
Short Duration Class C	0.46%	12/15/23	2,749
Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the six months ended April 30, 2024, the following class(es) repaid NBIA under their respective contractual expense limitation agreement(s) as follows:
Class	Expenses Repaid to NBIA
Strategic Income Institutional Class	$127,369
Strategic Income Class R6	11,498
Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund’s investments and handle its day-to-day business for the portion of the Fund’s assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Core Bond’s Investor Class, Strategic Income’s Trust Class, High Income’s Class R3, and each Fund’s Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class’, and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class’ average daily net assets; 0.50% of High Income Class R3’s average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules. Effective December 15, 2023, Rule 12b-1 fees on all applicable share classes of Short Duration are waived.
Class A shares of each Fund (except Short Duration and Strategic Income) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Effective May 6, 2024, the initial sales charge for Class A shares of Strategic Income changed from up to 4.25% to up to 2.50%. Class A shares of each Fund (except Strategic Income) are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Effective May 6, 2024, a CDSC of 0.75% applies to certain redemptions made within 18 months following purchases of $250,000 or more without an initial sales charge for Class A shares of Strategic Income. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the six months ended April 30, 2024, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Core Bond Class A	$787	$—	$—	$—
Core Bond Class C	—	51	—	—
Emerging Markets Debt Class A	40	—	—	—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	2,700	—	—	—
Floating Rate Income Class C	—	100	—	—
High Income Class A	193	—	—	—
High Income Class C	—	—	—	—
Municipal High Income Class A	25	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Impact Class A	—	—	—	—
Municipal Impact Class C	—	—	—	—
Municipal Intermediate Bond Class A	60	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	119	—	—	—
Short Duration Class C	—	—	—	—
Strategic Income Class A	35,658	—	—	—
Strategic Income Class C	—	4,407	—	—

Note C—Securities Transactions:
During the six months ended April 30, 2024, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts, futures and options written) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$491,308,655	$264,762,721	$379,842,382	$227,291,807
Emerging Markets Debt	—	45,141,145	—	41,346,677
Floating Rate Income	—	169,897,125	—	173,770,833
High Income	—	311,156,477	15,122,805	419,737,273
Municipal High Income	—	31,197,869	—	34,921,638
Municipal Impact	—	28,295,000	—	23,928,338
Municipal Intermediate Bond	—	91,462,647	—	96,069,121
Short Duration	1,664,563	62,157,946	1,874,107	61,303,255
Strategic Income	4,502,508,964	1,232,629,614	4,064,354,210	534,845,240
During the six months ended April 30, 2024, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the six months ended April 30, 2024, and for the year ended October 31, 2023, was as follows:
	For the Six Months Ended April 30, 2024				For the Year Ended October 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	58,766	21,768	(83,386)	(2,852)	47,567	40,840	(143,374)	(54,967)
Institutional Class	27,219,334	1,491,225	(15,792,472)	12,918,087	37,659,741	2,406,677	(20,926,489)	19,139,929
Class A	516,025	51,023	(364,785)	202,263	806,393	76,791	(505,144)	378,040
Class C	128,953	4,828	(27,266)	106,515	158,793	5,711	(41,891)	122,613
Class R6	2,218,400	63,493	(582,864)	1,699,029	1,696,949	80,850	(525,614)	1,252,185
Emerging Markets Debt
Institutional Class	2,113,256	669,214	(2,879,615)	(97,145)	12,233,788	1,142,975	(8,223,038)	5,153,725
Class A	372,036	1,863	(349,590)	24,309	331,013	3,050	(345,607)	(11,544)
Class C	15,682	3,288	(3,897)	15,073	43,953	4,892	(24,285)	24,560
Floating Rate Income
Institutional Class	7,295,649	1,977,590	(10,057,885)	(784,646)	19,320,640	4,019,182	(26,411,575)	(3,071,753)
Class A	1,503,009	49,813	(1,596,178)	(43,356)	2,051,598	89,899	(1,772,436)	369,061
Class C	44,599	21,767	(122,732)	(56,366)	72,662	50,120	(247,478)	(124,696)

	For the Six Months Ended April 30, 2024				For the Year Ended October 31, 2023
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
High Income
Investor Class	199,534	244,365	(818,380)	(374,481)	863,817	511,955	(2,195,608)	(819,836)
Institutional Class	6,401,196	1,994,784	(23,314,173)	(14,918,193)	21,274,589	4,288,812	(40,184,071)	(14,620,670)
Class A	3,007,931	43,295	(3,002,427)	48,799	9,854,347	75,019	(10,024,929)	(95,563)
Class C	5,115	8,314	(91,109)	(77,680)	23,749	20,625	(128,373)	(83,999)
Class R3	40,265	7,217	(34,733)	12,749	26,956	11,887	(20,272)	18,571
Class R6	800,449	558,766	(2,110,443)	(751,228)	3,368,510	1,084,905	(6,173,455)	(1,720,040)
Class E	258,675	91,821	(202,571)	147,925	439,484	163,193	(276,371)	326,306
Municipal High Income
Institutional Class	785,953	130,812	(1,489,057)	(572,292)	2,383,211	302,581	(4,952,341)	(2,266,549)
Class A	2,118	968	(13,253)	(10,167)	7,409	2,186	(16,931)	(7,336)
Class C	5,572	103	(33)	5,642	—	151	(4,989)	(4,838)
Municipal Impact
Institutional Class	637,862	53,308	(517,147)	174,023	1,118,746	87,606	(1,658,440)	(452,088)
Class A	—	63	(1,305)	(1,242)	1,889	152	(2,474)	(433)
Class C	—	7	(398)	(391)	594	42	(6,172)	(5,536)
Municipal Intermediate Bond
Investor Class	38,973	7,964	(54,368)	(7,431)	1,195	15,636	(98,927)	(82,096)
Institutional Class	3,716,083	161,924	(4,466,351)	(588,344)	5,440,281	351,677	(4,914,468)	877,490
Class A	9,952	2,232	(35,846)	(23,662)	278,929	3,130	(173,033)	109,026
Class C	18,584	221	(1,674)	17,131	13,581	450	(22,921)	(8,890)
Short Duration
Investor Class(a)	60,217	56,308	(386,485)	(269,960)	59,542	103,163	(349,787)	(187,082)
Trust Class(a)	33,565	7,053	(36,859)	3,759	48,980	15,403	(121,411)	(57,028)
Institutional Class(b)	611,232	79,496	(639,674)	51,054	1,177,066	151,071	(1,432,039)	(103,902)
Class A(a)	40,944	18,750	(227,210)	(167,516)	552,862	25,997	(223,878)	354,981
Class C(a)	8,186	2,899	(42,006)	(30,921)	66,838	6,244	(123,748)	(50,666)
Strategic Income
Trust Class	20,885	16,868	(39,006)	(1,253)	67,954	37,653	(172,313)	(66,706)
Institutional Class	126,569,837	7,908,895	(56,901,799)	77,576,933	166,904,188	11,457,868	(89,776,324)	88,585,732
Class A	2,571,236	252,864	(3,412,867)	(588,767)	5,400,580	472,855	(3,714,935)	2,158,500
Class C	1,593,164	95,619	(694,340)	994,443	1,076,586	174,345	(1,434,326)	(183,395)
Class R6	5,852,825	1,284,493	(3,405,823)	3,731,495	8,109,427	2,480,372	(7,422,206)	3,167,593

(a)	After the close of business on May 30, 2024, Investor Class, Trust Class, Class A and Class C shares converted into Institutional Class shares. See Note H of the Notes to Financial Statements.

(b)
After the close of business on June 14, 2024, the Fund’s Institutional Class underwent a reverse stock split.
The capital share activity presented here has been retroactively adjusted to reflect this split. See Note H of the Notes to Financial Statements.

Note E—Line of Credit:
At April 30, 2024, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding for any Fund under the Credit Facility at April 30, 2024.
During the six months ended April 30, 2024, the following Fund had borrowings under the Credit Facility:
Fund	Number of Days Borrowed	Greatest Amount Borrowed	Average Interest Rate	Interest Paid
Floating Rate Income	12	$13,800,000	6.40%	$25,027
Note F—Investments in Affiliates(a):
	Value at October 31, 2023	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at April 30, 2024	Value at April 30, 2024
Strategic Income
Neuberger Berman Global Monthly Income Fund Ltd.	$578,674	$848,913	$1,367,087	$107,433	$(84,704)	$16,245	116,041	$83,229
Sub-total for affiliates held as of 4/30/24(c)	$578,674	$848,913	$1,367,087	$107,433	$(84,704)	$16,245		$83,229

(a)	Affiliated persons, as defined in the 1940 Act.
(b)	Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.
(c)	At April 30, 2024, these securities amounted to less than 0.05% of net assets of Strategic Income.
Other: At April 30, 2024, affiliated persons owned the listed percentage of the outstanding shares of the following Funds:

Affiliated Person(s) Percentage Ownership of Outstanding Shares(a)
Emerging Markets Debt	2.04%
High Income	0.00%
Municipal High Income	0.08%
Municipal Impact	0.06%
Municipal Intermediate Bond	0.02%
Strategic Income	0.70%

(a)	Ratios that do not round to 0.01% are presented as 0.00%.
Note G—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01,"Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2022-06 to have a material impact on the Funds' financial statements.
Note H—Subsequent Event:
As previously communicated, on December 14, 2023, the Board approved the conversion of Short Duration to a newly organized series of Neuberger Berman ETF Trust (the "Short Duration ETF"). After the close of business on June 21, 2024, Short Duration was reorganized into Short Duration ETF in a tax-free reorganization under the Internal Revenue Code (the "Conversion"). After the Conversion, shareholders of Short Duration now hold shares of Short Duration ETF instead of shares of Short Duration.
Prior to the Conversion, on May 30, 2024, each of Class A, Class C, Investor Class and Trust Class shares of Short Duration were converted into Institutional Class shares. Accordingly, after that date, all shareholders of Short Duration owned Institutional Class shares. In addition, after the close of business on June 14, 2024, Short Duration conducted a reverse stock split pursuant to a stock split ratio of 1:0.1417 (old to new) to increase the NAV per share of Institutional Class shares while decreasing the total number of the issued and outstanding Institutional Class shares.

Existing shareholders of Short Duration received a combined information statement/prospectus dated April 2, 2024, describing in detail both the Conversion and Short Duration ETF.
Note I—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Core Bond Fund
Investor Class
4/30/2024 (Unaudited)	$8.28	$0.17	$0.30	$0.47	$(0.19)	$—	$—
10/31/2023	$8.61	$0.32	$(0.31)	$0.01	$(0.34)	$—	$—
10/31/2022	$10.61	$0.20	$(1.94)	$(1.74)	$(0.26)	$—	$—
10/31/2021	$10.91	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)

Institutional Class
4/30/2024 (Unaudited)	$8.30	$0.18	$0.30	$0.48	$(0.20)	$—	$—
10/31/2023	$8.62	$0.35	$(0.30)	$0.05	$(0.37)	$—	$—
10/31/2022	$10.63	$0.24	$(1.96)	$(1.72)	$(0.29)	$—	$—
10/31/2021	$10.94	$0.17	$(0.03)	$0.14	$(0.27)	$(0.18)	$—
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)

Class A
4/30/2024 (Unaudited)	$8.27	$0.17	$0.30	$0.47	$(0.19)	$—	$—
10/31/2023	$8.59	$0.32	$(0.30)	$0.02	$(0.34)	$—	$—
10/31/2022	$10.60	$0.20	$(1.96)	$(1.76)	$(0.25)	$—	$—
10/31/2021	$10.90	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)

Class C
4/30/2024 (Unaudited)	$8.28	$0.13	$0.30	$0.43	$(0.15)	$—	$—
10/31/2023	$8.60	$0.25	$(0.30)	$(0.05)	$(0.27)	$—	$—
10/31/2022	$10.61	$0.13	$(1.96)	$(1.83)	$(0.18)	$—	$—
10/31/2021	$10.91	$0.05	$(0.02)	$0.03	$(0.15)	$(0.18)	$—
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.19)	$8.56	5.60%[d,e]	$9.7	0.91%[f]	0.78%[f]	3.81%[f]	91%[e]
$(0.34)	$8.28	(0.07)%[d]	$9.4	0.92%	0.78%	3.59%	159%[g]
$(0.26)	$8.61	(16.65)%	$10.3	0.93%	0.78%	2.04%	164%[g]
$(0.41)	$10.61	0.97%[d]	$13.7	0.88%	0.78%	1.17%	151%[g]
$(0.30)	$10.91	6.76%	$14.1	0.99%	0.80%	2.12%	111%[g]
$(0.30)	$10.51	10.81%[d]	$11.3	1.12%	0.85%	2.60%	147%[g]

$(0.20)	$8.58	5.80%[d,e]	$686.2	0.42%[f]	0.38%[f]	4.21%[f]	91%[e]
$(0.37)	$8.30	0.46%[d]	$556.4	0.43%	0.38%	4.01%	159%[g]
$(0.29)	$8.62	(16.37)%	$413.1	0.43%	0.38%	2.42%	164%[g]
$(0.45)	$10.63	1.28%[d]	$578.1	0.43%	0.38%	1.56%	151%[g]
$(0.35)	$10.94	7.28%	$473.5	0.46%	0.40%	2.51%	111%[g]
$(0.35)	$10.53	11.24%[d]	$332.3	0.55%	0.45%	2.98%	147%[g]

$(0.19)	$8.55	5.61%[d,e]	$23.4	0.79%[f]	0.78%[f]	3.80%[f]	91%[e]
$(0.34)	$8.27	0.05%[d]	$21.0	0.80%	0.78%	3.60%	159%[g]
$(0.25)	$8.59	(16.76)%	$18.5	0.80%	0.78%	2.06%	164%[g]
$(0.41)	$10.60	0.97%[d]	$22.6	0.80%	0.78%	1.16%	151%[g]
$(0.30)	$10.90	6.76%	$23.0	0.84%	0.80%	2.11%	111%[g]
$(0.30)	$10.50	10.82%[d]	$19.4	0.93%	0.85%	2.60%	147%[g]

$(0.15)	$8.56	5.21%[d,e]	$3.5	1.55%[f]	1.53%[f]	3.05%[f]	91%[e]
$(0.27)	$8.28	(0.70)%[d]	$2.5	1.56%	1.53%	2.85%	159%[g]
$(0.18)	$8.60	(17.37)%	$1.5	1.58%	1.53%	1.33%	164%[g]
$(0.33)	$10.61	0.22%[d]	$1.4	1.57%	1.53%	0.43%	151%[g]
$(0.22)	$10.91	5.97%	$2.1	1.59%	1.55%	1.39%	111%[g]
$(0.23)	$10.51	9.99%[d]	$2.2	1.68%	1.60%	1.85%	147%[g]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Core Bond Fund (cont’d)
Class R6
4/30/2024 (Unaudited)	$8.30	$0.19	$0.30	$0.49	$(0.21)	$—	$—
10/31/2023	$8.62	$0.36	$(0.30)	$0.06	$(0.38)	$—	$—
10/31/2022	$10.63	$0.26	$(1.97)	$(1.71)	$(0.30)	$—	$—
10/31/2021	$10.94	$0.18	$(0.03)	$0.15	$(0.28)	$(0.18)	$—
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—
Period from 1/18/2019[h] to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)

Emerging Markets Debt Fund
Institutional Class
4/30/2024 (Unaudited)	$6.41	$0.21	$0.28	$0.49	$(0.21)	$—	$—
10/31/2023	$6.10	$0.39	$0.31	$0.70	$(0.30)	$—	$(0.09)
10/31/2022	$8.15	$0.35	$(2.06)	$(1.71)	$(0.20)	$—	$(0.14)
10/31/2021	$8.20	$0.35	$(0.06)	$0.29	$(0.34)	$—	$—
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)

Class A
4/30/2024 (Unaudited)	$6.41	$0.19	$0.27	$0.46	$(0.19)	$—	$—
10/31/2023	$6.09	$0.37	$0.31	$0.68	$(0.27)	$—	$(0.09)
10/31/2022	$8.14	$0.32	$(2.06)	$(1.74)	$(0.17)	$—	$(0.14)
10/31/2021	$8.19	$0.31	$(0.05)	$0.26	$(0.31)	$—	$—
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)

Class C
4/30/2024 (Unaudited)	$6.41	$0.17	$0.27	$0.44	$(0.17)	$—	$—
10/31/2023	$6.09	$0.32	$0.31	$0.63	$(0.22)	$—	$(0.09)
10/31/2022	$8.14	$0.27	$(2.06)	$(1.79)	$(0.12)	$—	$(0.14)
10/31/2021	$8.20	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)

Floating Rate Income Fund
Institutional Class
4/30/2024 (Unaudited)	$9.27	$0.41	$0.15	$0.56	$(0.41)	$—	$—
10/31/2023	$9.05	$0.79	$0.23	$1.02	$(0.80)	$—	$—
10/31/2022	$9.80	$0.48	$(0.77)	$(0.29)	$(0.46)	$—	$—
10/31/2021	$9.40	$0.36	$0.40	$0.76	$(0.36)	$—	$—
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.21)	$8.58	5.86%[d,e]	$38.4	0.32%[f]	0.28%[f]	4.32%[f]	91%[e]
$(0.38)	$8.30	0.56%[d]	$23.0	0.34%	0.28%	4.13%	159%[g]
$(0.30)	$8.62	(16.29)%	$13.1	0.34%	0.28%	2.78%	164%[g]
$(0.46)	$10.63	1.39%[d]	$7.2	0.33%	0.29%	1.64%	151%[g]
$(0.36)	$10.94	7.38%	$3.1	0.37%	0.30%	2.63%	111%[g]
$(0.29)	$10.53	9.06%[d,e]	$3.4	0.50%[f]	0.36%[f]	2.94%[f]	147%[g,i]

$(0.21)	$6.69	7.57%[e]	$147.8	1.01%[f]	0.78%[f]	6.21%[f]	29%[e]
$(0.39)	$6.41	11.36%	$142.3	1.05%	0.79%	5.94%	66%
$(0.34)	$6.10	(21.48)%	$103.8	1.02%	0.81%	4.91%	55%
$(0.34)	$8.15	3.49%	$222.8	0.96%	0.79%	4.08%	59%
$(0.37)	$8.20	(0.62)%	$153.0	1.02%	0.79%[j]	4.69%	86%
$(0.44)	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%

$(0.19)	$6.68	7.17%[e]	$0.6	1.42%[f]	1.15%[f]	5.40%[f]	29%[e]
$(0.36)	$6.41	11.13%	$0.4	1.60%	1.16%	5.54%	66%
$(0.31)	$6.09	(21.82)%	$0.5	1.55%	1.16%	4.60%	55%
$(0.31)	$8.14	3.10%	$0.5	1.39%	1.16%	3.69%	59%
$(0.34)	$8.19	(1.01)%	$1.3	1.42%	1.16%[j]	4.33%	86%
$(0.41)	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%

$(0.17)	$6.68	6.82%[e]	$1.0	2.14%[f]	1.90%[f]	5.10%[f]	29%[e]
$(0.31)	$6.41	10.31%	$0.8	2.19%	1.91%	4.81%	66%
$(0.26)	$6.09	(22.39)%	$0.6	2.19%	1.91%	3.86%	55%
$(0.25)	$8.14	2.21%	$0.6	2.12%	1.91%	2.95%	59%
$(0.28)	$8.20	(1.62)%	$0.5	2.16%	1.91%[j]	3.52%	86%
$(0.35)	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%

$(0.41)	$9.42	6.16%[e]	$426.4	0.72%[f]	0.62%[f,j]	8.85%[f]	39%[e]
$(0.80)	$9.27	11.67%	$426.9	0.71%	0.60%	8.61%	52%
$(0.46)	$9.05	(2.96)%	$444.7	0.72%	0.60%[j]	5.04%	46%
$(0.36)	$9.80	8.12%	$341.3	0.80%	0.62%	3.67%	49%
$(0.41)	$9.40	2.82%	$149.4	0.93%	0.70%	4.41%	81%
$(0.50)	$9.55	2.12%	$206.8	0.89%	0.71%[j]	5.16%	60%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Floating Rate Income Fund (cont’d)
Class A
4/30/2024 (Unaudited)	$9.27	$0.39	$0.16	$0.55	$(0.40)	$—	$—
10/31/2023	$9.05	$0.76	$0.23	$0.99	$(0.77)	$—	$—
10/31/2022	$9.80	$0.43	$(0.75)	$(0.32)	$(0.43)	$—	$—
10/31/2021	$9.40	$0.32	$0.40	$0.72	$(0.32)	$—	$—
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—

Class C
4/30/2024 (Unaudited)	$9.27	$0.36	$0.14	$0.50	$(0.36)	$—	$—
10/31/2023	$9.05	$0.69	$0.23	$0.92	$(0.70)	$—	$—
10/31/2022	$9.79	$0.36	$(0.74)	$(0.38)	$(0.36)	$—	$—
10/31/2021	$9.40	$0.25	$0.39	$0.64	$(0.25)	$—	$—
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—

High Income Bond Fund
Investor Class
4/30/2024 (Unaudited)	$7.09	$0.26	$0.36	$0.62	$(0.26)	$—	$—
10/31/2023	$7.28	$0.48	$(0.19)	$0.29	$(0.48)	$—	$—
10/31/2022	$8.68	$0.40	$(1.39)	$(0.99)	$(0.41)	$—	$—
10/31/2021	$8.33	$0.40	$0.36	$0.76	$(0.41)	$—	$—
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—

Institutional Class
4/30/2024 (Unaudited)	$7.10	$0.27	$0.36	$0.63	$(0.27)	$—	$—
10/31/2023	$7.29	$0.50	$(0.19)	$0.31	$(0.50)	$—	$—
10/31/2022	$8.69	$0.41	$(1.39)	$(0.98)	$(0.42)	$—	$—
10/31/2021	$8.34	$0.42	$0.36	$0.78	$(0.43)	$—	$—
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—

Class A
4/30/2024 (Unaudited)	$7.09	$0.25	$0.36	$0.61	$(0.25)	$—	$—
10/31/2023	$7.28	$0.47	$(0.19)	$0.28	$(0.47)	$—	$—
10/31/2022	$8.68	$0.38	$(1.39)	$(1.01)	$(0.39)	$—	$—
10/31/2021	$8.33	$0.38	$0.36	$0.74	$(0.39)	$—	$—
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$9.42	5.97%[e]	$14.6	1.11%[f]	0.99%[f,j]	8.47%[f]	39%[e]
$(0.77)	$9.27	11.27%	$14.8	1.11%	0.97%	8.28%	52%
$(0.43)	$9.05	(3.33)%	$11.1	1.11%	0.97%[j]	4.59%	46%
$(0.32)	$9.80	7.72%	$10.6	1.20%	0.99%	3.29%	49%
$(0.37)	$9.40	2.45%	$7.0	1.34%	1.07%	4.00%	81%
$(0.47)	$9.55	1.75%	$6.5	1.29%	1.08%[j]	4.80%	60%

$(0.36)	$9.41	5.47%[e]	$5.2	1.85%[f]	1.74%[f,j]	7.73%[f]	39%[e]
$(0.70)	$9.27	10.44%	$5.7	1.83%	1.72%	7.48%	52%
$(0.36)	$9.05	(3.97)%	$6.7	1.84%	1.72%[j]	3.82%	46%
$(0.25)	$9.79	6.81%	$6.2	1.94%	1.75%	2.54%	49%
$(0.30)	$9.40	1.68%	$5.6	2.06%	1.82%	3.30%	81%
$(0.39)	$9.55	0.99%	$11.6	2.02%	1.84%[j]	4.07%	60%

$(0.26)	$7.45	8.77%[d,e]	$54.3	0.88%[f]	0.88%[f]	7.03%[f]	47%[e]
$(0.48)	$7.09	4.03%[d]	$54.4	0.87%	0.87%	6.61%	72%
$(0.41)	$7.28	(11.62)%	$61.8	0.87%	0.87%[k]	5.09%	72%
$(0.41)	$8.68	9.21%[d]	$73.7	0.85%	0.85%[k]	4.63%	98%
$(0.42)	$8.33	2.85%	$76.5	0.85%	0.85%	4.99%	115%
$(0.46)	$8.52	7.72%	$86.0	0.86%	0.86%	5.44%	96%

$(0.27)	$7.46	8.85%[d,e]	$411.2	0.72%[f]	0.72%[f]	7.16%[f]	47%[e]
$(0.50)	$7.10	4.20%[d]	$497.2	0.71%	0.71%	6.76%	72%
$(0.42)	$7.29	(11.46)%	$617.3	0.71%	0.71%[k]	5.17%	72%
$(0.43)	$8.69	9.38%[d]	$1,120.2	0.69%	0.69%[k]	4.79%	98%
$(0.43)	$8.34	3.02%	$1,148.7	0.69%	0.69%	5.14%	115%
$(0.47)	$8.53	7.89%	$1,471.8	0.70%	0.70%	5.60%	96%

$(0.25)	$7.45	8.65%[d,e]	$13.3	1.10%[f]	1.10%[f]	6.78%[f]	47%[e]
$(0.47)	$7.09	3.79%[d]	$12.3	1.11%	1.11%	6.48%	72%
$(0.39)	$7.28	(11.85)%	$13.3	1.12%	1.12%[k,l]	4.76%	72%
$(0.39)	$8.68	8.91%[d]	$17.2	1.12%	1.12%[k]	4.34%	98%
$(0.39)	$8.33	2.56%	$18.2	1.12%	1.12%[l]	4.69%	115%
$(0.43)	$8.52	7.43%	$25.1	1.17%	1.12%	5.23%	96%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
High Income Bond Fund (cont’d)
Class C
4/30/2024 (Unaudited)	$7.10	$0.22	$0.36	$0.58	$(0.22)	$—	$—
10/31/2023	$7.30	$0.41	$(0.20)	$0.21	$(0.41)	$—	$—
10/31/2022	$8.70	$0.33	$(1.40)	$(1.07)	$(0.33)	$—	$—
10/31/2021	$8.34	$0.32	$0.37	$0.69	$(0.33)	$—	$—
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—

Class R3
4/30/2024 (Unaudited)	$7.10	$0.24	$0.36	$0.60	$(0.24)	$—	$—
10/31/2023	$7.29	$0.45	$(0.19)	$0.26	$(0.45)	$—	$—
10/31/2022	$8.69	$0.37	$(1.40)	$(1.03)	$(0.37)	$—	$—
10/31/2021	$8.34	$0.36	$0.36	$0.72	$(0.37)	$—	$—
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—

Class R6
4/30/2024 (Unaudited)	$7.11	$0.27	$0.36	$0.63	$(0.27)	$—	$—
10/31/2023	$7.30	$0.50	$(0.19)	$0.31	$(0.50)	$—	$—
10/31/2022	$8.70	$0.42	$(1.39)	$(0.97)	$(0.43)	$—	$—
10/31/2021	$8.35	$0.43	$0.35	$0.78	$(0.43)	$—	$—
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—

Class E
4/30/2024 (Unaudited)	$7.10	$0.29	$0.36	$0.65	$(0.29)	$—	$—
10/31/2023	$7.29	$0.54	$(0.19)	$0.35	$(0.54)	$—	$—
Period from 1/11/2022[h] to 10/31/2022	$8.61	$0.38	$(1.31)	$(0.93)	$(0.39)	$—	$—

Municipal High Income Fund
Institutional Class
4/30/2024 (Unaudited)	$8.49	$0.18	$0.71	$0.89	$(0.18)	$—	$—
10/31/2023	$8.74	$0.34	$(0.25)	$0.09	$(0.34)	$—	$—
10/31/2022	$10.82	$0.28	$(2.07)	$(1.79)	$(0.29)	$—	$—
10/31/2021	$10.32	$0.30	$0.50	$0.80	$(0.30)	$—	$—
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.22)	$7.46	8.23%[d,e]	$2.0	1.87%[f]	1.87%[f]	6.02%[f]	47%[e]
$(0.41)	$7.10	2.88%[d]	$2.5	1.86%	1.86%	5.63%	72%
$(0.33)	$7.30	(12.45)%	$3.2	1.85%	1.85%[k]	4.06%	72%
$(0.33)	$8.70	8.27%[d]	$5.0	1.83%	1.83%[k]	3.65%	98%
$(0.34)	$8.34	1.74%	$5.9	1.82%	1.82%	4.04%	115%
$(0.38)	$8.54	6.81%	$12.0	1.83%	1.83%	4.48%	96%

$(0.24)	$7.46	8.50%[d,e]	$1.6	1.36%[f]	1.36%[f]	6.55%[f]	47%[e]
$(0.45)	$7.10	3.53%[d]	$1.5	1.36%	1.36%	6.13%	72%
$(0.37)	$7.29	(12.04)%	$1.4	1.36%	1.36%[k]	4.60%	72%
$(0.37)	$8.69	8.68%[d]	$1.8	1.33%	1.33%[k]	4.14%	98%
$(0.38)	$8.34	2.35%	$1.8	1.34%	1.34%	4.49%	115%
$(0.42)	$8.53	7.37%	$4.2	1.30%	1.30%	4.98%	96%

$(0.27)	$7.47	8.89%[d,e]	$116.7	0.62%[f]	0.62%[f]	7.28%[f]	47%[e]
$(0.50)	$7.11	4.31%[d]	$116.4	0.62%	0.62%	6.86%	72%
$(0.43)	$7.30	(11.35)%	$132.1	0.60%	0.60%[k]	5.17%	72%
$(0.43)	$8.70	9.48%[d]	$385.3	0.59%	0.59%[k]	4.88%	98%
$(0.44)	$8.35	3.12%	$303.2	0.59%	0.59%	5.26%	115%
$(0.48)	$8.54	8.12%	$747.4	0.60%	0.60%	5.69%	96%

$(0.29)	$7.46	9.19%[d,e]	$18.5	0.57%[f]	0.09%[f]	7.83%[f]	47%[e]
$(0.54)	$7.10	4.86%[d]	$16.6	0.56%	0.08%	7.41%	72%
$(0.39)	$7.29	(10.98)%[e]	$14.6	0.58%[f]	0.10%[f,k]	6.07%[f]	72%[e,i]

$(0.18)	$9.20	10.49%[e]	$62.6	1.06%[f]	0.50%[f]	3.89%[f]	49%[e]
$(0.34)	$8.49	0.84%	$62.6	0.97%	0.50%	3.67%	59%
$(0.29)	$8.74	(16.80)%	$84.3	0.83%	0.52%	2.81%	79%
$(0.30)	$10.82	7.83%	$145.1	0.77%	0.50%	2.76%	59%
$(0.31)	$10.32	0.46%	$117.9	0.81%	0.51%	3.05%	112%
$(0.36)	$10.59	9.62%	$122.7	0.86%	0.50%	3.46%	112%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal High Income Fund (cont’d)
Class A
4/30/2024 (Unaudited)	$8.49	$0.16	$0.70	$0.86	$(0.16)	$—	$—
10/31/2023	$8.74	$0.30	$(0.24)	$0.06	$(0.31)	$—	$—
10/31/2022	$10.81	$0.25	$(2.07)	$(1.82)	$(0.25)	$—	$—
10/31/2021	$10.31	$0.26	$0.50	$0.76	$(0.26)	$—	$—
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—

Class C
4/30/2024 (Unaudited)	$8.50	$0.13	$0.71	$0.84	$(0.13)	$—	$—
10/31/2023	$8.75	$0.23	$(0.24)	$(0.01)	$(0.24)	$—	$—
10/31/2022	$10.83	$0.17	$(2.07)	$(1.90)	$(0.18)	$—	$—
10/31/2021	$10.33	$0.18	$0.50	$0.68	$(0.18)	$—	$—
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—

Municipal Impact Fund
Institutional Class
4/30/2024 (Unaudited)	$15.35	$0.20	$0.72	$0.92	$(0.21)	$—	$—
10/31/2023	$15.50	$0.33	$(0.15)	$0.18	$(0.33)	$—	$—
10/31/2022	$17.72	$0.28	$(2.19)	$(1.91)	$(0.27)	$(0.04)	$—
10/31/2021	$17.81	$0.29	$(0.01)	$0.28	$(0.30)	$(0.07)	$—
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—

Class A
4/30/2024 (Unaudited)	$15.36	$0.18	$0.71	$0.89	$(0.18)	$—	$—
10/31/2023	$15.50	$0.27	$(0.14)	$0.13	$(0.27)	$—	$—
10/31/2022	$17.73	$0.21	$(2.19)	$(1.98)	$(0.21)	$(0.04)	$—
10/31/2021	$17.82	$0.23	$(0.02)	$0.21	$(0.23)	$(0.07)	$—
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—

Class C
4/30/2024 (Unaudited)	$15.36	$0.11	$0.72	$0.83	$(0.12)	$—	$—
10/31/2023	$15.50	$0.15	$(0.14)	$0.01	$(0.15)	$—	$—
10/31/2022	$17.73	$0.10	$(2.20)	$(2.10)	$(0.09)	$(0.04)	$—
10/31/2021	$17.82	$0.10	$(0.02)	$0.08	$(0.10)	$(0.07)	$—
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$9.19	10.17%[e]	$0.9	1.48%[f]	0.87%[f]	3.53%[f]	49%[e]
$(0.31)	$8.49	0.47%	$0.9	1.32%	0.87%	3.31%	59%
$(0.25)	$8.74	(17.03)%	$1.0	1.46%	0.90%	2.48%	79%
$(0.26)	$10.81	7.44%	$1.1	1.19%	0.87%	2.40%	59%
$(0.28)	$10.31	0.09%	$0.9	1.24%	0.88%	2.68%	112%
$(0.32)	$10.58	9.13%	$1.1	1.30%	0.87%	3.10%	112%

$(0.13)	$9.21	9.87%[e]	$0.1	2.01%[f]	1.62%[f]	2.77%[f]	49%[e]
$(0.24)	$8.50	(0.28)%	$0.1	2.00%	1.62%	2.53%	59%
$(0.18)	$8.75	(17.72)%	$0.1	3.78%	1.64%	1.70%	79%
$(0.18)	$10.83	6.63%	$0.2	2.00%	1.62%	1.64%	59%
$(0.20)	$10.33	(0.57)%	$0.3	1.94%	1.63%	1.94%	112%
$(0.24)	$10.59	8.41%	$0.7	1.99%	1.62%	2.32%	112%

$(0.21)	$16.06	5.96%[e]	$75.1	0.87%[f]	0.43%[f]	2.55%[f]	32%[e]
$(0.33)	$15.35	1.11%	$69.1	0.85%	0.43%	2.06%	27%
$(0.31)	$15.50	(10.88)%	$76.7	0.81%	0.43%	1.65%	20%
$(0.37)	$17.72	1.59%	$83.8	0.84%	0.43%	1.65%	20%
$(0.42)	$17.81	3.29%	$62.7	0.93%	0.43%	1.92%	42%
$(0.42)	$17.66	8.93%	$59.0	1.11%	0.44%	2.43%	100%

$(0.18)	$16.07	5.76%[e]	$0.1	1.21%[f]	0.80%[f]	2.18%[f]	32%[e]
$(0.27)	$15.36	0.81%	$0.1	1.07%	0.80%	1.69%	27%
$(0.25)	$15.50	(11.26)%	$0.1	3.06%	0.80%	1.28%	20%
$(0.30)	$17.73	1.22%	$0.1	1.43%	0.80%	1.29%	20%
$(0.36)	$17.82	2.90%	$0.1	1.12%	0.80%	1.55%	42%
$(0.35)	$17.67	8.58%	$0.1	1.51%	0.81%	2.01%	100%

$(0.12)	$16.07	5.37%[e]	$0.0	1.94%[f]	1.55%[f]	1.42%[f]	32%[e]
$(0.15)	$15.36	0.05%	$0.0	1.86%	1.55%	0.92%	27%
$(0.13)	$15.50	(11.92)%	$0.1	6.71%	1.55%	0.62%	20%
$(0.17)	$17.73	0.46%	$—	2.22%	1.55%	0.55%	20%
$(0.22)	$17.82	2.14%	$0.0	2.01%	1.55%	0.77%	42%
$(0.22)	$17.67	7.75%	$0.0	2.43%	1.55%	1.31%	100%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal Intermediate Bond Fund
Investor Class
4/30/2024 (Unaudited)	$10.39	$0.14	$0.44	$0.58	$(0.14)	$—	$—
10/31/2023	$10.41	$0.26	$(0.02)	$0.24	$(0.26)	$—	$—
10/31/2022	$12.09	$0.21	$(1.60)	$(1.39)	$(0.19)	$(0.07)	$(0.03)
10/31/2021	$12.01	$0.21	$0.13	$0.34	$(0.20)	$(0.06)	$—
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—

Institutional Class
4/30/2024 (Unaudited)	$10.38	$0.15	$0.44	$0.59	$(0.15)	$—	$—
10/31/2023	$10.40	$0.27	$(0.01)	$0.26	$(0.28)	$—	$—
10/31/2022	$12.08	$0.22	$(1.59)	$(1.37)	$(0.21)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.23	$0.13	$0.36	$(0.22)	$(0.06)	$—
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—

Class A
4/30/2024 (Unaudited)	$10.37	$0.13	$0.44	$0.57	$(0.13)	$—	$—
10/31/2023	$10.39	$0.24	$(0.02)	$0.22	$(0.24)	$—	$—
10/31/2022	$12.07	$0.18	$(1.59)	$(1.41)	$(0.17)	$(0.07)	$(0.03)
10/31/2021	$11.99	$0.18	$0.14	$0.32	$(0.18)	$(0.06)	$—
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—

Class C
4/30/2024 (Unaudited)	$10.38	$0.09	$0.43	$0.52	$(0.09)	$—	$—
10/31/2023	$10.40	$0.15	$(0.01)	$0.14	$(0.16)	$—	$—
10/31/2022	$12.08	$0.10	$(1.60)	$(1.50)	$(0.08)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.09	$0.13	$0.22	$(0.08)	$(0.06)	$—
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—

Short Duration Bond Fund
Investor Class
4/30/2024 (Unaudited)	$6.96	$0.18	$0.11	$0.29	$(0.19)	$—	$—
10/31/2023	$6.98	$0.32	$—	$0.32	$(0.34)	$—	$—
10/31/2022	$7.73	$0.19	$(0.70)	$(0.51)	$(0.23)	$—	$(0.01)
10/31/2021	$7.72	$0.18	$0.06	$0.24	$(0.23)	$—	$—
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.14)	$10.83	5.60%[e]	$8.5	0.69%[f]	0.45%[f]	2.59%[f]	52%[e]
$(0.26)	$10.39	2.29%	$8.3	0.66%	0.45%	2.39%	58%
$(0.29)	$10.41	(11.66)%	$9.1	0.67%	0.45%	1.83%	49%
$(0.26)	$12.09	2.86%	$12.1	0.60%	0.45%	1.71%	43%
$(0.27)	$12.01	2.02%	$12.5	0.66%	0.45%	2.00%	93%
$(0.31)	$12.04	8.46%	$13.3	0.75%	0.57%	2.40%	92%

$(0.15)	$10.82	5.68%[e]	$164.5	0.50%[f]	0.30%[f]	2.74%[f]	52%[e]
$(0.28)	$10.38	2.44%	$164.0	0.48%	0.30%	2.55%	58%
$(0.31)	$10.40	(11.54)%	$155.2	0.46%	0.30%	1.98%	49%
$(0.28)	$12.08	3.02%	$224.4	0.44%	0.30%	1.86%	43%
$(0.29)	$12.00	2.17%	$207.2	0.47%	0.30%	2.13%	93%
$(0.32)	$12.03	8.63%	$182.3	0.55%	0.42%	2.54%	92%

$(0.13)	$10.81	5.49%[e]	$3.2	0.88%[f]	0.67%[f]	2.37%[f]	52%[e]
$(0.24)	$10.37	2.06%	$3.4	0.84%	0.67%	2.19%	58%
$(0.27)	$10.39	(11.88)%	$2.2	0.96%	0.67%	1.63%	49%
$(0.24)	$12.07	2.64%	$2.0	0.82%	0.67%	1.50%	43%
$(0.24)	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
$(0.28)	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%

$(0.09)	$10.81	5.00%[e]	$0.5	1.68%[f]	1.42%[f]	1.62%[f]	52%[e]
$(0.16)	$10.38	1.30%	$0.3	1.48%	1.42%	1.42%	58%
$(0.18)	$10.40	(12.53)%	$0.4	1.79%	1.42%	0.83%	49%
$(0.14)	$12.08	1.87%	$1.6	1.58%	1.42%	0.74%	43%
$(0.15)	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
$(0.19)	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%

$(0.19)	$7.06	4.19%[e]	$13.8	0.81%[f]	0.54%[f]	5.17%[f]	40%[e]
$(0.34)	$6.96	4.62%[d]	$15.5	0.80%	0.54%	4.56%	65%
$(0.24)	$6.98	(6.70)%[d]	$16.9	0.82%	0.54%	2.63%	76%
$(0.23)	$7.73	3.06%[d]	$19.6	0.94%	0.55%	2.34%	91%
$(0.23)	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
$(0.19)	$7.80	4.40%[d]	$21.8	1.03%	0.59%	2.18%	131%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Short Duration Bond Fund (cont’d)
Trust Class
4/30/2024 (Unaudited)	$6.63	$0.17	$0.11	$0.28	$(0.18)	$—	$—
10/31/2023	$6.65	$0.30	$—	$0.30	$(0.32)	$—	$—
10/31/2022	$7.37	$0.18	$(0.68)	$(0.50)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.17	$0.05	$0.22	$(0.21)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—

Institutional Class
4/30/2024[m] (Unaudited)	$49.12	$1.34	$0.75	$2.09	$(1.41)	$—	$—
10/31/2023[m]	$49.19	$2.33	$0.07	$2.40	$(2.47)	$—	$—
10/31/2022[m]	$54.55	$1.48	$(5.08)	$(3.60)	$(1.69)	$—	$(0.07)
10/31/2021[m]	$54.48	$1.41	$0.35	$1.76	$(1.69)	$—	$—
10/31/2020[m]	$54.98	$1.69	$(0.50)	$1.19	$(1.69)	$—	$—
10/31/2019[m]	$53.99	$1.27	$1.20	$2.47	$(1.48)	$—	$—

Class A
4/30/2024 (Unaudited)	$6.63	$0.17	$0.11	$0.28	$(0.18)	$—	$—
10/31/2023	$6.65	$0.30	$(0.01)	$0.29	$(0.31)	$—	$—
10/31/2022	$7.36	$0.18	$(0.67)	$(0.49)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.16	$0.04	$0.20	$(0.20)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—

Class C
4/30/2024 (Unaudited)	$6.63	$0.17	$0.11	$0.28	$(0.18)	$—	$—
10/31/2023	$6.65	$0.24	$—	$0.24	$(0.26)	$—	$—
10/31/2022	$7.37	$0.12	$(0.68)	$(0.56)	$(0.15)	$—	$(0.01)
10/31/2021	$7.36	$0.10	$0.06	$0.16	$(0.15)	$—	$—
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—

Strategic Income Fund
Trust Class
4/30/2024 (Unaudited)	$9.12	$0.23	$0.43	$0.66	$(0.24)	$—	$—
10/31/2023	$9.22	$0.48	$(0.08)	$0.40	$(0.47)	$—	$(0.03)
10/31/2022	$11.41	$0.34	$(1.86)	$(1.52)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.33	$0.56	$0.89	$(0.44)	$—	$—
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.18)	$6.73	4.21%[e]	$1.9	0.97%[f]	0.65%[f]	5.08%[f]	40%[e]
$(0.32)	$6.63	4.50%[d]	$1.9	0.96%	0.64%	4.45%	65%
$(0.22)	$6.65	(6.86)%[d]	$2.3	0.98%	0.64%	2.53%	76%
$(0.21)	$7.37	2.96%[d]	$3.0	1.11%	0.65%	2.24%	91%
$(0.21)	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
$(0.18)	$7.43	4.25%[d]	$2.0	1.15%	0.69%	2.07%	131%

$(1.41)	$49.80	4.29%[e]	$146.7	0.58%[f]	0.35%[f]	5.38%[f]	40%[e]
$(2.47)	$49.12	4.98%[d]	$142.1	0.57%	0.34%	4.76%	65%
$(1.76)	$49.19	(6.65)%[d]	$147.6	0.59%	0.34%	2.87%	76%
$(1.69)	$54.55	3.26%[d]	$90.0	0.74%	0.35%	2.53%	91%
$(1.69)	$54.48	2.31%	$55.7	0.79%	0.36%	3.08%	165%
$(1.48)	$54.98	4.62%[d]	$56.3	0.78%	0.39%	2.37%	131%

$(0.18)	$6.73	4.27%[e]	$4.2	0.96%[f]	0.53%[f]	5.19%[f]	40%[e]
$(0.31)	$6.63	4.43%[d]	$5.3	0.95%	0.71%	4.48%	65%
$(0.22)	$6.65	(6.80)%[d]	$2.9	0.98%	0.71%	2.54%	76%
$(0.20)	$7.36	2.75%[d]	$2.0	1.13%	0.72%	2.18%	91%
$(0.21)	$7.36	1.89%	$1.5	1.18%	0.73%	2.67%	165%
$(0.17)	$7.43	4.18%[d]	$0.8	1.17%	0.76%	1.92%	131%

$(0.18)	$6.73	4.18%[e]	$0.7	1.73%[f]	0.74%[f]	4.97%[f]	40%[e]
$(0.26)	$6.63	3.65%[d]	$0.9	1.70%	1.46%	3.64%	65%
$(0.16)	$6.65	(7.62)%[d]	$1.2	1.73%	1.46%	1.70%	76%
$(0.15)	$7.37	2.12%[d]	$1.5	1.88%	1.47%	1.40%	91%
$(0.15)	$7.36	1.13%	$2.1	1.92%	1.48%	1.92%	165%
$(0.12)	$7.43	3.55%[d]	$1.4	1.92%	1.51%	1.26%	131%

$(0.24)	$9.54	7.24%[d,e]	$6.7	0.98%[f]	0.94%[f]	4.75%[f]	20%[e,g]
$(0.50)	$9.12	4.22%[d]	$6.4	1.00%	0.94%	4.99%	101%[g]
$(0.67)	$9.22	(13.82)%[d]	$7.1	1.00%	0.94%	3.27%	162%[g]
$(0.44)	$11.41	8.19%[d]	$9.6	0.99%	0.95%[k]	2.88%	114%[g]
$(0.39)	$10.96	3.41%[d]	$9.6	1.02%	0.94%	3.24%	107%[g]
$(0.41)	$10.99	7.60%[d]	$8.6	1.02%	0.94%	3.53%	113%[g]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Strategic Income Fund (cont’d)
Institutional Class
4/30/2024 (Unaudited)	$9.12	$0.25	$0.44	$0.69	$(0.26)	$—	$—
10/31/2023	$9.22	$0.51	$(0.08)	$0.43	$(0.50)	$—	$(0.03)
10/31/2022	$11.42	$0.37	$(1.86)	$(1.49)	$(0.33)	$(0.21)	$(0.17)
10/31/2021	$10.97	$0.37	$0.56	$0.93	$(0.48)	$—	$—
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)

Class A
4/30/2024 (Unaudited)	$9.13	$0.23	$0.44	$0.67	$(0.24)	$—	$—
10/31/2023	$9.23	$0.47	$(0.07)	$0.40	$(0.47)	$—	$(0.03)
10/31/2022	$11.43	$0.33	$(1.86)	$(1.53)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.98	$0.32	$0.57	$0.89	$(0.44)	$—	$—
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)

Class C
4/30/2024 (Unaudited)	$9.12	$0.19	$0.45	$0.64	$(0.21)	$—	$—
10/31/2023	$9.22	$0.40	$(0.07)	$0.33	$(0.40)	$—	$(0.03)
10/31/2022	$11.42	$0.26	$(1.87)	$(1.61)	$(0.21)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.24	$0.58	$0.82	$(0.36)	$—	$—
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)

Class R6
4/30/2024 (Unaudited)	$9.11	$0.25	$0.44	$0.69	$(0.26)	$—	$—
10/31/2023	$9.21	$0.52	$(0.08)	$0.44	$(0.51)	$—	$(0.03)
10/31/2022	$11.41	$0.39	$(1.87)	$(1.48)	$(0.34)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.38	$0.56	$0.94	$(0.49)	$—	$—
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.26)	$9.55	7.53%[d,e]	$3,610.1	0.59%[f]	0.59%[f,l]	5.12%[f]	20%[e,g]
$(0.53)	$9.12	4.58%[d]	$2,740.7	0.60%	0.59%	5.33%	101%[g]
$(0.71)	$9.22	(13.59)%[d]	$1,954.9	0.60%	0.59%	3.63%	162%[g]
$(0.48)	$11.42	8.56%[d]	$2,560.0	0.60%	0.60%[k]	3.22%	114%[g]
$(0.43)	$10.97	3.87%[d]	$2,227.5	0.61%	0.59%	3.59%	107%[g]
$(0.45)	$10.99	7.87%[d]	$2,357.5	0.62%	0.59%	3.84%	113%[g]

$(0.24)	$9.56	7.33%[d,e]	$121.7	0.96%[f]	0.96%[f]	4.73%[f]	20%[e,g]
$(0.50)	$9.13	4.19%[d]	$121.6	0.98%	0.98%	4.96%	101%[g]
$(0.67)	$9.23	(13.92)%[d]	$103.1	0.99%	0.99%[l]	3.23%	162%[g]
$(0.44)	$11.43	8.13%[d]	$133.3	1.00%	1.00%[k,l]	2.82%	114%[g]
$(0.39)	$10.98	3.46%[d]	$125.9	0.99%	0.99%[l]	3.19%	107%[g]
$(0.41)	$11.00	7.44%[d]	$113.5	1.01%	0.99%	3.45%	113%[g]

$(0.21)	$9.55	6.95%[d,e]	$51.9	1.71%[f]	1.69%[f]	4.01%[f]	20%[e,g]
$(0.43)	$9.12	3.44%[d]	$40.5	1.72%	1.69%	4.24%	101%[g]
$(0.59)	$9.22	(14.54)%[d]	$42.7	1.73%	1.69%	2.47%	162%[g]
$(0.36)	$11.42	7.47%[d]	$67.3	1.73%	1.70%[k]	2.13%	114%[g]
$(0.31)	$10.96	2.64%[d]	$73.4	1.73%	1.69%	2.49%	107%[g]
$(0.33)	$10.99	6.70%[d]	$100.5	1.74%	1.69%	2.75%	113%[g]

$(0.26)	$9.54	7.59%[d,e]	$476.8	0.49%[f]	0.49%[f,l]	5.21%[f]	20%[e,g]
$(0.54)	$9.11	4.68%[d]	$421.4	0.50%	0.49%	5.44%	101%[g]
$(0.72)	$9.21	(13.52)%[d]	$397.0	0.50%	0.49%	3.76%	162%[g]
$(0.49)	$11.41	8.67%[d]	$439.3	0.50%	0.50%[k]	3.32%	114%[g]
$(0.44)	$10.96	3.97%[d]	$332.2	0.51%	0.49%	3.68%	107%[g]
$(0.46)	$10.98	7.98%[d]	$301.4	0.52%	0.50%	3.94%	113%[g]

Notes to Financial Highlights Income Funds (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds’ total returns for the six months ended April 30, 2024. The class action proceeds received in 2023,
2022, 2021, 2020 and 2019 had no impact on the Funds’ total returns for the years ended October 31,
2023, 2022, 2021, 2020 and 2019, respectively.

e	Not annualized.
f	Annualized.
g	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2024	2023	2022	2021	2020	2019
Core Bond	—	185%	226%	243%	186%	187%
Strategic Income	106%	298%	308%	308%	344%	325%

h	The date investment operations commenced.
i	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2022, for High Income and for the year ended October 31, 2019, for Core Bond.
j
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020), Floating Rate Income (2024, 2022 & 2019) and Municipal High
Income (2022) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt, Floating Rate Income and Municipal High
Income not utilized the line of credit, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended April 30,
	2024	2022	2020	2019
Emerging Markets Debt Institutional Class	—	—	0.79%	—
Emerging Markets Debt Class A	—	—	1.16%	—
Emerging Markets Debt Class C	—	—	1.91%	—
Floating Rate Income Institutional Class	0.62%	0.60%	—	0.71%
Floating Rate Income Class A	0.99%	0.97%	—	1.08%
Floating Rate Income Class C	1.74%	1.72%	—	1.84%
Municipal High Income Institutional Class	—	0.52%	—	—
Municipal High Income Class A	—	0.90%	—	—
Municipal High Income Class C	—	1.64%	—	—

k
Includes interest expense on reverse repurchase agreements of 0.00% for each respective class for the year ended October 31, 2022 for High Income and for the year ended October 31, 2021 for High Income and
Strategic Income.

Notes to Financial Highlights Income Funds (Unaudited)  (cont’d)
l
After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2024	2022	2021	2020
High Income Class A	—	1.10%	—	1.04%
Strategic Income Institutional Class	0.59%	—	—	—
Strategic Income Class A	—	0.99%	0.98%	0.99%
Strategic Income Class R6	0.49%	—	—	—

m
After the close of business on June 14, 2024, the Fund’s Institutional Class underwent a reverse stock split.
The per share data presented here has been retroactively adjusted to reflect this split. See Note H of the
Notes to Financial Statements.

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Sub-Adviser
Neuberger Berman Europe Limited
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0314  06/24

(b)	Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 6.  Investments.

(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Reserved.

Item 8. Reserved.

Item 9. Reserved.

Item 10. Reserved.

Item 11. Reserved.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable to the Registrant.

Item 19.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSRS, Investment Company Act file number 811-21421 (filed June 26, 2023).
(a)(2)	Not applicable to the Registrant.
(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(4)	Not applicable to the Registrant.
(a)(5)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 2, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: July 2, 2024

By: /s/ John M. McGovern
       John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: July 2, 2024